As filed with the U.S. Securities and Exchange Commission on December 17, 2018

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Morgan Stanley Institutional Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(800) 548-7786
(Area Code and Telephone Number)

Mary E. Mullin, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Perkins Coie LLP 30 Rockefeller Plaza New York, New York 10112	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective on January 17, 2019 pursuant to Rule 488.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Institutional Fund, Inc. have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 8, 2019

To the Stockholders of Morgan Stanley Asia-Pacific Fund, Inc.:

Notice is hereby given of a Special Meeting of Stockholders (the "Meeting") of Morgan Stanley Asia-Pacific Fund, Inc. (the "Acquired Fund"), to be held in Conference Room 3B, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 9:30 a.m., New York time, on March 8, 2019, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated December 5, 2018 (the "Reorganization Agreement"), between the Acquired Fund and Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the Emerging Markets Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the "Reorganization"). As a result of this transaction, stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving Class I shares of common stock of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of common stock of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Reorganization Agreement attached as Exhibit A thereto. Stockholders of record of the Acquired Fund as of the close of business on January 14, 2019 are entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Board of Directors of the Acquired Fund recommends that you vote in favor of the Reorganization. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE VIA TELEPHONE OR THE INTERNET.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

January 17, 2019

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum is represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy form.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

EMERGING MARKETS PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

This Proxy Statement and Prospectus is being furnished to stockholders ("Stockholders") of Morgan Stanley Asia-Pacific Fund, Inc. ("MS Asia-Pacific Fund, Inc." or the "Acquired Fund") in connection with a Special Meeting of Stockholders (the "Meeting") to be held in Conference Room 3B, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 9:30 a.m., New York time, on March 8, 2019, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated December 5, 2018 (the "Reorganization Agreement"), between the Acquired Fund and Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the Emerging Markets Portfolio ("MSIF Emerging Markets" or the "Acquiring Fund"), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the "Reorganization"). As a result of this transaction, Stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving Class I shares of common stock of the Acquiring Fund with a value equal to the aggregate net asset value ("NAV") of their shares of common stock of the Acquired Fund ("Common Shares") held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The terms and conditions of the Reorganization are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Fund are the same as those of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of the Company's Registration Statement on Form N-14 (the "Registration Statement"). The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

To stockholders in Japan holding shares of the Acquired Fund through the Japan Securities Depositary Center, Incorporated (the "Japanese Acquired Fund Stockholders"):

The Japanese abridged translation of this Proxy Statement and Prospectus with instruction forms on the exercise of voting rights in respect of the Meeting are scheduled to be sent to the Japanese Acquired Fund Stockholders in February 2019.

In connection with the Reorganization, Japanese Acquired Fund Stockholders will receive a cash payment equal to the NAV of their holdings, rather than shares of the Acquiring Fund, because of significant operational challenges, expenses and potential adverse tax consequences were such Stockholders to receive shares of the Acquiring Fund. On the Closing Date (as defined herein) or as soon as practicable thereafter, the Acquired Fund will pay cash in an amount determined as of the Valuation Date (as defined herein) to Japanese Acquired Fund Stockholders of record. For information regarding potential U.S. tax consequences to Japanese Acquired Fund Stockholders, please see "The Reorganization—Tax Aspects of the Reorganization—Tax Consequences of the Reorganization to Stockholders." For information regarding potential Japanese tax consequences to Japanese Acquired Fund Stockholders, please see "The Reorganization—Tax Aspects of the Reorganization—Japanese Tax Consequences of the Reorganization to Japanese Acquired Fund Stockholders."

The Company is an open-end management investment company. The investment objective of the Acquiring Fund is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that Stockholders of the Acquired Fund should know before voting on the Reorganization. A copy of the prospectus for the Acquiring Fund, dated April 30, 2018, as may be amended and supplemented from time to time, is attached as Exhibit B, which prospectus forms a part of Post-Effective Amendment No. 199 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624), and is incorporated herein by reference (the "Acquiring Fund's Prospectus"). Also incorporated herein by reference is each of the Annual Report and Semi-Annual Report of the Acquired Fund for the fiscal year ended December 31, 2017 and the six-month period ended June 30, 2018, respectively (File No. 811-08388). In addition, also enclosed and incorporated herein by reference is each of the Annual Report and Semi-Annual Report of the Company relating to the Acquiring Fund for the fiscal year ended December 31, 2017 and the six-month period ended June 30, 2018, respectively (File No. 811-05624). A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated January 17, 2019, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 548-7786 with respect to each of the Acquired Fund and Acquiring Fund or by visiting the Commission's website at www.sec.gov. The Common Shares of the Acquired Fund are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "APF" and on the Tokyo Stock Exchange ("TSE") and will be delisted from the NYSE and TSE in connection with the Reorganization. Reports, proxy statements and other information concerning the Acquired Fund can be inspected at 11 Wall Street, New York, NY 10005.

Stockholders are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated January 17, 2019.

PROXY STATEMENT AND PROSPECTUS

Synopsis	1
General	1
The Reorganization	2
Fee Tables	3
Annual Fund Operating Expenses	5
Portfolio Turnover	5
Tax Consequences of the Reorganization	6
Comparison of Acquired Fund and Acquiring Fund	6
Principal Risk Factors	11
Voting Information	12
Record Date	12
Quorum	12
Voting Procedures	13
Expenses of Solicitation	13
Vote Required	14
Performance Information	14
The Reorganization	14
The Board's Considerations	14
The Reorganization Agreement	15
Tax Aspects of the Reorganization	16
Description of Shares	19
Capitalization Tables (unaudited)	19
Appraisal Rights	20
Comparison of Investment Objectives, Principal Policies and Restrictions	21
Investment Objectives and Policies	21
MS Asia-Pacific Fund, Inc. (Acquired Fund)	21
MSIF Emerging Markets (Acquiring Fund)	22
Investment Restrictions	23
Additional Information About the Acquiring Fund and the Acquired Fund	24
General	24
Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders	25
Financial Information	26
Stockholder Proposals	26
Management	26
Description of Shares and Stockholder Inquiries	26
Trading History and Share Price Data	27
Dividends, Distributions and Taxes	27
Purchases, Exchanges and Redemptions	28
Share Information	28
Financial Statements and Experts	30
Legal Matters	30
Available Information	30
Other Business	30
Exhibit A – Agreement and Plan of Reorganization	A-1
Exhibit B – Prospectus of the Acquiring Fund, dated April 30, 2018, as amended and supplemented from time to time	B-1
Exhibit C – Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2017	C-1
Exhibit D – Semi-Annual Report for the Acquiring Fund for the six-month period ended June 30, 2018	D-1

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Stockholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Proxy Statement and Prospectus is being furnished to Stockholders of the Acquired Fund, a diversified closed-end management investment company, in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of the Acquired Fund, of proxies ("Proxies") to be used at the Meeting to consider the Reorganization. It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about January 22, 2019.

Pursuant to the Reorganization, Stockholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. The shares to be issued by the Acquiring Fund in connection with the Reorganization (the "Acquiring Fund Shares") will be issued at NAV without any sales charges. Any subsequent purchases of Class I shares of the Acquiring Fund after the Reorganization by the former Stockholders of the Acquired Fund will not be subject to any sales charges. Further, the minimum initial investment for Class I shares will be waived and the Acquiring Fund's ability to impose an involuntary conversion or redemption as a result of not meeting investment minimums will be waived indefinitely for former Stockholders of the Acquired Fund that receive Class I shares of the Acquiring Fund. A redemption fee of 2% will be assessed on any redemption of Class I shares of the Acquiring Fund received by the Acquired Fund Stockholders in connection with the Reorganization where the redemption is effected within 30 days following the consummation of the Reorganization. See "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" below. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's Prospectus, attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The Board of Directors of the Company, on behalf of the Acquiring Fund, has authorized the issuance of the Acquiring Fund Shares to Stockholders of the Acquired Fund in connection with the Reorganization.

To Japanese Acquired Fund Stockholders:

The Japanese abridged translation of this Proxy Statement and Prospectus with instruction forms on the exercise of voting rights in respect of the Meeting are scheduled to be sent to the Japanese Acquired Fund Stockholders in February 2019.

In connection with the Reorganization, Japanese Acquired Fund Stockholders will receive a cash payment equal to the NAV of their holdings, rather than shares of the Acquiring Fund, because of significant operational challenges, expenses and potential adverse tax consequences were such Stockholders to receive shares of the Acquiring Fund. On the Closing Date (as defined herein) or as soon as practicable thereafter, the Acquired Fund will pay cash in an amount determined as of the Valuation Date (as defined herein) to Japanese Acquired Fund Stockholders of record. For information regarding potential U.S. tax consequences to Japanese Acquired Fund Stockholders, please see "The Reorganization—Tax Aspects of the Reorganization—Tax Consequences of the Reorganization to Stockholders." For information regarding potential Japanese tax consequences to Japanese Acquired Fund Stockholders, please see "The Reorganization—Tax Aspects of the Reorganization—Japanese Tax Consequences of the Reorganization to Japanese Acquired Fund Stockholders."

The information concerning the Acquired Fund contained herein has been supplied by the Acquired Fund. The information concerning the Acquiring Fund contained herein has been supplied by the Company.

1

The Reorganization

The Reorganization is being proposed because the Board has determined that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders. The Reorganization will allow Stockholders of the Acquired Fund to be invested in a fund that is managed according to a similar investment objective, strategies and restrictions and by members of the same investment team. The Acquiring Fund, in accordance with its investment guidelines, is able to hold all the investments of the Acquired Fund. However, the Investment Team anticipates 32% portfolio turnover as a result of the Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund's assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund's portfolio after the Reorganization will be borne by the surviving combined fund (the "Combined Fund"), the cost of which is not reflected in the Reorganization costs disclosed herein.

The Reorganization would benefit Stockholders by offering daily liquidity to the Acquired Fund's Stockholders, eliminating the Acquired Fund's trading discount and reducing expenses of the Acquired Fund's Stockholders. Specifically, the Reorganization is expected to result in lower total operating expenses for Stockholders of the Acquired Fund and stockholders of the Combined Fund as a result of economies of scale and the potential for broader distribution opportunities. Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the Acquiring Fund's and Acquired Fund's investment adviser and administrator, anticipates that both Stockholders of the Acquired Fund and stockholders of the Combined Fund will benefit from the Reorganization as it may create a vehicle that can gather assets more easily given the anticipated scale and potentially reduce stockholder expenses of the Combined Fund as distribution opportunities increase over time. See "The Reorganization—The Board's Considerations."

The Reorganization Agreement provides for the transfer of substantially all the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares. The aggregate NAV of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the Acquired Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund to its Stockholders as of the Valuation Date (as defined below) in complete liquidation of the Acquired Fund. The Acquired Fund will thereafter be deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolved under Maryland law, the state of its incorporation. As a result of the Reorganization, each Stockholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Stockholder's pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, Stockholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. The Board has determined that the interests of the Stockholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing.

The Board of Directors of Morgan Stanley Emerging Markets Fund, Inc. ("MSF" or the "MSF Acquired Fund"), a NYSE-listed closed-end fund managed by MSIM Inc., approved on October 4, 2018 an Agreement and Plan of Reorganization between MSF and MSIF Emerging Markets (the "MSF Reorganization Agreement"), pursuant to which substantially all of the assets and the liabilities of MSF will be transferred to MSIF Emerging Markets in exchange for Class I shares of common stock of MSIF Emerging Markets and pursuant to which MSF will be dissolved (the "MSF Reorganization"). As a result of this transaction, stockholders of MSF will become stockholders of MSIF Emerging Markets receiving Class I shares of common stock of MSIF Emerging Markets with a value equal to the aggregate NAV of their shares of common stock of MSF held immediately prior to the MSF Reorganization. The Board of Directors of MSF submitted to MSF stockholders of record as of November 6, 2018 a proposal to consider and vote upon the actions and transactions described in the MSF Reorganization Agreement at a special meeting of stockholders to be held on January 7, 2019.

2

The Board of Directors of each of MS Asia-Pacific Fund, Inc. and MSIF Emerging Markets considered the effect on the Combined Fund should (i) only the Reorganization or (ii) both the Reorganization and the MSF Reorganization be consummated. Reorganization fees and expenses and the capitalization tables in this Proxy Statement and Prospectus and the financial statements in the Statement of Additional Information describe each of the foregoing scenarios.

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the Directors who are not "interested persons" of the Acquired Fund ("Independent Board Members"), as that term is defined in the 1940 Act, has concluded that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and recommends approval of the Reorganization.

Fee Tables

The following tables briefly describe the stockholder fees and annual Fund operating expenses that stockholders of the Funds bear directly and indirectly from an investment in the Funds. Stockholders' fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganization. Each Fund pays expenses for management of its assets and other services, and those expenses are reflected in the NAV per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of the Acquired Fund, MSF Acquired Fund and Acquiring Fund for the fiscal year ended December 31, 2017. The tables also set forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on December 31, 2017, if (i) only the Reorganization or (ii) both the Reorganization and the MSF Reorganization had been consummated twelve (12) months prior to that date.

In connection with the Reorganization, the Board of Directors of the Company, on behalf of the Acquiring Fund, approved waiving the minimum initial investment on Class I shares effective upon consummation of the Reorganization. Currently, the Class I shares of the Acquiring Fund are subject to a minimum initial investment amount of $5,000,000. The Board of Directors of the Company, on behalf of the Acquiring Fund, also approved waiving indefinitely the Acquiring Fund's ability to impose an involuntary conversion or redemption as a result of not meeting the initial investment minimum of Class I shares of the Acquiring Fund.

Stockholder Fees
(fees paid directly from your investment)

MS Asia-Pacific Fund, Inc. (Acquired Fund)	Common Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
MS Emerging Markets Fund, Inc. (MSF Acquired Fund)	Common Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
MSIF Emerging Markets (Acquiring Fund)	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

3

Pro Forma Combined Fund (MSIF Emerging Markets— with approval of only the Reorganization)	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%
Pro Forma Combined Fund (MSIF Emerging Markets— with approval of both the Reorganization and the MSF Reorganization)	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

MS Asia-Pacific Fund, Inc. (Acquired Fund)	Common Shares
Advisory Fee	1.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.37%
MS Emerging Markets Fund, Inc. (MSF Acquired Fund)	Common Shares
Advisory Fee	1.25%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.60%
MSIF Emerging Markets (Acquiring Fund)	Class I
Advisory Fee	0.78%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses*	1.07%
Fee Waiver and/or Expense Reimbursement*	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.04%
Pro Forma Combined Fund (MSIF Emerging Markets— with approval of only the Reorganization)	Class I
Advisory Fee	0.77%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses**	1.05%
Fee Waiver and/or Expense Reimbursement**	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.04%

4

Pro Forma Combined Fund (MSIF Emerging Markets— with approval of both the Reorganization and the MSF Reorganization)	Class I
Advisory Fee	0.76%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses**	1.04%

*  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquiring Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

**  MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in the Acquired Fund, MSF Acquired Fund or Acquiring Fund for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (except that the respective example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year, if applicable). Although an investor's actual costs may be higher or lower, the table below shows an investor's costs at the end of each period based on these assumptions.

MS Asia-Pacific Fund, Inc. (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
Common Shares	$139	$434	$750	$1,646
MS Emerging Markets Fund, Inc. (MSF Acquired Fund)
Common Shares	$163	$505	$871	$1,900
MSIF Emerging Markets (Acquiring Fund)
Class I	$106	$337	$587	$1,303
Pro Forma Combined Fund (MSIF Emerging Markets—with approval of only the Reorganization)
Class I	$106	$333	$578	$1,282
Pro Forma Combined Fund (MSIF Emerging Markets—with approval of both the Reorganization and the MSF Reorganization)
Class I	$106	$331	$574	$1,271

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Other Significant Fees" and "—Purchases, Exchanges and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

5

when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Acquiring Fund's portfolio turnover rate was 35% of the average value of its portfolio and the Acquired Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or the Acquired Fund's Stockholders for federal income tax purposes as a result of the transactions included in the Reorganization (except with respect to the redemption of the Japanese Acquired Fund Stockholders). Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Acquired Fund and Acquiring Fund

Investment Objectives, Principal Investment Policies and Primary Benchmarks. The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment policies. Each of the Acquired Fund and Acquiring Fund are diversified funds. A principal difference between the Acquired Fund and the Acquiring Fund relates to their structure as a closed-end fund and an open-end fund, respectively, which affects how each Fund is structured and sold to investors. The principal differences between the principal investment policies of the Acquired Fund and the Acquiring Fund are more fully described under "Comparison of Investment Objectives, Principal Policies and Restrictions" below. The Acquired Fund's and the Acquiring Fund's investment objectives are each a fundamental policy which may not be changed without the approval of the respective Fund's stockholders. The below table shows the investment objectives, principal investment policies and primary benchmarks of the Acquired Fund and the Acquiring Fund.

MS Asia-Pacific Fund, Inc. (Acquired Fund)	MSIF Emerging Markets (Acquiring Fund)
Investment Objective	Investment Objective

• Seeks long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities.

• Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Principal Investment Policies	Principal Investment Policies

• Under normal market conditions, the Acquired Fund invests substantially all, but not less than 65%, of its total assets in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities.

• Under normal circumstances, at least 80% of the Acquiring Fund's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without stockholder approval; however, you would be notified upon 60 days' notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.

6

MS Asia-Pacific Fund, Inc. (Acquired Fund)	MSIF Emerging Markets (Acquiring Fund)

• To the extent that the Acquired Fund invests in derivative instruments that the Adviser and sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), believe have economic characteristics similar to equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Acquired Fund makes such investments, the Fund will be subject to the risks of such derivative instruments.

• The Acquiring Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Acquiring Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Acquiring Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Acquiring Fund will be counted toward the Acquiring Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

• The Acquired Fund's definition of Asian-Pacific issuers includes companies that may have characteristics and business relationships common to companies in other geographical regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to such other regions, as well as in Asian-Pacific countries. The Acquired Fund believes, however, that investment in such companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in Asian-Pacific countries such that their value will tend to reflect developments in Asian-Pacific countries to a greater extent than developments in other regions.

• The Adviser and the Acquiring Fund's Sub-Adviser seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets.
• The Adviser's and Sub-Adviser's investment approach combines top-down country allocation with bottom-up stock selection. The Adviser and Sub-Adviser allocate the Acquiring Fund's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research.

• The Acquired Fund's approach to investing in Asian markets is to integrate top-down country analysis with bottom-up fundamental security analysis. The Adviser and Sub-Adviser believe that an integrated process offers the most effective approach given the asset class, return and risk potential.

• The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

• A diversified fund	• A diversified fund
• A closed-end fund	• An open-end fund

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MS Asia-Pacific Fund, Inc. (Acquired Fund)	MSIF Emerging Markets (Acquiring Fund)
Primary Benchmark	Primary Benchmark
• MSCI All Country Asia Pacific ex Japan Index	• MSCI Emerging Markets Index

Difference Between a Closed-End and an Open-End Fund. A closed-end fund, like the Acquired Fund, does not redeem its outstanding shares or generally engage in the continuous sale of new shares, and its shares are typically traded on a securities exchange. Thus, investors who want to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the prevailing market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the NAV per share of the closed-end fund. An open-end fund, like the Acquiring Fund, continuously issues shares that can generally be redeemed or sold back to the fund at the fund's NAV per share. Moreover, open-end funds are not typically traded on a securities exchange and therefore issue new shares at the fund's offering price, which is the NAV per share plus any applicable sales charge. Since open-end funds must be ready to redeem their shares on a daily basis, open-end funds may hold more cash reserves than closed-end funds, which may affect performance. Because shares of a closed-end fund typically trade on an exchange in the secondary market, a closed-end fund may more frequently utilize illiquid positions to advance its investment strategy as the fund is not required, among other reasons, to meet ongoing stockholder redemptions. There is expected to be no additional portfolio turnover of the Acquiring Fund to satisfy the liquidity requirements of an open-end fund, as all holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund.

Fund Management. The Acquiring Fund and Acquired Fund are both managed within MSIM's Emerging Markets Equity team and, if the Reorganization is approved, the Combined Fund is expected to continue to be managed within MSIM's Emerging Markets Equity team. The current members of the team jointly and primarily responsible for the day-to-day management of the Acquiring Fund are Eric Carlson, Paul Psaila, Ruchir Sharma, May Yu and Amay Hattangadi. The current members of the team jointly and primarily responsible for the day-to-day management of the Acquired Fund are May Yu and Amay Hattangadi.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013. From August 2012 to June 2013, she was associated with MSIM Company in an investment management capacity. Mr. Hattangadi has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.

All team members are responsible for the execution of the overall strategy of each Fund.

Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund is provided in the Company's Statement of Additional Information.

Investment Advisory Fees. The Acquiring Fund and Acquired Fund currently obtain advisory services from MSIM. MSIM, with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the parent of the Adviser, which is the parent of the Distributor (as defined herein). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of average daily net assets) payable by the Funds is set forth below. The Acquiring Fund pays advisory fees on a quarterly basis and the Acquired Fund pays advisory fees on a monthly basis.

MS Asia-Pacific Fund, Inc. (Acquired Fund):	1.00% of average weekly net assets

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MSIF Emerging Markets (Acquiring Fund):

0.85% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; and 0.65% of the daily net assets exceeding $2.5 billion

MSIM has entered into a sub-advisory agreement with MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 with respect to each of the Acquiring Fund and Acquired Fund. MSIM Company is a wholly-owned subsidiary of Morgan Stanley. MSIM Company provides each Fund with investment advisory services subject to the overall supervision of MSIM and each Fund's respective Board of Directors. MSIM pays MSIM Company on a monthly basis a portion of the net advisory fees MSIM receives from each Fund.

Stockholders of the Acquired Fund are expected to benefit from expense savings as a result of the Reorganization as the Combined Fund is expected to have a lower net total expense ratio as a result of economies of scale and the advisory fee waiver and/or expense reimbursement arrangement currently instituted by MSIM for Class I shares of the Acquiring Fund. Under the current arrangement, MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares. To the extent that MSIM decides not to continue its fee waiver and/or expense reimbursement arrangement for Class I shares beyond the one-year period or in the event the Board of Directors of the Company, with respect to the Acquiring Fund, acts to discontinue all or a portion of such waiver and/or reimbursement, the net total expenses of the Combined Fund may be higher than those of the Acquired Fund. See "The Reorganization—The Board's Considerations."

Comparison of Other Service Providers. The Acquired Fund and Acquiring Fund have the same custodian, administrator and independent registered public accounting firm. For each Fund, the custodian is State Street Bank and Trust Company, the administrator is MSIM and the independent registered public accounting firm is Ernst & Young LLP. For the Acquired Fund, the transfer agent is Computershare Trust Company, N.A. For the Acquiring Fund, the transfer agent is DST Asset Manager Solutions, Inc. In addition, for the Acquiring Fund, the distributor is Morgan Stanley Distribution, Inc. (the "Distributor"). With respect to the Acquired Fund, MSIM, in its role as administrator, receives an annual fee, accrued daily and paid monthly, of 0.08% of the Acquired Fund's average weekly net assets. MSIM has agreed to limit the Acquired Fund's administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated by MSIM at any time. With respect to the Acquiring Fund, MSIM, in its role as administrator, receives an annual fee, accrued daily and paid monthly, of 0.08% of the Acquiring Fund's average daily net assets.

Other Significant Fees. Each of the Acquiring Fund and Acquired Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Company's Board of Directors has authorized the issuance of the Acquiring Fund Shares in connection with the Reorganization.

Acquired Fund Shares

The Acquired Fund is a closed-end investment company that currently has outstanding one class of Common Shares, par value $0.01 per Common Share. The Acquired Fund's Common Shares are not subject to a sales charge or 12b-1 fee. The Acquired Fund's Common Shares trade on the NYSE (symbol: APF) and on the TSE and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission.

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Class I Shares of Acquiring Fund

Minimum Investments. Class I shares of the Acquiring Fund are offered only to investors meeting an initial investment minimum of $5,000,000. If the value of an investor's account falls below the minimum initial investment amount for Class I shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquiring Fund, (if an account meets the minimum investment amount for such class)) or involuntary redemption. Stockholders will be notified prior to any such conversion or redemption. For further information relating to minimum investment requirements for Class I shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The minimum initial investment for Class I shares will be waived for Stockholders of the Acquired Fund that receive Class I shares of the Acquiring Fund in connection with the Reorganization. In addition, the Acquiring Fund's ability to impose an involuntary conversion or redemption will be waived indefinitely for Stockholders of the Acquired Fund that receive Class I shares of the Acquiring Fund in connection with the Reorganization.

Sales Charges. Class I shares of the Acquiring Fund are not subject to either an initial sales charge or a contingent deferred sales charge.

Redemption of Fund Shares. Class I shares of the Acquiring Fund redeemed or exchanged within 30 days of purchase will be subject to a 2% redemption fee, payable to the Acquiring Fund. Following the consummation of the Reorganization, Class I shares received by Acquired Fund Stockholders in connection with the Reorganization will be subject to the redemption fee. The redemption fee is designed to protect the Acquiring Fund and its remaining stockholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I shares, the shares held the longest will be redeemed or exchanged first. For greater details relating to redemption of shares and redemption fees applicable to Class I shares of the Acquiring Fund, see the section entitled "Shareholder Information—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The redemption fee will be assessed on any redemption of Class I shares of the Acquiring Fund received by the Acquired Fund Stockholders in connection with the Reorganization where the redemption is effected within 30 days following the consummation of the Reorganization.

Exchange Privileges. Class I shares of the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund (as defined in the Prospectus for the Acquiring Fund), if available, or for shares of a Morgan Stanley Money Market Fund (as defined in the Prospectus for the Acquiring Fund), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Stockholders of the Combined Fund.

The Acquiring Fund provides telephone exchange privileges to its Stockholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

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Dividends. The Acquiring Fund declares dividends separately for each of its classes. The Acquired Fund declares dividends and normally pays dividends, if any, from net investment income annually and distributes net realized capital gains, if any, at least annually. The Acquiring Fund's policy is to declare dividends and distribute substantially all of its net investment income to stockholders annually and distribute net realized capital gains, if any, at least annually. With respect to the Acquiring Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of such Fund at NAV unless the stockholder instructs otherwise. With respect to the Acquired Fund, dividends and capital gains distributions are automatically reinvested in additional Common Shares of the Acquired Fund pursuant to the Acquired Fund's Dividend Reinvestment Plan unless the Stockholder elects to receive cash.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Fund are substantially similar as those of investing in the Acquired Fund. The value of an investment in each Fund is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. There is no assurance that the Acquired Fund or Acquiring Fund will achieve its investment objective and an investor can lose money investing in each Fund.

Equity Securities. Each Fund invests in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Foreign and Emerging Market Securities. Each Fund's investments in foreign markets entail special risks such as currency, political, economic and market risks. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate each Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, each Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the

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contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which a Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Liquidity. Each Fund's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Acquiring Fund, see "Details of the Funds—Emerging Markets Portfolio—Risks," and "Additional Information About the Funds' Investment Strategies and Related Risks" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

VOTING INFORMATION

Record Date

The Board has fixed the close of business on January 14, 2019 as the record date (the "Record Date") for the determination of Stockholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were [ ] Common Shares of the Acquired Fund issued and outstanding.

Quorum

Stockholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. The holders of record of a majority of the Common Shares of the Acquired Fund issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies or any officer presiding at, or acting as Secretary of, the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of Common Shares of the Acquired Fund present in person or by Proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Stockholders based on all relevant factors, including the nature of the proposal, the percentage of Stockholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those Proxies required to be voted against the Reorganization. Abstentions will not be voted either for or against any such adjournment and will not be counted as votes cast. As a result, abstentions

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will have no effect on the result of the vote on any such adjournment. Pursuant to the Acquired Fund's Bylaws, the chairman of the Meeting or an officer of the Fund also has the power to adjourn the Meeting from time to time.

Voting Procedures

The enclosed form of Proxy for the Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. If a Stockholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Proxies from Stockholders may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Morgan Stanley Asia-Pacific Fund, Inc., 522 Fifth Avenue, New York, NY 10036; (ii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted); or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself revoke a Proxy; a Stockholder may attend the Meeting in person to revoke a previously provided Proxy and to authorize Proxies to vote their shares in accordance with their new instructions.

Stockholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by Internet or by telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Stockholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any proposal other than to refer to the recommendations of the Board. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that Stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Stockholders.

Expenses of Solicitation

Proxies will be solicited primarily by mailing this Proxy Statement and Prospectus and its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, facsimile or oral communication. The Acquired Fund may retain Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by CFS is approximately $[ ]. The expenses of the Reorganization, including the cost of printing, filing and proxy solicitation (including the aforementioned cost of additional telephone solicitation by CFS) and legal and accounting expenses, are estimated to be approximately $181,000, all of which will be borne by the Acquired Fund.

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Vote Required

Approval of the Reorganization by the Stockholders of the Acquired Fund requires the affirmative vote of a majority of all the votes entitled to be cast by the Stockholders of the Acquired Fund on the matter. Abstentions and broker non-votes are not considered votes "FOR" or "AGAINST" the Reorganization at the Meeting and will not be counted as votes cast. As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization. If the Reorganization is not approved by Stockholders of the Acquired Fund, the Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

PERFORMANCE INFORMATION

For a discussion of the Acquiring Fund's performance information, see "Fund Summary—Emerging Markets Portfolio—Performance Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

THE REORGANIZATION

The Board's Considerations

The Board, including the Independent Board Members, unanimously declared advisable and approved the Reorganization on behalf of the Acquired Fund and determined to recommend that Stockholders of the Acquired Fund approve the Reorganization. In connection with the Board's review of the Reorganization, MSIM advised the Board about a variety of matters, including, but not limited to:

1.  that there is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Fund and Stockholders as a result of the Reorganization;

2.  the similar investment objectives, principal investment strategies and risks of the Acquired Fund and the Acquiring Fund;

3.  the continuity of the portfolio management teams;

4.  the asset base of the Acquiring Fund as compared to the Acquired Fund;

5.  the Acquiring Fund, in accordance with its investment guidelines, is able to hold all the investments of the Acquired Fund;

6.  the current and future sales and asset growth potential of the Acquiring Fund as compared to the Acquired Fund;

7.  the potential for broader distribution opportunities of the Acquiring Fund as compared to the Acquired Fund due to the expected scale and larger asset base of the Combined Fund;

8.  the expected expense savings for stockholders of both the Acquired Fund and Acquiring Fund as the net effective advisory fee rate and the net total expense ratio are expected to be reduced as a result of the Reorganization;

9.  that there is no assurance that the advisory fee waiver and/or expense reimbursement arrangement for Class I shares of the Acquiring Fund will continue and therefore the total expense ratio of the Combined Fund may be higher in the future;

10.  that there is expected to be 32% portfolio turnover as a result of the Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund's assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities;

11.  the terms and conditions of the Reorganization, which would affect the price of shares to be issued in the Reorganization;

12.  the estimated expenses of the Reorganization, such as the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, which is estimated to be approximately $181,000, all of which will be borne by the Acquired Fund;

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13.  the expected tax-free nature of the Reorganization;

14.  the opportunity for Stockholders of the Acquired Fund to capture the value of the discount between market price and NAV of the shares, if any, at the time of the Reorganization and to have daily liquidity at NAV; and

15.  that Japanese Acquired Fund Stockholders will receive a cash payment equal to the NAV of their holdings, rather than shares of the Acquiring Fund, because of significant operational challenges, expenses and potential adverse tax consequences were such Stockholders to receive shares of the Acquiring Fund.

The Board and MSIM discussed the overlap among Morgan Stanley Fund offerings, and the goal of finding a cost effective solution to streamline such offerings, reducing costs to stockholders and broadening distribution with scalable investment strategies that have superior long-term performance. The Board and MSIM discussed the expense cap on Class I shares of the Acquiring Fund, the 2% redemption fee and the waiver of minimum investment amounts applicable to the Acquiring Fund for Stockholders of the Acquired Fund in connection with the Reorganization.

The Board further noted that the Acquiring Fund's advisory fee rate will be lower than the Acquired Fund's advisory fee rate and the total annual operating expenses of the Combined Fund are projected to be lower than the total annual operating expenses of the Acquired Fund as a result of the Reorganization. The Board discussed with MSIM the foreseeable short- and long-term effects of the Reorganization on the Acquired Fund and its Stockholders, including the possibility that the Acquiring Fund may experience increased redemptions in the period of time that follows the closing of the Reorganization and that, if this were to occur, it would decrease the anticipated net asset size of the Combined Fund.

The Board of Directors of each of MS Asia-Pacific Fund, Inc. and MSIF Emerging Markets also considered the effect on the Combined Fund should (i) only the Reorganization or (ii) both the Reorganization and the MSF Reorganization be consummated.

In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Board considered the Reorganization and the impact of the Reorganization on the Acquired Fund and its Stockholders. The Board concluded, based on all of the information presented, that the Reorganization is advisable and in the best interests of the Acquired Fund and its Stockholders and that Stockholders will not be diluted as a result thereof, and decided to recommend that the Acquired Fund's Stockholders approve the Reorganization.

If Stockholders of the Acquired Fund do not approve the Reorganization, the Board will consider other courses of action for the Acquired Fund.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) the Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date, to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund, including, without limitation, all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles applied consistently with those of Acquired Fund's most recent audited financial statements, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Stockholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be dissolved as a Maryland corporation; and (iv) the issued and outstanding Common Shares of the Acquired Fund would be canceled.

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The number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined by dividing the aggregate NAV of Common Shares of the Acquired Fund, acquired by the Acquiring Fund, by the NAV per share of Class I shares of the Acquiring Fund; these values will be calculated as of the Valuation Date. As an illustration, assume that on the Valuation Date, Common Shares of the Acquired Fund had an aggregate NAV of $100,000. If the NAV per Class I share of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Common Share Stockholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its Stockholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. Each Stockholder of the Acquired Fund will receive Class I shares of the Acquiring Fund. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund Shares to each Stockholder.

The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Stockholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Stockholders, by mutual consent of the Company, on behalf of the Acquiring Fund, and the Acquired Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by December 5, 2019, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. The Acquired Fund shall be dissolved as a Maryland corporation following the distribution of the Acquiring Fund Shares to Stockholders of record of the Acquired Fund, and without further notice the outstanding Common Shares of the Acquired Fund will be redeemed and canceled.

The effect of the Reorganization is that Stockholders who vote their shares in favor of the Reorganization Agreement are electing to exchange their Common Shares of the Acquired Fund for shares of the Acquiring Fund Shares at NAV and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to Stockholders prior to the Closing Date and will be taxable to Stockholders.

Stockholders of the Acquired Fund will continue to be able to trade their Common Shares of the Acquired Fund on the NYSE until the close of business on the business day next preceding the Closing Date.

Tax Aspects of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold Common Shares of the Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Stockholder or to Stockholders who may be subject to special treatment under federal income tax laws. For information regarding potential Japanese tax consequences to Japanese Acquired Fund Stockholders, please see "Japanese Tax Consequences of the Reorganization to Japanese Acquired Fund Stockholders."

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Tax Consequences of the Reorganization to Stockholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions and facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities or upon the distribution of the Acquiring Fund Shares to Stockholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

4.  No gain or loss will be recognized by Stockholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Fund shares surrendered by each such Stockholder in exchange therefor;

6.  The holding period of the Acquiring Fund Shares to be received by each Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

8.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Upon the redemption of its shares, a Japanese Acquired Fund Stockholder will realize a taxable gain or loss depending upon the amount realized and the Stockholder's basis in the shares. Any gains realized upon the redemption will generally not be subject to U.S. federal income tax, unless the Japanese Acquired Fund Stockholder is an individual who is physically present in the United States for 183 days or more and certain other conditions exist.

Special rules may also apply in the case of a Japanese Acquired Fund Stockholder (i) that is engaged in a U.S. trade or business, (ii) that is a former citizen or residents of the United States, (iii) that has a special status for U.S. federal tax purposes, such as a "controlled foreign corporation" or a foreign charitable organization, (iv) that is subject to withholding under Sections of the Code commonly referred to as the Foreign Account Tax Compliance Act, or "FATCA", (v) who has not provided the relevant withholding agent with an applicable IRS Form W-8 and (vi) who is entitled to claim the benefits of an applicable tax treaty.

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Japanese Acquired Fund Stockholders are advised to consult their own tax advisers with respect to the U.S. and non-U.S. tax consequences of redeeming their shares of the Acquired Fund, taking into account their specific circumstances.

The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its Stockholders any undistributed income and gains (including any gains relating to sales in connection with the expected 32% portfolio turnover in connection with the Reorganization) to the extent required to avoid entity level tax or as otherwise deemed desirable. After the closing of the Reorganization, it is anticipated that the Acquiring Fund will sell additional securities to further rebalance its target allocations. Any gains relating to such sales will be distributed by the Acquiring Fund to the extent required to avoid entity level tax or as otherwise deemed desirable.

The Acquiring Fund's ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. First, under Section 384 of the Code, if the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund's own pre-Reorganization losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. Second, a portion of a Fund's pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of stockholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former stockholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred. Although these rules are not currently expected to have a significant effect on the Funds or their stockholders, any effect would be determined based on the particular facts and circumstances at the time that the Reorganization takes place.

Stockholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Stockholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Japanese Tax Consequences of the Reorganization to Japanese Acquired Fund Stockholders. The following is a general summary of the material Japanese income tax consequences of the Reorganization and is based upon the current Japanese tax laws and the regulations thereunder, current administrative rulings of the National Tax Agency and published judicial decisions, all of which are subject to change. This discussion is limited to Japanese Acquired Fund Stockholders who are Japanese residents for Japanese tax purposes and hold the shares of the Acquired Fund in an account opened with a paying agent in Japan. This summary does not address all of the Japanese tax consequences that may be relevant to a particular Japanese Acquired Fund Stockholder or to Japanese Acquired Fund Stockholders who may be subject to special treatment under Japanese tax laws.

Proceeds deriving from the distribution of cash to be made by the Acquired Fund to Japanese Acquired Fund Stockholders ("the Distribution") will generally be treated as being comprised of dividends and capital gains. If the amount of the Distribution received from the Acquired Fund exceeds the amount of capital of the Acquired Fund that corresponds to the shares held by the Japanese Acquired Fund Stockholder, the excess amount will be treated as dividends. In addition, if the amount of capital of the Acquired Fund that corresponds to the shares held by the Japanese Acquired Fund Stockholder exceeds the book value of the shares held by the Japanese Acquired Fund Stockholder, the excess amount will generally be treated as capital gains.

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With respect to dividends received by Japanese Acquired Fund Stockholders, the balance of such dividends remaining after collection of the withholding tax, if any, of the United States, from payment of such dividends will be subject to Japanese withholding tax at the rate of 20.315% in the case where the Japanese Acquired Fund Stockholder is an individual and 15.315% in the case where the Japanese Acquired Fund Stockholder is a corporation. Such withholding tax will be deducted by the paying agent. Japanese individual stockholders may select not to report dividend income in an income tax return. Japanese corporate stockholders will be required to report dividend income in a corporate tax return. The amount of tax withheld may generally be creditable against the corporate tax amount payable.

With respect to capital gains derived from the Distribution, Japanese individual stockholders will be subject to Japanese income tax on such capital gains at the rate of 20.315%. They will be required to file an income tax return on such capital gains. The Japanese corporate stockholders will be subject to Japanese corporate tax on such capital gains. They will be required to file a corporate tax return on such capital gains.

Japanese Acquired Fund Stockholders should consult their tax advisors regarding the effect of the proposed Reorganization in light of their individual circumstances.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Fund Shares, see "Shareholder Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

Capitalization Tables (unaudited)

The following tables set forth the capitalization of the Acquired Fund and the MSF Acquired Fund as of June 30, 2018 and the Acquiring Fund on a pro forma combined basis as if the applicable Reorganization(s) had occurred on that date:

MS Asia-Pacific Fund, Inc. (Acquired Fund)	Common Shares	Total
Net Assets	$257,518,923	$257,518,923
Pro Forma Adjustments†	$(181,000)	$(181,000)
Adjustments for Proceeds to Japanese Stockholders††	$(6,282,511)	$(6,282,511)
Net Assets minus Pro Forma Adjustments	$251,055,412	$251,055,412
Shares Outstanding	13,024,982	13,024,982
Adjustments to Shares for Proceeds to Japanese Stockholders††	(317,780)	(317,780)
Shares Outstanding minus Proceeds to Japanese Stockholders	12,707,202	12,707,202
Net Asset Value Per Share	$19.76	—
MS Emerging Markets Fund, Inc. (MSF Acquired Fund)	Common Shares	Total
Net Assets	$251,293,152	$251,293,152
Pro Forma Adjustments†††	$(164,000)	$(164,000)
Net Assets minus Pro Forma Adjustments	$251,129,152	$251,129,152
Shares Outstanding	13,580,475	13,580,475
Net Asset Value Per Share	$18.49	—

MSIF Emerging Markets (Acquiring Fund)	Class I	Class A	Class L	Class C	Class IS	Class IR	Total
Net Assets	$289,362,503	$21,249,964	$231,318	$798,300	$970,063,414	$9,675	$1,281,715,174
Shares Outstanding	11,411,404	861,132	9,538	33,192	38,233,986	381	50,549,633
Net Asset Value Per Share	$25.36	$24.68	$24.25	$24.05	$25.37	$25.38	—

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Pro Forma Combined Fund (MSIF Emerging Markets—with approval of only the Reorganization)	Class I	Class A	Class L	Class C	Class IS	Class IR	Total
Net Assets	$540,417,915	$21,249,964	$231,318	$798,300	$970,063,414	$9,675	$1,532,770,586
Shares Outstanding	11,411,404	861,132	9,538	33,192	38,233,986	381	50,549,633
Pro Forma Adjustments††††	9,899,661	—	—	—	—	—	9,899,661
Shares Outstanding plus Pro Forma Adjustments	21,311,065	861,132	9,538	33,192	38,233,986	381	60,449,294
Net Asset Value Per Share	$25.36	$24.68	$24.25	$24.05	$25.37	$25.38	—
Pro Forma Combined Fund (MSIF Emerging Markets—with approval of both the Reorganization and the MSF Reorganization)	Class I	Class A	Class L	Class C	Class IS	Class IR	Total
Net Assets	$791,547,067	$21,249,964	$231,318	$798,300	$970,063,414	$9,675	$1,783,899,738
Shares Outstanding	11,411,404	861,132	9,538	33,192	33,233,986	381	50,549,633
Pro Forma Adjustments†††††	19,802,230	—	—	—	—	—	19,802,230
Shares Outstanding plus Pro Forma Adjustments	31,213,634	861,132	9,538	33,192	38,233,986	381	70,351,863
Net Asset Value Per Share	$25.36	$24.68	$24.25	$24.05	$25.37	$25.38	—

†  Reflects the charge for estimated Reorganization expenses of $181,000 attributable to the Acquired Fund.

††  Reflects the reduction of assets and Common Shares of the Acquired Fund to account for the adjustment for proceeds to Japanese Acquired Fund Stockholders prior to the Reorganization.

†††  Reflects the charge for estimated Reorganization expenses of $164,000 attributable to the MSF Acquired Fund.

††††  Reflects the Class I shares issued by the Acquiring Fund to account for the lesser net asset value per share of the Acquired Fund.

†††††  Reflects the Class I shares issued by the Acquiring Fund to account for the lesser net asset value per share of the Acquired Fund and MSF Acquired Fund.

Appraisal Rights

Stockholders will have no appraisal rights in connection with the Reorganization.

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COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives and a description of the investment strategies of the Acquired Fund and the Acquiring Fund are set forth below:

	MS Asia-Pacific Fund, Inc. (Acquired Fund)	MSIF Emerging Markets (Acquiring Fund)
Investment Objective

• Seeks long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities.

• Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
	• The Acquired Fund's investment objective is a fundamental policy and may not be changed by the Acquired Fund's Board of Directors without Stockholder approval.	• The Acquiring Fund's investment objective is a fundamental policy and may not be changed by the Company's Board of Directors without stockholder approval.

MS Asia-Pacific Fund, Inc. (Acquired Fund)

Under normal market conditions, the Fund invests substantially all, but not less than 65%, of its total assets in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities. For this purpose, "equity securities" means common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, European, Global or other types of Depositary Receipts. The Fund's holdings of equity securities consist primarily of listed equity securities; however, the Fund may invest up to 25% of its total assets in unlisted equity securities of Asian-Pacific issuers to the extent permitted by any local investment restrictions, including investments in new and early stage companies.

"Asian-Pacific issuers" means (i) companies organized in an Asian-Pacific country, and in the case of Hong Kong, companies organized in, or for which the principal business activities are conducted in, Hong Kong, (ii) companies whose equity securities are denominated in the currency of an Asian-Pacific country and issued to finance operations in an Asian-Pacific country and (iii) companies that alone or on a consolidated basis derive 50% or more of their revenues from either goods produced, sales made or services performed in an Asian-Pacific country. The Fund may also invest, from time to time, in debt securities, including debt securities issued or guaranteed by Asian-Pacific governments or governmental entities. Asian-Pacific countries in which the Fund may invest are Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka and Thailand and other countries in Asia, specifically Burma, Cambodia, Laos and Vietnam, in which the Fund is permitted to invest in the future. Over time, the Fund has the ability to add value by changing asset allocations throughout Asia to take advantage of both value and growth opportunities as market conditions change.

The Fund's definition of Asian-Pacific issuers includes companies that may have characteristics and business relationships common to companies in other geographical regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to such other regions, as well as in Asian-Pacific countries. The Fund believes, however, that investment in such companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in Asian-Pacific countries such that their value will tend to reflect developments in Asian-Pacific countries to a greater extent than developments in other regions.

The Fund's approach to investing in Asian markets is to integrate top-down country analysis with bottom-up fundamental security analysis. The Adviser believes that an integrated process offers the most effective approach given the asset class, return and risk potential.

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To the extent that the Fund invests in derivative instruments that the Adviser and Sub-Adviser believe have economic characteristics similar to equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments.

MSIF Emerging Markets (Acquiring Fund)

The Adviser and Sub-Adviser seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets. The Adviser's and Sub-Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

The Adviser's and Sub-Adviser's global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes.

The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.

Emerging market or developing countries are countries that major international financial institutions or the Fund's benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

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Investment Restrictions

The investment restrictions adopted by the Acquired Fund and Acquiring Fund as fundamental policies are similar. The Acquiring Fund's investment restrictions are summarized under the caption "Investment Limitations" in the Company's Statement of Additional Information, dated April 30, 2018, as amended and supplemented from time to time.

A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio.

The differences in the investment restrictions adopted by the Funds as fundamental policies are discussed below:

1.  The Acquiring Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. In addition, the Acquiring Fund will not purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate. The Acquired Fund will not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

2.  The Acquiring Fund will not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time. The Acquired Fund will not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objective and policies, (ii) enter into repurchase agreements to the extent permitted under applicable law and (iii) make loans of portfolio securities.

3.  The Acquiring Fund will not borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. In addition, the Acquiring Fund will not issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Acquired Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of the transactions, (iii) to finance repurchases of its shares or (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), provided that the Fund will not purchase additional portfolio securities when its borrowings exceed 5% of its assets. The Acquired Fund may pledge its assets to secure such borrowings.

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4.  The Acquiring Fund will not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities. The Acquired Fund will not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.  The Acquiring Fund will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Acquired Fund will not invest 25% or more of the total value of its assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government).

The following fundamental investment restriction only applies to the Acquiring Fund:

1.  The Acquiring Fund will not write or acquire options or interests in oil, gas or other mineral exploration or development programs.

The following fundamental investment restrictions only apply to the Acquired Fund:

1.  The Acquired Fund may not make any investment for the purpose of exercising control or management.

2.  The Acquired Fund may not acquire more than 25% of any class of outstanding stock of any company.

3.  The Acquired Fund may not purchase securities on margin or engage in short sales of securities.

4.  The Acquired Fund will invest less than 50% of its total assets in Japan.

5.  The Acquired Fund will not invest more than 25% of its total assets in a particular company or issuer.

The following non-fundamental investment restrictions only apply to the Acquiring Fund:

1.  The Acquiring Fund will not purchase on margin or sell short except (i) that the Acquiring Fund may enter into option transactions and futures contracts as described in its Prospectus; and (ii) as otherwise specified in its fundamental investment limitations.

2.  The Acquiring Fund will not make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in its Prospectus) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

3.  The Acquiring Fund will not borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Acquiring Fund's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets.

4.  The Acquiring Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

The following non-fundamental investment restrictions only apply to the Acquired Fund:

1.  The Acquired Fund will not purchase or borrow securities from or sell or lend securities to interested persons, as defined under the 1940 Act, except as permitted under the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

General

For a discussion of the organization and operation of the Acquiring Fund, see "Fund Summary—Emerging Markets Portfolio," "Details of the Funds—Emerging Markets Portfolio" and "Fund Management" in the Acquiring

24

Fund's Prospectus attached hereto as Exhibit B. For a discussion of the organization and operation of the Company, see "General Information—Company History" in the Company's Statement of Additional Information relating to the Acquiring Fund.

Additional financial information about the Acquired Fund is available in its Annual Report to Stockholders for the fiscal year ended December 31, 2017.

Rights of Acquired Fund Stockholders and Acquiring Fund Stockholders

The Acquiring Fund is organized as a separate portfolio of common stock of the Company, a Maryland corporation that is governed by its Charter and Bylaws, each as may be amended from time to time, and Maryland law. The Acquired Fund is organized as a Maryland corporation and is governed by its Charter and Bylaws, each as may be amended from time to time, and Maryland law. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder.

Consistent with Maryland law, the Company's Board of Directors, on behalf of the Acquiring Fund, has authorized the issuance of a specific number of shares of stock, although the organizational documents authorize such Board of Directors to increase or decrease, from time to time, as it considers necessary, the aggregate number of shares of stock or the number of shares of stock of any class which the Company has the authority to issue. The Company's organizational documents allow the Board of Directors to create one or more separate investment portfolios and to establish a separate series or classes of shares for each portfolio, and to further subdivide the shares of any series into one or more classes.

Neither the Charter nor the Bylaws, as may be amended from time to time, of the Company and the Acquired Fund, as applicable, contain specific provisions regarding the personal liability of stockholders. However, under the Maryland General Corporation Law, stockholders of a Maryland corporation generally will not be held personally liable for the acts or obligations of the corporation, except that a stockholder may be liable to the extent that (i) consideration for the shares has not been paid, (ii) the stockholder knowingly accepts a distribution in violation of the charter or Maryland law, or (iii) the stockholder receives assets of the corporation upon its liquidation and the corporation is unable to meet its debts and obligations, in which case the stockholder may be liable for such debts and obligations to the extent of the assets received in the distribution.

The Acquired Fund holds annual meetings as required by the rules of the NYSE. Under Maryland law and the Acquired Fund's Bylaws, the Acquired Fund will call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of the Acquired Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Acquired Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Acquired Fund's Bylaws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months. The Acquiring Fund is not required, and the Acquiring Fund does not anticipate, holding annual meetings of its Stockholders. The Bylaws of the Acquiring Fund set forth certain mechanics whereby stockholders can call a special meeting of the Acquiring Fund.

Stockholders of each Fund generally have the right to approve investment advisory agreements, elect directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the organizational documents of the Company or Acquired Fund, as applicable, or deemed desirable by the respective Board of Directors.

The business of each Fund is supervised by the respective Board of such corporation. The Board of the Acquired Fund consists of the same members as the Board of the Company. For the Acquiring Fund, Director vacancies generally may be filled by approval of a majority of the Directors then in office subject to provisions of the 1940 Act. The term of a Director lasts until the election of such person's successor, or until such person's earlier

25

resignation, removal or death. The Bylaws of the Company provide that the Directors of the Company may be removed with or without cause by vote of a majority of the shares present in person or by proxy at a meeting, provided a quorum is present. The Directors of the Acquired Fund are divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, Directors of the Acquired Fund may be removed from office only with cause and any such removal may be made only by the affirmative vote of a majority of the votes entitled to be cast by the Acquired Fund's Stockholders. Further, the affirmative vote of a majority of the Acquired Fund's outstanding shares is required to amend, alter or repeal the provisions of the Acquired Fund's Charter. These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board more difficult than if such provisions were not in place.

The foregoing is only a summary of certain differences between the Acquiring Fund and the Acquired Fund under applicable law and their organizational documents. It is not intended to be a complete list of differences and relevant provisions and Stockholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the Commission, and stockholders may obtain copies of such documents as described herein.

Financial Information

For additional financial information about the Acquiring Fund, see "Financial Highlights—Emerging Markets Portfolio" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

For additional financial information about the Acquired Fund, see "Financial Highlights" in the Acquired Fund's Annual Report and Semi-Annual Report for the fiscal year ended December 31, 2017 and the six-month period ended June 30, 2018, respectively

Stockholder Proposals

The Acquiring Fund is not required and does not intend to hold regular stockholder meetings unless stockholder action is required in accordance with the 1940 Act. Stockholders who would like to submit proposals for consideration at future stockholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a stockholders' meeting, rules promulgated by each Fund's Bylaws and the Commission require that, among other things, a stockholder's proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

Management

For information about the Board of Directors, MSIM and the Distributor of the Acquiring Fund, see "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B and "Management of the Company" and "Investment Advisory and Other Services" in the Company's Statement of Additional Information.

For information about the Board of Directors and Officers of the Acquired Fund, see "Director and Officer Information" in the Acquired Fund's Annual Report for the fiscal year ended December 31, 2017.

Description of Shares and Stockholder Inquiries

For a description of the nature and most significant attributes of shares of the Acquiring Fund, and information regarding Stockholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The Acquired Fund is authorized to issue 200,000,000 shares of common stock, par value $0.01 per share. Common Shares of the Acquired Fund, when issued in exchange for consideration therefor, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Each Common Share has one vote per share on all matters to be voted upon by Stockholders. Thus, holders of more than 50% of the shares voting

26

for the election of Directors have the power to elect all of the successors of the class of Directors whose term expires at that meeting. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefore. In the event of liquidation, dissolution or winding up of the Acquired Fund, each Common Share is entitled to receive its proportion of the Acquired Fund's assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of such Fund may be entitled.

The Acquired Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Acquired Fund to redeem their Common Shares. The Acquired Fund, however, may repurchase Common Shares from time to time in the open market or in private transactions when it can do so at prices at or below the current NAV per Common Share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Acquired Fund may borrow to finance the repurchase of Common Shares. However, the payment of interest on such borrowings will increase the Acquired Fund's expenses and consequently reduce net income. In addition, the Acquired Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

The Acquired Fund's Common Shares trade in the open market at a price which is a function of several factors, including their NAV and yield. The common shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their NAVs. There can be no assurance that it will be possible for investors to resell Common Shares of the Acquired Fund at or above the price at which Common Shares are offered by its Prospectus or that the market price of the Acquired Fund's Common Shares will equal or exceed NAV. Since the Acquired Fund may repurchase its Common Shares at prices below their NAV or make a tender offer for its Common Shares, the NAV of those Common Shares that remain outstanding will be increased, but the effect of such repurchases on the market price of the remaining Common Shares cannot be predicted.

Trading History and Share Price Data

The Acquired Fund's Common Shares are listed and traded on the NYSE. The following table shows the high and low closing prices on the NYSE per Common Share of the Acquired Fund, the high and low NAV per share and the discount or premium to NAV represented by the quotation for each quarter since March 2016.

	Market Price(1)		Net Asset Value(1)		Premium (Discount)(1)
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2016	$13.69	$11.90	$15.64	$13.62	(15.51)%	(10.63)%
June 30, 2016	$14.04	$12.94	$15.98	$14.83	(15.05)%	(11.94)%
September 30, 2016	$15.23	$13.66	$17.51	$15.65	(18.56)%	(11.83)%
December 31, 2016	$15.18	$13.17	$17.50	$15.28	(15.10)%	(11.74)%
March 31, 2017	$15.37	$13.65	$17.74	$15.75	(14.71)%	(12.65)%
June 30, 2017	$16.68	$15.20	$19.02	$17.44	(13.40)%	(11.48)%
September 30, 2017	$17.49	$16.32	$20.21	$18.74	(13.68)%	(11.74)%
December 31, 2017	$18.40	$17.37	$21.05	$19.71	(13.66)%	(9.91)%
March 31, 2018	$19.67	$17.88	$22.68	$20.45	(14.57)%	(11.17)%
June 30, 2018	$18.16	$16.79	$21.20	$19.53	(14.88)%	(12.45)%
September 30, 2018	$17.34	$16.05	$20.11	$18.64	(15.08)%	(12.32)%

(1)  As reported by Bloomberg.

Shares of closed-end management companies frequently trade at discounts from their NAVs, and the Acquired Fund's Common Shares have also traded at a discount in recent times.

Dividends, Distributions and Taxes

For a discussion of the Acquiring Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquiring Fund's Prospectus attached

27

hereto as Exhibit B, "General Information" and "Taxes" in the Company's Statement of Additional Information and the discussions herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

For a discussion of the Acquired Fund's policies with respect to dividends, distributions and taxes, see "Notes to Financial Statements—Dividends and Distributions to Stockholders" and "Dividend Reinvestment and Cash Purchase Plan" in the Acquired Fund's Annual Report and Semi-Annual Report and the discussions herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how the Acquiring Fund's shares may be purchased, exchanged and redeemed, as applicable, see "Shareholder Information—How To Purchase Fund Shares," "—Exchange Privilege" and "—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B, "Purchase and Redemption of Shares" in the Company's Statement of Additional Information and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of the Acquiring Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

SHARE INFORMATION

[The following persons were known to own of record or beneficially 5% or more of the outstanding Common Shares of the Acquired Fund as of the Record Date. This information is based on publicly available Schedule 13G and 13D disclosures filed with the Commission.

Stockholder	Percentage of Outstanding Shares
City of London Investment Group PLC 77 Gracechurch Street, London England EC3V 0AS	21.20%
Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94104	12.55%
Amica Mutual Insurance Company 100 Amica Way Lincoln, Rhode Island 02865	11.61%
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	9.10%
Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	8.30%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	7.29%
Bill & Melinda Gates Foundation Trust 500 Fifth Avenue North, Seattle, Washington 98109	5.30%

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As of January 14, 2019, the Directors and officers of the Acquired Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Acquired Fund.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of common stock of the Acquiring Fund as of the Record Date:

Stockholder	Percentage of Outstanding Shares
Class I
National Financial Services 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310	32.47%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.72%
Mac & Co. 500 Grant Street Room 151-1010 Pittsburgh, PA 15219	15.06%
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	10.43%
US Bank NA P.O. Box 1787 Milwaukee, WI 53201	7.27%
Class A
National Financial Services 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310	75.38%
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	7.66%
Guardian Ins. & Annuity Co. Inc. 6255 Sterners Way Bethlehem, PA 18017	7.58%
Class L
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	95.95%
Class C
Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	93.29%

29

Stockholder	Percentage of Outstanding Shares
Class IS
The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	44.58%
State Street Bank & Trust Co. 1200 Crown Colony Dr. Quincy, MA 02169	42.09%
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	8.76%

As of January 14, 2019, the Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Acquiring Fund.]

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended December 31, 2017, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Acquiring Fund's and Acquired Fund's independent registered public accounting firm. The financial statements for the Acquiring Fund and the Acquired Fund, each for the six-month period ended June 30, 2018, have not been audited and are also incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus form a part. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY. Such firm will rely on Maryland counsel as to certain matters of Maryland law.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Prospectus of the Acquiring Fund, dated April 30, 2018, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 199 to the Company's Registration Statement on Form N-1A; (ii) the Acquired Fund's Annual Report for its fiscal year ended December 31, 2017 and the Acquired Fund's Semi-Annual Report for the six-month period ended June 30, 2018; and (iii) the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2017 and the Acquiring Fund's Semi-Annual Report for the six-month period ended June 30, 2018.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Reports and other information about the Funds and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

OTHER BUSINESS

Management of the Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the

30

Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournments or postponements thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

January 17, 2019

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Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of December 5, 2018, by and between MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of the Emerging Markets Portfolio ("Acquiring Fund"), and MORGAN STANLEY ASIA-PACIFIC FUND, INC., a Maryland corporation ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" and the transactions described in this Agreement are intended to be governed by Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for (i) the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and (ii) the issuance by Acquiring Fund of Class I shares of common stock, par value $0.001 per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Acquired Fund ("Acquired Fund Stockholders") in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. In connection with the Reorganization, Japanese Acquired Fund Stockholders will receive a cash payment equal to the net asset value of their holdings, rather than Acquiring Fund Shares.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and the Company, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2.  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date (as defined in paragraph 2.1), prepared in accordance with generally accepted U.S. accounting principles ("GAAP") applied consistently with those of Acquired Fund's most recent audited financial statements.

  (b)  On or prior to the Valuation Date, Acquired Fund will provide Acquiring Fund with a list of all of Acquired Fund's assets to be transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. Acquired Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Fund. The Company, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Company, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3.  Acquired Fund will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements.

1.4.  Acquired Fund will on or before the Closing Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5.  On the Closing Date or as soon as practicable thereafter, Acquired Fund will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to the Acquired Fund Stockholders. The Acquiring Fund Shares will be distributed as follows: Class I shares of Acquiring Fund will be distributed to holders of shares of common stock of Acquired Fund. Such distribution will be accomplished by an instruction, signed by an officer of Acquired Fund, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund Stockholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund Stockholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6.  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Company's Statement of Additional Information.

1.7.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8.  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is liquidated and terminated pursuant to paragraph 1.9.

1.9.  Within one year after the Closing Date, Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to Acquired Fund Stockholders, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be dissolved as a Maryland corporation and terminated under federal law following the making of all distributions pursuant to paragraph 1.5 as soon as reasonably practical.

1.10.  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state "blue sky" laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1.  The value of the Acquired Fund Assets shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), all in accordance with the valuation procedures that have been duly adopted by

Acquired Fund, as well as Acquired Fund's then current Prospectus, as supplemented, and Acquired Fund's Statement of Additional Information, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

2.2.  The net asset value of an Acquiring Fund Share shall be determined by Acquiring Fund in the manner described in the Company's valuation procedures as well as Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.3.  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4.  All computations of value shall be made by DST Asset Manager Solutions, Inc. ("DST"), or any acquiring successor thereof, in accordance with its regular practice in pricing Acquiring Fund. The Company, on behalf of Acquiring Fund, shall cause DST to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1.  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date or at such time on such earlier or later date as may be mutually agreed upon in writing (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2.  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3.  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Fund, and Acquired Fund, accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4.  If requested, Acquired Fund shall deliver to the Company, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by an officer of Acquired Fund, of the names, addresses and taxpayer identification numbers of the Acquired Fund Stockholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. If requested, the Company, on behalf of Acquiring Fund, shall issue and deliver to such officer a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1.  Except as otherwise expressly provided herein, Acquired Fund and the Company, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2.  The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). Acquired Fund will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company, on behalf of Acquiring Fund, and Acquired Fund agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3.  Acquired Fund will call a meeting of Acquired Fund Stockholders to consider and act upon this Agreement and the actions and transactions described herein and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective Prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4.  Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5.  Subject to the provisions of this Agreement, the Company, on behalf of Acquiring Fund, and Acquired Fund covenants that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6.  Acquired Fund shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Acquired Fund's Treasurer, on behalf of the Acquired Fund, and shall be in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements. As promptly as practicable, but in any case within 60 days after the Closing Date, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by Acquired Fund's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7.  As soon after the Closing Date as is reasonably practicable, Acquired Fund (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8.  The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by state "blue sky" and securities laws as it may deem appropriate in order to continue Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1.  The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

  (a)  Acquiring Fund is a portfolio of common stock of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  The Company is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of Acquiring Fund and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of its Charter or Bylaws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with GAAP, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since December 31, 2017, there has been no change by the Company in accounting methods, principles, or practices, including those required by GAAP;

  (n)  The information furnished or to be furnished by the Company on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2.  Acquired Fund represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

  (a)  Acquired Fund is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Acquired Fund is a duly registered, closed-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Fund and Statement of Additional Information of Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  Acquired Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Charter or Bylaws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Stockholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Acquired Fund, and subject to the approval of Acquired Fund Stockholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund Stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  Acquired Fund will, on or prior to the Closing Date, declare one or more dividends or other distributions to Acquired Fund Stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, through the Closing Date (computed without regard to any deduction for dividends paid);

  (p)  Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1.  All representations and warranties of the Company made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Company, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3.  Acquired Fund shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  The Company is a validly existing Maryland corporation and has the power to own all of its properties and assets and to conduct business as described in its Charter, as amended (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Acquiring Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the issuance of the Acquiring Fund Shares has been duly authorized by all necessary corporate action on the part of the Company, and when such Acquiring Fund Shares are issued and delivered by the Company as contemplated by the Registration Statement and this Agreement against payment of the consideration therein described, such Acquiring Fund Shares will be validly issued, fully paid and non-assessable, and the issuance of the Acquiring Fund Shares by the Company will not be subject to any preemptive or similar rights arising under the Company's Charter or Bylaws, each as amended, or under the Maryland General Corporation Law (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or Bylaws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4.  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's distribution and/or shareholder services plans from those described in Acquiring Fund's Prospectus dated April 30, 2018, as may be supplemented, and the Company's Statement of Additional Information dated April 30, 2018, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.  Acquired Fund, shall have delivered to Acquiring Fund at the Closing a certificate of Acquired Fund's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Fund, shall reasonably request;

7.3.  Acquired Fund shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Acquired Fund;

7.4.  The Company, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a validly existing Maryland corporation and has the power to own all of its properties and assets and to conduct business as described in its Charter, as amended (Maryland counsel may be relied upon in delivering such opinion); (b) Acquired Fund is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquired Fund's Charter or Bylaws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5.  On the Closing Date, the Acquired Fund Assets shall include no assets that Acquiring Fund, by reason of limitations of the Company's Charter, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of Acquired Fund and the Company, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of Acquired Fund's Charter, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state "blue sky" and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of Acquiring Fund, or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.  Acquired Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund Stockholders all of Acquired Fund's (i) investment company taxable income (computed without regard to any deduction for dividends paid), (ii) net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) and (iii) net tax-exempt income, if any, for all taxable years ending on or before the Closing Date; and

8.6.  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of substantially all of Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund Stockholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an asset).

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

The Acquired Fund shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses estimated to be approximately $181,000. The expenses borne by the Acquired Fund shall not exceed the estimated stockholder expense savings over two years, which is estimated to be approximately $323,400.

10.  Entire Agreement; Survival of Warranties

10.1.  This Agreement constitutes the entire agreement between the parties.

10.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of Acquired Fund and the Company, on behalf of Acquiring Fund;

  (b)  by either the Company, on behalf of Acquiring Fund, or Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before December 5, 2019; or

  (c)  by either the Company, on behalf of Acquiring Fund, or Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Stockholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2.  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring

Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

13.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5.  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Acquiring Fund, or the directors or officers of the Company, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Acquiring Fund and signed by authorized officers of the Company, acting on behalf of Acquiring Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6.  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no stockholder, nominee, director, officer, agent or employee of Acquired Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Acquired Fund and signed by authorized officers of Acquired Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of Acquiring Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer
MORGAN STANLEY ASIA-PACIFIC FUND, INC.,
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer

Prospectus Supplement

July 11, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 11, 2018 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2018

Emerging Markets Portfolio

The section of the Prospectus entitled "Fund Management—Emerging Markets Portfolio—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994
Ruchir Sharma	Managing Director of the Adviser	April 2002
May Yu	Managing Director of the Adviser	April 2018
Amay Hattangadi	Managing Director of MSIM Company	July 2018

The first two paragraphs of the section of the Prospectus entitled "Fund Management—Portfolio Management—Emerging Markets Portfolio" are hereby deleted and replaced with the following:

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric Carlson, Paul Psaila, Ruchir Sharma, May Yu and Amay Hattangadi.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013. From August 2012 to June 2013, she was associated with MSIM Company in an investment management capacity. Mr. Hattangadi has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Please retain this supplement for future reference.

  MSIFINONUSSPT-0718

Prospectus Supplement

June 25, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 25, 2018 to the Morgan Stanley Institutional Fund, Inc.
Prospectuses dated April 30, 2018

Active International Allocation Portfolio
Advantage Portfolio
Asia Opportunity Portfolio
Emerging Markets Breakout Nations Portfolio
Emerging Markets Fixed Income Opportunities Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Frontier Markets Portfolio
Global Advantage Portfolio
Global Concentrated Portfolio
Global Core Portfolio
Global Counterpoint Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Real Estate Portfolio
Global Sustain Portfolio
Growth Portfolio
Insight Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
Multi-Asset Portfolio
Small Company
Growth Portfolio
US Core Portfolio
U.S. Real Estate Portfolio

Supplement dated June 25, 2018 to the Morgan Stanley Institutional Fund, Inc.
Prospectus dated May 29, 2018

Global Concentrated Real Estate Portfolio
Real Assets Portfolio

The following is hereby added immediately prior to the second paragraph of the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts":

Merrill Lynch

The following is hereby added to the end of the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts":

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•  Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

•  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•  Shares purchased through a Morgan Stanley self-directed brokerage account

•  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Please retain this supplement for future reference.

  IFIMSWMAPXPSPT 6/18

Morgan Stanley Institutional Fund, Inc.

Non U.S. and Global Portfolios

Active International Allocation Portfolio

Emerging Markets Breakout Nations Portfolio

Emerging Markets Leaders Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Frontier Markets Portfolio

Global Franchise Portfolio

Global Sustain Portfolio

International Equity Portfolio

Prospectus  |  April 30, 2018

Share Class and Ticker Symbol
Fund	Class I	Class A	Class L	Class C	Class IS
Active International Allocation Portfolio	MSACX	MSIBX	MSLLX	MSAAX	—
Emerging Markets Breakout Nations Portfolio	EMIPX	EMAPX	—	EMCPX	EMSPX
Emerging Markets Leaders Portfolio	MELIX	MELAX	—	MEMLX	MELSX
Emerging Markets Portfolio	MGEMX	MMKBX	MSELX	MSEPX	MMMPX
Emerging Markets Small Cap Portfolio	MSEMX	MSEOX	—	MSESX	MSETX
Frontier Markets Portfolio	MFMIX	MFMPX	MFMLX	MSFEX	MSRFX
Global Franchise Portfolio	MSFAX	MSFBX	MSFLX	MSGFX	MGISX
Global Sustain Portfolio	MGQIX	MGQAX	MGQLX	MSGQX	MGQSX
International Equity Portfolio	MSIQX	MIQBX	MSQLX	MSECX	MIQPX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MSIFINONUSPRO 4/18

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Active International Allocation Portfolio

Investment Objective

The Active International Allocation Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C
Advisory Fee	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%
Other Expenses	0.49%	0.58%	0.92%	18.41%
Total Annual Fund Operating Expenses[3]	1.14%	1.48%	2.07%	20.06%
Fee Waiver and/or Expense Reimbursement[3]	0.24%	0.23%	0.32%	18.06%

	Class I	Class A	Class L	Class C
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.90%	1.25%	1.75%	2.00%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 92	$ 338	$ 604	$ 1,365
Class A	$ 646	$ 947	$ 1,270	$ 2,182
Class L	$ 178	$ 618	$ 1,084	$ 2,375
Class C	$ 303	$ 3,736	$ 6,286	$ 9,970

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 92	$ 338	$ 604	$ 1,365
Class A	$ 646	$ 947	$ 1,270	$ 2,182
Class L	$ 178	$ 618	$ 1,084	$ 2,375
Class C	$ 203	$ 3,736	$ 6,286	$ 9,970
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I, 1.25% for Class A, 1.75% for Class L and 2.00% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Active International Allocation Portfolio (Con’t)

Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s Adviser and/or the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), actively select among developed and emerging countries applying its investment process to determine a country’s future economic growth and equity return potential.  The Adviser and/or the Sub-Adviser utilize a proprietary top-down framework to quantitatively and qualitatively rank countries relative to one another and relative to their own history. The Adviser’s and/or the Sub-Adviser’s approach combines a top-down country process with sector allocation and bottom-up stock selection. Under normal market conditions, the Fund invests at least 40% of its total assets in the securities of issuers located outside of the United States.

The Adviser and/or the Sub-Adviser analyze the global economic environment and each country’s fundamentals and actively allocate the Fund’s assets among countries and sectors located throughout the world (the investment universe is developed markets, including the United States, and emerging markets, including frontier markets). Investment decisions may be implemented through sector, industry and stock-specific allocations within and across markets that best capture the top-down view. Country and sector weightings are based on relative economic, political and social fundamentals, stock valuations and investor sentiment and are a function of the Adviser’s and/or the Sub-Adviser’s conviction levels, the size of the economy and liquidity. The investment process considers analysis of sustainability with respect to financial strength, environmental and social factors and governance (also referred to as ESG).

Investments are based on fundamental analysis in an effort to identify those equities that stand to benefit most from the Adviser’s and/or the Sub-Adviser’s current and prospective macro views and that are likely to experience attractive earnings growth prospects as a result of exposure and gearing to those top-down conditions. Investment decisions are implemented by equity positions in sectors, industries, customized baskets and/or individual stocks. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Adviser and/or the Sub-Adviser generally consider selling a portfolio holding when they determine that the position no longer satisfies their investment criteria.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Active International Allocation Portfolio (Con’t)

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	06/30/09	24.16%
Low Quarter	09/30/11	-20.43%

Average Annual Total Returns

(for the calendar periods ended December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 1/17/1992)
Return Before Taxes	24.76%	6.74%	1.58%	6.06%
Return After Taxes on Distributions[1]	24.36%	6.25%	1.17%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares	14.70%	5.28%	1.29%	4.61%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	17.77%	5.21%	0.73%	5.09%
Class L (commenced operations on 6/14/2012)
Return Before Taxes	23.80%	5.82%	N/A	8.55%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	22.42%	N/A	N/A	2.84%
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses or taxes)[2]	27.19%	6.80%	1.84%	6.13%[5]
Active International Allocation Blend Index (reflects no deduction for fees, expenses or taxes)[3]	27.19%	8.27%	2.12%	5.93%[5]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[4]	28.88%	7.59%	2.71%	N/A

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Active International Allocation Portfolio (Con’t)

(2)

The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World ex USA Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World ex USA Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index. Effective January 1, 2017, the Fund’s primary benchmark changed to MSCI All Country World ex USA Index because the Adviser believes the MSCI All Country World ex USA Index is a more appropriate benchmark for the Fund.

(3)

The Active International Allocation Blend Index is a performance linked benchmark of the old and new benchmark of the Fund, the old benchmark represented by MSCI EAFE Index (index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada) from the Fund’s inception to December 31, 2016 and the new benchmark represented by MSCI AC World Ex USA Index for periods thereafter. It is not possible to invest directly in an index.

(4)

The Lipper International Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Company.*

Portfolio Managers. The Fund is managed by members of the Active International Allocation team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/ Sub-Adviser	Date Began Managing Fund
Ben V. Rozin	Executive Director of the Adviser	April 2017

Name	Title with Adviser/ Sub-Adviser	Date Began Managing Fund
Munib Madni*	Managing Director of MSIM Company	April 2017
Jitania Kandhari	Managing Director of the Adviser	April 2017
*	Effective June 30, 2018, Morgan Stanley Investment Management Company will no longer serve as sub-adviser to the Fund and Munib Madni will no longer serve as a portfolio manager to the Fund.

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Breakout Nations Portfolio

Investment Objective

The Emerging Markets Breakout Nations Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.90%	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	8.52%	25.98%	24.88%	24.78%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[4]	9.46%	27.17%	26.82%	25.72%

	Class I	Class A	Class C	Class IS
Fee Waiver and/or Expense Reimbursement[4]	8.29%	25.58%	24.48%	24.58%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.17%	1.59%	2.34%	1.14%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 119	$ 1,997	$ 3,711	$ 7,371
Class A	$ 678	$ 4,888	$ 7,437	$ 10,236
Class C	$ 337	$ 4,608	$ 7,279	$ 10,252
Class IS	$ 116	$ 4,409	$ 7,107	$ 10,243

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 119	$ 1,997	$ 3,711	$ 7,371
Class A	$ 678	$ 4,888	$ 7,437	$ 10,236
Class C	$ 237	$ 4,608	$ 7,279	$ 10,252
Class IS	$ 116	$ 4,409	$ 7,107	$ 10,243
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2017. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

Total Annual Fund Operating Expenses, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I, 1.55% for Class A, 2.30% for Class C and 1.10% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to maximize returns by investing primarily in equity securities in emerging markets, which include frontier emerging markets.

The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser focuses on engaging company management around corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries, which include frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the banking industry. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. The countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future. Under normal circumstances, no more than 30% of the Fund’s total assets, determined at the time of investment, will be invested in equity securities of issuers located in frontier emerging market countries.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies operating in emerging market and frontier emerging market countries and securities of other open- and closed-end investment companies, including exchange-traded funds (“ETFs”). The Fund may hold or have exposure to equity securities of companies in any industry or sector.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. The Portfolio’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks.

•	Banking Industry. Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. Based on the Fund’s investment restriction regarding concentration, the Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry. As a result, the Fund may have a high concentration of investments in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. Because the Fund’s investments will be concentrated in the banking industry, factors that have an

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

•	Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	3/31/17	7.29%
Low Quarter	9/30/17	3.65%

Average Annual Total Returns

(for the calendar period ended December 31, 2017)

	Past One Year	Since Inception
Class I (commenced operations on 12/15/2016)
Return Before Taxes	22.44%	23.14%
Return After Taxes on Distributions[1]	20.70%	21.47%
Return After Taxes on Distributions and Sale of Fund Shares	13.15%	17.12%
Class A (commenced operations on 12/15/2016)
Return Before Taxes	15.62%	16.49%
Class C (commenced operations on 12/15/2016)
Return Before Taxes	20.09%	21.73%
Class IS (commenced operations on 12/15/2016)
Return Before Taxes	22.47%	23.18%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)[2]	37.28%	36.36%[4]
Lipper Emerging Market Funds Index (reflects no deduction for taxes)[3]	35.56%	34.29%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Breakout Nations Portfolio (Con’t)

(3)

The Lipper Emerging Market Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of the Fund.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Ruchir Sharma	Managing Director	Since inception
Tim Drinkall	Managing Director	Since inception
Jitania Kandhari	Managing Director	Since inception

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Leaders Portfolio

Investment Objective

The Emerging Markets Leaders Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.90%	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	0.53%	0.86%	0.90%	0.52%
Total Annual Fund Operating Expenses[3]	1.43%	2.01%	2.80%	1.42%
Fee Waiver and/or Expense Reimbursement[3]	0.31%	0.46%	0.50%	0.32%

	Class I	Class A	Class C	Class IS
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.12%	1.55%	2.30%	1.10%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 114	$ 422	$ 752	$ 1,686
Class A	$ 674	$ 1,080	$ 1,511	$ 2,705
Class C	$ 333	$ 821	$ 1,435	$ 3,092
Class IS	$ 112	$ 418	$ 746	$ 1,674

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 114	$ 422	$ 752	$ 1,686
Class A	$ 674	$ 1,080	$ 1,511	$ 2,705
Class C	$ 233	$ 821	$ 1,435	$ 3,092
Class IS	$ 112	$ 418	$ 746	$ 1,674
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I, 1.55% for Class A, 2.30% for Class C and 1.10% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), seek to achieve the Fund’s investment objective by investing primarily in equity securities of companies located in emerging market countries.

The Adviser and/or Sub-Adviser generally use a fundamental bottom-up stock selection process informed by macro thematic research on overall emerging markets. The Adviser and/or Sub-Adviser will employ this consistent and targeted approach seeking companies they expect to become leading companies in emerging markets as well as developed country domiciled companies where a large portion of the companies’ growth is taking place in emerging market countries. The Adviser and/or Sub-Adviser seek to construct a focused portfolio of equity securities designed to take advantage of thematic opportunities in emerging markets by seeking to invest in companies that they believe have the potential to outperform emerging markets generally over the long-term.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company. The investment process excludes holdings in tobacco companies.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies located in emerging market countries, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies located in emerging market countries.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization, between the Company, on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the “Private Fund”), at open of business on January 6, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the “Emerging Markets Leaders Reorganization”). The Private Fund commenced operations on June 30, 2011, and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.

The Fund adopted the performance history of the Private Fund. As a result, the historical performance information shown below reflects, for the periods prior to the Emerging Markets Leaders Reorganization, the historical performance of the Private Fund. The performance of the Private Fund has been restated to reflect any applicable sales charge but is otherwise not adjusted to reflect differences in expenses between the Private Fund and each Class, as applicable.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns*—Calendar Years

* Performance shown for the Fund’s Class I shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to the Emerging Markets Leaders Reorganization.

High Quarter	03/31/12	13.89%
Low Quarter	12/31/16	-10.21%

Average Annual Total Returns1

(for the calendar periods ended December 31, 2017)

	Past One Year	Past Five Years	Since Inception
Class I1 (commenced operations on 6/30/2011)
Return Before Taxes	26.01%	4.41%	4.48%
Return After Taxes on Distributions[2]	25.89%	4.35%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	15.14%	3.48%	3.54%
Class A1 (commenced operations on 6/30/2011)
Return Before Taxes	18.82%	3.03%	3.42%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	23.53%	N/A	4.83%
Class IS1 (commenced operations on 6/30/2011)
Return Before Taxes	26.02%	4.42%	4.49%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)[3]	37.28%	4.35%	2.62%[5]
Lipper Emerging Market Funds Index (reflects no deduction for taxes)[4]	35.56%	4.54%	3.10%[5]

(1)

Performance shown for the Fund’s Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund for periods prior to the Emerging Markets Leaders Reorganization, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(4)

The Lipper Emerging Market Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Company.

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
Ashutosh Sinha	Managing Director of MSIM Company	Since inception
Vishal Gupta	Vice President of MSIM Company	November 2015

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. The

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Leaders Portfolio (Con’t)

minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Portfolio

Investment Objective

The Emerging Markets Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.29%	0.37%	1.01%	0.52%	0.20%

	Class I	Class A	Class L	Class C	Class IS
Total Annual Fund Operating Expenses[3]	1.07%	1.40%	2.54%	2.30%	0.98%
Fee Waiver and/or Expense Reimbursement[3]	0.03%	0.03%	0.64%	0.15%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.04%	1.37%	1.90%	2.15%	0.95%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 106	$ 337	$ 587	$ 1,303
Class A	$ 657	$ 942	$ 1,248	$ 2,114
Class L	$ 193	$ 730	$ 1,293	$ 2,828
Class C	$ 318	$ 704	$ 1,217	$ 2,624
Class IS	$ 97	$ 309	$ 539	$ 1,199

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 106	$ 337	$ 587	$ 1,303
Class A	$ 657	$ 942	$ 1,248	$ 2,114
Class L	$ 193	$ 730	$ 1,293	$ 2,828
Class C	$ 218	$ 704	$ 1,217	$ 2,624
Class IS	$ 97	$ 309	$ 539	$ 1,199
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A, 1.90% for Class L, 2.15% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Portfolio (Con’t)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets.

The Adviser’s and Sub-Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser and Sub-Adviser allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Portfolio (Con’t)

currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	06/30/09	35.03%
Low Quarter	12/31/08	-29.79%

Average Annual Total Returns

(for the calendar periods ended December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 9/25/1992)
Return Before Taxes	34.97%	4.13%	0.50%	8.21%
Return After Taxes on Distributions[1]	34.95%	3.72%	0.16%	7.44%
Return After Taxes on Distributions and Sale of Fund Shares	20.12%	3.30%	0.49%	7.05%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	27.45%	2.69%	-0.32%	6.90%
Class L (commenced operations on 4/27/2012)
Return Before Taxes	33.80%	3.25%	N/A	3.95%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	32.45%	N/A	N/A	5.53%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	35.09%	N/A	N/A	5.54%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)[2]	37.28%	4.35%	1.68%	8.00%[4]
Lipper Emerging Market Funds Index (reflects no deduction for taxes)[3]	35.56%	4.54%	1.49%	N/A

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Portfolio (Con’t)

(2)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(3)

The Lipper Emerging Market Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Company.

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/ Sub-Adviser	Date Began Managing Fund
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994
Ruchir Sharma	Managing Director of the Adviser	April 2002
May Yu	Managing Director of the Adviser	April 2018
Munib Madni*	Managing Director of MSIM Company	May 2012
*	Effective on or about June 1, 2018, Amay Hattangadi will become a Managing Director of MSIM Company and serve as a portfolio manager to the Fund; and effective June 30, 2018, Munib Madni will no longer serve as a portfolio manager to the Fund.

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Small Cap Portfolio

Investment Objective

The Emerging Markets Small Cap Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	1.33%	10.88%	18.23%	18.22%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[4]	2.62%	12.42%	20.52%	19.51%

	Class I	Class A	Class C	Class IS
Fee Waiver and/or Expense Reimbursement[4]	0.97%	10.38%	17.73%	17.87%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.65%	2.04%	2.79%	1.64%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 168	$ 722	$ 1,304	$ 2,882
Class A	$ 721	$ 2,968	$ 4,894	$ 8,589
Class C	$ 382	$ 3,851	$ 6,398	$ 10,015
Class IS	$ 167	$ 3,636	$ 6,171	$ 9,912

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 168	$ 722	$ 1,304	$ 2,882
Class A	$ 721	$ 2,968	$ 4,894	$ 8,589
Class C	$ 282	$ 3,851	$ 6,398	$ 10,015
Class IS	$ 167	$ 3,636	$ 6,171	$ 9,912
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2017. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

Total Annual Fund Operating Expenses, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.65% for Class I, 2.00% for Class A, 2.75% for Class C and 1.60% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of small capitalization companies operating in emerging markets.

The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Fund’s assets among emerging markets based on relative economic, political and social fundamentals and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser focuses on engaging company management around corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. The investment process excludes holdings in tobacco companies.

Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of small capitalization companies operating in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.

A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $3.5 billion or less.

Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. For purposes of the Fund’s 80% policy, emerging market countries will include frontier emerging market countries.

The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies in any industry or sector.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of small capitalization companies operating in emerging market countries, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to small capitalization companies operating in emerging market countries, and derivative instruments as described herein.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. the Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small Capitalization Companies. Investments in small capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	03/31/17	11.78%
Low Quarter	12/31/16	-11.30%

Average Annual Total Returns

(for the calendar period ended December 31, 2017)

	Past One Year	Since Inception
Class I (commenced operations on 12/15/2015)
Return Before Taxes	34.29%	15.25%
Return After Taxes on Distributions[1]	33.19%	14.73%
Return After Taxes on Distributions and Sale of Fund Shares	20.28%	11.85%
Class A (commenced operations on 12/15/2015)
Return Before Taxes	26.71%	11.84%
Class C (commenced operations on 12/15/2015)
Return Before Taxes	31.70%	13.95%
Class IS (commenced operations on 12/15/2015)
Return Before Taxes	34.29%	15.25%
MSCI Emerging Markets Small Cap Net Index (reflects no deduction for fees, expenses or taxes)[2]	33.84%	19.18%[4]
Lipper Emerging Market Funds Index (reflects no deduction for taxes)[3]	35.56%	23.40%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(3)

The Lipper Emerging Market Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. There are currently 30 funds represented in this Index. It is not possible to invest directly in an index.

(4)	Since Inception reflects the inception date of the Fund.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Tim Drinkall	Managing Director	Since inception

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Emerging Markets Small Cap Portfolio (Con’t)

information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Frontier Markets Portfolio

Investment Objective

The Frontier Markets Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.48%	0.55%	0.76%	0.56%	0.44%

	Class I	Class A	Class L	Class C	Class IS
Total Annual Fund Operating Expenses [3]	1.73%	2.05%	2.76%	2.81%	1.69%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.06%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.73%	2.05%	2.70%	2.81%	1.69%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 176	$ 545	$ 939	$ 2,041
Class A	$ 722	$ 1,134	$ 1,570	$ 2,779
Class L	$ 273	$ 851	$ 1,454	$ 3,085
Class C	$ 384	$ 871	$ 1,484	$ 3,138
Class IS	$ 172	$ 533	$ 918	$ 1,998

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 176	$ 545	$ 939	$ 2,041
Class A	$ 722	$ 1,134	$ 1,570	$ 2,779
Class L	$ 273	$ 851	$ 1,454	$ 3,085
Class C	$ 284	$ 871	$ 1,484	$ 3,138
Class IS	$ 172	$ 533	$ 918	$ 1,998
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I, 2.20% for Class A, 2.70% for Class L, 2.95% for Class C and 1.80% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Frontier Markets Portfolio (Con’t)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., seeks to maximize returns by investing primarily in growth-oriented equity securities in frontier emerging markets.

The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Fund’s assets among frontier emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser focuses on engaging company management around corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. The investment process excludes holdings in tobacco companies.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies operating in frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.

The Fund may also invest in emerging market securities. The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the banking industry. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia,

Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies operating in frontier emerging market countries, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including exchange-traded funds (“ETFs”), and derivative instruments as described herein.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and such companies may have more limited markets, financial

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Frontier Markets Portfolio (Con’t)

resources and product lines, and may lack the depth of management of larger companies.

•	Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Fund will be indirectly subject to those risks. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. In addition, a substantial portion of the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates.

To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Banking Industry. Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. Based on the Fund’s investment restriction regarding concentration, the Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry. As a result, the Fund may have a high concentration of investments in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. Because the Fund’s investments will be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

•	Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Frontier Markets Portfolio (Con’t)

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Company, on behalf of the Fund, and Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Frontier Predecessor Fund”), on September 17, 2012 the Fund acquired all of the assets and liabilities of the Frontier Predecessor Fund in exchange for Class I shares of the Fund (the “Frontier Reorganization”). As a result of the Frontier Reorganization, the Fund is the accounting successor of the Frontier Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Frontier Reorganization, the historical performance of the Frontier Predecessor Fund. The Frontier Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, the Fund changed its name from Frontier Emerging Markets Portfolio to Frontier Markets Portfolio effective March 31, 2017.

The bar chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’* performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im. or by calling toll-free (800) 548-7786.

Annual Total Returns*—Calendar Years

* Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

High Quarter	06/30/09	32.70%
Low Quarter	03/31/09	-17.42%

Average Annual Total Returns1

(for the calendar periods ended December 31, 2017)

	Past One Year	Past Five Years	Since Inception
Class I1 (commenced operations on 8/25/2008)
Return Before Taxes	20.82%	8.89%	2.23%
Return After Taxes on Distributions[2]	20.82%	8.85%	2.11%
Return After Taxes on Distributions and Sale of Fund Shares	11.78%	7.16%	1.81%
Class A (commenced operations on 9/14/2012)
Return Before Taxes	14.07%	7.37%	8.04%
Class L (commenced operations on 9/14/2012)
Return Before Taxes	19.59%	7.85%	8.46%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	18.51%	N/A	1.97%
Class IS (commenced operations on 2/27/2015)
Return Before Taxes	20.83%	N/A	3.92%
MSCI Frontier Markets Index (reflects no deduction for fees, expenses or taxes)[3]	31.86%	9.27%	-0.27%[5]
Lipper Emerging Market Funds Index (reflects no deduction for taxes)[4]	35.56%	4.54%	4.43%[5]

(1)	Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.
(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Frontier Markets Portfolio (Con’t)

(3)

The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 29 frontier market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(4)

The Lipper Emerging Market Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Tim Drinkall	Managing Director	September 2012*
Pierre Horvilleur	Executive Director	November 2015
*	Mr. Drinkall served as the Fund manager of the Frontier Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Global Franchise Portfolio

Investment Objective

The Global Franchise Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.20%	0.18%	0.17%	0.20%	0.13%
Total Annual Fund Operating Expenses	0.98%	1.21%	1.70%	1.98%	0.91%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 100	$ 312	$ 542	$ 1,201
Class A	$ 642	$ 889	$ 1,155	$ 1,914
Class L	$ 173	$ 536	$ 923	$ 2,009
Class C	$ 301	$ 621	$ 1,068	$ 2,306
Class IS	$ 93	$ 290	$ 504	$ 1,120

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 100	$ 312	$ 542	$ 1,201
Class A	$ 642	$ 889	$ 1,155	$ 1,914
Class L	$ 173	$ 536	$ 923	$ 2,009
Class C	$ 201	$ 621	$ 1,068	$ 2,306
Class IS	$ 93	$ 290	$ 504	$ 1,120
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. Under normal market conditions, the Fund invests in securities of issuers from at least three different countries, which may include the United States.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Global Franchise Portfolio (Con’t)

The Fund’s investment process focuses on the sustainability and direction of a company’s long term returns on capital. Environmental, social and governance (ESG) considerations are a fundamental and integrated part of this process, as the Adviser and Sub-Adviser believe material weaknesses in any of the ESG areas can potentially threaten the long-term sustainability of a company’s returns on capital.

The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with strong business franchises meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its total assets in a single issuer. The Fund may also invest in the equity securities of any size company. The Fund’s equity investments may include convertible securities.

The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality.

The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Global Franchise Companies. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect global franchise companies and may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of companies.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument may cause the Fund’s

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Global Franchise Portfolio (Con’t)

overall value to decline to a greater degree than a diversified portfolio.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	06/30/09	18.11%
Low Quarter	12/31/08	-13.37%

Average Annual Total Returns

(for the calendar periods ended December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/28/2001)
Return Before Taxes	25.85%	12.18%	8.96%	11.54%
Return After Taxes on Distributions[1]	24.55%	10.86%	7.99%	10.56%
Return After Taxes on Distributions and Sale of Fund Shares	15.77%	9.54%	7.17%	9.80%
Class A (commenced operations on 11/28/2001)
Return Before Taxes	18.97%	10.69%	8.09%	10.87%
Class L (commenced operations on 4/27/2012)
Return Before Taxes	24.98%	11.34%	N/A	10.18%
Class C (commenced operations on 9/30/2015)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Return Before Taxes	23.63%	N/A	N/A	15.00%
Class IS (commenced operations on 5/29/2015)
Return Before Taxes	26.00%	N/A	N/A	11.88%
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[2]	22.40%	11.64%	5.03%	6.87%[4]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[3]	27.57%	11.37%	4.98%	6.49%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(3)

The Lipper Global Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. There are currently 10 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Global Franchise Portfolio (Con’t)

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	June 2009
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Vladimir A. Demine	Executive Director of MSIM Limited	June 2009
Dirk Hoffmann-Becking	Executive Director of MSIM Limited	January 2015
Nic Sochovsky	Executive Director of MSIM Limited	December 2015
Marcus Watson	Executive Director of MSIM Limited	January 2013
Alex Gabriele	Executive Director of MSIM Limited	September 2017
Richard Perrott	Vice President of MSIM Limited	September 2017

Purchase and Sale of Fund Shares

Morgan Stanley Institutional Fund, Inc. (the “Company”) has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Global Sustain Portfolio

Investment Objective

The Global Sustain Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	2.74%	2.85%	2.84%	2.91%	18.30%
Total Annual Fund Operating Expenses[4]	3.44%	3.80%	4.29%	4.61%	19.00%
Fee Waiver and/or Expense Reimbursement[4]	2.54%	2.55%	2.54%	2.61%	18.15%

	Class I	Class A	Class L	Class C	Class IS
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.90%	1.25%	1.75%	2.00%	0.85%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 92	$ 819	$ 1,570	$ 3,550
Class A	$ 646	$ 1,402	$ 2,176	$ 4,195
Class L	$ 178	$ 1,070	$ 1,975	$ 4,294
Class C	$ 303	$ 1,156	$ 2,117	$ 4,552
Class IS	$ 87	$ 3,510	$ 6,041	$ 9,849

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 92	$ 819	$ 1,570	$ 3,550
Class A	$ 646	$ 1,402	$ 2,176	$ 4,195
Class L	$ 178	$ 1,070	$ 1,975	$ 4,294
Class C	$ 203	$ 1,156	$ 2,117	$ 4,552
Class IS	$ 87	$ 3,510	$ 6,041	$ 9,849
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule effective April 30, 2018.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I, 1.25% for Class A, 1.75% for Class L, 2.00% for Class C and 0.85% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Global Sustain Portfolio (Con’t)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek long-term capital appreciation by investing primarily in equity securities of high-quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high-quality companies, the Adviser and/or Sub-Adviser look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Adviser’s and/or Sub-Adviser’s view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital. In addition, the Adviser and/or Sub-Adviser consider high-quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth.

As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser seek to engage with management teams to assess relevant factors material to long term sustainable returns including environmental, social and governance (ESG) factors.

The Fund will invest in equities throughout the world. However, investments shall not knowingly include any company whose core business activity involves the following:

a) Tobacco;
 b) Alcohol;
 c) Adult Entertainment;
 d) Gambling;
 e) Gas and electric utilities; or
 f) Bulk commodities (including but not limited to fossil fuels such as oil, gas and coal as well as metals and mining).

For the purposes of this investment restriction, a “core business activity” is one that accounts for more than 10% of the relevant company’s revenue.

The Fund will not invest in any company that has been excluded from the MSCI World ex Controversial Weapons Index due to its involvement with controversial weapons, as defined by that index.

The Adviser and/or Sub-Adviser believe that the number of issuers with high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments may include convertible securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Global Sustain Portfolio (Con’t)

issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	03/31/17	9.44%
Low Quarter	09/30/15	-2.66%

Average Annual Total Returns

(for the calendar periods ended December 31, 2017)

	Past One Year	Since Inception
Class I (commenced operations on 8/30/2013)
Return Before Taxes	22.86%	10.80%
Return After Taxes on Distributions[1]	21.07%	9.50%
Return After Taxes on Distributions and Sale of Fund Shares	14.42%	8.41%
Class A (commenced operations on 8/30/2013)
Return Before Taxes	16.00%	9.09%
Class L (commenced operations on 8/30/2013)
Return Before Taxes	21.80%	9.88%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	20.46%	8.72%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	22.91%	10.23%
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[2]	22.40%	10.67%[4]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[3]	27.57%	10.95%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

Global Sustain Portfolio (Con’t)

(2)

The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

(3)

The Lipper Global Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. There are currently 10 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	August 2013
Bruno Paulson	Managing Director of MSIM Limited	August 2013
Vladimir A. Demine	Executive Director of MSIM Limited	August 2013
Dirk Hoffmann-Becking	Executive Director of MSIM Limited	January 2015
Nic Sochovsky	Executive Director of MSIM Limited	December 2015
Marcus Watson	Executive Director of MSIM Limited	August 2013
Alex Gabriele	Executive Director of MSIM Limited	September 2017
Richard Perrott	Vice President of MSIM Limited	September 2017
Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

International Equity Portfolio

Investment Objective

The International Equity Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 76 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.19%	0.26%	0.35%	0.61%	0.11%

	Class I	Class A	Class L	Class C	Class IS
Total Annual Fund Operating Expenses[3]	0.99%	1.31%	1.90%	2.41%	0.91%
Fee Waiver and/or Expense Reimbursement[3]	0.04%	0.01%	0.10%	0.36%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.95%	1.30%	1.80%	2.05%	0.91%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 97	$ 311	$ 543	$ 1,209
Class A	$ 650	$ 917	$ 1,205	$ 2,020
Class L	$ 183	$ 587	$ 1,017	$ 2,214
Class C	$ 308	$ 717	$ 1,253	$ 2,719
Class IS	$ 93	$ 290	$ 504	$ 1,120

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 97	$ 311	$ 543	$ 1,209
Class A	$ 650	$ 917	$ 1,205	$ 2,020
Class L	$ 183	$ 587	$ 1,017	$ 2,214
Class C	$ 208	$ 717	$ 1,253	$ 2,719
Class IS	$ 93	$ 290	$ 504	$ 1,120
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I, 1.30% for Class A, 1.80% for Class L, 2.05% for Class C and 0.91% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

International Equity Portfolio (Con’t)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection.

Utilizing a bottom-up approach to investing, the Adviser and/or Sub-Adviser look to invest in two types of stocks: attractively priced high quality compounders, companies characterized by their ability to generate sustainably high returns on capital, and value opportunities, which are more cyclical companies with reasonable or improving fundamentals trading at a sufficient discount to intrinsic value.

The Adviser and/or Sub-Adviser conduct in-depth fundamental research on a company by company basis, including close examination of each company’s franchise, management and financial characteristics, and consider value criteria with an emphasis on cash flow-based-metrics rather than accounting numbers to assess intrinsic value. The Adviser and/or Sub-Adviser also seek experienced company management teams that have a history of disciplined capital allocation.

The Adviser and/or Sub-Adviser believe that a portfolio consisting of both types of stocks, with the flexibility to adjust the mix dependent on company valuation and prospects, has the potential to generate attractive long-term returns for investors.

The Fund’s investment process focuses on the sustainability and direction of a company’s long term returns on capital. Environmental, social and governance (ESG) considerations are a fundamental and integrated part of this process, as the Adviser and/or Sub-Adviser believe material weaknesses in any of the ESG areas can potentially threaten the long-term sustainability of a company’s returns on capital.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s equity investments may include convertible securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

International Equity Portfolio (Con’t)

because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	06/30/09	18.41%
Low Quarter	09/30/11	-17.04%

Average Annual Total Returns

(for the calendar periods ended December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/4/1989)
Return Before Taxes	25.17%	6.84%	2.86%	8.60%
Return After Taxes on Distributions[1]	24.73%	6.38%	2.32%	7.26%
Return After Taxes on Distributions and Sale of Fund Shares	14.83%	5.38%	2.26%	7.11%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	18.23%	5.34%	2.02%	7.40%
Class L (commenced operations on 6/14/2012)
Return Before Taxes	24.06%	5.94%	N/A	8.28%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	22.78%	N/A	N/A	3.19%
Class IS (commenced operations on 9/13/2013)
Return Before Taxes	25.22%	N/A	N/A	5.20%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[2]	25.03%	7.90%	1.94%	4.83%[4]
Lipper International Large-Cap Growth Funds Index (reflects no deduction for taxes)[3]	28.64%	7.45%	2.62%	N/A

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Summary

International Equity Portfolio (Con’t)

(3)

The Lipper International Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	May 1999
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Vladimir A. Demine	Executive Director of MSIM Limited	June 2009
Dirk Hoffmann-Becking	Executive Director of MSIM Limited	January 2015
Nic Sochovsky	Executive Director of MSIM Limited	December 2015
Marcus Watson	Executive Director of MSIM Limited	January 2013
Alex Gabriele	Executive Director of MSIM Limited	September 2017
Richard Perrott	Vice President of MSIM Limited	September 2017

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Active International Allocation Portfolio

Investment Objective

The Active International Allocation Portfolio seeks long-term capital appreciation.

Approach

The Adviser and/or the Sub-Adviser actively select among developed and emerging countries applying its investment process to determine a country’s future economic growth and equity return potential. The Adviser and/or the Sub-Adviser utilize a proprietary top-down framework to quantitatively and qualitatively rank countries relative to one another and relative to their own history. The Adviser’s and/or the Sub-Adviser’s approach combines a top-down country process with sector allocation and bottom-up stock selection. Under normal market conditions, the Fund invests at least 40% of its total assets in the securities of issuers located outside of the United States.

Process

The Adviser and/or the Sub-Adviser analyze the global economic environment and each country’s fundamentals and actively allocate the Fund’s assets among countries and sectors located throughout the world (the investment universe is developed markets, including the United States, and emerging markets, including frontier markets). Investment decisions may be implemented through sector, industry and stock-specific allocations within and across markets that best capture the top-down view. Country and sector weightings are based on relative economic, political and social fundamentals, stock valuations and investor sentiment and are a function of the Adviser’s and/or the Sub-Adviser’s conviction levels, the size of the economy and liquidity. The investment process considers analysis of sustainability with respect to financial strength, environmental and social factors and governance (also referred to as ESG).

Investments are based on fundamental analysis in an effort to identify those equities that stand to benefit most from the Adviser’s and/or the Sub-Adviser’s current and prospective macro views and that are likely to experience attractive earnings growth prospects as a result of exposure and gearing to those top-down conditions. Investment decisions are implemented by equity positions in sectors, industries, customized baskets and/or individual stocks. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Adviser and/or the Sub-Adviser generally consider selling a portfolio holding when they determine that the position no longer satisfies their investment criteria.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in foreign countries, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Fund’s market sector, foreign equity securities, may underperform relative to other sectors or the overall market.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Active International Allocation Portfolio (Con’t)

involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Breakout Nations Portfolio

Investment Objective

The Emerging Markets Breakout Nations Portfolio seeks long-term capital appreciation.

The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Adviser seeks to maximize returns by investing primarily in equity securities in emerging markets, which include frontier emerging markets. The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Process

The Adviser actively selects positions in a limited number of emerging market countries, applying its investment framework to determine a country’s future economic growth and equity return potential, independent of any particular index.

The Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets, which include frontier emerging markets, and allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. The Adviser uses a proprietary framework to rank countries relative to one another and relative to their own past and selects the highest ranked emerging market and frontier emerging market countries. Country weightings are a function of the Adviser’s conviction levels, the size of the economy, and liquidity. Country portfolios are implemented through stock selection within each country. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser focuses on engaging company management around corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries, which include frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the banking industry.

The Adviser considers an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging market countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country.

Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future. Under normal circumstances, no more than 30% of the Fund’s total assets, determined at the time of investment, will be invested in equity securities of issuers located in frontier emerging market countries.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may invest in ADRs, GDRs and other types of depositary receipts with respect to companies operating in emerging market and frontier emerging market countries and securities of other open- and closed-end investment companies, including ETFs. The Fund may hold or have exposure to equity securities of companies in any industry or sector.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Breakout Nations Portfolio (Con’t)

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs, structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Breakout Nations Portfolio (Con’t)

The financial markets of frontier emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Fund.

Investments in securities of issuers operating in frontier emerging market countries may also be exposed to an extra degree of custodial ownership and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself). In some countries, market practice may require that payment shall be made prior to receipt of the security which is being purchased, or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. In addition, there is generally less governmental supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. The Adviser will seek, where possible, to cause the Fund to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Adviser will be successful in eliminating this risk for the Fund, particularly as counterparties operating in frontier emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent or limited or inadequate to meet the Fund’s claims in any of these events.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. Because the Fund’s investments will be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

Subject to the limitations set forth in the 1940 Act or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the particular Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Leaders Portfolio

Investment Objective

The Emerging Markets Leaders Portfolio seeks long-term capital appreciation.

The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Adviser and Sub-Adviser seek to achieve the Fund’s investment objective by investing primarily in equity securities of companies located in emerging market countries. The Adviser and/or Sub-Adviser generally use a fundamental bottom-up stock selection process informed by macro thematic research on overall emerging markets. The Adviser and/or Sub-Adviser will employ this consistent and targeted approach seeking companies they expect to become leading companies in emerging markets as well as developed country domiciled companies where a large portion of the companies’ growth is taking place in emerging market countries.

Process

The Adviser and/or Sub-Adviser seek to construct a focused portfolio of equity securities designed to take advantage of thematic opportunities in emerging markets by seeking to invest in companies that they believe have the potential to outperform emerging markets generally over the long-term.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company. The investment process excludes holdings in tobacco companies.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies located in emerging market countries, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to companies located in emerging market countries.

The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.

Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, CFDs, structured investments and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in emerging market countries. In general, prices of equity securities are more volatile than those of fixed

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Leaders Portfolio (Con’t)

income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s and/or Sub-Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Leaders Portfolio (Con’t)

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The risks of investing in the Fund may be intensified because the Fund is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Fund’s performance more than if the Fund were diversified and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Portfolio

Investment Objective

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Approach

The Adviser and Sub-Adviser seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets. The Adviser’s and Sub-Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Process

The Adviser’s and Sub-Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.

The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.

Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Portfolio (Con’t)

economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Small Cap Portfolio

Investment Objective

The Emerging Markets Small Cap Portfolio seeks long-term capital appreciation.

The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of small capitalization companies operating in emerging markets. The Adviser’s investment approach combines top-down country allocation based on relative economic, political and social fundamentals and investor sentiment, with bottom-up fundamental analysis seeking to identify issuers with investor friendly management, effective use of free cash flows and strong earnings growth potential.

Process

The Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals and investor sentiment. The Adviser invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser focuses on engaging company management around corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. The investment process excludes holdings in tobacco companies.

Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of small capitalization companies operating in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.

A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $3.5 billion or less.

The Adviser considers a company to be operating in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.

Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. For purposes of the Fund’s 80% policy, emerging market countries will include frontier emerging market countries.

The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may hold or have exposure to equity securities of companies in any industry or sector.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of small capitalization companies operating in emerging market countries, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to small capitalization companies operating in emerging market countries, and derivative instruments as described herein.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Small Cap Portfolio (Con’t)

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, CFDs, structured investments and other related instruments and techniques. The Fund may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of small capitalization companies in emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

In addition, at times, small capitalization equity securities may underperform relative to the overall market. Investments in small capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Emerging Markets Small Cap Portfolio (Con’t)

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Frontier Markets Portfolio

Investment Objective

The Frontier Markets Portfolio seeks long-term capital appreciation.

The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in growth-oriented equity securities in frontier emerging markets. The Adviser’s investment approach combines top-down country allocation based on relative economic, political and social fundamentals, stock valuations and investor sentiment, with bottom-up fundamental analysis seeking to identify issuers with investor friendly management, effective use of free cash flows and strong earnings growth potential.

Process

The Adviser’s global strategists analyze the global economic environment, particularly its impact on frontier emerging markets, and allocate the Fund’s assets among frontier emerging markets based on relative economic, political and social fundamentals, market valuations and investor sentiment. The Adviser invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser focuses on engaging company management around corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. The investment process excludes holdings in tobacco companies.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies operating in frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.

The equity securities in which the Fund may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Fund may also invest in emerging market securities. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the banking industry.

The Adviser considers a company to be located in a frontier emerging market country if (i) the principal trading market for its securities is in a frontier emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in frontier emerging markets countries or has at least 50% of its assets in frontier emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, a frontier emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country. For example, a company that derives 50% or more of its annual revenues or profits from services performed in a frontier emerging market country can be deemed to be operating in that country even though it was organized under the laws of another country and its principal trading market is also a different country. In addition, certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in a frontier emerging market country and, while exposing the Fund’s assets to the economic benefits of investing in a frontier emerging market country, may not do so to the same extent as an issuer with a principal trading market in a frontier emerging market country.

The term “frontier emerging markets” refers to those emerging market countries outside the “mainstream” emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Fund currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of companies operating in frontier emerging market countries, the Fund may also invest in ADRs, GDRs and other types of depositary receipts with respect to companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including ETFs, and derivative instruments as described herein.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Frontier Markets Portfolio (Con’t)

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, CFDs, structured investments and other related instruments and techniques. The Fund may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in frontier emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund’s common shares must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Fund invests a significant percentage of its assets in a single frontier emerging market country, the Fund will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country.

The economies of individual frontier emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many frontier emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in a frontier emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, the inter-relatedness of the economies in frontier emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most markets of frontier emerging market countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

The financial markets of frontier emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Frontier Markets Portfolio (Con’t)

and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Fund.

Investments in securities of issuers operating in frontier emerging market countries may also be exposed to an extra degree of custodial ownership and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself). In some countries, market practice may require that payment shall be made prior to receipt of the security which is being purchased, or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. In addition, there is generally less governmental supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. The Adviser will seek, where possible, to cause the Fund to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Adviser will be successful in eliminating this risk for the Fund, particularly as counterparties operating in frontier emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent or limited or inadequate to meet the Fund’s claims in any of these events.

Investment in equity securities of issuers operating in certain frontier emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier emerging market countries and increase the costs and expenses of the Fund. Certain frontier emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. In addition, frontier emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a frontier emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Investment in frontier emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

A substantial portion of the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Frontier Markets Portfolio (Con’t)

moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. Because the Fund’s investments will be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

Subject to the limitations set forth in the 1940 Act or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the particular Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Global Franchise Portfolio

Investment Objective

The Global Franchise Portfolio seeks long-term capital appreciation.

Approach

The Adviser and Sub-Adviser seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Adviser and/or Sub-Adviser emphasize individual stock selection and seek to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Fund invests in securities of issuers from at least three different countries, which may include the United States.

Process

The Adviser and/or Sub-Adviser seek to invest in companies that they believe have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a bias towards value. The franchise focus of the Fund is based on the Adviser’s and/or Sub-Adviser’s belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Fund’s investment process focuses on the sustainability and direction of a company’s long term returns on capital. Environmental, social and governance (ESG) considerations are a fundamental and integrated part of this process, as the Adviser and/or Sub-Adviser believe material weaknesses in any of the ESG areas can potentially threaten the long-term sustainability of a company’s returns on capital.

The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with strong business franchises meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its total assets in a single issuer. The Fund may also invest in the equity securities of any size company. The Fund’s equity investments may include convertible securities. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determines that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality.

The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Global Franchise Portfolio (Con’t)

Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s and/or Sub-Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect global franchise companies and may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of companies.

The risks of investing in the Fund may be intensified because the Fund is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Fund’s performance more than if the Fund were diversified and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Global Sustain Portfolio

Investment Objective

The Global Sustain Portfolio seeks long-term capital appreciation.

The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Fund’s Adviser and Sub-Adviser seek long-term capital appreciation by investing primarily in equity securities of high-quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high-quality companies, the Adviser and/or Sub-Adviser look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Adviser’s and/or Sub-Adviser’s view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital.

Process

The Adviser and/or Sub-Adviser seek to identify securities of issuers they believe are of high quality and attractively priced. The Adviser and/or Sub-Adviser consider high-quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth.

As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser seek to engage with management teams to assess relevant factors material to long term sustainable returns including environmental, social and governance (ESG) factors.

The Fund will invest in equities throughout the world. However, investments shall not knowingly include any company whose core business activity involves the following:

a) Tobacco;
 b) Alcohol;
 c) Adult Entertainment;
 d) Gambling;
 e) Gas and electric utilities; or
 f) Bulk commodities (including but not limited to fossil fuels such as oil, gas and coal as well as metals and mining).

For the purposes of this investment restriction, a “core business activity” is one that accounts for more than 10% of the relevant company’s revenue.

The Fund will not invest in any company that has been excluded from the MSCI World ex Controversial Weapons Index due to its involvement with controversial weapons, as defined by that index.

The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments may include convertible securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including developed and emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

Global Sustain Portfolio (Con’t)

securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s and/or Sub-Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Fund invests in a convertible security, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The risks of investing in the Fund may be intensified because the Fund is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Fund’s performance more than if the Fund were diversified and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

International Equity Portfolio

Investment Objective

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Approach

The Adviser and Sub-Adviser seek long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection.

Process

Utilizing a bottom-up approach to investing, the Adviser and/or Sub-Adviser look to invest in two types of stocks: attractively priced high quality compounders, companies characterized by their ability to generate sustainably high returns on capital, and value opportunities, which are more cyclical companies with reasonable or improving fundamentals trading at a sufficient discount to intrinsic value.

The Adviser and/or Sub-Adviser conduct in-depth fundamental research on a company by company basis, including close examination of each company’s franchise, management and financial characteristics, and consider value criteria with an emphasis on cash flow-based-metrics rather than accounting numbers to assess intrinsic value. The Adviser and/or Sub-Adviser also seek experienced company management teams that have a history of disciplined capital allocation.

The Adviser and/or Sub-Adviser believe that a portfolio consisting of both types of stocks, with the flexibility to adjust the mix dependent on company valuation and prospects, has the potential to generate attractive long-term returns for investors.

The Fund’s investment process focuses on the sustainability and direction of a company’s long term returns on capital. Environmental, social and governance (ESG) considerations are a fundamental and integrated part of this process, as the Adviser and/or Sub-Adviser believe material weaknesses in any of the ESG areas can potentially threaten the long-term sustainability of a company’s returns on capital.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s equity investments may include convertible securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Fund’s principal investment strategies are subject to the following principal risks:

Investing in the Fund may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Fund’s market sector, equity securities of foreign issuers, may underperform relative to other sectors or the overall market.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser’s and/or Sub-Adviser’s perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may

Morgan Stanley Institutional Fund, Inc. Prospectus | Details of the Funds

International Equity Portfolio (Con’t)

vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information About the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus | Additional Information About the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Fixed Income Securities

Certain Funds may invest in fixed income securities. Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. Certain Funds may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. These Funds may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Price Volatility

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior

Morgan Stanley Institutional Fund, Inc. Prospectus | Additional Information About the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Fund.

Foreign Investing

To the extent that a Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Funds’ securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of a Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for a Fund’s investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.

Certain Funds may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. The ongoing bailout program on behalf of Greece exacerbates these concerns. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Most recently, Argentina defaulted on certain sovereign debt securities, which, among other things, has restricted its ability to issue new debt and increases the risk of additional defaults on other its sovereign debt securities outstanding. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of

Morgan Stanley Institutional Fund, Inc Prospectus | Additional Information About the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with their investments in foreign securities, the Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Funds may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Funds’ investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Funds may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or the Sub-Advisers may use derivatives to reduce this risk. The Adviser and/or the Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

REITs and Foreign Real Estate Companies

Investing in real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Fund invests in REITs and foreign real estate companies.

Asset-Backed Securities

Certain Funds may invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed

Morgan Stanley Institutional Fund, Inc. Prospectus | Additional Information About the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Derivatives

Certain Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Funds may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. The Frontier Markets Portfolio’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is

Morgan Stanley Institutional Fund, Inc Prospectus | Additional Information About the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

CFDs. A CFD is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Structured Investments. Certain Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Exchange-Traded Funds

Certain Funds may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain ETFs in which the Funds may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs.

Initial Public Offerings

Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.

Private Placements and Restricted Securities

Certain Funds’ investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to

Morgan Stanley Institutional Fund, Inc. Prospectus | Additional Information About the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Investment Discretion

In pursuing the Funds’ investment objectives, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Advisers, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Funds’ performance.

Temporary Defensive Investments

When the Adviser or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, each Fund may invest without limit cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. If the Adviser or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Funds may engage in frequent trading of securities to achieve their investment objectives.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Management

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2018, the Adviser, together with its affiliated asset management companies, had approximately $469.1 billion in assets under management or supervision.

A discussion regarding the Board of Directors’ approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2017.

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Global Franchise, Global Sustain and International Equity Portfolios) and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Active International Allocation, Emerging Markets Leaders and Emerging Markets Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Funds.

Advisory Fees

For the fiscal year ended December 31, 2017, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Active International Allocation	0.45%
Emerging Markets Breakout Nations	0.00%
Emerging Markets Leaders	0.57%
Emerging Markets	0.75%
Emerging Markets Small Cap	0.23%
Frontier Markets	1.25%
Global Franchise	0.77%
Global Sustain	0.00%
International Equity	0.79%

The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses Acquired Fund Fees and Expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Active International Allocation	0.90%	1.25%	1.75%	2.00%	N/A
Emerging Market Breakout Nations	1.20%	1.55%	N/A	2.30%	1.10%
Emerging Markets Leaders	1.20%	1.55%	N/A	2.30%	1.10%
Emerging Markets	1.05%	1.40%	1.90%	2.15%	0.95%
Emerging Markets Small Cap	1.65%	2.00%	N/A	2.75%	1.60%
Frontier Markets	1.85%	2.20%	2.70%	2.95%	1.80%
Global Franchise	1.00%	1.35%	1.85%	2.10%	0.95%
Global Sustain	0.90%	1.25%	1.75%	2.00%	0.85%
International Equity	0.95%	1.30%	1.80%	2.05%	0.91%

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Management

Fund Management (Con’t)

Portfolio Management

Active International Allocation Portfolio
 The Fund is managed by members of the Active International Allocation team. The team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management of the Fund are Ben V. Rozin, Munib Madni and Jitania Kandhari.

Mr. Rozin has been associated with the Adviser in an investment management capacity since January 2017. Prior to January 2017, Mr. Rozin was the co-lead portfolio manager at Manning & Napier for the International Series Fund from June 2009 to December 2016 and the Emerging Markets Fund from March 2015 to December 2016 as well as a senior investment strategist and international economist from March 2005 to December 2016. Mr. Madni has been associated with MSIM Company in an investment management capacity since 2005. Ms. Kandhari has been associated with the Adviser in an investment management capacity since 2006.

Emerging Markets Breakout Nations Portfolio
 The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Ruchir Sharma, Tim Drinkall and Jitania Kandhari.

Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Mr. Drinkall has been associated with the Adviser in an investment management capacity since 2007. Ms. Kandhari has been associated with the Adviser in an investment management capacity since 2006.

Emerging Markets Leaders Portfolio
 The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team primarily responsible for the day-to day management of the Fund are Ashutosh Sinha and Vishal Gupta.

Mr. Sinha has been associated with MSIM Company since 2011 and has over 20 years of investment experience. Prior to re-joining MSIM Company in 2011, Mr. Sinha most recently founded and served as the managing partner of Amoeba Capital Partners, Pte, a money management firm focused on Asia long-short equity investing from 2006 to 2011. Previously, he was the lead portfolio manager for Asia ex-Japan Equities, as part of the Adviser’s Global Emerging Markets Equity team, from 1998 to 2006. Mr. Gupta has been associated with MSIM Company since 2014 and has 11 years of investment experience. Prior to joining MSIM Company in 2014, Mr. Gupta worked at Sansar Capital from 2007 to 2013 as a research analyst covering Asian equities.

Emerging Markets Portfolio
 The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric Carlson, Paul Psaila, Ruchir Sharma, May Yu and Munib Madni.

Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013. From August  2012 to June  2013, she was associated with MSIM Company in an investment management capacity. Mr.  Madni has been associated with MSIM Company in an investment management capacity since 2005.

The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for the overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

Emerging Markets Small Cap Portfolio
 The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of the Fund is Tim Drinkall.

Mr. Drinkall has been associated with the Adviser in an investment management capacity since 2007.

Morgan Stanley Institutional Fund, Inc. Prospectus | Fund Management

Fund Management (Con’t)

Frontier Markets Portfolio
 The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team primarily responsible for the day-to-day management of the Fund are Tim Drinkall and Pierre Horvilleur.

Mr. Drinkall has been associated with the Adviser in an investment management capacity since 2007. Mr. Horvilleur has been associated with the Adviser in an investment management capacity since 2013. Prior to re-joining Morgan Stanley in 2013, Mr. Horvilleur was a fundamental research analyst in emerging and international equity markets, focusing on industrials, at William Blair Investment Management from 2011 to 2013.

Global Franchise Portfolio, Global Sustain Portfolio and International Equity Portfolio
 Each Fund is managed by members of the International Equity team. The team consists of portfolio managers. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund are Messrs. Lock, Paulson, Demine, Hoffmann-Becking, Watson, Sochovsky, Gabriele and Perrott.

Mr. Lock has been associated with MSIM Limited in an investment management capacity since 1994. Mr. Paulson has been associated with MSIM Limited in an investment management capacity since 2009. Mr. Demine has been associated with MSIM Limited in an investment management capacity since 2009. Mr. Hoffmann-Becking has been associated with MSIM Limited in an investment management capacity since 2013. Mr. Watson has been associated with MSIM Limited in an investment management capacity since 2008. Mr. Sochovsky has been associated with MSIM Limited in an investment management capacity since 2015. Prior to joining MSIM Limited, Mr. Sochovsky was a senior member at Credit Suisse from 2012 to 2015. Mr. Gabriele has been associated with MSIM Limited in an investment management capacity since 2012. Mr. Perrott has been associated with MSIM Limited in an investment management capacity since 2015. Prior to joining MSIM Limited, Mr. Perrott was an equity research analyst at Autonomous Research covering specialty financials from 2013 to 2015.

Each member of the team has both global sector research responsibilities and makes investment management decisions for each Fund.

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The composition of each team may change from time to time.

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information

Share Class Arrangements

The Company has suspended offering Class L shares of the Funds for sale to all investors. Class L shares of the Emerging Market Breakout Nations, Emerging Markets Leaders and Emerging Markets Small Cap Portfolios are not being offered for sale at this time. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The Company currently offers investors Class I, Class A and Class C shares of each Fund, and Class IS shares of the Emerging Markets Breakout Nations, Emerging Markets Leaders, Emerging Markets, Emerging Markets Small Cap, Frontier Markets, Global Franchise, Global Sustain and International Equity Portfolios. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class A and Class C shares of the Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the applicable minimum initial investment amount for a Class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

Distribution of Fund Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of the shares of each Fund. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Funds. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV of a Fund. For more information, please see the Funds’ SAI.

About Net Asset Value

The NAV of a Class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Fund. In making this calculation, each Fund generally values securities at market price. If market prices are unavailable or may be unreliable, including circumstances under which the Adviser or Sub-Adviser determines that a security’s market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Pricing of Fund Shares

You may buy or sell (redeem) shares of the Funds at the NAV next determined for the Class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Company reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Funds may elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

How to Purchase Fund Shares

You may purchase shares of a Fund on each day that the Funds are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary
 You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from a Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Funds’ sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from a Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Intermediary’s related policies and procedures.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase shares of a Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Company’s transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.

Initial Purchase by Wire

You may purchase shares of each Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
 One Lincoln Street
 Boston, MA 02111-2101
 ABA #011000028
 DDA #00575373
 Attn: Morgan Stanley Institutional Fund, Inc.
 Subscription Account
 Ref: (Fund Name, Account Number, Account Name)

Additional Investments
 You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

Sales Charges Applicable to Purchases of Class A Shares

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over[1]	0.00%	0.00%	0.00%
1	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

•	The reinvestment of dividends from Class A shares of a Fund in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.

Combined Purchase Privilege
 You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios.

Right of Accumulation
 Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund, excluding the Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, held in Related Accounts as of the transaction date.

Notification
 You must notify your Financial Intermediary (or the Transfer Agent, if you purchase shares of a Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Transfer Agent, if you purchase shares of a Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent
 The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund which you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Conversion Features

A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

through a brokerage account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month or 12-month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period.

Furthermore, the Adviser may in its sole discretion permit a conversion of one share Class to another share Class of the same Fund in certain other circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.

A conversion of shares of one Class directly for shares of another Class of the same Fund normally should not be taxable for federal income tax purposes.

Please ask your financial advisor if you are eligible for converting a Class of shares pursuant to these conversion features. You should talk to your tax advisor before making a conversion.

General

Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Company may suspend the offering of shares, or any Class of shares, of the Funds or reject any purchase orders when we think it is in the best interest of the Funds.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”

How To Redeem Fund Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

Redemptions by Letter
 Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone
 You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.

Systematic Withdrawal Plan
 If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
 The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

“distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver. The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

Redemption Proceeds
 Each Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

If we determine that it is in the best interest of the Company or Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees
 Shares of a Fund (except Global Franchise and Global Sustain Portfolios) redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect a Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/ exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order.

The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of a Fund, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Fund’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Fund through a Financial Intermediary, please read that Financial Intermediary’s materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any Class of a Fund for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any Class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

Stanley New York Municipal Money Market Trust, Morgan Stanley Tax- Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios are not subject to a sales charge, you will be subject to the payment of a sales charge, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, DST, by mail to Morgan Stanley Institutional Fund, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. An exchange of shares of a Fund (except Global Franchise and Global Sustain Portfolios) held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of a Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers and to collect the Fund’s redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Company currently consists of the following Funds:

Morgan Stanley Institutional Fund, Inc. Prospectus | Shareholder Information

Shareholder Information (Con’t)

U.S. Equity
 Advantage Portfolio
 Fundamental Multi-Cap Core Portfolio*
 Growth Portfolio
 Insight Portfolio
 Small Company Growth Portfolio
 US Core Portfolio*

Global and International Equity
 Active International Allocation Portfolio
 Asia Opportunity Portfolio*
 Emerging Markets Breakout Nations Portfolio*
 Emerging Markets Leaders Portfolio*
 Emerging Markets Portfolio
 Emerging Markets Small Cap Portfolio*
 Frontier Markets Portfolio
 Global Advantage Portfolio
 Global Concentrated Portfolio*
 Global Core Portfolio*
 Global Counterpoint Portfolio*
 Global Discovery Portfolio
 Global Franchise Portfolio
 Global Insight Portfolio
 Global Opportunity Portfolio
 Global Sustain Portfolio
 International Advantage Portfolio
 International Equity Portfolio
 International Opportunity Portfolio

Fixed Income
 Emerging Markets Fixed Income Opportunities Portfolio

Asset Allocation
 Multi-Asset Portfolio

Listed Real Asset
 Global Infrastructure Portfolio
 Global Real Estate Portfolio
 International Real Estate Portfolio
 U.S. Real Estate Portfolio

The Company has suspended offering Class L shares of each Fund to all investors.

* The Asia Opportunity, Emerging Markets Breakout Nations, Emerging Markets Leaders, Emerging Markets Small Cap, Fundamental Multi-Cap Core, Global Concentrated, Global Core, Global Counterpoint and US Core Portfolios do not offer Class L shares. The Fundamental Multi-Cap Core Portfolio is not yet in operation; accordingly, it is not currently offered to investors.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of each Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each Class of shares of the Funds are based on the average net assets of such Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference in the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$11.83	$12.20	$12.52	$13.75	$11.65
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19	0.26	0.22	0.34	0.22
Net Realized and Unrealized Gain (Loss)	2.74	(0.34)	(0.42)	(1.22)	2.25
Total from Investment Operations	2.93	(0.08)	(0.20)	(0.88)	2.47
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.29)	(0.12)	(0.35)	(0.37)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$14.46	$11.83	$12.20	$12.52	$13.75
Total Return(4)	24.76%	(0.67)%	(1.63)%	(6.37)%	21.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$155,550	$169,589	$197,733	$219,467	$260,614
Ratio of Expenses to Average Net Assets(6)	0.88%(5)	0.76%(5)	0.89%(5)	0.88%(5)	0.83%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	0.88%(5)
Ratio of Net Investment Income to Average Net Assets(6)	1.44%(5)	2.18%(5)	1.66%(5)	2.53%(5)	1.71%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.02%	0.02%
Portfolio Turnover Rate	22%	40%	30%	32%	36%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.14%	0.94%	0.92%	0.99%	0.99%
Net Investment Income to Average Net Assets	1.18%	2.00%	1.63%	2.42%	1.55%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.13% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.13% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$12.10	$12.47	$12.79	$14.03	$11.89
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14	0.21	0.17	0.30	0.11
Net Realized and Unrealized Gain (Loss)	2.80	(0.34)	(0.42)	(1.24)	2.36
Total from Investment Operations	2.94	(0.13)	(0.25)	(0.94)	2.47
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.24)	(0.07)	(0.30)	(0.33)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$14.79	$12.10	$12.47	$12.79	$14.03
Total Return(4)	24.29%	(1.05)%	(1.95)%	(6.70)%	20.94%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$65,710	$56,934	$64,482	$71,938	$90,599
Ratio of Expenses to Average Net Assets(7)	1.23%(5)	1.14%(5)	1.24%(5)	1.23%(5)	1.09%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.21%(5)(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.02%(5)	1.79%(5)	1.31%(5)	2.18%(5)	0.84%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.02%	0.02%
Portfolio Turnover Rate	22%	40%	30%	32%	36%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.48%	1.32%	1.28%	1.31%(5)	1.25%(5)
Net Investment Income to Average Net Assets	0.77%	1.61%	1.27%	2.10%(5)	0.68%(5)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.10% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.10% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$12.04	$12.41	$12.74	$13.97	$11.84
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07	0.14	0.11	0.23	0.12
Net Realized and Unrealized Gain (Loss)	2.79	(0.35)	(0.42)	(1.23)	2.27
Total from Investment Operations	2.86	(0.21)	(0.31)	(1.00)	2.39
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.16)	(0.02)	(0.23)	(0.26)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$14.73	$12.04	$12.41	$12.74	$13.97
Total Return(4)	23.80%	(1.68)%	(2.44)%	(7.17)%	20.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,463	$6,053	$7,495	$8,606	$10,345
Ratio of Expenses to Average Net Assets(7)	1.73%(5)	1.74%(5)	1.74%(5)	1.73%(5)	1.61%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.66%(5)(6)
Ratio of Net Investment Income to Average Net Assets(7)	0.54%(5)	1.20%(5)	0.82%(5)	1.68%(5)	0.94%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.02%	0.02%
Portfolio Turnover Rate	22%	40%	30%	32%	36%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.07%	1.93%	1.87%	1.87%	1.76%
Net Investment Income to Average Net Assets	0.20%	1.01%	0.69%	1.54%	0.79%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Active International Allocation Portfolio

	Class C
	Year Ended December 31,		Period from April 30, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$12.15	$12.38	$13.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.00)(4)	0.14	(0.00)(4)
Net Realized and Unrealized Gain (Loss)	2.83	(0.37)	(1.53)
Total from Investment Operations	2.83	(0.23)	(1.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	—	(0.03)
Redemption Fees	0.00(4)	0.00(4)	0.00(4)
Net Asset Value, End of Period	$14.77	$12.15	$12.38
Total Return(5)	23.42%	(1.94)%	(10.96)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23	$9	$32
Ratio of Expenses to Average Net Assets(9)	1.97%(6)	1.99%(6)	1.99%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.03)%(6)	1.19%(6)	(0.04)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%	0.01%	0.01%(8)
Portfolio Turnover Rate	22%	40%	30%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	20.06%	8.58%	4.26%(8)
Net Investment Loss to Average Net Assets	(18.12)%	(5.40)%	(2.31)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.

(7)	Not annualized.
(8)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2017	Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.08	0.00(3)
Net Realized and Unrealized Gain	2.19	0.15
Total from Investment Operations	2.27	0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.46)	—
Total Distributions	(0.51)	—
Net Asset Value, End of Period	$11.91	$10.15
Total Return(4)	22.44%	1.50%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,917	$5,043
Ratio of Expenses to Average Net Assets(8)	1.11%(5)	1.09%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.66%(5)	0.67%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.04%(7)
Portfolio Turnover Rate	79%	16%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.42%	22.93%(7)
Net Investment Loss to Average Net Assets	(7.65)%	(21.17)%(7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2017	Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.14	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.03	0.00 (3)
Net Realized and Unrealized Gain	2.20	0.14
Total from Investment Operations	2.23	0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—
Net Realized Gain	(0.46)	—
Total Distributions	(0.47)	—
Net Asset Value, End of Period	$11.90	$10.14
Total Return(4)	22.01%	1.40%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12	$10
Ratio of Expenses to Average Net Assets(8)	1.53%(5)	1.51%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.25%(5)	0.24%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.04%(7)
Portfolio Turnover Rate	79%	16%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	27.13%	37.02%(7)
Net Investment Loss to Average Net Assets	(25.35)%	(35.27)%(7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Breakout Nations Portfolio

Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2017	Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.14	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)	(0.00)(3)
Net Realized and Unrealized Gain	2.18	0.14
Total from Investment Operations	2.12	0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.00)(3)	—
Net Realized Gain	(0.46)	—
Total Distributions	(0.46)	—
Net Asset Value, End of Period	$11.80	$10.14
Total Return(4)	21.09%	1.40%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12	$10
Ratio of Expenses to Average Net Assets(8)	2.28%(5)	2.26%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.50)%(5)	(0.50)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.04%
Portfolio Turnover Rate	79%	16%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.78%	37.76%(7)
Net Investment Loss to Average Net Assets	(25.00)%	(36.00)%(7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2017	Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.08	0.00 (3)
Net Realized and Unrealized Gain	2.19	0.15
Total from Investment Operations	2.27	0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.46)	—
Total Distributions	(0.51)	—
Net Asset Value, End of Period	$11.91	$10.15
Total Return(4)	22.47%	1.50%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12	$10
Ratio of Expenses to Average Net Assets(8)	1.08%(5)	1.06%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.69%(5)	0.70%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.04%(7)
Portfolio Turnover Rate	79%	16%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	25.68%	36.76%(7)
Net Investment Loss to Average Net Assets	(23.91)%	(35.00)%(7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
	Year Ended December 31,		Period from January 5, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.73	$9.45	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.08	0.04	0.06
Net Realized and Unrealized Gain (Loss)	2.45	0.25	(0.49)
Total from Investment Operations	2.53	0.29	(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.01)	(0.12)
Net Realized Gain	(0.04)	—	—
Paid-in-Capital	—	(0.00)(4)	—
Total Distributions	(0.12)	(0.01)	(0.12)
Redemption Fees	0.00(4)	0.00(4)	—
Net Asset Value, End of Period	$12.14	$9.73	$9.45
Total Return(5)	26.01%	3.08%	(4.26)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$73,273	$25,374	$13,379
Ratio of Expenses to Average Net Assets(9)	1.11%(6)	1.10%(6)	1.14%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.67%(6)	0.37%(6)	0.65%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%(8)
Portfolio Turnover Rate	79%	45%	36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43%	1.32%	2.80%(8)
Net Investment Income (Loss) to Average Net Assets	0.35%	0.15%	(1.01)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Date of Reorganization (close of business).
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Not annualized.
(8)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
	Year Ended December 31,		Period from January 5, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.67	$9.43	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.02	(0.03)	0.02
Net Realized and Unrealized Gain (Loss)	2.44	0.28	(0.48)
Total from Investment Operations	2.46	0.25	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.01)	(0.11)
Net Realized Gain	(0.04)	—	—
Paid-in-Capital	—	(0.00)(4)	—
Total Distributions	(0.07)	(0.01)	(0.11)
Redemption Fees	0.00(4)	0.00(4)	—
Net Asset Value, End of Period	$12.06	$9.67	$9.43
Total Return(5)	25.46%	2.63%	(4.61)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,102	$821	$182
Ratio of Expenses to Average Net Assets(9)	1.54%(6)	1.53%(6)	1.54%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	0.18%(6)	(0.33)%(6)	0.21%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%(8)
Portfolio Turnover Rate	79%	45%	36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.01%	1.96%	5.89%(8)
Net Investment Loss to Average Net Assets	(0.29)%	(0.76)%	(4.14)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Date of Reorganization (close of business).
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Not annualized.
(8)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
	Year Ended December 31,		Period from April 30, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.59	$9.42	$10.61
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.06)	(0.10)	(0.06)
Net Realized and Unrealized Gain (Loss)	2.41	0.28	(1.07)
Total from Investment Operations	2.35	0.18	(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.01)	(0.06)
Net Realized Gain	(0.04)	—	—
Paid-in-Capital	—	(0.00)(4)	—
Total Distributions	(0.04)	(0.01)	(0.06)
Redemption Fees	0.00(4)	0.00(4)	—
Net Asset Value, End of Period	$11.90	$9.59	$9.42
Total Return(5)	24.53%	1.89%	(10.61)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$926	$587	$100
Ratio of Expenses to Average Net Assets(10)	2.29%(6)	2.28%(6)	2.30%(6)(9)
Ratio of Net Investment Loss to Average Net Assets(10)	(0.49)%(6)	(0.99)%(6)	(0.85)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.00%(7)(9)
Portfolio Turnover Rate	79%	45%	36%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.80%	3.08%	5.73%(9)
Net Investment Loss to Average Net Assets	(1.00)%	(1.79)%	(4.28)%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
	Year Ended December 31,		Period from January 5, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.73	$9.45	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.08	(0.00)(4)	0.07
Net Realized and Unrealized Gain (Loss)	2.45	0.29	(0.50)
Total from Investment Operations	2.53	0.29	(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.01)	(0.12)
Net Realized Gain	(0.04)	—	—
Paid-in-Capital	—	(0.00)(4)	—
Total Distributions	(0.12)	(0.01)	(0.12)
Redemption Fees	0.00(4)	0.00(4)	—
Net Asset Value, End of Period	$12.14	$9.73	$9.45
Total Return(5)	26.02%	3.09%	(4.25)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,868	$88,880	$15,925
Ratio of Expenses to Average Net Assets(11)	1.09%(6)	1.08%(6)	1.12%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	0.72%(6)	(0.00)%(6)(8)	0.75%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%(10)	0.02%	0.01%(10)
Portfolio Turnover Rate	79%	45%	36%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.42%	1.31%	2.65%(10)
Net Investment Income (Loss) to Average Net Assets	0.39%	(0.23)%	(0.78)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Date of Reorganization (close of business).
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.15% for Class IS shares.

(8)	Amount is less than 0.005%.
(9)	Not annualized.
(10)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$20.83	$19.68	$22.13	$24.64	$25.94
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19	0.17	0.15	0.17	0.20
Net Realized and Unrealized Gain (Loss)	7.10	1.15	(2.43)	(1.30)	(0.44)
Total from Investment Operations	7.29	1.32	(2.28)	(1.13)	(0.24)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.17)	(0.17)	(0.20)	(0.20)
Net Realized Gain	—	—	—	(1.18)	(0.86)
Total Distributions	(0.17)	(0.17)	(0.17)	(1.38)	(1.06)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$27.95	$20.83	$19.68	$22.13	$24.64
Total Return(4)	34.97%	6.73%	(10.33)%	(4.47)%	(0.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$342,400	$282,674	$531,194	$644,537	$1,128,618
Ratio of Expenses to Average Net Assets(9)	1.04%(5)	1.11%(5)(7)	1.24%(5)(6)	1.25%(5)	1.24%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.24%(5)
Ratio of Net Investment Income to Average Net Assets(9)	0.75%(5)	0.83%(5)	0.68%(5)	0.68%(5)	0.79%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)	0.01%
Portfolio Turnover Rate	35%	33%	40%	43%	49%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%	1.16%	1.45%	1.52%	1.51%
Net Investment Income to Average Net Assets	0.72%	0.78%	0.47%	0.41%	0.52%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

(7)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(8)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$20.31	$19.19	$21.57	$24.02	$25.31
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10	0.11	0.07	0.11	0.12
Net Realized and Unrealized Gain (Loss)	6.92	1.11	(2.36)	(1.28)	(0.42)
Total from Investment Operations	7.02	1.22	(2.29)	(1.17)	(0.30)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.10)	(0.09)	(0.10)	(0.13)
Net Realized Gain	—	—	—	(1.18)	(0.86)
Total Distributions	(0.09)	(0.10)	(0.09)	(1.28)	(0.99)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$27.24	$20.31	$19.19	$21.57	$24.02
Total Return(4)	34.54%	6.37%	(10.63)%	(4.77)%	(1.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,952	$18,824	$19,065	$26,701	$35,863
Ratio of Expenses to Average Net Assets(10)	1.36%(5)	1.45%(5)(8)	1.56%(5)(7)	1.57%(5)	1.52%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.52%(5)(6)
Ratio of Net Investment Income to Average Net Assets(10)	0.42%(5)	0.55%(5)	0.34%(5)	0.45%(5)	0.49%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)	0.01%
Portfolio Turnover Rate	35%	33%	40%	43%	49%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.40%	1.48%	1.76%	1.82%	1.78%
Net Investment Income to Average Net Assets	0.38%	0.52%	0.14%	0.20%	0.23%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(7)

Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

(8)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(9)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$20.08	$18.98	$21.39	$23.91	$25.27
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)	0.00(3)	(0.04)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss)	6.80	1.10	(2.33)	(1.23)	(0.37)
Total from Investment Operations	6.79	1.10	(2.37)	(1.28)	(0.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	—	(0.04)	(0.06)	(0.08)
Net Realized Gain	—	—	—	(1.18)	(0.86)
Total Distributions	(0.02)	—	(0.04)	(1.24)	(0.94)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$26.85	$20.08	$18.98	$21.39	$23.91
Total Return(4)	33.80%	5.80%	(11.11)%	(5.26)%	(1.56)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$253	$239	$226	$210	$203
Ratio of Expenses to Average Net Assets(10)	1.90%(5)	2.01%(5)(8)	2.09%(5)(7)	2.10%(5)	2.03%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	2.03%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	(0.03)%(5)	0.00%(5)(9)	(0.19)%(5)	(0.21)%(5)	(0.18)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)	0.01%
Portfolio Turnover Rate	35%	33%	40%	43%	49%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.54%	2.69%	2.78%	2.97%	2.54%
Net Investment Loss to Average Net Assets	(0.67)%	(0.68)%	(0.88)%	(1.08)%	(0.69)%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(7)

Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

(8)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(9)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Portfolio

	Class C
	Year Ended December 31,		Period from April 30, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$19.99	$18.95	$23.16
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.09)	(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss)	6.78	1.09	(4.14)
Total from Investment Operations	6.69	1.05	(4.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.01)	(0.04)
Redemption Fees	0.00(4)	0.00(4)	0.00(4)
Net Asset Value, End of Period	$26.66	$19.99	$18.95
Total Return(5)	33.45%	5.56%	(18.03)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$817	$608	$10
Ratio of Expenses to Average Net Assets(12)	2.15%(6)	2.24%(6)(8)	2.33%(6)(7)(11)
Ratio of Net Investment Loss to Average Net Assets(12)	(0.36)%(6)	(0.19)%(6)	(0.23)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)(11)
Portfolio Turnover Rate	35%	33%	40%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.30%	2.58%	22.89%(11)
Net Investment Loss to Average Net Assets	(0.51)%	(0.53)%	(20.79)%(11)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

(8)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(9)	Amount is less than 0.005%.
(10)	Not annualized.
(11)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,				Period from September 13, 2013(2) to December 31, 2013
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014
Net Asset Value, Beginning of Period	$20.83	$19.68	$22.14	$24.64	$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.21	0.21	0.17	0.22	(0.01)
Net Realized and Unrealized Gain (Loss)	7.11	1.12	(2.44)	(1.32)	0.46
Total from Investment Operations	7.32	1.33	(2.27)	(1.10)	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.18)	(0.19)	(0.22)	(0.14)
Net Realized Gain	—	—	—	(1.18)	(0.59)
Total Distributions	(0.19)	(0.18)	(0.19)	(1.40)	(0.73)
Redemption Fees	0.00(4)	0.00(4)	0.00(4)	0.00(4)	0.00(4)
Net Asset Value, End of Period	$27.96	$20.83	$19.68	$22.14	$24.64
Total Return(5)	35.09%	6.79%	(10.29)%	(4.36)%	1.85%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,034,348	$657,106	$297,469	$325,029	$10
Ratio of Expenses to Average Net Assets(13)	0.95%(6)	1.04%(6)(9)	1.16%(6)(8)	1.18%(6)	1.17%(6)(7)(12)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.17%(6)(7)(12)
Ratio of Net Investment Income (Loss) to Average Net Assets(13)	0.82%(6)	0.99%(6)	0.75%(6)	0.89%(6)	(0.21)%(6)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(10)	0.00%(10)	0.00%(10)	0.00%(10)	0.01%(12)
Portfolio Turnover Rate	35%	33%	40%	43%	49%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%	1.07%	1.35%	1.42%	6.65%(12)
Net Investment Income (Loss) to Average Net Assets	0.79%	0.96%	0.56%	0.65%	(5.69)%(12)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.
(8)

Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

(9)

Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(10)	Amount is less than 0.005%.
(11)	Not annualized.
(12)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
	Year Ended December 31,		Period from December 15, 2015(1) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016
Net Asset Value, Beginning of Period	$9.85	$10.28	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)	0.02	0.01
Net Realized and Unrealized Gain (Loss)	3.38	(0.35)	0.27
Total from Investment Operations	3.37	(0.33)	0.28
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)	—
Net Realized Gain	(0.45)	—	—
Total Distributions	(0.45)	(0.10)	—
Net Asset Value, End of Period	$12.77	$9.85	$10.28
Total Return(3)	34.29%	(3.19)%	2.80%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,762	$19,673	$20,536
Ratio of Expenses to Average Net Assets(8)	1.57%(4)	1.61%(4)	1.58%(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.09)%(4)	0.16%(4)	1.01%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.00%(5)	0.03%(7)
Portfolio Turnover Rate	71%	69%	5%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.58%	2.63%	7.62%(7)
Net Investment Loss to Average Net Assets	(1.10)%	(0.86)%	(5.03)%(7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
	Year Ended December 31,		Period from December 15, 2015(1) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016
Net Asset Value, Beginning of Period	$9.85	$10.28	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)	(0.02)	0.00(3)
Net Realized and Unrealized Gain (Loss)	3.38	(0.35)	0.28
Total from Investment Operations	3.32	(0.37)	0.28
Distributions from and/or in Excess of:
Net Investment Income	—	(0.06)	—
Net Realized Gain	(0.45)	—	—
Total Distributions	(0.45)	(0.06)	—
Net Asset Value, End of Period	$12.72	$9.85	$10.28
Total Return(4)	33.79%	(3.58)%	2.80%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$188	$10	$10
Ratio of Expenses to Average Net Assets(9)	1.96%(5)	2.00%(5)	1.97%(5)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.50)%(5)	(0.22)%(5)	0.62%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.00%(6)	0.03%(8)
Portfolio Turnover Rate	71%	69%	5%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.38%	22.65%	21.45%(8)
Net Investment Loss to Average Net Assets	(10.92)%	(20.87)%	(18.86)%(8)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
	Year Ended December 31,		Period from December 15, 2015(1) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016
Net Asset Value, Beginning of Period	$9.84	$10.28	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)	(0.10)	(0.00)(3)
Net Realized and Unrealized Gain(Loss)	3.36	(0.34)	0.28
Total from Investment Operations	3.21	(0.44)	0.28
Distributions from and/or in Excess of:
Net Realized Gain	(0.45)	—	—
Net Asset Value, End of Period	$12.60	$9.84	$10.28
Total Return(4)	32.70%	(4.28)%	2.80%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24	$10	$10
Ratio of Expenses to Average Net Assets(9)	2.71%(5)	2.75%(5)	2.73%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(1.27)%(5)	(0.99)%(5)	(0.14)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.00%(6)	0.02%(8)
Portfolio Turnover Rate	71%	69%	5%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.48%	23.48%	22.20%(8)
Net Investment Loss to Average Net Assets	(19.04)%	(21.72)%	(19.61)%(8)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
	Year Ended December 31,		Period from December 15, 2015(1) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016
Net Asset Value, Beginning of Period	$9.85	$10.28	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)	0.02	0.01
Net Realized and Unrealized Gain (Loss)	3.38	(0.35)	0.27
Total from Investment Operations	3.37	(0.33)	0.28
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)	—
Net Realized Gain	(0.45)	—	—
Total Distributions	(0.45)	(0.10)	—
Net Asset Value, End of Period	$12.77	$9.85	$10.28
Total Return(3)	34.29%	(3.18)%	2.80%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13	$10	$10
Ratio of Expenses to Average Net Assets(8)	1.55%(4)	1.60%(4)	1.58%(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.08)%(4)	0.16%(4)	1.01%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.05%	0.00%(5)	0.02%(7)
Portfolio Turnover Rate	71%	69%	5%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.47%	21.37%	21.20%(7)
Net Investment Loss to Average Net Assets	(18.00)%	(19.61)%	(18.61)%(7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Frontier Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$17.39	$16.98	$19.15	$18.86	$14.24
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16	0.31	0.19	0.25	0.09
Net Realized and Unrealized Gain (Loss)	3.47	0.33	(2.21)	0.23	4.60
Total from Investment Operations	3.63	0.64	(2.02)	0.48	4.69
Distributions from and/or in Excess of:
Net Investment Income	—	(0.23)	(0.14)	(0.18)	(0.07)
Paid-in-Capital	—	(0.00)(3)	(0.01)	(0.01)	—
Total Distributions	—	(0.23)	(0.15)	(0.19)	(0.07)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$21.02	$17.39	$16.98	$19.15	$18.86
Total Return(4)	20.82%	3.83%	(10.58)%	2.66%	32.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$632,435	$525,664	$531,927	$547,535	$239,378
Ratio of Expenses to Average Net Assets(7)	1.73%(5)	1.67%(5)	1.72%(5)	1.69%(5)	1.77%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.73%(5)	N/A	N/A	1.71%(5)	N/A
Ratio of Net Investment Income to Average Net Assets(7)	0.82%(5)	1.82%(5)	1.02%(5)	1.23%(5)	0.54%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(6)	0.00%(6)	0.00%(6)	0.01%	0.01%
Portfolio Turnover Rate	52%	30%	37%	52%	34%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.69%	N/A	1.72%	1.89%
Net Investment Income to Average Net Assets	N/A	1.80%	N/A	1.20%	0.42%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Frontier Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$17.31	$16.90	$19.06	$18.78	$14.20
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.11	0.24	0.11	0.18	(0.15)
Net Realized and Unrealized Gain (Loss)	3.44	0.35	(2.18)	0.24	4.79
Total from Investment Operations	3.55	0.59	(2.07)	0.42	4.64
Distributions from and/or in Excess of:
Net Investment Income	—	(0.18)	(0.08)	(0.13)	(0.06)
Paid-in-Capital	—	(0.00)(3)	(0.01)	(0.01)	—
Total Distributions	—	(0.18)	(0.09)	(0.14)	(0.06)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$20.86	$17.31	$16.90	$19.06	$18.78
Total Return(4)	20.39%	3.49%	(10.90)%	2.39%	32.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$86,324	$90,817	$82,480	$76,839	$23,762
Ratio of Expenses to Average Net Assets(8)	2.05%(5)	2.01%(5)	2.07%(5)	2.02%(5)	1.95%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.05%(5)	N/A	N/A	2.04%(5)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	0.59%(5)	1.40%(5)	0.60%(5)	0.90%(5)	(0.81)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.01%	0.01%
Portfolio Turnover Rate	52%	30%	37%	52%	34%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	2.03%	N/A	2.05%	N/A
Net Investment Income to Average Net Assets	N/A	1.38%	N/A	0.87%	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Frontier Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$17.25	$16.79	$18.96	$18.71	$14.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)	0.15	0.05	0.06	(0.16)
Net Realized and Unrealized Gain (Loss)	3.42	0.32	(2.22)	0.25	4.69
Total from Investment Operations	3.40	0.47	(2.17)	0.31	4.53
Distributions from and/or in Excess of:
Net Investment Income	—	(0.01)	—	(0.05)	(0.01)
Paid-in-Capital	—	(0.00)(3)	—	(0.01)	—
Total Distributions	—	(0.01)	—	(0.06)	(0.01)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$20.65	$17.25	$16.79	$18.96	$18.71
Total Return(4)	19.59%	2.77%	(11.49)%	1.77%	31.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,570	$2,630	$4,490	$8,003	$3,212
Ratio of Expenses to Average Net Assets(8)	2.70%(5)	2.70%(5)	2.70%(5)	2.65%(5)	2.53%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.70%(5)	N/A	N/A	2.67%(5)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.13)%(5)	0.88%(5)	0.26%(5)	0.27%(5)	(0.92)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.01%	0.00%(7)
Portfolio Turnover Rate	52%	30%	37%	52%	34%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.76%	2.80%	2.73%	2.68%	N/A
Net Investment Income (Loss) to Average Net Assets	(0.19)%	0.78%	0.23%	0.24%	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Frontier Markets Portfolio

	Class C
	Year Ended December 31,		Period from April 30, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$17.07	$16.69	$19.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.05)	0.10	(0.16)
Net Realized and Unrealized Gain(Loss)	3.39	0.34	(2.60)
Total from Investment Operations	3.34	0.44	(2.76)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.06)	(0.07)
Paid-in-Capital	—	(0.00)(4)	(0.01)
Total Distributions	—	(0.06)	(0.08)
Redemption Fees	0.00(4)	0.00(4)	0.00(4)
Net Asset Value, End of Period	$20.41	$17.07	$16.69
Total Return(5)	19.51%	2.63%	(14.10)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,857	$1,925	$1,400
Ratio of Expenses to Average Net Assets(10)	2.81%(6)	2.88%(6)	2.95%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.81%(6)	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	(0.26)%(6)	0.57%(6)	(1.38)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)(9)
Portfolio Turnover Rate	52%	30%	37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	2.89%	3.17%(9)
Net Investment Income (Loss) to Average Net Assets	N/A	0.56%	(1.60)%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Frontier Markets Portfolio

	Class IS
	Year Ended December 31,		Period from February 27, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$17.39	$16.97	$19.28
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.13	0.30	0.26
Net Realized and Unrealized Gain (Loss)	3.50	0.36	(2.41)
Total from Investment Operations	3.63	0.66	(2.15)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.24)	(0.15)
Paid-in-Capital	—	(0.00)(4)	(0.01)
Total Distributions	—	(0.24)	(0.16)
Redemption Fees	0.00(4)	0.00(4)	0.00(4)
Net Asset Value, End of Period	$21.02	$17.39	$16.97
Total Return(5)	20.83%	3.88%	(11.14)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,344	$12,055	$7,732
Ratio of Expenses to Average Net Assets(10)	1.69%(6)	1.62%(6)	1.68%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.69%(6)	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(10)	0.65%(6)	1.75%(6)	1.67%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)(9)
Portfolio Turnover Rate	52%	30%	37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.64%	1.68%(9)
Net Investment Income to Average Net Assets	N/A	1.73%	1.67%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$20.56	$20.33	$20.27	$20.77	$18.13
Income from Investment Operations:
Net Investment Income(2)	0.27	0.30	0.31	0.41	0.36
Net Realized and Unrealized Gain	5.05	0.84	1.02	0.57	3.17
Total from Investment Operations	5.32	1.14	1.33	0.98	3.53
Distributions from and/or in Excess of:
Net Investment Income	(0.24)	(0.28)	(0.35)	(0.37)	(0.35)
Net Realized Gain	(0.92)	(0.63)	(0.92)	(1.11)	(0.54)
Total Distributions	(1.16)	(0.91)	(1.27)	(1.48)	(0.89)
Net Asset Value, End of Period	$24.72	$20.56	$20.33	$20.27	$20.77
Total Return(3)	25.85%	5.64%	6.50%	4.82%	19.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$753,107	$601,340	$505,321	$515,012	$570,261
Ratio of Expenses to Average Net Assets(6)	0.98%(4)	0.97%(4)	0.98%(4)	0.97%(4)	0.95%(4)
Ratio of Net Investment Income to Average Net Assets(6)	1.17%(4)	1.40%(4)	1.46%(4)	1.94%(4)	1.79%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)
Portfolio Turnover Rate	28%	30%	37%	33%	24%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.98%	0.99%	N/A	N/A
Net Investment Income to Average Net Assets	N/A	1.39%	1.45%	N/A	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$20.16	$19.96	$19.92	$20.44	$17.86
Income from Investment Operations:
Net Investment Income(2)	0.22	0.23	0.24	0.34	0.28
Net Realized and Unrealized Gain	4.94	0.83	1.02	0.55	3.14
Total from Investment Operations	5.16	1.06	1.26	0.89	3.42
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.23)	(0.30)	(0.30)	(0.30)
Net Realized Gain	(0.92)	(0.63)	(0.92)	(1.11)	(0.54)
Total Distributions	(1.11)	(0.86)	(1.22)	(1.41)	(0.84)
Net Asset Value, End of Period	$24.21	$20.16	$19.96	$19.92	$20.44
Total Return(3)	25.58%	5.36%	6.25%	4.45%	19.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$146,722	$104,306	$75,297	$64,515	$83,135
Ratio of Expenses to Average Net Assets(7)	1.21%(4)	1.22%(4)	1.25%(4)	1.27%(4)	1.20%(4)(5)
Ratio of Net Investment Income to Average Net Assets(7)	0.94%(4)	1.13%(4)	1.15%(4)	1.64%(4)	1.42%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	28%	30%	37%	33%	24%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.23%	1.25%	N/A	N/A
Net Investment Income to Average Net Assets	N/A	1.12%	1.15%	N/A	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$20.13	$19.91	$19.87	$20.39	$17.83
Income from Investment Operations:
Net Investment Income(2)	0.10	0.13	0.15	0.25	0.20
Net Realized and Unrealized Gain	4.93	0.82	1.00	0.55	3.11
Total from Investment Operations	5.03	0.95	1.15	0.80	3.31
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.10)	(0.19)	(0.21)	(0.21)
Net Realized Gain	(0.92)	(0.63)	(0.92)	(1.11)	(0.54)
Total Distributions	(0.98)	(0.73)	(1.11)	(1.32)	(0.75)
Net Asset Value, End of Period	$24.18	$20.13	$19.91	$19.87	$20.39
Total Return(3)	24.98%	4.82%	5.72%	4.00%	18.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,993	$7,449	$8,898	$9,315	$9,112
Ratio of Expenses to Average Net Assets(7)	1.70%(4)	1.71%(4)	1.72%(4)	1.72%(4)	1.70%(4)(5)
Ratio of Net Investment Income to Average Net Assets(7)	0.44%(4)	0.65%(4)	0.72%(4)	1.19%(4)	1.03%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	28%	30%	37%	33%	24%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.72%	1.73%	N/A	N/A
Net Investment Income to Average Net Assets	N/A	0.64%	0.71%	N/A	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Franchise Portfolio

	Class C
	Year Ended December 31,		Period from September 30, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$19.88	$19.75	$19.79
Income from Investment Operations:
Net Investment Income(3)	0.04	0.06	0.01
Net Realized and Unrealized Gain	4.86	0.84	1.02
Total from Investment Operations	4.90	0.90	1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.14)	(0.28)
Net Realized Gain	(0.92)	(0.63)	(0.79)
Total Distributions	(0.96)	(0.77)	(1.07)
Net Asset Value, End of Period	$23.82	$19.88	$19.75
Total Return(4)	24.63%	4.58%	5.11%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$47,726	$29,650	$5,765
Ratio of Expenses to Average Net Assets(9)	1.98%(5)	1.99%(5)	2.03%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.16%(5)	0.29%(5)	0.11%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(6)	0.00%(6)	0.00%(6)(8)
Portfolio Turnover Rate	28%	30%	37%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	N/A	2.00%	N/A
Net Investment Income to Average Net Assets	N/A	0.28%	N/A

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Franchise Portfolio

	Class IS
	Year Ended December 31,		Period from May 29, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$20.55	$20.33	$21.49
Income from Investment Operations:
Net Investment Income(3)	0.29	0.21	0.12
Net Realized and Unrealized Gain	5.05	0.93	0.00(4)
Total from Investment Operations	5.34	1.14	0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.29)	(0.36)
Net Realized Gain	(0.92)	(0.63)	(0.92)
Total Distributions	(1.17)	(0.92)	(1.28)
Net Asset Value, End of Period	$24.72	$20.55	$20.33
Total Return(5)	26.00%	5.70%	0.45%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,488	$19,334	$9
Ratio of Expenses to Average Net Assets(10)	0.91%(6)	0.92%(6)	0.94%(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.23%(6)	0.99%(6)	0.95%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)(9)
Portfolio Turnover Rate	28%	30%	37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.94%	16.54%(9)
Net Investment Income (Loss) to Average Net Assets	N/A	0.97%	(14.65)%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Sustain Portfolio

	Class I
	Year Ended December 31,				Period from August 30, 2013(2) to December 31, 2013
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014
Net Asset Value, Beginning of Period	$10.81	$11.43	$11.34	$11.28	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.13	0.17	0.15	0.17	(0.00)(4)
Net Realized and Unrealized Gain	2.35	0.29	0.46	0.13	1.28
Total from Investment Operations	2.48	0.46	0.61	0.30	1.28
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.20)	(0.18)	(0.13)	—
Net Realized Gain	(0.69)	(0.88)	(0.34)	(0.11)	—
Total Distributions	(0.82)	(1.08)	(0.52)	(0.24)	—
Net Asset Value, End of Period	$12.47	10.81	$11.43	$11.34	$11.28
Total Return(5)	22.86%	4.20%	5.27%	2.66%	12.80%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,334	$3,993	$8,531	$14,579	$7,440
Ratio of Expenses to Average Net Assets(11)	1.00%(6)	0.99%(6)	0.97%(6)	1.11%(6)(7)	1.19%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	1.10%(6)	1.46%(6)	1.26%(6)	1.49%(6)	(0.12)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)	0.01%(10)
Portfolio Turnover Rate	39%	35%	61%	31%	8%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.54%	2.45%	2.21%	2.34%	4.86%(10)
Net Investment Income (Loss) to Average Net Assets	(1.44)%	(0.00)%(8)	0.02%	0.26%	(3.79)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to October 1, 2014, the maximum ratio was 1.20% for Class I shares.

(8)	Amount is less than 0.005%.
(9)	Not annualized.
(10)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Sustain Portfolio

	Class A
	Year Ended December 31,				Period from August 30, 2013(2) to December 31, 2013
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014
Net Asset Value, Beginning of Period	$10.79	$11.40	$11.32	$11.27	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.08	0.11	0.11	0.12	(0.02)
Net Realized and Unrealized Gain	2.35	0.32	0.45	0.14	1.29
Total from Investment Operations	2.43	0.43	0.56	0.26	1.27
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.16)	(0.14)	(0.10)	—
Net Realized Gain	(0.69)	(0.88)	(0.34)	(0.11)	—
Total Distributions	(0.78)	(1.04)	(0.48)	(0.21)	—
Net Asset Value, End of Period	$12.44	10.79	$11.40	$11.32	$11.27
Total Return(4)	22.45%	3.83%	4.91%	2.34%	12.70%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,243	$2,182	$3,246	$4,331	$1,612
Ratio of Expenses to Average Net Assets(10)	1.35%(5)	1.33%(5)	1.30%(5)	1.40%(5)(6)	1.54%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.66%(5)	0.98%(5)	0.98%(5)	1.03%(5)	(0.45)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.01%(9)
Portfolio Turnover Rate	39%	35%	61%	31%	8%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.90%	2.85%	2.52%	2.62%	5.00%(9)
Net Investment Loss to Average Net Assets	(1.89)%	(0.54)%	(0.24)%	(0.19)%	(3.91)%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.35% for Class A shares. Prior to October 1, 2014, the maximum ratio was 1.55% for Class A shares.

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Sustain Portfolio

	Class L
	Year Ended December 31,				Period from August 30, 2013(2) to December 31, 2013
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014
Net Asset Value, Beginning of Period	$10.76	$11.37	$11.29	$11.25	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.03	0.06	0.05	0.06	(0.03)
Net Realized and Unrealized Gain	2.32	0.31	0.45	0.14	1.28
Total from Investment Operations	2.35	0.37	0.50	0.20	1.25
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.10)	(0.08)	(0.05)	—
Net Realized Gain	(0.69)	(0.88)	(0.34)	(0.11)	—
Total Distributions	(0.70)	(0.98)	(0.42)	(0.16)	—
Net Asset Value, End of Period	$12.41	$10.76	$11.37	$11.29	$11.25
Total Return(4)	21.80%	3.31%	4.49%	1.74%	12.50%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,611	$2,194	$2,848	$2,723	$962
Ratio of Expenses to Average Net Assets(10)	1.85%(5)	1.81%(5)	1.81%(5)	1.93%(5)(6)	2.04%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.24%(5)	0.52%(5)	0.46%(5)	0.55%(5)	(0.80)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	39%	35%	61%	31%	8%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.39%	3.35%	3.06%	3.15%	6.27%(9)
Net Investment Loss to Average Net Assets	(2.30)%	(1.02)%	(0.79)%	(0.67)%	(5.03)%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.85% for Class L shares. Prior to October 1, 2014 the maximum ratio was 2.05% for Class L shares.

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Sustain Portfolio

	Class C
	Year Ended December 31,		Period from April 30, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$10.67	$11.30	$11.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.01)	0.02	(0.03)
Net Realized and Unrealized Gain	2.30	0.32	0.02
Total from Investment Operations	2.29	0.34	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.09)	(0.12)
Net Realized Gain	(0.69)	(0.88)	(0.34)
Total Distributions	(0.70)	(0.97)	(0.46)
Net Asset Value, End of Period	$12.26	$10.67	$11.30
Total Return(4)	21.46%	3.06%	(0.13)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,430	$819	$648
Ratio of Expenses to Average Net Assets(9)	2.10%(5)	2.10%(5)	2.10%(5)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.06)%(5)	0.17%(5)	(0.39)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(6)	0.00%(6)	0.00%(6)(8)
Portfolio Turnover Rate	39%	35%	61%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.71%	3.83%	3.80%(8)
Net Investment Loss to Average Net Assets	(2.67)%	(1.56)%	(2.09)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

Global Sustain Portfolio

	Class IS
	Year Ended December 31,				Period from September 13, 2013(2) to December 31, 2013
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014
Net Asset Value, Beginning of Period	$10.81	$11.43	$11.34	$11.28	$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.14	0.16	0.16	0.17	(0.00)(4)
Net Realized and Unrealized Gain	2.34	0.31	0.45	0.13	1.00
Total from Investment Operations	2.48	0.47	0.61	0.30	1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.21)	(0.18)	(0.13)	—
Net Realized Gain	(0.69)	(0.88)	(0.34)	(0.11)	—
Total Distributions	(0.82)	(1.09)	(0.52)	(0.24)	—
Net Asset Value, End of Period	$12.47	$10.81	$11.43	$11.34	$11.28
Total Return(5)	22.91%	4.17%	5.38%	2.67%	9.73%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12	$11	$11	$11	$11
Ratio of Expenses to Average Net Assets(11)	0.95%(6)	0.95%(6)	0.95%(6)	1.10%(6)(7)	1.15%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	1.15%(6)	1.35%(6)	1.31%(6)	1.51%(6)	(0.10)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)(10)
Portfolio Turnover Rate	39%	35%	61%	31%	8%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.10%	19.36%	16.35%	19.72%	9.57%(10)
Net Investment Loss to Average Net Assets	(17.00)%	(17.06)%	(14.09)%	(17.11)%	(8.52)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to October 1, 2014, the maximum ratio was 1.15% for Class IS shares.

(8)	Amount is less than 0.005%.
(9)	Not annualized.
(10)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$14.64	$15.10	$15.47	$16.98	$14.35
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26	0.27	0.30	0.39	0.32
Net Realized and Unrealized Gain (Loss)	3.41	(0.57)	(0.23)	(1.42)	2.59
Total from Investment Operations	3.67	(0.30)	0.07	(1.03)	2.91
Distributions from and/or in Excess of:
Net Investment Income	(0.34)	(0.16)	(0.44)	(0.48)	(0.28)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$17.97	$14.64	$15.10	$15.47	$16.98
Total Return(4)	25.17%	(2.00)%	0.36%	(6.08)%	20.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,691,807	$1,719,699	$2,073,782	$2,620,040	$3,694,164
Ratio of Expenses to Average Net Assets(7)	0.95%(5)	0.95%(5)	0.95%(5)	0.95%(5)	0.94%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.95%(5)	0.95%(5)	0.95%(5)	0.95%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.54%(5)	1.86%(5)	1.85%(5)	2.33%(5)	2.04%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	18%	33%	29%	29%	29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%	0.98%	1.01%	1.04%	0.99%
Net Investment Income to Average Net Assets	1.50%	1.83%	1.79%	2.24%	1.99%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$14.46	$14.91	$15.28	$16.78	$14.18
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19	0.23	0.24	0.31	0.25
Net Realized and Unrealized Gain (Loss)	3.38	(0.58)	(0.23)	(1.38)	2.59
Total from Investment Operations	3.57	(0.35)	0.01	(1.07)	2.84
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.10)	(0.38)	(0.43)	(0.24)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$17.75	$14.46	$14.91	$15.28	$16.78
Total Return(4)	24.77%	(2.33)%	(0.02)%	(6.43)%	20.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,231,279	$1,176,835	$1,369,566	$1,576,475	$1,508,564
Ratio of Expenses to Average Net Assets(8)	1.30%(5)	1.29%(5)	1.30%(5)	1.30%(5)	1.22%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.29%(5)	1.30%(5)	1.30%(5)	1.22%(5)(6)
Ratio of Net Investment Income to Average Net Assets(8)	1.16%(5)	1.60%(5)	1.48%(5)	1.89%(5)	1.60%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.01%	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	18%	33%	29%	29%	29%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31%	1.30%	1.32%	1.34%	1.25%
Net Investment Income to Average Net Assets	1.15%	1.59%	1.46%	1.85%	1.57%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$14.43	$14.87	$15.23	$16.71	$14.12
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11	0.16	0.15	0.24	0.19
Net Realized and Unrealized Gain (Loss)	3.35	(0.58)	(0.21)	(1.39)	2.55
Total from Investment Operations	3.46	(0.42)	(0.06)	(1.15)	2.74
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.02)	(0.30)	(0.33)	(0.15)
Redemption Fees	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)
Net Asset Value, End of Period	$17.70	$14.43	$14.87	$15.23	$16.71
Total Return(4)	24.06%	(2.82)%	(0.47)%	(6.91)%	19.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,099	$7,008	$9,053	$9,763	$12,072
Ratio of Expenses to Average Net Assets(8)	1.80%(5)	1.80%(5)	1.80%(5)	1.80%(5)	1.72%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.80%(5)	1.80%(5)	1.80%(5)	1.73%(5)(6)
Ratio of Net Investment Income to Average Net Assets(8)	0.69%(5)	1.09%(5)	0.97%(5)	1.48%(5)	1.24%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	18%	33%	29%	29%	29%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90%	1.93%	1.89%	1.89%	1.78%
Net Investment Income to Average Net Assets	0.59%	0.96%	0.88%	1.38%	1.18%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

(7)	Amount is less than 0.005%.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

International Equity Portfolio

	Class C
	Year Ended December 31,		Period from April 30, 2015(2) to December 31, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$14.31	$14.77	$16.70
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.04	0.14	(0.03)
Net Realized and Unrealized Gain (Loss)	3.35	(0.58)	(1.53)
Total from Investment Operations	3.39	(0.44)	(1.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.02)	(0.37)
Redemption Fees	0.00(4)	0.00(4)	0.00(4)
Net Asset Value, End of Period	$17.51	$14.31	$14.77
Total Return(5)	23.78%	(3.01)%	(9.41)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$677	$476	$372
Ratio of Expenses to Average Net Assets(10)	2.05%(6)	2.05%(6)	2.05%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	2.05%(6)	2.05%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.22%(6)	0.95%(6)	(0.27)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)(9)
Portfolio Turnover Rate	18%	33%	29%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.41%	2.40%	2.75%(9)
Net Investment Income (Loss) to Average Net Assets	(0.14)%	0.60%	(0.97)%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus | Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,				Period from September 13, 2013(2) to December 31, 2013
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014
Net Asset Value, Beginning of Period	$14.64	$15.10	$15.47	$16.98	$16.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.26	0.29	0.30	0.40	(0.01)
Net Realized and Unrealized Gain (Loss)	3.42	(0.59)	(0.23)	(1.43)	1.19
Total from Investment Operations	3.68	(0.30)	0.07	(1.03)	1.18
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.16)	(0.44)	(0.48)	(0.28)
Redemption Fees	0.00(4)	0.00(4)	0.00(4)	0.00(4)	0.00(4)
Net Asset Value, End of Period	$17.97	$14.64	$15.10	$15.47	$16.98
Total Return(5)	25.22%	(1.95)%	0.40%	(6.07)%	7.42%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,230,104	$1,058,165	$872,167	$715,262	$285,253
Ratio of Expenses to Average Net Assets(11)	0.91%(6)	0.91%(6)	0.91%(6)	0.91%(6)	0.91%(6)(7)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.91%(6)	0.91%(6)	0.91%(6)	0.91%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	1.52%(6)	1.96%(6)	1.84%(6)	2.36%(6)	(0.29)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)(10)
Portfolio Turnover Rate	18%	33%	29%	29%	29%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91%	0.91%	0.91%	0.91%	0.91%(10)
Net Investment Income (Loss) to Average Net Assets	1.52%	1.96%	1.84%	2.36%	(0.29)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value as of the last business day of the period.
(6)

The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for class IS shares.
(8)	Amount is less than 0.005%.
(9)	Not annualized.
(10)	Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.

*****

Effective May 1, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI and are subject to change.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	(i) Current and retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (ii) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; and (iii) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors, as described in this Prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Morgan Stanley Institutional Fund, Inc. Prospectus | Appendix

Appendix A (Con’t)

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

(This page intentionally left blank)

Where to Find Additional Information

In addition to this Prospectus, the Funds have a Statement of Additional Information, dated April 30, 2018 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Company publishes Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Company (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804
 Kansas City, MO 64121-9804

For Shareholder Inquiries,
 call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Company’s 1940 Act registration number is 811-05624.

© 2018 Morgan Stanley.

MSIFINONUSPRO 4/18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,125.90	$1,019.91	$5.63	$5.35	1.05%
Emerging Markets Portfolio Class A	1,000.00	1,124.50	1,018.35	7.28	6.92	1.36
Emerging Markets Portfolio Class L	1,000.00	1,121.30	1,015.63	10.16	9.65	1.90
Emerging Markets Portfolio Class C	1,000.00	1,119.90	1,014.37	11.49	10.92	2.15
Emerging Markets Portfolio Class IS	1,000.00	1,126.50	1,020.42	5.09	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Emerging Markets Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 34.97%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 37.28%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets ("EM") equities outperformed developed market equities in 2017 with the Index returning 37.28% versus the MSCI World Index return of 22.40%. The strong EM equity rally in 2017 is notable for several reasons. As with the U.S. bull market in 2017, technology companies within EM have dominated the surge. On both a sector and country basis, leadership has been historically narrow and it is the first year in almost two decades that leadership has not been driven by commodity prices.(i) Further, volatility has been extremely low and the minor 5% drawdown in 2017 was the smallest in EM since 1993.(ii)

•  Information technology ("IT") companies dominated returns to an extent not seen since the dot-com era of the late 1990s.(i) Real estate and consumer discretionary also outperformed the Index, but to a much lesser degree. The Index's technology sector rose 61% versus 49% for real estate and 40% for consumer discretionary stocks. China, Poland and South Korea were the only countries to meaningfully outperform the Index. The Fund's portfolio had an average weight of 22% in technology versus the Index's weight at 26% over the year, and a 19% allocation in China versus the Index's allocation at 28%.

•  We have long held underweight allocations to China and Korea in the portfolio over concern about both countries' slowing economic growth and China's massive debt build-up in its "old" and state-controlled portions of the economy and market. Our portfolio makes important distinctions within China, owning only those companies, including tech, which we believe have constructive secular long-term earnings growth prospects; we largely avoid those companies with state control that are not focused on shareholder returns. Considering the underweights to China and Korea, the Fund delivered strong performance by finding those other pockets of accelerating, sustainable growth in such countries as Poland and India and specific companies in Russia, Argentina and Brazil, which are recovering from historically deep recessions.

•  While our underweight allocation to China was the biggest detractor from performance from a country allocation standpoint, our strong stock selection in the country was the biggest contributor from a stock selection standpoint, and more than offset losses from allocation. Similarly, our stock selection choices leading to our slightly underweight allocation to the IT sector detracted from returns, but these losses were more than offset by our stock selection within the IT sector.

Management Strategies

•  A bullish case can be made that the leading EM tech stocks still have enormous room to grow. We are very careful in our stock selection within the sector. The question, however, is whether tech stocks will remain the only game in global markets, as seemed to be the case for much of last year. 2017 was a year of unusually low volatility, accompanied by abnormally intense concentration both in the U.S. and EMs. Whether we look at emerging markets returns by country, sector or company, they were unusually concentrated on one bet — the big tech firms, particularly from China.

•  Historically, when markets become this stretched, they tend to snap back into some semblance of balance. That snap could produce the first significant corrections in many months. But it could also produce a shift toward sectors and countries that have been overlooked and have underperformed as investors were all-consumed by

(i)  Source: Morgan Stanley Investment Management, FactSet and Haver Analytics

(ii)  Source: Morgan Stanley Investment Management, Bloomberg L.P. and FactSet

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

the tech story. The time seems ripe for a shift, given that the global recovery has been unusually broad, lifting every major economy out of the doldrums, and creating potential opportunity in many sectors.

•  What keeps EM equities in good health as an asset class — even if they do experience a drawdown — is that for EM in aggregate, the EM current account is in surplus and the capital account is no longer negative, placing the asset class in better shape to sustain what has been a gradually rising U.S. interest rate environment. This has been a well-signaled U.S. rate hike cycle and the Federal Reserve's moves have been only 25 basis points at a time — in sharp contrast to the abrupt and larger rate hikes that occurred in the 1990s and early 2000s.

•  With all this in mind, we continue to own technology companies that are growing for structural reasons; we are underweight more cyclical tech plays.

•  We are constructive on those EM financials benefiting from underpenetrated credit markets and favorable interest rate environments in individual countries, and on companies benefiting from healthy domestic demand, particularly in regard to health care, travel and leisure, and select consumer discretionary and staples.

•  On a country basis, we continue to be overweight Eastern Europe, Brazil, the Philippines and Indonesia on various factors including healthy domestic demand, underpenetrated credit and the economic benefits of selective reform. We are underweight countries with decelerating growth or heavy dependence on exports such as China, Taiwan and Korea.

•  We believe Eastern European growth should continue to improve. Western European growth continues to gradually recover, as consumer pent-up demand rebounds from depressed levels and monetary conditions remain loose. Eastern Europe offers exposure to that recovery. The region has competitive currencies and labor markets, and it has been gaining market share in global manufactured exports for the past few years. Wage pressure could lead to higher inflation, especially in Poland, Hungary and Romania, which should help nominal gross domestic product (GDP) and earnings growth.

•  We remain constructive on the Southeast Asian countries of Indonesia, Malaysia and the Philippines.

•  Indonesia and Malaysia have adjusted to lower commodity prices, leading to better current and fiscal account positions, as well as bottoming GDP growth. The Philippines is one of the highest-growing countries in EM, and we think this could translate into superior earnings growth for the equity market. For the region as a whole, fiscal reforms such as subsidy reduction, tax amnesty and a widening of the tax base and infrastructure spending could provide a positive policy backdrop for the equity markets.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	34.97%	4.13%	0.50%	8.21%
Fund — Class A Shares w/o sales charges(5)	34.54	3.80	0.22	7.16
Fund — Class A Shares with maximum 5.25% sales charges(5)	27.45	2.69	–0.32	6.90
Fund — Class L Shares w/o sales charges(6)	33.80	3.25	—	3.95
Fund — Class C Shares w/o sales charges(8)	33.45	—	—	5.53
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	32.45	—	—	5.53
Fund — Class IS Shares w/o sales charges(7)	35.09	—	—	5.54
MSCI Emerging Markets Net Index	37.28	4.35	1.68	8.00
Lipper Emerging Markets Funds Index	35.56	4.54	1.49	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
Argentina (1.4%)
Banco Macro SA ADR	78,457	$9,092
Grupo Financiero Galicia SA ADR	162,237	10,683
		19,775
Austria (0.9%)
Erste Group Bank AG (a)	289,085	12,467
Brazil (7.2%)
B3 SA — Brasil Bolsa Balcao	1,581,068	10,838
Banco Bradesco SA (Preference)	1,988,595	20,398
BRF SA (a)	883,845	9,949
Itau Unibanco Holding SA (Preference)	1,718,705	22,259
Lojas Renner SA	1,445,959	15,417
Petroleo Brasileiro SA (a)	1,962,105	10,052
Petroleo Brasileiro SA (Preference) (a)	2,344,730	11,468
		100,381
Chile (1.2%)
Banco Santander Chile	35,012,859	2,737
Banco Santander Chile ADR	44,029	1,377
SACI Falabella	1,319,884	13,179
		17,293
China (21.2%)
AAC Technologies Holdings, Inc. (b)	158,000	2,810
Alibaba Group Holding Ltd. ADR (a)(c)	225,026	38,801
Bank of China Ltd. H Shares (b)	52,419,000	25,722
China Construction Bank Corp. H Shares (b)	24,863,750	22,870
China Mengniu Dairy Co., Ltd. (a)(b)	2,082,000	6,190
China Mobile Ltd. (b)	646,500	6,544
China Overseas Land & Investment Ltd. (b)	866,000	2,787
China Pacific Insurance Group Co., Ltd. H Shares (b)	3,407,000	16,295
China Unicom Hong Kong Ltd. (a)(b)	3,610,000	4,886
CSPC Pharmaceutical Group Ltd. (b)	3,864,000	7,801
Ctrip.com International Ltd. ADR (a)	24,011	1,059
JD.com, Inc. ADR (a)	255,930	10,601
NetEase, Inc. ADR	15,488	5,344
New Oriental Education & Technology Group, Inc. ADR	91,849	8,634
PetroChina Co., Ltd. H Shares (b)	7,140,000	4,983
Shenzhou International Group Holdings Ltd. (b)	954,000	9,061
Sino Biopharmaceutical Ltd. (b)	5,649,000	9,997
Sogou, Inc. ADR (a)(c)	322,023	3,726
TAL Education Group ADR	308,298	9,160
Tencent Holdings Ltd. (b)	1,928,800	99,709
		296,980
Czech Republic (0.8%)
Komercni Banka AS	268,049	11,505
Egypt (0.5%)
Commercial International Bank Egypt SAE	1,697,163	7,417
Germany (0.7%)
Adidas AG	47,017	9,386
	Shares	Value (000)
Hong Kong (2.3%)
AIA Group Ltd.	1,727,800	$14,735
Samsonite International SA	3,871,800	17,785
		32,520
Hungary (1.2%)
OTP Bank PLC	391,956	16,191
India (8.7%)
Ashok Leyland Ltd.	7,416,600	13,807
Bharat Petroleum Corp., Ltd.	1,869,288	15,142
Housing Development Finance Corp., Ltd.	423,756	11,341
ICICI Bank Ltd.	1,253,528	6,147
ICICI Bank Ltd. ADR	441,900	4,300
IndusInd Bank Ltd. (Foreign)	538,855	13,918
Marico Ltd.	3,148,370	15,905
Maruti Suzuki India Ltd.	112,287	17,089
Shree Cement Ltd.	40,637	11,525
Zee Entertainment Enterprises Ltd.	1,474,578	13,440
		122,614
Indonesia (4.7%)
Astra International Tbk PT	18,135,400	11,086
Bank Mandiri Persero Tbk PT	23,262,800	13,701
Bumi Serpong Damai Tbk PT	38,535,100	4,828
Semen Indonesia Persero Tbk PT	12,887,700	9,405
Telekomunikasi Indonesia Persero Tbk PT	35,967,600	11,706
Unilever Indonesia Tbk PT	2,668,200	10,994
XL Axiata Tbk PT (a)	21,580,200	4,708
		66,428
Korea, Republic of (10.0%)
CJ Corp.	51,952	8,813
Coway Co., Ltd.	73,024	6,653
Hanssem Co., Ltd.	27,391	4,606
Hugel, Inc. (a)	16,261	8,472
Hyundai Development Co-Engineering & Construction	166,755	6,003
Hyundai Motor Co.	64,553	9,404
Korea Aerospace Industries Ltd. (c)	160,165	7,089
Korea Electric Power Corp.	242,471	8,640
Mando Corp. (c)	29,534	8,490
NAVER Corp.	18,855	15,309
Samsung Electronics Co., Ltd.	16,835	39,997
Samsung Electronics Co., Ltd. (Preference)	8,513	16,595
		140,071
Malaysia (4.1%)
Genting Malaysia Bhd	9,455,900	13,151
IHH Healthcare Bhd	9,086,500	13,157
Malayan Banking Bhd	4,543,329	10,992
Malaysia Airports Holdings Bhd	3,827,500	8,336
Sime Darby Bhd	5,054,000	2,753
Sime Darby Plantation Bhd (a)	5,054,000	7,493
Sime Darby Property Bhd (a)	5,054,000	2,223
		58,105

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Mexico (2.9%)
Alsea SAB de CV	1,694,238	$5,544
Fomento Economico Mexicano SAB de CV ADR	152,740	14,342
Grupo Financiero Banorte SAB de CV Series O	3,777,451	20,735
		40,621
Pakistan (0.4%)
Lucky Cement Ltd.	23,250	109
United Bank Ltd.	3,528,900	6,012
		6,121
Panama (0.7%)
Copa Holdings SA, Class A	71,096	9,531
Peru (1.5%)
Credicorp Ltd.	98,406	20,412
Philippines (3.0%)
Ayala Corp.	321,610	6,540
Ayala Land, Inc.	6,779,000	6,042
Metropolitan Bank & Trust Co.	7,700,257	15,632
SM Investments Corp.	665,975	13,190
		41,404
Poland (5.2%)
Bank Zachodni WBK SA	105,064	11,932
CCC SA	147,348	12,026
Jeronimo Martins SGPS SA	330,916	6,426
LPP SA	3,891	9,930
Powszechna Kasa Oszczednosci Bank Polski SA (a)	1,289,220	16,378
Powszechny Zaklad Ubezpieczen SA	1,348,777	16,304
		72,996
Russia (4.9%)
Gazprom PJSC ADR	78,009	344
Gazprom PJSC ADR	2,407,238	10,614
Mail.ru Group Ltd. GDR (a)	172,106	4,957
MMC Norilsk Nickel PJSC ADR	14,182	268
MMC Norilsk Nickel PJSC ADR	705,977	13,174
Sberbank of Russia PJSC ADR	1,203,477	20,370
X5 Retail Group N.V. GDR (a)	266,206	10,047
Yandex N.V., Class A (a)	262,392	8,593
		68,367
South Africa (4.2%)
AVI Ltd.	1,325,406	11,819
Capitec Bank Holdings Ltd.	145,560	12,887
Clicks Group Ltd.	540,344	7,909
Discovery Ltd.	548,916	8,251
Imperial Holdings Ltd.	245,037	5,186
Naspers Ltd., Class N	40,925	11,403
Standard Bank Group Ltd.	50,877	804
		58,259
Switzerland (0.3%)
DKSH Holding AG	41,488	3,629
	Shares	Value (000)
Taiwan (7.4%)
Advanced Semiconductor Engineering, Inc.	3,949,253	$5,070
Advantech Co., Ltd.	501,584	3,545
Delta Electronics, Inc.	1,605,557	7,732
Hon Hai Precision Industry Co., Ltd.	2,302,700	7,335
Largan Precision Co., Ltd.	70,000	9,427
MediaTek, Inc.	636,000	6,270
Nanya Technology Corp.	2,026,000	5,157
Nien Made Enterprise Co., Ltd.	759,000	8,110
President Chain Store Corp.	483,000	4,603
Taiwan Semiconductor Manufacturing Co., Ltd.	6,087,205	46,774
		104,023
United States (1.6%)
MercadoLibre, Inc.	73,089	22,998
Total Common Stocks (Cost $951,950)		1,359,494
Short-Term Investments (3.3%)
Securities held as Collateral on Loaned Securities (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,864)	3,864,276	3,864
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $42,478)	42,477,777	42,478
Total Short-Term Investments (Cost $46,342)		46,342
Total Investments (100.3%) (Cost $998,292) Including $15,767 of Securities Loaned (d)(e)		1,405,836
Liabilities in Excess of Other Assets (–0.3%)		(4,066)
Net Assets (100.0%)		$1,401,770

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2017.

(d)  The approximate fair value and percentage of net assets, $1,128,318,000 and 80.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $1,003,824,000. The aggregate gross unrealized appreciation is approximately $416,547,000 and the aggregate gross unrealized depreciation is approximately $14,535,000, resulting in net unrealized appreciation of approximately $402,012,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	61.8%
Banks	24.0
Internet Software & Services	14.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $951,950)	$1,359,494
Investment in Security of Affiliated Issuer, at Value (Cost $46,342)	46,342
Total Investments in Securities, at Value (Cost $998,292)	1,405,836
Foreign Currency, at Value (Cost $291)	289
Receivable for Fund Shares Sold	2,007
Receivable for Investments Sold	1,778
Dividends Receivable	1,018
Tax Reclaim Receivable	237
Receivable from Affiliate	34
Receivable from Securities Lending Income	6
Interest Receivable	1
Other Assets	90
Total Assets	1,411,296
Liabilities:
Collateral on Securities Loaned, at Value	3,864
Payable for Advisory Fees	2,469
Deferred Capital Gain Country Tax	1,924
Payable for Custodian Fees	642
Payable for Investments Purchased	102
Payable for Fund Shares Redeemed	100
Payable for Directors' Fees and Expenses	99
Payable for Administration Fees	92
Payable for Professional Fees	76
Payable for Sub Transfer Agency Fees — Class I	62
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	5
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	78
Total Liabilities	9,526
Net Assets	$1,401,770
Net Assets Consist Of:
Paid-in-Capital	$1,034,553
Distributions in Excess of Net Investment Income	(17)
Accumulated Net Realized Loss	(38,979)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $1,306 of Deferred Capital Gain Country Tax)	406,238
Foreign Currency Translations	(25)
Net Assets	$1,401,770

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$342,400
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,248,815
Net Asset Value, Offering and Redemption Price Per Share	$27.95
CLASS A:
Net Assets	$23,952
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	879,182
Net Asset Value, Redemption Price Per Share	$27.24
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.51
Maximum Offering Price Per Share	$28.75
CLASS L:
Net Assets	$253
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,432
Net Asset Value, Offering and Redemption Price Per Share	$26.85
CLASS C:
Net Assets	$817
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,645
Net Asset Value, Offering and Redemption Price Per Share	$26.66
CLASS IS:
Net Assets	$1,034,348
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	36,999,399
Net Asset Value, Offering and Redemption Price Per Share	$27.96
(1) Including: Securities on Loan, at Value:	$15,767

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,463 of Foreign Taxes Withheld)	$20,903
Dividends from Security of Affiliated Issuer (Note G)	233
Income from Securities Loaned — Net	48
Total Investment Income	21,184
Expenses:
Advisory Fees (Note B)	9,388
Custodian Fees (Note F)	988
Administration Fees (Note C)	959
Sub Transfer Agency Fees — Class I	283
Sub Transfer Agency Fees — Class A	31
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	164
Registration Fees	80
Shareholder Services Fees — Class A (Note D)	54
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	7
Shareholder Reporting Fees	58
Directors' Fees and Expenses	31
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	13
Other Expenses	82
Total Expenses	12,165
Waiver of Advisory Fees (Note B)	(377)
Rebate from Morgan Stanley Affiliate (Note G)	(50)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	11,733
Net Investment Income	9,451
Realized Gain (Loss):
Investments Sold (Net of $874 of Capital Gain Country Tax)	42,513
Foreign Currency Forward Exchange Contracts	146
Foreign Currency Transactions	(414)
Net Realized Gain	42,245
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $711)	294,321
Foreign Currency Forward Exchange Contracts	(264)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	294,057
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	336,302
Net Increase in Net Assets Resulting from Operations	$345,753

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,451	$8,448
Net Realized Gain (Loss)	42,245	(25,501)
Net Change in Unrealized Appreciation (Depreciation)	294,057	72,717
Net Increase in Net Assets Resulting from Operations	345,753	55,664
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,064)	(2,318)
Class A:
Net Investment Income	(80)	(93)
Class L:
Net Investment Income	(— @)	—
Class C:
Net Investment Income	(1)	(— @)
Class IS:
Net Investment Income	(6,989)	(5,700)
Total Distributions	(9,134)	(8,111)
Capital Share Transactions:(1)
Class I:
Subscribed	48,189	76,859
Distributions Reinvested	2,027	2,281
Redeemed	(82,161)	(323,673)
Class A:
Subscribed	6,843	5,925
Distributions Reinvested	77	90
Redeemed	(7,956)	(7,085)
Class L:
Exchanged	7	—
Distributions Reinvested	— @	—
Redeemed	(68)	—
Class C:
Subscribed	56	562
Distributions Reinvested	1	— @
Redeemed	(50)	—
Class IS:
Subscribed	172,808	348,817
Distributions Reinvested	6,744	5,700
Redeemed	(40,828)	(45,556)
Net Increase in Net Assets Resulting from Capital Share Transactions	105,689	63,920
Redemption Fees	11	14
Total Increase in Net Assets	442,319	111,487
Net Assets:
Beginning of Period	959,451	847,964
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(17) and $810, respectively)	$1,401,770	$959,451

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,924	3,587
Shares Issued on Distributions Reinvested	75	111
Shares Redeemed	(3,319)	(17,121)
Net Decrease in Class I Shares Outstanding	(1,320)	(13,423)
Class A:
Shares Subscribed	277	294
Shares Issued on Distributions Reinvested	3	5
Shares Redeemed	(328)	(366)
Net Decrease in Class A Shares Outstanding	(48)	(67)
Class L:
Shares Exchanged	— @@	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(2)	—
Net Increase (Decrease) in Class L Shares Outstanding	(2)	—
Class C:
Shares Subscribed	2	30
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	—
Net Increase in Class C Shares Outstanding	—- @@	30
Class IS:
Shares Subscribed	6,862	18,363
Shares Issued on Distributions Reinvested	249	278
Shares Redeemed	(1,653)	(2,215)
Net Increase in Class IS Shares Outstanding	5,458	16,426

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.83		$19.68		$22.13		$24.64		$25.94
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.17		0.15		0.17		0.20
Net Realized and Unrealized Gain (Loss)	7.10		1.15		(2.43)		(1.30)		(0.44)
Total from Investment Operations	7.29		1.32		(2.28)		(1.13)		(0.24)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.17)		(0.17)		(0.20)		(0.20)
Net Realized Gain	—		—		—		(1.18)		(0.86)
Total Distributions	(0.17)		(0.17)		(0.17)		(1.38)		(1.06)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$27.95		$20.83		$19.68		$22.13		$24.64
Total Return(4)	34.97%		6.73%		(10.33)%		(4.47)%		(0.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$342,400		$282,674		$531,194		$644,537		$1,128,618
Ratio of Expenses to Average Net Assets(9)	1.04	%(5)	1.11	%(5)(7)	1.24	%(5)(6)	1.25	%(5)	1.24	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.24	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	0.75	%(5)	0.83	%(5)	0.68	%(5)	0.68	%(5)	0.79	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	35%		33%		40%		43%		49%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%		1.16%		1.45%		1.52%		1.51%
Net Investment Income to Average Net Assets	0.72%		0.78%		0.47%		0.41%		0.52%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.31		$19.19		$21.57		$24.02		$25.31
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.11		0.07		0.11		0.12
Net Realized and Unrealized Gain (Loss)	6.92		1.11		(2.36)		(1.28)		(0.42)
Total from Investment Operations	7.02		1.22		(2.29)		(1.17)		(0.30)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.10)		(0.09)		(0.10)		(0.13)
Net Realized Gain	—		—		—		(1.18)		(0.86)
Total Distributions	(0.09)		(0.10)		(0.09)		(1.28)		(0.99)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$27.24		$20.31		$19.19		$21.57		$24.02
Total Return(4)	34.54%		6.37%		(10.63)%		(4.77)%		(1.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,952		$18,824		$19,065		$26,701		$35,863
Ratio of Expenses to Average Net Assets(10)	1.36	%(5)	1.45	%(5)(8)	1.56	%(5)(7)	1.57	%(5)	1.52	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.52	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(10)	0.42	%(5)	0.55	%(5)	0.34	%(5)	0.45	%(5)	0.49	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%
Portfolio Turnover Rate	35%		33%		40%		43%		49%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.40%		1.48%		1.76%		1.82%		1.78%
Net Investment Income to Average Net Assets	0.38%		0.52%		0.14%		0.20%		0.23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.08		$18.98		$21.39		$23.91		$25.27
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		0.00	(3)	(0.04)		(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss)	6.80		1.10		(2.33)		(1.23)		(0.37)
Total from Investment Operations	6.79		1.10		(2.37)		(1.28)		(0.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		(0.04)		(0.06)		(0.08)
Net Realized Gain	—		—		—		(1.18)		(0.86)
Total Distributions	(0.02)		—		(0.04)		(1.24)		(0.94)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.85		$20.08		$18.98		$21.39		$23.91
Total Return(4)	33.80%		5.80%		(11.11)%		(5.26)%		(1.56)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$253		$239		$226		$210		$203
Ratio of Expenses to Average Net Assets(10)	1.90	%(5)	2.01	%(5)(8)	2.09	%(5)(7)	2.10	%(5)	2.03	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		2.03	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	(0.03	)%(5)	0.00	%(5)(9)	(0.19	)%(5)	(0.21	)%(5)	(0.18	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%
Portfolio Turnover Rate	35%		33%		40%		43%		49%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.54%		2.69%		2.78%		2.97%		2.54%
Net Investment Loss to Average Net Assets	(0.67)%		(0.68)%		(0.88)%		(1.08)%		(0.69)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$19.99		$18.95		$23.16
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.09)		(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss)	6.78		1.09		(4.14)
Total from Investment Operations	6.69		1.05		(4.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.01)		(0.04)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$26.66		$19.99		$18.95
Total Return(5)	33.45%		5.56%		(18.03	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$817		$608		$10
Ratio of Expenses to Average Net Assets(12)	2.15	%(6)	2.24	%(6)(8)	2.33	%(6)(7)(11)
Ratio of Net Investment Loss to Average Net Assets(12)	(0.36	)%(6)	(0.19	)%(6)	(0.23	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	35%		33%		40%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.30%		2.58%		22.89	%(11)
Net Investment Loss to Average Net Assets	(0.51)%		(0.53)%		(20.79	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$20.83		$19.68		$22.14		$24.64		$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.21		0.21		0.17		0.22		(0.01)
Net Realized and Unrealized Gain (Loss)	7.11		1.12		(2.44)		(1.32)		0.46
Total from Investment Operations	7.32		1.33		(2.27)		(1.10)		0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.18)		(0.19)		(0.22)		(0.14)
Net Realized Gain	—		—		—		(1.18)		(0.59)
Total Distributions	(0.19)		(0.18)		(0.19)		(1.40)		(0.73)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$27.96		$20.83		$19.68		$22.14		$24.64
Total Return(5)	35.09%		6.79%		(10.29)%		(4.36)%		1.85	%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,034,348		$657,106		$297,469		$325,029		$10
Ratio of Expenses to Average Net Assets(13)	0.95	%(6)	1.04	%(6)(9)	1.16	%(6)(8)	1.18	%(6)	1.17	%(6)(7)(12)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.17	%(6)(7)(12)
Ratio of Net Investment Income (Loss) to Average Net Assets(13)	0.82	%(6)	0.99	%(6)	0.75	%(6)	0.89	%(6)	(0.21	)%(6)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01	%(12)
Portfolio Turnover Rate	35%		33%		40%		43%		49%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%		1.07%		1.35%		1.42%		6.65	%(12)
Net Investment Income (Loss) to Average Net Assets	0.79%		0.96%		0.56%		0.65%		(5.69	)%(12)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(10)  Amount is less than 0.005%.

(11)  Not annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$7,089	$—	$7,089
Airlines	9,531	—	—	9,531
Auto Components	—	8,490	—	8,490
Automobiles	—	37,579	—	37,579
Banks	69,336	267,602	—	336,938
Beverages	14,342	—	—	14,342
Biotechnology	—	8,472	—	8,472
Capital Markets	—	10,838	—	10,838
Construction & Engineering	—	6,003	—	6,003
Construction Materials	—	21,039	—	21,039
Distributors	—	5,186	—	5,186
Diversified Consumer Services	17,794	—	—	17,794
Diversified Financial Services	—	6,540	—	6,540
Diversified Telecommunication Services	—	16,592	—	16,592
Electric Utilities	—	8,640	—	8,640
Electronic Equipment, Instruments & Components	—	27,304	—	27,304
Food & Staples Retailing	—	28,985	—	28,985
Food Products	7,493	27,958	—	35,451
Health Care Providers & Services	—	13,157	—	13,157
Hotels, Restaurants & Leisure	5,544	13,151	—	18,695
Household Durables	—	19,369	—	19,369
Household Products	—	10,994	—	10,994
Industrial Conglomerates	—	24,756	—	24,756
Insurance	—	55,585	—	55,585
Internet & Direct Marketing Retail	11,660	—	—	11,660
Internet Software & Services	79,462	119,975	—	199,437
Machinery	—	13,807	—	13,807
Media	—	24,843	—	24,843
Metals & Mining	268	13,174	—	13,442
Multi-Line Retail	13,179	15,417	—	28,596
Oil, Gas & Consumable Fuels	344	52,259	—	52,603
Personal Products	—	15,905	—	15,905
Pharmaceuticals	—	17,798	—	17,798
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Professional Services	$—	$3,629	$—	$3,629
Real Estate Management & Development	2,223	13,657	—	15,880
Semiconductors & Semiconductor Equipment	—	63,271	—	63,271
Tech Hardware, Storage & Peripherals	—	60,137	—	60,137
Textiles, Apparel & Luxury Goods	—	58,188	—	58,188
Thrifts & Mortgage Finance	—	11,341	—	11,341
Transportation Infrastructure	—	8,336	—	8,336
Wireless Telecommunication Services	—	11,252	—	11,252
Total Common Stocks	231,176	1,128,318	—	1,359,494
Short-Term Investments
Investment Company	46,342	—	—	46,342
Total Assets	$277,518	$1,128,318	$—	$1,405,836

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $929,740,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2017, the Fund did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$146
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(264)

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$3,679,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$15,767	(a)	$—	$(15,767	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $3,864,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $12,611,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$3,864	$—	$—	$—	$3,864
Total Borrowings	$3,864	$—	$—	$—	$3,864
Gross amount of recognized liabilities for securities lending transactions					$3,864

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $377,000 of advisory fees were waived and approximately $5,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $489,085,000 and $407,619,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $50,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$18,610	$235,343	$207,611	$233
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$46,342

During the year ended December 31, 2017, the Fund incurred approximately $52,000 in brokerage commissions with

Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,134	$—	$8,111	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(1,144)	$1,144	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$70	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $30,544,000 and $2,899,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $43,182,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.1%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 0.46% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $11,437,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $2,304,000 and has derived net income from sources within foreign countries amounting to approximately $23,524,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
2007383 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Semi-Annual Report

June 30, 2018

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Shareholders' Letter	2
Expense Example	3
Portfolio of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	18
Investment Advisory Agreement Approval	28
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Semi-Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest six-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

July 2018

2

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/18	Actual Ending Account Value 6/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Emerging Markets Portfolio Class I	$1,000.00	$907.70	$1,019.79	$4.78	*	$5.06	*	1.01%
Emerging Markets Portfolio Class A	1,000.00	906.40	1,018.30	6.19	*	6.56	*	1.31
Emerging Markets Portfolio Class L	1,000.00	903.50	1,015.42	8.92	*	9.44	*	1.89
Emerging Markets Portfolio Class C	1,000.00	902.40	1,014.18	10.09	*	10.69	*	2.14
Emerging Markets Portfolio Class IS	1,000.00	908.00	1,020.23	4.35	*	4.61	*	0.92
Emerging Markets Portfolio Class IR^	1,000.00	967.60	1,001.45	0.32	**	0.33	**	0.92

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 181/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 13/365 (to reflect the actual days accrued in the period).

***  Annualized.

^    The Fund commenced offering of Class IR Shares on June 15, 2018.

3

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018 (unaudited)

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (95.3%)
Argentina (0.4%)
Grupo Financiero Galicia SA ADR	138,099	$4,554
Austria (0.8%)
Erste Group Bank AG (a)	235,428	9,829
Brazil (4.8%)
B3 SA — Brasil Bolsa Balcao	1,818,213	9,594
Banco Bradesco SA (Preference)	2,265,008	15,720
Itau Unibanco Holding SA (Preference)	1,791,226	18,644
Petroleo Brasileiro SA	1,656,724	8,301
Petroleo Brasileiro SA (Preference)	2,149,066	9,532
		61,791
Chile (1.8%)
Banco Santander Chile	96,498,482	7,555
Banco Santander Chile ADR	44,029	1,384
SACI Falabella	1,481,918	13,581
		22,520
China (26.1%)
AAC Technologies Holdings, Inc. (b)	284,500	4,007
Alibaba Group Holding Ltd. ADR (a)	239,626	44,458
Baidu, Inc. ADR (a)	12,600	3,062
Bank of China Ltd. H Shares (b)	53,295,000	26,425
Brilliance China Automotive Holdings Ltd. (b)	2,352,000	4,245
China Construction Bank Corp. H Shares (b)	39,244,750	36,265
China Mengniu Dairy Co., Ltd. (a)(b)	3,216,000	10,904
China Mobile Ltd. (b)	652,500	5,797
China Overseas Land & Investment Ltd. (b)	1,720,000	5,667
China Pacific Insurance Group Co., Ltd. H Shares (b)	3,671,000	14,201
China Resources Land Ltd. (b)	946,000	3,189
China Unicom Hong Kong Ltd. (b)	4,136,000	5,166
CSPC Pharmaceutical Group Ltd. (b)	4,310,000	13,020
JD.com, Inc. ADR (a)	151,530	5,902
Kweichow Moutai Co., Ltd., Class A	21,487	2,372
New Oriental Education & Technology Group, Inc. ADR	106,949	10,124
PetroChina Co., Ltd. H Shares (b)	9,690,000	7,373
Shenzhou International Group Holdings Ltd. (b)	1,082,000	13,357
Sino Biopharmaceutical Ltd. (b)	7,708,000	11,829
Sinopharm Group Co., Ltd. H Shares (b)	574,400	2,310
Sogou, Inc. ADR (a)(c)	353,723	4,043
TAL Education Group ADR (a)	146,798	5,402
Tencent Holdings Ltd. (b)	1,913,900	96,066
		335,184
Egypt (0.7%)
Commercial International Bank Egypt SAE	1,800,921	8,516
Germany (0.9%)
Adidas AG	50,820	11,095
Hong Kong (1.1%)
Samsonite International SA (a)	4,070,100	14,396
Hungary (1.2%)
OTP Bank Nyrt	408,396	14,786
	Shares	Value (000)
India (8.2%)
Ashok Leyland Ltd.	7,493,700	$13,759
Eicher Motors Ltd.	17,163	7,162
HDFC Bank Ltd. ADR	73,500	7,719
ICICI Bank Ltd.	1,312,734	5,277
ICICI Bank Ltd. ADR	457,800	3,676
IndusInd Bank Ltd.	499,995	14,100
Marico Ltd.	3,302,074	15,984
Maruti Suzuki India Ltd.	117,769	15,170
Shree Cement Ltd.	43,082	9,781
Zee Entertainment Enterprises Ltd.	1,579,024	12,536
		105,164
Indonesia (3.9%)
Astra International Tbk PT	21,453,600	9,881
Bank Mandiri Persero Tbk PT	17,184,600	8,215
Bumi Serpong Damai Tbk PT	46,765,100	5,107
Semen Indonesia Persero Tbk PT	15,245,700	7,580
Telekomunikasi Indonesia Persero Tbk PT	37,170,700	9,727
Unilever Indonesia Tbk PT	3,156,300	10,154
		50,664
Korea, Republic of (7.8%)
CJ Corp.	25,152	3,205
Coway Co., Ltd.	78,812	6,124
Hanssem Co., Ltd. (c)	33,707	3,176
Hugel, Inc. (a)	11,095	4,799
Hyundai Motor Co.	66,812	7,523
KB Financial Group, Inc.	92,446	4,380
Korea Electric Power Corp.	210,624	6,047
NAVER Corp.	14,233	9,744
Samsung Electronics Co., Ltd.	988,428	41,373
Samsung Electronics Co., Ltd. (Preference)	274,914	9,287
Shinhan Financial Group Co., Ltd.	118,059	4,587
		100,245
Malaysia (5.1%)
Gamuda Bhd	3,133,000	2,536
Genting Malaysia Bhd	11,705,700	14,141
IHH Healthcare Bhd	11,248,400	16,986
Malayan Banking Bhd	4,697,929	10,467
Malaysia Airports Holdings Bhd	4,814,500	10,489
Sime Darby Plantation Bhd	6,357,200	8,388
Sime Darby Property Bhd	6,357,200	1,889
		64,896
Mexico (5.5%)
Alsea SAB de CV	2,625,623	9,045
America Movil SAB de CV, Class L ADR	756,692	12,606
Fomento Economico Mexicano SAB de CV ADR	161,904	14,214
Grupo Financiero Banorte SAB de CV Series O	3,409,050	20,046
Wal-Mart de Mexico SAB de CV	5,474,721	14,450
		70,361
Pakistan (0.4%)
United Bank Ltd.	3,528,900	4,895

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Peru (0.9%)
Credicorp Ltd.	51,419	$11,575
Philippines (2.8%)
Ayala Corp.	348,945	6,015
Ayala Land, Inc.	7,355,100	5,223
Metropolitan Bank & Trust Co.	10,053,743	13,828
SM Investments Corp.	690,330	11,319
		36,385
Poland (4.5%)
Bank Zachodni WBK SA	110,785	9,867
CCC SA	148,866	8,227
Jeronimo Martins SGPS SA	691,915	9,995
LPP SA	3,987	9,032
Powszechna Kasa Oszczednosci Bank Polski SA (a)	1,337,409	13,207
Powszechny Zaklad Ubezpieczen SA	706,718	7,355
		57,683
Russia (4.9%)
LUKOIL PJSC ADR	223,042	15,252
MMC Norilsk Nickel PJSC ADR	552,388	9,915
MMC Norilsk Nickel PJSC ADR (c)	26,330	475
Sberbank of Russia PJSC ADR	1,247,774	18,009
X5 Retail Group N.V. GDR	374,125	9,907
Yandex N.V., Class A (a)	271,178	9,735
		63,293
South Africa (5.8%)
AVI Ltd.	1,587,263	12,520
Bidvest Group Ltd. (The)	679,388	9,757
Capitec Bank Holdings Ltd. (c)	148,645	9,406
Clicks Group Ltd. (c)	653,404	9,361
Imperial Holdings Ltd.	567,493	8,104
Naspers Ltd., Class N	19,998	5,081
Reunert Ltd.	909,424	5,322
Sanlam Ltd.	2,146,099	10,962
Tiger Brands Ltd. (c)	173,100	4,182
		74,695
Taiwan (7.7%)
ASE Technology Holding Co., Ltd.	1,945,626	4,569
CTBC Financial Holding Co. Ltd.	4,229,000	3,045
Hon Hai Precision Industry Co., Ltd.	1,273,700	3,476
Largan Precision Co., Ltd.	80,000	11,781
	Shares	Value (000)
MediaTek, Inc.	750,000	$7,380
Nanya Technology Corp.	2,588,000	7,062
Nien Made Enterprise Co., Ltd.	810,000	6,921
President Chain Store Corp.	526,000	5,961
Taiwan Semiconductor Manufacturing Co., Ltd.	6,854,205	48,672
		98,867
Total Common Stocks (Cost $1,024,746)		1,221,394
Short-Term Investments (5.8%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $16,016)	16,015,790	16,016
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $58,156)	58,156,091	58,156
Total Short-Term Investments (Cost $74,172)		74,172
Total Investments (101.1%) (Cost $1,098,918) Including $16,944 of Securities Loaned (d)(e)		1,295,566
Liabilities in Excess of Other Assets (–1.1%)		(13,851)
Net Assets (100.0%)		$1,281,715

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at June 30, 2018.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contract.

(e)  At June 30, 2018, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $266,131,000 and the aggregate gross unrealized depreciation is approximately $69,586,000, resulting in net unrealized appreciation of approximately $196,545,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at June 30, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
State Street Bank and Trust Co.	HKD	1,553,928	$198,187	9/13/18	$(103)

HKD  —  Hong Kong Dollar

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018 (unaudited)

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	58.0%
Banks	23.7
Internet Software & Services	13.0
Semiconductors & Semiconductor Equipment	5.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $103,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018 (unaudited)

Emerging Markets Portfolio

Statement of Assets and Liabilities	June 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,024,746)	$1,221,394
Investment in Security of Affiliated Issuer, at Value (Cost $74,172)	74,172
Total Investments in Securities, at Value (Cost $1,098,918)	1,295,566
Foreign Currency, at Value (Cost $104)	100
Dividends Receivable	4,350
Receivable for Fund Shares Sold	1,011
Tax Reclaim Receivable	197
Receivable for Investments Sold	186
Receivable from Affiliate	81
Receivable from Securities Lending Income	11
Other Assets	167
Total Assets	1,301,669
Liabilities:
Collateral on Securities Loaned, at Value	16,016
Payable for Advisory Fees	2,661
Payable for Custodian Fees	257
Payable for Fund Shares Redeemed	216
Deferred Capital Gain Country Tax	164
Payable for Investments Purchased	145
Payable for Directors' Fees and Expenses	108
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	103
Payable for Administration Fees	88
Payable for Professional Fees	62
Payable for Sub Transfer Agency Fees — Class I	50
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	5
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	65
Total Liabilities	19,954
Net Assets	$1,281,715
Net Assets Consist Of:
Paid-in-Capital	$1,049,892
Accumulated Undistributed Net Investment Income	7,962
Accumulated Undistributed Net Realized Gain	27,543
Unrealized Appreciation (Depreciation) on:
Investments (Net of $164 of Deferred Capital Gain Country Tax)	196,484
Foreign Currency Forward Exchange Contract	(103)
Foreign Currency Translation	(63)
Net Assets	$1,281,715

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018 (unaudited)

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	June 30, 2018 (000)
CLASS I:
Net Assets	$289,363
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,411,404
Net Asset Value, Offering and Redemption Price Per Share	$25.36
CLASS A:
Net Assets	$21,250
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	861,132
Net Asset Value, Redemption Price Per Share	$24.68
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.37
Maximum Offering Price Per Share	$26.05
CLASS L:
Net Assets	$231
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,538
Net Asset Value, Offering and Redemption Price Per Share	$24.25
CLASS C:
Net Assets	$798
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	33,192
Net Asset Value, Offering and Redemption Price Per Share	$24.05
CLASS IS:
Net Assets	$970,063
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	38,233,986
Net Asset Value, Offering and Redemption Price Per Share	$25.37
CLASS IR:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	381
Net Asset Value, Offering and Redemption Price Per Share	$25.38
(1) Including: Securities on Loan, at Value:	$16,944

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018 (unaudited)

Emerging Markets Portfolio

Statement of Operations	Six Months Ended June 30, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,931 of Foreign Taxes Withheld)	$14,315
Dividends from Security of Affiliated Issuer (Note G)	408
Income from Securities Loaned — Net	97
Total Investment Income	14,820
Expenses:
Advisory Fees (Note B)	5,537
Administration Fees (Note C)	576
Custodian Fees (Note F)	379
Sub Transfer Agency Fees — Class I	156
Sub Transfer Agency Fees — Class A	16
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	69
Shareholder Services Fees — Class A (Note D)	31
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	4
Registration Fees	30
Shareholder Reporting Fees	19
Directors' Fees and Expenses	19
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Transfer Agency Fees — Class IR (Note E)	— @
Pricing Fees	5
Other Expenses	31
Total Expenses	6,886
Rebate from Morgan Stanley Affiliate (Note G)	(44)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(— @)
Net Expenses	6,841
Net Investment Income	7,979
Realized Gain (Loss):
Investments Sold (Net of $62 of Capital Gain Country Tax)	66,945
Foreign Currency Translation	(423)
Net Realized Gain	66,522
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $1,142)	(209,754)
Foreign Currency Forward Exchange Contract	(103)
Foreign Currency Translation	(38)
Net Change in Unrealized Appreciation (Depreciation)	(209,895)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(143,373)
Net Decrease in Net Assets Resulting from Operations	$(135,394)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Emerging Markets Portfolio

Statements of Changes in Net Assets	Six Months Ended June 30, 2018 (unaudited) (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,979	$9,451
Net Realized Gain	66,522	42,245
Net Change in Unrealized Appreciation (Depreciation)	(209,895)	294,057
Net Increase (Decrease) in Net Assets Resulting from Operations	(135,394)	345,753
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(2,064)
Class A:
Net Investment Income	—	(80)
Class L:
Net Investment Income	—	(— @)
Class C:
Net Investment Income	—	(1)
Class IS:
Net Investment Income	—	(6,989)
Total Distributions	—	(9,134)
Capital Share Transactions:(1)
Class I:
Subscribed	36,119	48,189
Distributions Reinvested	—	2,027
Redeemed	(59,139)	(82,161)
Class A:
Subscribed	4,524	6,843
Distributions Reinvested	—	77
Redeemed	(4,877)	(7,956)
Class L:
Exchanged	3	7
Distributions Reinvested	—	— @
Redeemed	—	(68)
Class C:
Subscribed	66	56
Distributions Reinvested	—	1
Redeemed	(4)	(50)
Class IS:
Subscribed	109,557	172,808
Distributions Reinvested	—	6,744
Redeemed	(70,923)	(40,828)
Class IR:
Subscribed	10 *	—
Net Increase in Net Assets Resulting from Capital Share Transactions	15,336	105,689
Redemption Fees	3	11
Total Increase (Decrease) in Net Assets	(120,055)	442,319
Net Assets:
Beginning of Period	1,401,770	959,451
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $7,962 and $(17), respectively)	$1,281,715	$1,401,770

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Six Months Ended June 30, 2018 (unaudited) (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,287	1,924
Shares Issued on Distributions Reinvested	—	75
Shares Redeemed	(2,124)	(3,319)
Net Decrease in Class I Shares Outstanding	(837)	(1,320)
Class A:
Shares Subscribed	163	277
Shares Issued on Distributions Reinvested	—	3
Shares Redeemed	(181)	(328)
Net Decrease in Class A Shares Outstanding	(18)	(48)
Class L:
Shares Exchanged	— @@	— @@
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	—	(2)
Net Increase (Decrease) in Class L Shares Outstanding	— @@	(2)
Class C:
Shares Subscribed	3	2
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(— @@)	(2)
Net Increase in Class C Shares Outstanding	3	— @@
Class IS:
Shares Subscribed	3,794	6,862
Shares Issued on Distributions Reinvested	—	249
Shares Redeemed	(2,559)	(1,653)
Net Increase in Class IS Shares Outstanding	1,235	5,458
Class IR:
Shares Subscribed	— @@*	—

*  For the period June 15, 2018 through June 30, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Financial Highlights

Emerging Markets Portfolio

	Class I
	Six Months Ended June 30, 2018		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$27.95		$20.83		$19.68		$22.13		$24.64		$25.94
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.19		0.17		0.15		0.17		0.20
Net Realized and Unrealized Gain (Loss)	(2.73)		7.10		1.15		(2.43)		(1.30)		(0.44)
Total from Investment Operations	(2.59)		7.29		1.32		(2.28)		(1.13)		(0.24)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.17)		(0.17)		(0.17)		(0.20)		(0.20)
Net Realized Gain	—		—		—		—		(1.18)		(0.86)
Total Distributions	—		(0.17)		(0.17)		(0.17)		(1.38)		(1.06)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.36		$27.95		$20.83		$19.68		$22.13		$24.64
Total Return(4)	(9.23	)%(9)	34.97%		6.73%		(10.33)%		(4.47)%		(0.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$289,363		$342,400		$282,674		$531,194		$644,537		$1,128,618
Ratio of Expenses to Average Net Assets(11)	1.01	%(5)(10)	1.04	%(5)	1.11	%(5)(7)	1.24	%(5)(6)	1.25	%(5)	1.24	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		N/A		1.24	%(5)
Ratio of Net Investment Income to Average Net Assets(11)	1.03	%(5)(10)	0.75	%(5)	0.83	%(5)	0.68	%(5)	0.68	%(5)	0.79	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	23	%(9)	35%		33%		40%		43%		49%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.07%		1.16%		1.45%		1.52%		1.51%
Net Investment Income to Average Net Assets	N/A		0.72%		0.78%		0.47%		0.41%		0.52%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Financial Highlights

Emerging Markets Portfolio

	Class A
	Six Months Ended June 30, 2018		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$27.24		$20.31		$19.19		$21.57		$24.02		$25.31
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.10		0.11		0.07		0.11		0.12
Net Realized and Unrealized Gain (Loss)	(2.66)		6.92		1.11		(2.36)		(1.28)		(0.42)
Total from Investment Operations	(2.56)		7.02		1.22		(2.29)		(1.17)		(0.30)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.10)		(0.09)		(0.10)		(0.13)
Net Realized Gain	—		—		—		—		(1.18)		(0.86)
Total Distributions	—		(0.09)		(0.10)		(0.09)		(1.28)		(0.99)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$24.68		$27.24		$20.31		$19.19		$21.57		$24.02
Total Return(4)	(9.36	)%(10)	34.54%		6.37%		(10.63)%		(4.77)%		(1.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,250		$23,952		$18,824		$19,065		$26,701		$35,863
Ratio of Expenses to Average Net Assets(12)	1.31	%(5)(11)	1.36	%(5)	1.45	%(5)(8)	1.56	%(5)(7)	1.57	%(5)	1.52	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		N/A		1.52	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(12)	0.74	%(5)(11)	0.42	%(5)	0.55	%(5)	0.34	%(5)	0.45	%(5)	0.49	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(11)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%
Portfolio Turnover Rate	23	%(10)	35%		33%		40%		43%		49%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.40%		1.48%		1.76%		1.82%		1.78%
Net Investment Income to Average Net Assets	N/A		0.38%		0.52%		0.14%		0.20%		0.23%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Financial Highlights

Emerging Markets Portfolio

	Class L
	Six Months Ended June 30, 2018		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$26.85		$20.08		$18.98		$21.39		$23.91		$25.27
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.02		(0.01)		0.00	(3)	(0.04)		(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss)	(2.62)		6.80		1.10		(2.33)		(1.23)		(0.37)
Total from Investment Operations	(2.60)		6.79		1.10		(2.37)		(1.28)		(0.42)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		—		(0.04)		(0.06)		(0.08)
Net Realized Gain	—		—		—		—		(1.18)		(0.86)
Total Distributions	—		(0.02)		—		(0.04)		(1.24)		(0.94)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$24.25		$26.85		$20.08		$18.98		$21.39		$23.91
Total Return(4)	(9.65	)%(10)	33.80%		5.80%		(11.11)%		(5.26)%		(1.56)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$231		$253		$239		$226		$210		$203
Ratio of Expenses to Average Net Assets(12)	1.89	%(5)(11)	1.90	%(5)	2.01	%(5)(8)	2.09	%(5)(7)	2.10	%(5)	2.03	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		N/A		2.03	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(12)	0.17	%(5)(11)	(0.03	)%(5)	0.00	%(5)(9)	(0.19	)%(5)	(0.21	)%(5)	(0.18	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(11)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%
Portfolio Turnover Rate	23	%(10)	35%		33%		40%		43%		49%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.47	%(11)	2.54%		2.69%		2.78%		2.97%		2.54%
Net Investment Loss to Average Net Assets	(0.41	)%(11)	(0.67)%		(0.68)%		(0.88)%		(1.08)%		(0.69)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Financial Highlights

Emerging Markets Portfolio

	Class C
	Six Months Ended June 30, 2018		Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	(unaudited)		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$26.66		$19.99		$18.95		$23.16
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.01)		(0.09)		(0.04)		(0.03)
Net Realized and Unrealized Gain	(2.60)		6.78		1.09		(4.14)
Total from Investment Operations	(2.61)		6.69		1.05		(4.17)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		(0.01)		(0.04)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$24.05		$26.66		$19.99		$18.95
Total Return(5)	(9.76	)%(10)	33.45%		5.56%		(18.03	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$798		$817		$608		$10
Ratio of Expenses to Average Net Assets(12)	2.14	%(6)(11)	2.15	%(6)	2.24	%(6)(8)	2.33	%(6)(7)(11)
Ratio of Net Investment Loss to Average Net Assets(12)	(0.08	)%(6)(11)	(0.36	)%(6)	(0.19	)%(6)	(0.23	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(11)	0.00	%(9)	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	23	%(10)	35%		33%		40%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.21	%(11)	2.30%		2.58%		22.89	%(11)
Net Investment Loss to Average Net Assets	(0.15	)%(11)	(0.51)%		(0.53)%		(20.79	)%(11)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Six Months Ended June 30, 2018		Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	(unaudited)		2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$27.96		$20.83		$19.68		$22.14		$24.64		$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.16		0.21		0.21		0.17		0.22		(0.01)
Net Realized and Unrealized Gain (Loss)	(2.75)		7.11		1.12		(2.44)		(1.32)		0.46
Total from Investment Operations	(2.59)		7.32		1.33		(2.27)		(1.10)		0.45
Distributions from and/or in Excess of:
Net Investment Income	—		(0.19)		(0.18)		(0.19)		(0.22)		(0.14)
Net Realized Gain	—		—		—		—		(1.18)		(0.59)
Total Distributions	—		(0.19)		(0.18)		(0.19)		(1.40)		(0.73)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$25.37		$27.96		$20.83		$19.68		$22.14		$24.64
Total Return(5)	(9.20	)%(11)	35.09%		6.79%		(10.29)%		(4.36)%		1.85	%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$970,063		$1,034,348		$657,106		$297,469		$325,029		$10
Ratio of Expenses to Average Net Assets(13)	0.92	%(6)(12)	0.95	%(6)	1.04	%(6)(9)	1.16	%(6)(8)	1.18	%(6)	1.17	%(6)(7)(12)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		N/A		1.17	%(6)(7)(12)
Ratio of Net Investment Income (Loss) to Average Net Assets(13)	1.14	%(6)(12)	0.82	%(6)	0.99	%(6)	0.75	%(6)	0.89	%(6)	(0.21	)%(6)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(12)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01	%(12)
Portfolio Turnover Rate	23	%(11)	35%		33%		40%		43%		49%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.98%		1.07%		1.35%		1.42%		6.65	%(12)
Net Investment Income (Loss) to Average Net Assets	N/A		0.79%		0.96%		0.56%		0.65%		(5.69	)%(12)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(10)  Amount is less than 0.005%.

(11)  Not annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Financial Highlights

Emerging Markets Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to June 30, 2018 (unaudited)
Net Asset Value, Beginning of Period	$26.23
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.40
Net Realized and Unrealized Loss	(1.25)
Total from Investment Operations	(0.85)
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$25.38
Total Return(4)	(3.24	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets(9)	0.92	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	6.12	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)
Portfolio Turnover Rate	23	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	15.11	%(8)
Net Investment Loss to Average Net Assets	(8.07	)%(8)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited)

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or

18

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

19

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$36,819	$—	$—	$36,819
Banks	302,932	—	—	302,932
Beverages	16,586	—	—	16,586
Biotechnology	4,799	—	—	4,799
Capital Markets	9,594	—	—	9,594
Commercial Banks	3,045	—	—	3,045
Construction & Engineering	2,536	—	—	2,536
Construction Materials	17,361	—	—	17,361
Distributors	8,104	—	—	8,104
Diversified Consumer Services	15,526	—	—	15,526
Diversified Financial Services	6,015	—	—	6,015
Diversified Telecommunication Services	14,893	—	—	14,893
Electric Utilities	6,047	—	—	6,047
Electronic Equipment, Instruments & Components	19,264	—	—	19,264
Food & Staples Retailing	49,674	—	—	49,674
Food Products	35,994	—	—	35,994
Health Care Providers & Services	19,296	—	—	19,296
Hotels, Restaurants & Leisure	23,186	—	—	23,186
Household Durables	16,221	—	—	16,221
Household Products	10,154	—	—	10,154
Industrial Conglomerates	29,603	—	—	29,603
Insurance	32,518	—	—	32,518
Internet & Direct Marketing Retail	5,902	—	—	5,902
Internet Software & Services	167,108	—	—	167,108
Machinery	20,921	—	—	20,921
Media	17,617	—	—	17,617
Metals & Mining	10,390	—	—	10,390
Multi-Line Retail	13,581	—	—	13,581
Oil, Gas & Consumable Fuels	40,458	—	—	40,458
Personal Products	15,984	—	—	15,984
Pharmaceuticals	24,849	—	—	24,849
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$21,075	$—	$—	$21,075
Semiconductors & Semiconductor Equipment	67,683	—	—	67,683
Tech Hardware, Storage & Peripherals	50,660	—	—	50,660
Textiles, Apparel & Luxury Goods	56,107	—	—	56,107
Transportation Infrastructure	10,489	—	—	10,489
Wireless Telecommunication Services	18,403	—	—	18,403
Total Common Stocks	1,221,394	—	—	1,221,394
Short-Term Investments
Investment Company	74,172	—	—	74,172
Total Assets	1,295,566	—	—	1,295,566
Liabilities:
Foreign Currency Forward Exchange Contract	—	(103)	—	(103)
Total	$1,295,566	$(103)	$—	$1,295,463

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2018, securities with a total value of approximately $913,663,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2017 were valued using unadjusted quoted prices at June 30, 2018. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

20

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative

21

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2018:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(103)

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2018 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$(103)

At June 30, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contract	$—	$(103)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or

22

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$103	$—	$—	$103

For the six months ended June 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contract:
Average monthly principal amount	$33,031,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$16,944	(c)	$—	$(16,944	)(d)(e)	$0

(c) Represents market value of loaned securities at period end.

(d) The Fund received cash collateral of approximately $16,016,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,386,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(e) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide

23

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of June 30, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$16,016	$—	$—	$—	$16,016
Total Borrowings	$16,016	$—	$—	$—	$16,016
Gross amount of recognized liabilities for securities lending transactions					$16,016

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the six months ended June 30, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2018, approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a

24

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $320,555,000 and $314,766,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2018, advisory fees paid were reduced by approximately $44,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$46,342	$200,289	$172,459	$408
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2018 (000)
Liquidity Funds	$—	$—	$74,172

25

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

During the six months ended June 30, 2018, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest

Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,134	$—	$8,111	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(1,144)	$1,144	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$70	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $30,544,000 and $2,899,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability

26

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $43,182,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the six months ended June 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At June 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.8%.

27

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the five-year period but better than its peer group average for the one- and three-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

28

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

29

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

30

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

31

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Semi-Annual Report — June 30, 2018

Director and Officer Information (unaudited)

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSAN
2195059 EXP. 08.31.19

Morgan Stanley Asia-Pacific Fund, Inc.

Directors

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Patricia Maleski

Michael E. Nugent,

Chair of the Board

W. Allen Reed

Fergus Reid

Officers

John H. Gernon

President and Principal
Executive Officer

Timothy J. Knierim

Chief Compliance Officer

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Michael J. Key

Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP

30 Rockefeller Plaza

New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2018 Morgan Stanley.

CEAPFANN
2007611 EXP 2.28.19

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley Asia-Pacific Fund, Inc. NYSE: APF

Annual Report

December 31, 2017

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Letter to Stockholders	3
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	23
Portfolio Management	24
Investment Policy	25
Dividend Reinvestment and Cash Purchase Plan	30
Privacy Notice	31
Director and Officer Information	35

2

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Letter to Stockholders (unaudited)

Performance

For the year ended December 31, 2017, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had total returns of 35.31%, based on net asset value, and 37.37% based on market value per share (including reinvestment of distributions). The Fund's benchmark, the MSCI All Country Asia Pacific ex Japan Index (the "Index")*, which returned 36.99%. On December 31, 2017, the closing price of the Fund's shares on the New York Stock Exchange was $18.40, representing a 12.4% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Asia recorded strong performance for the year as an earnings recovery in North Asia led the market rally. The best-performing sector for the year remained information technology (IT), which had heavy representation in markets such as China, Korea and Taiwan. For the year, the IT sector outperformed the consumer discretionary sector (the second best-performing sector) by more than 20%. The gap between China (the best-performing country) and Korea (the second best-performing country) was smaller, at 6.6%.

•  While stock selection contributed to overall performance, the overweight allocation to Indonesia, along with the underweight allocation to China, detracted from performance. Stock selection in China, Australia and India were the biggest contributors, while stock selection in Korea and Singapore detracted from performance.

Management Strategies

•  The Fund seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection.

•  China's macroeconomic activity remained stable throughout the year, with the official manufacturing PMI (purchasing managers index) recording 51.6 in the latest reading released for December 2017 and foreign reserves for November 2017 reaching $3.12 trillion(i). The foreign reserves level, which had been a big concern for much of 2016, was not a significant focus for 2017, as it remained above the $3 trillion threshold. China remained a focal point with the announcement by MSCI to begin including China A shares in many of the global indices in June 2018. The 19th National Party Congress was another event that captured investors' attention. The two major takeaways from President Xi's speech were the growing emphasis on quality and equality, along with the subtle de-emphasis on specific growth targets. His speech outlined his long-term vision for China (a modern socialist economy by 2035 and a great socialist economy by 2050) without specifying a gross domestic product (GDP) target, perhaps signaling a subtle shift of the party's primary development objective.

•  In India, politics will also likely dominate headlines into 2018. There were some significant measures announced after the demonetization that occurred in November 2016. State-owned banks' capital position has been a longstanding source of concern, with bad loans amounting to nearly 15% of assets.(ii) The government announced a surprising $33 billion recapitalization scheme (composed of recapitalization bonds worth $21 billion, already-budgeted fiscal support worth $3 billion and the banks' own capital

3

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Letter to Stockholders (unaudited) (cont'd)

raisings worth $9 billion). The net cost to the government would be the interest cost on the $21 billion of recap bonds, which is estimated at $1.2 to 1.4 billion that will be part of the fiscal deficit. In the latest election, which occurred in December 2017, Prime Minister Modi's Bharatiya Janata Party (BJP) won the two key states of Gujarat and Himachal Pradesh, which bodes positively for Modi in the 2019 national general election. Most of the 2017 economic data were positive, especially on the easier comparisons versus December 2016's softer data post-demonetization, with auto sales up sharply along with cement sales.

•  As with other central banks in Asia such as Hong Kong, India, Indonesia, the Philippines, Taiwan and Thailand, Australia's central bank left the policy rates unchanged. The Australian government now forecasts the budget deficit to narrow and the prime minister announced plans to lower personal income tax before the federal election in 2019.

•  In Southeast Asian countries, the Asian Development Bank raised the 2017 growth expectation for Malaysia to 5.8% from 5.4%, even as the country agreed to extend oil production cuts.(iii) The Indonesian Finance Ministry remained more upbeat on the growth outlook for 2018 at 5.4%.(iii) The World Bank is now forecasting the Philippines growth rate at 6.7% for 2018.(iii)

•  The Fund was overweight in Indonesia, India, the Philippines and Malaysia, and remained underweight in Korea, Australia, China, Taiwan and Hong Kong in the 12-month period.

•  From a sector perspective, we have overweight exposures to the consumer discretionary, health care and industrials sectors, and underweight exposures to the financials, materials, utilities, real estate and energy sectors.

•  Our focus on quality and growth remains.

Sincerely,

John H. Gernon
President and Principal Executive Officer  January 2018

*The MSCI All Country Asia Pacific ex Japan Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets in the Asia Pacific region excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index. The Fund changed its benchmark effective market open on April 10, 2014 to MSCI All Country Asia Pacific ex Japan Index.

i Source: China Federation of Logistics and Purchasing, and People's Bank of China

ii Source: Reserve Bank of India, Macquarie, Company Data

iii Data as of December 2017

4

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (98.5%)
Australia (15.7%)
Banks
National Australia Bank Ltd.	203,621	$4,684
Westpac Banking Corp.	183,821	4,487
		9,171
Biotechnology
CSL Ltd.	42,170	4,641
Capital Markets
ASX Ltd.	77,125	3,298
Construction Materials
Boral Ltd.	772,106	4,680
Containers & Packaging
Amcor Ltd.	270,772	3,254
Food & Staples Retailing
Woolworths Group Ltd.	191,673	4,080
Health Care Providers & Services
Ramsay Health Care Ltd.	43,269	2,363
Hotels, Restaurants & Leisure
Tabcorp Holdings Ltd.	887,654	3,861
Oil, Gas & Consumable Fuels
Origin Energy Ltd. (a)	191,597	1,409
Santos Ltd. (a)	653,875	2,773
		4,182
Real Estate Management & Development
Lend Lease Group REIT	329,656	4,198
		43,728
China (26.1%)
Banks
Bank of China Ltd. H Shares (b)	12,673,000	6,219
China Construction Bank Corp. H Shares (b)	6,174,560	5,679
		11,898
Diversified Consumer Services
New Oriental Education & Technology Group, Inc. ADR	23,957	2,252
TAL Education Group ADR	74,538	2,215
		4,467
Diversified Telecommunication Services
China Unicom Hong Kong Ltd. (a)(b)	888,000	1,202
	Shares	Value (000)
Electronic Equipment, Instruments & Components
AAC Technologies Holdings, Inc. (b)	40,000	$711
Food Products
China Mengniu Dairy Co., Ltd. (a)(b)	515,000	1,531
Insurance
China Pacific Insurance Group Co., Ltd. H Shares (b)	819,428	3,919
Internet & Direct Marketing Retail
Ctrip.com International Ltd. ADR (a)	6,746	298
JD.com, Inc. ADR (a)	59,908	2,481
		2,779
Internet Software & Services
Alibaba Group Holding Ltd. ADR (a)	54,916	9,469
NetEase, Inc. ADR	4,255	1,468
Sogou, Inc. ADR (a)	79,326	918
Tencent Holdings Ltd. (b)	483,500	24,995
		36,850
Oil, Gas & Consumable Fuels
PetroChina Co., Ltd. H Shares (b)	1,938,000	1,352
Pharmaceuticals
CSPC Pharmaceutical Group Ltd. (b)	906,000	1,829
Sino Biopharmaceutical Ltd. (b)	1,342,000	2,375
		4,204
Real Estate Management & Development
China Overseas Land & Investment Ltd. (b)	214,000	689
Textiles, Apparel & Luxury Goods
Shenzhou International Group Holdings Ltd. (b)	172,000	1,634
Wireless Telecommunication Services
China Mobile Ltd. (b)	127,280	1,288
		72,524
Hong Kong (8.4%)
Banks
BOC Hong Kong Holdings Ltd.	1,096,500	5,546
Capital Markets
Hong Kong Exchanges & Clearing Ltd.	60,100	1,836
Diversified Telecommunication Services
HKT Trust & HKT Ltd.	131,340	167
Industrial Conglomerates
CK Hutchison Holdings Ltd.	272,768	3,424

The accompanying notes are an integral part of the financial statements.

5

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Portfolio of Investments (cont'd)

	Shares	Value (000)
Hong Kong (cont'd)
Insurance
AIA Group Ltd.	717,000	$6,115
Real Estate Management & Development
CK Asset Holdings Ltd.	426,768	3,730
Wharf Holdings Ltd. (The)	75,000	260
Wharf Real Estate Investment Co., Ltd. (a)	75,000	499
		4,489
Semiconductors & Semiconductor Equipment
ASM Pacific Technology Ltd.	26,600	370
Textiles, Apparel & Luxury Goods
Samsonite International SA	333,900	1,534
		23,481
India (10.8%)
Automobiles
Maruti Suzuki India Ltd.	25,930	3,947
Banks
ICICI Bank Ltd.	269,208	1,320
ICICI Bank Ltd. ADR	103,000	1,002
IndusInd Bank Ltd.	126,060	3,256
		5,578
Construction Materials
Shree Cement Ltd.	9,250	2,623
Machinery
Ashok Leyland Ltd.	1,710,290	3,184
Media
Inox Leisure Ltd. (a)	205,404	940
Zee Entertainment Enterprises Ltd.	345,329	3,147
		4,087
Oil, Gas & Consumable Fuels
Bharat Petroleum Corp., Ltd.	435,634	3,529
Personal Products
Marico Ltd.	733,833	3,707
Thrifts & Mortgage Finance
Housing Development Finance Corp., Ltd.	99,042	2,651
Transportation Infrastructure
Gateway Distriparks Ltd.	174,884	646
		29,952
	Shares	Value (000)
Indonesia (5.2%)
Automobiles
Astra International Tbk PT	3,946,200	$2,412
Banks
Bank Mandiri Persero Tbk PT	5,084,600	2,994
Construction Materials
Semen Indonesia Persero Tbk PT	2,783,400	2,031
Diversified Telecommunication Services
Telekomunikasi Indonesia Persero Tbk PT	7,766,300	2,528
Household Products
Unilever Indonesia Tbk PT	575,200	2,370
Real Estate Management & Development
Bumi Serpong Damai Tbk PT	8,364,700	1,048
Wireless Telecommunication Services
XL Axiata Tbk PT (a)	5,365,550	1,171
		14,554
Korea, Republic of (10.1%)
Aerospace & Defense
Korea Aerospace Industries Ltd. (a)	39,497	1,748
Auto Components
Mando Corp. (a)	6,546	1,882
Automobiles
Hyundai Motor Co.	15,112	2,201
Biotechnology
Hugel, Inc. (a)	3,841	2,001
Construction & Engineering
Hyundai Development Co-Engineering & Construction	39,138	1,409
Electric Utilities
Korea Electric Power Corp.	48,735	1,737
Household Durables
Coway Co., Ltd.	18,366	1,673
Hanssem Co., Ltd. (a)	5,466	919
		2,592
Industrial Conglomerates
CJ Corp. (a)	12,666	2,149
Internet Software & Services
NAVER Corp.	4,011	3,257

The accompanying notes are an integral part of the financial statements.

6

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Portfolio of Investments (cont'd)

	Shares	Value (000)
Korea, Republic of (cont'd)
Tech Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	2,227	$5,291
Samsung Electronics Co., Ltd. (Preference)	1,953	3,807
		9,098
		28,074
Malaysia (4.6%)
Banks
Malayan Banking Bhd	780,677	1,889
Construction & Engineering
Gamuda Bhd	1,260,200	1,542
Food Products
Sime Darby Plantation Bhd (a)	695,000	1,030
Health Care Providers & Services
IHH Healthcare Bhd	1,519,300	2,200
Hotels, Restaurants & Leisure
Genting Malaysia Bhd	2,170,200	3,018
Industrial Conglomerates
Sime Darby Bhd	695,000	379
Real Estate Management & Development
Sime Darby Property Bhd (a)	695,000	306
Transportation Infrastructure
Malaysia Airports Holdings Bhd	1,094,800	2,384
		12,748
Philippines (2.8%)
Banks
Metropolitan Bank & Trust Co.	1,280,853	2,600
Diversified Financial Services
Ayala Corp.	79,226	1,611
Industrial Conglomerates
SM Investments Corp.	107,500	2,129
Real Estate Management & Development
Ayala Land, Inc.	1,487,300	1,326
		7,666
Singapore (3.2%)
Banks
DBS Group Holdings Ltd.	154,200	2,855
Oversea-Chinese Banking Corp., Ltd.	223,300	2,063
		4,918
	Shares	Value (000)
Distributors
Jardine Cycle & Carriage Ltd.	26,000	$790
Diversified Telecommunication Services
Singapore Telecommunications Ltd.	265,000	707
Industrial Conglomerates
Keppel Corp., Ltd.	224,400	1,229
Real Estate Management & Development
CapitaLand Ltd.	479,900	1,265
		8,909
Taiwan (8.5%)
Electronic Equipment, Instruments & Components
Delta Electronics, Inc.	396,532	1,909
Hon Hai Precision Industry Co., Ltd.	576,855	1,838
Largan Precision Co., Ltd.	15,000	2,020
		5,767
Food & Staples Retailing
President Chain Store Corp.	118,000	1,125
Household Durables
Nien Made Enterprise Co., Ltd.	184,000	1,966
Semiconductors & Semiconductor Equipment
Advanced Semiconductor Engineering, Inc.	979,442	1,257
MediaTek, Inc.	142,000	1,400
Taiwan Semiconductor Manufacturing Co., Ltd.	1,463,592	11,246
		13,903
Tech Hardware, Storage & Peripherals
Advantech Co., Ltd.	129,195	913
		23,674
Thailand (1.8%)
Construction & Engineering
Sino-Thai Engineering & Construction PCL (Foreign)	738,800	531
Food & Staples Retailing
CP ALL PCL (Foreign)	490,300	1,157
Health Care Providers & Services
Bangkok Dusit Medical Services PCL (Foreign)	1,465,500	938
Oil, Gas & Consumable Fuels
PTT PCL (Foreign)	80,900	1,092

The accompanying notes are an integral part of the financial statements.

7

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Portfolio of Investments (cont'd)

	Shares	Value (000)
Thailand (cont'd)
Real Estate Management & Development
Central Pattana PCL (Foreign)	487,200	$1,272
		4,990
United States (1.3%)
Health Care Equipment & Supplies
ResMed, Inc. CDI	426,151	3,631
TOTAL COMMON STOCKS (Cost $189,598)		273,931
SHORT-TERM INVESTMENT (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $7,009)	7,008,952	7,009
TOTAL INVESTMENTS (101.0%) (Cost $196,607) (c)(d)		280,940
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)		(2,676)
NET ASSETS (100.0%)		$278,264

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $247,003,000 and 88.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $197,901,000. The aggregate gross unrealized appreciation is approximately $85,541,000 and the aggregate gross unrealized depreciation is approximately $2,502,000, resulting in net unrealized appreciation of approximately $83,039,000.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	59.6%
Banks	15.8
Internet Software & Services	14.3
Real Estate Management & Development	5.2
Semiconductors & Semiconductor Equipment	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

8

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Financial Statements

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $189,598)	$273,931
Investment in Security of Affiliated Issuer, at Value (Cost $7,009)	7,009
Total Investments in Securities, at Value (Cost $196,607)	280,940
Foreign Currency, at Value (Cost $133)	135
Dividends Receivable	23
Receivable for Investments Sold	21
Tax Reclaim Receivable	7
Receivable from Affiliate	6
Other Assets	22
Total Assets	281,154
Liabilities:
Dividends Declared	2,000
Payable for Custodian Fees	251
Payable for Advisory Fees	235
Deferred Capital Gain Country Tax	234
Payable for Professional Fees	118
Payable for Administration Fees	8
Payable for Stockholder Servicing Agent Fees	6
Other Liabilities	38
Total Liabilities	2,890
Net Assets
Applicable to 13,242,373 Issued and Outstanding $0.01 Par Value Shares (200,000,000 Shares Authorized)	$278,264
Net Asset Value Per Share	$21.01
Net Assets Consist of:
Common Stock	$132
Paid-in-Capital	202,245
Distributions in Excess of Net Investment Income	(18)
Accumulated Net Realized Loss	(8,195)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $234 of Deferred Capital Gain Country Tax)	84,099
Foreign Currency Translations	1
Net Assets	$278,264

The accompanying notes are an integral part of the financial statements.

9

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $446 of Foreign Taxes Withheld)	$5,422
Dividends from Security of Affiliated Issuer (Note E)	46
Total Investment Income	5,468
Expenses:
Advisory Fees (Note B)	2,523
Custodian Fees (Note D)	371
Professional Fees	214
Administration Fees (Note C)	202
Stockholder Reporting Expenses	58
Stockholder Servicing Agent Fees	27
Directors' Fees and Expenses	9
Other Expenses	56
Total Expenses	3,460
Waiver of Administration Fees (Note C)	(116)
Rebate from Morgan Stanley Affiliate (Note E)	(11)
Net Expenses	3,333
Net Investment Income	2,135
Realized Gain (Loss):
Investments Sold	12,445
Foreign Currency Transactions	(43)
Net Realized Gain	12,402
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $234)	58,817
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	58,819
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	71,221
Net Increase in Net Assets Resulting from Operations	$73,356

The accompanying notes are an integral part of the financial statements.

10

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,135	$2,370
Net Realized Gain (Loss)	12,402	(7,642)
Net Change in Unrealized Appreciation (Depreciation)	58,819	8,702
Net Increase in Net Assets Resulting from Operations	73,356	3,430
Distributions from and/or in Excess of:
Net Investment Income	(2,000)	(2,000)
Capital Share Transactions:
Repurchase of Shares (482,087 and 158,937 shares)	(7,856)	(2,254)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,856)	(2,254)
Total Increase (Decrease)	63,500	(824)
Net Assets:
Beginning of Period	214,764	215,588
End of Period (Including Distributions in Excess of Net Investment Income of $(18) and $(110))	$278,264	$214,764

The accompanying notes are an integral part of the financial statements.

11

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$15.65		$15.53		$16.45		$18.76		$17.19
Net Investment Income(2)	0.16		0.17		0.16		0.15		0.15
Net Realized and Unrealized Gain (Loss)	5.26		0.08		(0.96)		(1.32)		1.60
Total from Investment Operations	5.42		0.25		(0.80)		(1.17)		1.75
Distributions from and/or in excess of:
Net Investment Income	(0.15)		(0.15)		(0.14)		(0.05)		(0.22)
Net Realized Gain	—		—		—		(1.16)		—
Total Distributions	(0.15)		(0.15)		(0.14)		(1.21)		(0.22)
Anti-Dilutive Effect of Share Repurchase Program	0.09		0.02		0.02		0.00	(3)	0.02
Anti-Dilutive Effect of Tender Offer	—		—		—		0.07		0.02
Net Asset Value, End of Period	$21.01		$15.65		$15.53		$16.45		$18.76
Per Share Market Value, End of Period	$18.40		$13.50		$13.83		$14.85		$16.56
TOTAL INVESTMENT RETURN:(4)
Market Value	37.37%		(1.37)%		(5.78)%		(3.23)%		12.02%
Net Asset Value	35.31%		1.82%		(4.49)%		(5.38)%		10.59%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$278,264		$214,764		$215,588		$230,439		$328,730
Ratio of Expenses to Average Net Assets(7)	1.32	%(5)	1.23	%(5)	1.29	%(5)	1.32	%(5)	1.28	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	0.85	%(5)	1.09	%(5)	0.95	%(5)	0.82	%(5)	0.82	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	41%		41%		46%		79%		42%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator
Ratio of Expenses to Average Net Assets	1.37%		1.35%		1.34%		1.38%		1.33%
Ratio of Net Investment Income to Average Net Assets	0.80%		0.97%		0.90%		0.76%		0.77%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

12

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements

The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), believe have economic characteristics similar to equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges;

13

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

(4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser, a whole owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

14

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$1,748	$—	$1,748
Auto Components	—	1,882	—	1,882
Automobiles	—	8,560	—	8,560
Banks	1,002	43,592	—	44,594
Biotechnology	—	6,642	—	6,642
Capital Markets	—	5,134	—	5,134
Construction & Engineering	—	3,482	—	3,482
Construction Materials	—	9,334	—	9,334
Containers & Packaging	—	3,254	—	3,254
Distributors	—	790	—	790
Diversified Consumer Services	4,467	—	—	4,467
Diversified Financial Services	—	1,611	—	1,611
Diversified Telecommunication Services	—	4,604	—	4,604
Electric Utilities	—	1,737	—	1,737
Electronic Equipment, Instruments & Components	—	6,478	—	6,478

15

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Food & Staples Retailing	$—	$6,362	$—	$6,362
Food Products	1,030	1,531	—	2,561
Health Care Equipment & Supplies	—	3,631	—	3,631
Health Care Providers & Services	—	5,501	—	5,501
Hotels, Restaurants & Leisure	—	6,879	—	6,879
Household Durables	—	4,558	—	4,558
Household Products	—	2,370	—	2,370
Industrial Conglomerates	—	9,310	—	9,310
Insurance	—	10,034	—	10,034
Internet & Direct Marketing Retail	2,779	—	—	2,779
Internet Software & Services	11,855	28,252	—	40,107
Machinery	—	3,184	—	3,184
Media	—	4,087	—	4,087
Oil, Gas & Consumable Fuels	—	10,155	—	10,155
Personal Products	—	3,707	—	3,707
Pharmaceuticals	—	4,204	—	4,204
Real Estate Management & Development	805	13,788	—	14,593
Semiconductors & Semiconductor Equipment	—	14,273	—	14,273
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Tech Hardware, Storage & Peripherals	$—	$10,011	$—	$10,011
Textiles, Apparel & Luxury Goods	—	3,168	—	3,168
Thrifts & Mortgage Finance	—	2,651	—	2,651
Transportation Infrastructure	—	3,030	—	3,030
Wireless Telecommunication Services	—	2,459	—	2,459
Total Common Stocks	21,938	251,993	—	273,931
Short-Term Investment
Investment Company	7,009	—	—	7,009
Total Assets	$28,947	$251,993	$—	$280,940

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $198,752,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

16

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of securities and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses

17

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

  The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley.

The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the year ended December 31, 2017, approximately $116,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $101,115,000 and $110,478,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

18

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $11,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,032	$45,299	$43,322	$46
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$7,009

During the year ended December 31, 2017, the Fund incurred approximately $24,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax

19

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,000	$—	$2,000	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(43)	$43	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$317	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term capital losses of approximately $7,213,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $12,083,000.

G.  Other: As permitted by the Fund's offering prospectus, on January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the year ended December 31, 2017, the Fund repurchased 482,087 of its shares at an average discount of 12.85% from NAV. Since the inception of the program, the Fund has repurchased 22,936,601 of its shares at an average discount of 16.89% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

20

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 34.1%.

H.  Results of Annual Meeting of Stockholders (unaudited): On June 21, 2017, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Kathleen A. Dennis	8,624,959	3,005,752
Joseph J. Kearns	8,602,899	3,027,812
Michael E. Nugent	8,602,163	3,028,548
Fergus Reid	8,646,643	2,984,068
Patricia Maleski	8,636,694	2,994,017

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,000,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $446,000 and has derived net income from sources within foreign countries amounting to approximately $5,872,000.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

21

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

22

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Asia-Pacific Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

23

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund's portfolio are May Yu, a Managing Director of the Adviser and Munib Madni, a Managing Director of MSIM Company.

Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013. From August 2012 to June 2013, she was associated with MSIM Company in an investment management capacity. From February 2011 to August 2012, Ms. Yu was lead portfolio manager at China International Capital Corporation. She began managing the Fund in August 2012. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and began managing the Fund in May 2012.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM Company that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

24

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those

25

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Investment Policy (unaudited) (cont'd)

securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact

26

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Investment Policy (unaudited) (cont'd)

business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

27

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Investment Policy (unaudited) (cont'd)

Exchange-Listed Equities via Stock Connect Program

The Shanghai-Hong Kong Stock Connect program and the recently launched Shenzhen-Hong Kong Stock Connect programs ("Stock Connect") allows non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai and Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operations reasons. Similarly, the Fund will not be able to vote in shareholders' meetings except through HKSCC and will not be able to attend shareholders' meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of

28

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Investment Policy (unaudited) (cont'd)

the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of a Fund's holding of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held to the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China's short-term trading rules.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

29

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1(800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

30

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

31

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Privacy Notice (unaudited) (cont'd)

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

32

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Privacy Notice (unaudited) (cont'd)

5. How Can You Limit the Use of Certain Types Of Personal Information By Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties.

33

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Privacy Notice (unaudited) (cont'd)

If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.

35

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

36

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

37

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

38

Morgan Stanley Asia-Pacific Fund, Inc.

December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Asia-Pacific Fund, Inc.

Directors

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Patricia Maleski

Michael E. Nugent,

Chair of the Board

W. Allen Reed

Fergus Reid

Officers

John H. Gernon

President and Principal
Executive Officer

Timothy J. Knierim

Chief Compliance Officer

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Michael J. Key

Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP

30 Rockefeller Plaza

New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2018 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley
Asia-Pacific
Fund, Inc.
NYSE: APF

Semi-Annual Report

June 30, 2018

CEAPFSAN
2196785 EXP 08.31.2019

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Investment Advisory Agreement Approval	24
Portfolio Management	27
Investment Policy	28
Dividend Reinvestment and Cash Purchase Plan	33
Privacy Notice	34

2

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2018, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had total returns of -5.77%, based on net asset value, and -7.04% based on market value per share (including reinvestment of distributions), compared to its benchmark, the MSCI All Country Asia Pacific Ex Japan Index (the "Index")*, which returned -4.16%. On June 30, 2018, the closing price of the Fund's shares on the New York Stock Exchange was $17.08, representing a 13.6% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  It was a tough first half of 2018 performance, as every market with the exception of New Zealand fell. Some markets recorded large double-digit declines for the six-month period, including the Philippines (-21.50%), Indonesia (-18.82%) and Pakistan (-11.68%). At the sector level, the more defensives sectors such as health care, consumer staples and utilities recorded positive returns of 10.48%, 1.90% and 0.76%, respectively, while energy returned 3.07% on the back of stronger oil prices. Telecommunication services was the worst-performing sector, down 13.09%, and consumer discretionary also declined 10.24%.

•  Stock selection detracted, as stock selection in Korea, Taiwan, Hong Kong and Indonesia was unfavorable, along with underperformance from the overweight allocations to Indonesia and the Philippines. Our underweight allocation to Korea contributed positively, however.

Management Strategies

•  The Fund seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection.

•  The markets were impacted by the rising risk of a trade war with the U.S. and concerns over the Federal Reserve (Fed) rate cycle. Concerns about slowing in China added to the woes. In Southeast Asian markets, there has been a steady trend of earnings cuts, particularly given the rising political uncertainty in Malaysia with the surprise election win by Prime Minister Mahathir. During the first half of 2018, most of the Asian currencies were under pressure, especially the Philippine peso and the Indian rupee, which declined more than 6%.i

•  Tariff policy was the main driver of the weakness in China as the Trump administration finalized the list of $50 billion worth of products and tweeted about potentially $200 billion more of Chinese goods that could be impacted. This threat pushed the Shanghai Composite Index below 3,000 on June 19, 2018, for the first time since March of 2016ii and saw both onshore and offshore renminbi depreciate. Separately, the People's Bank of China (PBOC) also changed the wording on liquidity from "reasonably stable" to "reasonably ample." This came on the heels of slower credit growth. Bond issuance overall also slowed with a recent increase in bond defaults and slower trust loans, given the new asset management plan rules announced in April. Overall money supply growth remained stable. However, the aggregate financing dropped significantly, reflecting the deleveraging drive by the government, which is shrinking the size of the shadow banking impact.

3

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Letter to Stockholders (unaudited) (cont'd)

•  In the latter part of the reporting period, the PBOC cut the reserve requirement ratio by 50 basis points (bps). There have also been rising concerns about stock pledges, as this was an issue during the 2015 stock market correction.

•  The big news during the first half of 2018 was the MSCI inclusion of China A-share into the global indexes on June 1, 2018. The initial weighting was small and the initial response seemed muted, but we expect the weighting allocated by institutional investors to rise over the coming years.

•  For Korea, the most significant event occurred outside the country as North Korea's leader Kim Jong Un and U.S. President Trump met in Singapore, where they signed a joint declaration of denuclearization of the peninsula. While the details remained unclear, the move should perhaps help reduce the political tension. The South Korean government has pushed for more engagement. For the market, foreign investors had been net sellers for five straight months. Locally, the ruling party also won decisively in the local election, which should allow President Moon to push ahead with his current agenda.

•  After the relatively weaker start to the year, India fared better in the second quarter. Inflation continued to be on the rise, reaching 4.90% in June, in line with expectations. The Reserve Bank of India decided to hike the key repo rate by 25 bps to 6.25%, while maintaining a neutral stance. This unanimous vote to hike the benchmark repo rate comes after four years, and took into consideration upside revision of inflation forecasts, rising commodity prices and rising global yields. Heading into monsoon season, the Indian Meteorological Department expected a good monsoon rainfall in the sowing month of July. The Bharatiya Janata party (BJP) emerged as the single largest party in the state of Karnataka and formed the government before subsequently being overthrown by the opposition coalition. While this was seen as a significant setback to the ruling party given upcoming general elections in 2019, we note that short-term displacements in the market created by politics have typically not been indicative of market direction in the long term.

•  Indonesia's central bank raised rates to 5.25% at the end of June, bringing in total three rate hikes in a six-week period. The Philippine central bank also raised rates twice in the first half of 2018, bringing the overnight rate to 3.25%, amid a widening trade deficit and higher inflation.

•  In Malaysia, Dr. Mahathir was sworn in as the country's seventh prime minister on May 10, 2018, forming a new federal government for the first time in its 61-year history. The election was completely unexpected, and the result reverberated across different sectors in the economy, especially those involved in infrastructure projects as the prime minister has asked for review of all major projects and canceled the high speed rail project to Singapore. The new government has also abolished the Goods and Services Tax and will likely re-introduce subsidies.

4

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Letter to Stockholders (unaudited) (cont'd)

•  At the end of June 2018, the Fund was overweight in Malaysia, Indonesia, India, and the Philippines, and remained underweight in Korea, China, Taiwan and Hong Kong.

•  From a sector perspective, we have overweight exposures to the health care and consumer discretionary sectors, and underweight exposures to the materials, utilities, information technology, energy and telecommunication services sectors.

•  Our focus on seeking stocks with quality and growth remains.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2018

*The MSCI All Country Asia Pacific ex Japan Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets in the Asia Pacific region excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index. The Fund changed its benchmark effective market open on April 10, 2014 to MSCI All Country Asia Pacific ex Japan Index.

i Source: Bloomberg L.P. Data as of June 30, 2018.

ii Source: Bloomberg L.P. Data as of June 19, 2018.

5

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (95.7%)
Australia (16.1%)
Banks
National Australia Bank Ltd.	197,447	$4,005
Westpac Banking Corp.	178,247	3,865
		7,870
Biotechnology
CSL Ltd.	40,891	5,829
Capital Markets
ASX Ltd.	74,787	3,564
Construction Materials
Boral Ltd.	748,695	3,618
Containers & Packaging
Amcor Ltd.	262,562	2,800
Food & Staples Retailing
Woolworths Group Ltd.	185,861	4,198
Health Care Providers & Services
Ramsay Health Care Ltd.	41,957	1,676
Hotels, Restaurants & Leisure
Tabcorp Holdings Ltd.	860,740	2,841
Oil, Gas & Consumable Fuels
Origin Energy Ltd. (a)	185,788	1,379
Santos Ltd. (a)	634,049	2,942
		4,321
Real Estate Management & Development
Lend Lease Group REIT	319,661	4,686
		41,403
China (27.1%)
Automobiles
Brilliance China Automotive Holdings Ltd. (b)	536,000	967
Banks
Bank of China Ltd. H Shares (b)	11,228,000	5,567
China Construction Bank Corp. H Shares (b)	8,316,560	7,685
		13,252
Beverages
Kweichow Moutai Co., Ltd., Class A	4,698	519
	Shares	Value (000)
Diversified Consumer Services
New Oriental Education & Technology Group, Inc. ADR	23,657	$2,239
TAL Education Group ADR (a)	31,138	1,146
		3,385
Diversified Telecommunication Services
China Unicom Hong Kong Ltd. (b)	862,000	1,077
Electronic Equipment, Instruments & Components
AAC Technologies Holdings, Inc. (b)	62,000	873
Food Products
China Mengniu Dairy Co., Ltd. (a)(b)	677,000	2,295
Health Care Providers & Services
Sinopharm Group Co., Ltd. H Shares (b)	126,400	508
Insurance
China Pacific Insurance Group Co., Ltd. H Shares (b)	780,228	3,018
Internet & Direct Marketing Retail
JD.com, Inc. ADR (a)	32,908	1,282
Internet Software & Services
Alibaba Group Holding Ltd. ADR (a)	50,716	9,409
Baidu, Inc. ADR (a)	2,800	681
Sogou, Inc. ADR (a)	76,926	879
Tencent Holdings Ltd. (b)	401,600	20,158
		31,127
Oil, Gas & Consumable Fuels
PetroChina Co., Ltd. H Shares (b)	2,008,000	1,528
Pharmaceuticals
CSPC Pharmaceutical Group Ltd. (b)	878,000	2,652
Sino Biopharmaceutical Ltd. (b)	1,641,000	2,519
		5,171
Real Estate Management & Development
China Overseas Land & Investment Ltd. (b)	364,000	1,199
China Resources Land Ltd. (b)	204,000	688
		1,887
Textiles, Apparel & Luxury Goods
Shenzhou International Group Holdings Ltd. (b)	167,000	2,062
Wireless Telecommunication Services
China Mobile Ltd. (b)	104,780	931
		69,882

The accompanying notes are an integral part of the financial statements.

6

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Hong Kong (8.0%)
Banks
BOC Hong Kong Holdings Ltd.	1,039,500	$4,896
Capital Markets
Hong Kong Exchanges & Clearing Ltd.	57,000	1,715
Industrial Conglomerates
CK Hutchison Holdings Ltd.	258,768	2,744
Insurance
AIA Group Ltd.	597,600	5,225
Real Estate Management & Development
CK Asset Holdings Ltd.	404,768	3,214
Swire Properties Ltd.	38,000	141
Wharf Holdings Ltd. (The)	118,000	379
Wharf Real Estate Investment Co., Ltd.	118,000	840
		4,574
Semiconductors & Semiconductor Equipment
ASM Pacific Technology Ltd.	26,600	336
Textiles, Apparel & Luxury Goods
Samsonite International SA (a)	316,500	1,119
		20,609
India (10.4%)
Automobiles
Maruti Suzuki India Ltd.	28,452	3,665
Banks
HDFC Bank Ltd. ADR	18,100	1,901
ICICI Bank Ltd.	330,777	1,329
ICICI Bank Ltd. ADR	115,900	931
IndusInd Bank Ltd.	122,196	3,446
		7,607
Construction Materials
Shree Cement Ltd.	10,360	2,352
Machinery
Ashok Leyland Ltd.	1,824,597	3,350
Eicher Motors Ltd.	4,180	1,745
		5,095
Media
Inox Leisure Ltd. (a)	205,404	779
Zee Entertainment Enterprises Ltd.	379,021	3,009
		3,788
	Shares	Value (000)
Personal Products
Marico Ltd.	804,503	$3,894
Transportation Infrastructure
Gateway Distriparks Ltd.	116,116	301
		26,702
Indonesia (4.3%)
Automobiles
Astra International Tbk PT	3,946,200	1,818
Banks
Bank Mandiri Persero Tbk PT	5,084,600	2,430
Bank Rakyat Indonesia Persero Tbk PT	3,692,000	732
		3,162
Construction Materials
Semen Indonesia Persero Tbk PT	2,783,400	1,384
Diversified Telecommunication Services
Telekomunikasi Indonesia Persero Tbk PT	7,766,300	2,032
Household Products
Unilever Indonesia Tbk PT	575,200	1,850
Real Estate Management & Development
Bumi Serpong Damai Tbk PT	8,364,700	914
		11,160
Korea, Republic of (7.6%)
Automobiles
Hyundai Motor Co.	15,112	1,702
Banks
KB Financial Group, Inc.	28,933	1,371
Shinhan Financial Group Co., Ltd.	36,996	1,437
		2,808
Biotechnology
Hugel, Inc. (a)	2,443	1,057
Electric Utilities
Korea Electric Power Corp.	14,951	429
Household Durables
Coway Co., Ltd.	18,366	1,427
Hanssem Co., Ltd.	5,466	515
		1,942
Industrial Conglomerates
CJ Corp.	3,030	386
The accompanying notes are an integral part of the financial statements.

7

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Korea, Republic of (cont'd)
Internet Software & Services
NAVER Corp.	2,888	$1,977
Tech Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	181,687	7,605
Samsung Electronics Co., Ltd. (Preference)	51,699	1,746
		9,351
		19,652
Malaysia (4.9%)
Banks
Malayan Banking Bhd	837,777	1,867
Public Bank Bhd	98,600	570
		2,437
Construction & Engineering
Gamuda Bhd	1,352,400	1,095
Food Products
Sime Darby Plantation Bhd	745,900	984
Health Care Providers & Services
IHH Healthcare Bhd	1,630,500	2,462
Hotels, Restaurants & Leisure
Genting Malaysia Bhd	2,329,100	2,814
Real Estate Management & Development
Sime Darby Property Bhd	695,000	206
Transportation Infrastructure
Malaysia Airports Holdings Bhd	1,174,900	2,560
		12,558
Philippines (2.5%)
Banks
Metropolitan Bank & Trust Co.	1,602,999	2,205
Diversified Financial Services
Ayala Corp.	79,226	1,366
Industrial Conglomerates
SM Investments Corp.	107,500	1,762
Real Estate Management & Development
Ayala Land, Inc.	1,487,300	1,056
		6,389
	Shares	Value (000)
Singapore (3.0%)
Banks
DBS Group Holdings Ltd.	135,700	$2,650
Oversea-Chinese Banking Corp., Ltd.	198,600	1,697
		4,347
Distributors
Jardine Cycle & Carriage Ltd.	19,500	455
Diversified Telecommunication Services
Singapore Telecommunications Ltd.	242,400	548
Industrial Conglomerates
Keppel Corp., Ltd.	205,200	1,077
Real Estate Management & Development
CapitaLand Ltd.	317,800	737
City Developments Ltd.	70,600	567
		1,304
		7,731
Taiwan (8.1%)
Commercial Banks
CTBC Financial Holding Co. Ltd.	886,000	638
Electronic Equipment, Instruments & Components
Hon Hai Precision Industry Co., Ltd.	278,855	761
Largan Precision Co., Ltd.	18,000	2,651
		3,412
Food & Staples Retailing
President Chain Store Corp.	122,000	1,383
Household Durables
Nien Made Enterprise Co., Ltd.	190,000	1,623
Semiconductors & Semiconductor Equipment
ASE Technology Holding Co., Ltd.	409,221	961
MediaTek, Inc.	163,000	1,604
Taiwan Semiconductor Manufacturing Co., Ltd.	1,574,592	11,181
		13,746
		20,802
Thailand (2.0%)
Banks
Kasikornbank PCL NVDR	198,600	1,163
Food & Staples Retailing
CP ALL PCL (Foreign)	490,300	1,088

The accompanying notes are an integral part of the financial statements.

8

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Thailand (cont'd)
Health Care Providers & Services
Bangkok Dusit Medical Services PCL (Foreign)	973,800	$735
Hotels, Restaurants & Leisure
Minor International PCL (Foreign)	467,000	458
Oil, Gas & Consumable Fuels
PTT PCL (Foreign)	617,800	895
Real Estate Management & Development
Central Pattana PCL (Foreign)	430,600	906
		5,245
United States (1.7%)
Health Care Equipment & Supplies
ResMed, Inc. CDI	413,230	4,312
TOTAL COMMON STOCKS (Cost $190,184)		246,445
SHORT-TERM INVESTMENT (4.3%)
Investment Company (4.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $10,983)	10,983,126	10,983
TOTAL INVESTMENTS (100.0%) (Cost $201,167) (c)		257,428
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%) (d)		91
NET ASSETS (100.0%)		$257,519

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At June 30, 2018, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $66,863,000 and the aggregate gross unrealized depreciation is approximately $10,602,000, resulting in net unrealized appreciation of approximately $56,261,000.

(d)  Amount is less than 0.05%.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

NVDR  Non-Voting Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	56.3%
Banks	19.3
Internet Software & Services	12.9
Real Estate Management & Development	6.0
Semiconductors & Semiconductor Equipment	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

9

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Financial Statements

Statement of Assets and Liabilities	June 30, 2018 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $190,184)	$246,445
Investment in Security of Affiliated Issuer, at Value (Cost $10,983)	10,983
Total Investments in Securities, at Value (Cost $201,167)	257,428
Foreign Currency, at Value (Cost $83)	83
Dividends Receivable	953
Receivable from Affiliate	15
Tax Reclaim Receivable	7
Other Assets	51
Total Assets	258,537
Liabilities:
Dividends Declared	317
Payable for Advisory Fees	223
Payable for Custodian Fees	176
Payable for Investments Purchased	163
Payable for Professional Fees	81
Payable for Stockholder Servicing Agent Fees	7
Payable for Administration Fees	7
Other Liabilities	44
Total Liabilities	1,018
Net Assets
Applicable to 13,024,982 Issued and Outstanding $0.01 Par Value Shares (200,000,000 Shares Authorized)	$257,519
Net Asset Value Per Share	$19.77
Net Assets Consist of:
Common Stock	$130
Paid-in-Capital	198,264
Undistributed Net Investment Income	964
Accumulated Undistributed Net Realized Gain	1,906
Unrealized Appreciation (Depreciation) on:
Investments	56,261
Foreign Currency Translation	(6)
Net Assets	$257,519

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

10

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2018 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $237 of Foreign Taxes Withheld)	$2,883
Dividends from Security of Affiliated Issuer (Note E)	54
Total Investment Income	2,937
Expenses:
Advisory Fees (Note B)	1,375
Administration Fees (Note C)	110
Custodian Fees (Note D)	102
Professional Fees	60
Stockholder Reporting Expenses	24
Stockholder Servicing Agent Fees	13
Directors' Fees and Expenses	5
Other Expenses	20
Total Expenses	1,709
Waiver of Administration Fees (Note C)	(65)
Rebate from Morgan Stanley Affiliate (Note E)	(6)
Net Expenses	1,638
Net Investment Income	1,299
Realized Gain (Loss):
Investments Sold	10,183
Foreign Currency Translation	(82)
Net Realized Gain	10,101
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $234)	(27,838)
Foreign Currency Translation	(7)
Net Change in Unrealized Appreciation (Depreciation)	(27,845)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(17,744)
Net Decrease in Net Assets Resulting from Operations	$(16,445)

The accompanying notes are an integral part of the financial statements.

11

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2018 (unaudited) (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,299	$2,135
Net Realized Gain	10,101	12,402
Net Change in Unrealized Appreciation (Depreciation)	(27,845)	58,819
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,445)	73,356
Distributions from and/or in Excess of:
Net Investment Income	(317)	(2,000)
Capital Share Transactions:
Repurchase of Shares (217,391 and 482,087 shares)	(3,983)	(7,856)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,983)	(7,856)
Total Increase (Decrease)	(20,745)	63,500
Net Assets:
Beginning of Period	278,264	214,764
End of Period (Including Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $964 and $(18), respectively)	$257,519	$278,264

The accompanying notes are an integral part of the financial statements.

12

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2018		Year Ended December 31,
	(unaudited)		2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$21.01		$15.65		$15.53		$16.45		$18.76		$17.19
Net Investment Income(2)	0.10		0.16		0.17		0.16		0.15		0.15
Net Realized and Unrealized Gain (Loss)	(1.37)		5.26		0.08		(0.96)		(1.32)		1.60
Total from Investment Operations	(1.27)		5.42		0.25		(0.80)		(1.17)		1.75
Distributions from and/or in excess of:
Net Investment Income	(0.02)		(0.15)		(0.15)		(0.14)		(0.05)		(0.22)
Net Realized Gain	—		—		—		—		(1.16)		—
Total Distributions	(0.02)		(0.15)		(0.15)		(0.14)		(1.21)		(0.22)
Anti-Dilutive Effect of Share Repurchase Program	0.05		0.09		0.02		0.02		0.00	(3)	0.02
Anti-Dilutive Effect of Tender Offer	—		—		—		—		0.07		0.02
Net Asset Value, End of Period	$19.77		$21.01		$15.65		$15.53		$16.45		$18.76
Per Share Market Value, End of Period	$17.08		$18.40		$13.50		$13.83		$14.85		$16.56
TOTAL INVESTMENT RETURN:(4)
Market Value	(7.04	)%(7)	37.37%		(1.37)%		(5.78)%		(3.23)%		12.02%
Net Asset Value	(5.77	)%(7)	35.31%		1.82%		(4.49)%		(5.38)%		10.59%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$257,519		$278,264		$214,764		$215,588		$230,439		$328,730
Ratio of Expenses to Average Net Assets(9)	1.19	%(5)(8)	1.32	%(5)	1.23	%(5)	1.29	%(5)	1.32	%(5)	1.28	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	0.94	%(5)(8)	0.85	%(5)	1.09	%(5)	0.95	%(5)	0.82	%(5)	0.82	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	14	%(7)	41%		41%		46%		79%		42%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.24	%(8)	1.37%		1.35%		1.34%		1.38%		1.33%
Ratio of Net Investment Income to Average Net Assets	0.89	%(8)	0.80%		0.97%		0.90%		0.76%		0.77%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.

13

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited)

The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), believe have economic characteristics similar to equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges;

14

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

(4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser, a whole owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The

Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund

15

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$8,152	$—	$—	$8,152
Banks	49,747	—	—	49,747
Beverages	519	—	—	519
Biotechnology	6,886	—	—	6,886
Capital Markets	5,279	—	—	5,279
Commercial Banks	638	—	—	638
Construction & Engineering	1,095	—	—	1,095
Construction Materials	7,354	—	—	7,354
Containers & Packaging	2,800	—	—	2,800
Distributors	455	—	—	455
Diversified Consumer Services	3,385	—	—	3,385
Diversified Financial Services	1,366	—	—	1,366
Diversified Telecommunication Services	3,657	—	—	3,657
Electric Utilities	429	—	—	429
Electronic Equipment, Instruments & Components	4,285	—	—	4,285
Food & Staples Retailing	5,581	1,088	—	6,669
Food Products	3,279	—	—	3,279

16

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$4,312	$—	$—	$4,312
Health Care Providers & Services	4,646	735	—	5,381
Hotels, Restaurants & Leisure	5,655	458	—	6,113
Household Durables	3,565	—	—	3,565
Household Products	1,850	—	—	1,850
Industrial Conglomerates	5,969	—	—	5,969
Insurance	8,243	—	—	8,243
Internet & Direct Marketing Retail	1,282	—	—	1,282
Internet Software & Services	33,104	—	—	33,104
Machinery	5,095	—	—	5,095
Media	3,788	—	—	3,788
Oil, Gas & Consumable Fuels	5,849	895	—	6,744
Personal Products	3,894	—	—	3,894
Pharmaceuticals	5,171	—	—	5,171
Real Estate Management & Development	14,627	906	—	15,533
Semiconductors & Semiconductor Equipment	14,082	—	—	14,082
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Tech Hardware, Storage & Peripherals	$9,351	$—	$—	$9,351
Textiles, Apparel & Luxury Goods	3,181	—	—	3,181
Transportation Infrastructure	2,861	—	—	2,861
Wireless Telecommunication Services	931	—	—	931
Total Common Stocks	242,363	4,082	—	246,445
Short-Term Investment
Investment Company	10,983	—	—	10,983
Total Assets	$253,346	$4,082	$—	$257,428

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2018, securities with a total value of approximately $209,860,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2017 were valued using unadjusted quoted prices at June 30, 2018. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

17

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and

Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of securities and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

5.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

  The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2018, approximately $65,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $36,541,000 and $46,138,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment

19

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the six months ended June 30, 2018, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$7,009	$21,091	$17,117	$54
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2018 (000)
Liquidity Funds	$—	$—	$10,983

During the six months ended June 30, 2018, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in

20

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$2,000	$—	$2,000	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(43)	$43	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$317	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term capital losses of approximately $7,213,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $12,083,000.

G.  Other: As permitted by the Fund's offering prospectus, on January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2018, the Fund repurchased 217,391 of its shares at an average discount of 13.36% from NAV. Since the inception of the program, the Fund has repurchased 23,153,992 of its shares at an average discount of 16.83% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

At June 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 36.2%.

21

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

H.  Results of Annual Meeting of Stockholders: On June 21, 2018, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Nancy C. Everett	11,101,794	527,677
Michael F. Klein	8,049,485	3,579,986
W. Allen Reed	8,170,688	3,458,783

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

22

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

23

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-year period and below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee was higher than its peer group average, the actual management fee was higher than but close to its peer group average and the total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

24

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

25

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

26

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund's portfolio are May Yu, a Managing Director of the Adviser and Amay Hattangadi, a Managing Director of MSIM Company.

Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013 and began managing the Fund in August 2012. Mr. Hattangadi has been associated with the Sub-Adviser or its affiliates in an investment management capacity since 1997 and began managing the Fund in July 2018.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM Company that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

27

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those

28

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures.  A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Structured Investments.  The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact

29

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

30

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

Exchange-Listed Equities via Stock Connect Program

The Shanghai-Hong Kong Stock Connect program and the recently launched Shenzhen-Hong Kong Stock Connect programs ("Stock Connect") allows non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai and Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operations reasons. Similarly, the Fund will not be able to vote in shareholders' meetings except through HKSCC and will not be able to attend shareholders' meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of

31

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of a Fund's holding of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held to the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China's short-term trading rules.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

32

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1(800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

33

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

34

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

35

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

5. How Can You Limit the Use of Certain Types of Personal Information by Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What if an Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties.

36

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

37

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS PORTFOLIO
PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares of common stock of the Emerging Markets Portfolio (the “Acquiring Fund”), a portfolio of common stock of Morgan Stanley Institutional Fund, Inc. (the “Company”), to be issued pursuant to an Agreement and Plan of Reorganization, dated December 5, 2018, between the Company, on behalf of the Acquiring Fund, and Morgan Stanley Asia-Pacific Fund, Inc. (the “Acquired Fund”), in connection with the acquisition by the Acquiring Fund of substantially all of the assets and the liabilities of the Acquired Fund and the dissolution of the Acquired Fund (the “Reorganization”).

This SAI does not constitute a prospectus.  This SAI does not include all information that a Stockholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated January 17, 2019.  A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 548-7786 (toll-free).  Please retain this document for future reference.

The date of this SAI is January 17, 2019.

Page
Introduction	B-2
Additional Information About the Acquiring Fund	B-2
Financial Statements	B-3

B-1

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated January 17, 2019 (the “Proxy Statement and Prospectus”).  The Proxy Statement and Prospectus has been sent to the Acquired Fund’s Stockholders in connection with the solicitation of proxies by the Board of Directors of the Acquired Fund, to be voted at the Special Meeting of Stockholders of the Acquired Fund to be held on March 8, 2019.  The Company’s Statement of Additional Information, dated April 30, 2018, as amended and supplemented from time to time (the “Company’s Statement of Additional Information”) accompanies and is incorporated by reference in this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Fund History

For additional information about the Acquiring Fund’s history, see “General Information—Company History” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Investment Objectives and Policies

For additional information about the Acquiring Fund’s investment objectives and policies, see “Investment Policies and Strategies” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Holdings

For additional information about the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio securities to any person, see “Disclosure of Portfolio Holdings” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Management

For additional information about the Board of Directors, officers and management personnel of the Acquiring Fund, see “Management of the Company” and “Investment Advisory and Other Services” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Investment Advisory and Other Services

For additional information about the Acquiring Fund’s investment adviser, the Acquiring Fund’s independent registered public accounting firm and other services provided to the Acquiring Fund, see “Investment Advisory and Other Services” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Fund, the Acquiring Fund’s investment adviser and the Acquiring Fund’s distributor, see “Management of the Company—Code of Ethics” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Fund, see “Investment Advisory and Other Services—Proxy Voting Policy and Proxy Voting Record” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund, their compensation structure and their holdings in the Acquiring Fund, see “Investment Advisory

B-2

and Other Services—Portfolio Managers” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “Brokerage Practices” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see “General Information—Description of Shares and Voting Rights” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of the Acquiring Fund’s shares and the determination of net asset value, see “Purchase and Redemption of Shares” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about the Acquiring Fund’s policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its Stockholders, see “General Information—Dividends and Capital Gains Distributions” and “Taxes” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Distribution of Shares

For additional information about the Acquiring Fund’s distributor and the distribution agreement between the Acquiring Fund and its distributor, see “Investment Advisory and Other Services” and “Distribution and Shareholder Services Plans” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

Performance Data

For additional information about the Acquiring Fund’s performance, see “Performance Information” in the Company’s Statement of Additional Information relating to the Acquiring Fund.

FINANCIAL STATEMENTS

1.              The most recent audited financial statements of the Acquiring Fund and Acquired Fund, each for the fiscal year ended December 31, 2017, have been audited by Ernst & Young LLP, an independent registered public accounting firm.  Ernst & Young LLP’s reports, along with the Funds’ audited financial statements, are included in each respective Fund’s Annual Report to Stockholders for the most recently completed fiscal. Each Fund’s most recent financial statements (unaudited) are set forth in each Fund’s Semi-Annual Report for the six-month period ended June 30, 2018. A copy of each report is incorporated herein by reference.  In addition, a copy of the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2017 and Semi-Annual Report for the six-month period ended June 30, 2018 accompany the Proxy Statement and Prospectus.

2.              Shown below are Financial Statements for the Acquired Fund and Acquiring Fund and Pro Forma Financial Statements for the Combined Fund as of June 30, 2018, as though (i) only the Reorganization and (ii) both the Reorganization and the MSF Reorganization occurred as of that date.  These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2018, the unaudited pro forma condensed Statement of Operations for the twelve-month period ended June 30, 2018 and the unaudited pro forma condensed Portfolio of Investments as of June 30, 2018.  These statements have been derived from the books and records utilized in calculating the daily net asset values for each Fund.

B-3

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Following the Reorganization, the Acquiring Fund will be the accounting survivor.

All holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund. However, the Investment Team anticipates 32% portfolio turnover as a result of the Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund’s assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund’s portfolio after the Reorganization will be borne by the Combined Fund, the cost of which is not reflected in the Reorganization costs disclosed herein.

As a result of the Reorganization, Stockholders of the Acquired Fund will be subject to a lower contractual advisory fee schedule and are expected to experience a lower net total expense ratio as a result of economies of scale (due to increased net assets and therefore reduced other expenses) and the advisory fee waiver and/or expense reimbursement arrangement currently in place for Class I shares of the Acquiring Fund. The fee waiver and/or expense reimbursement arrangement for Class I shares of the Acquiring Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate. There is no assurance that the advisory fee waiver and/or expense reimbursement will continue and therefore the total expense ratios of the Combined Fund may be higher in the future.

The Acquiring Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes, if it is in the best interests of its stockholders.

As of December 31, 2017, the Acquiring Fund and the Acquired Fund had approximately $33.4 million and $7.2 million, respectively, in capital loss carry forwards, which are not subject to expiration.

Based on data as of November 30, 2018 and estimates of current year-to-date capital gains, it is anticipated that no capital loss carry forwards in either Fund will be available for use in 2019, when the Reorganization is anticipated to close, as all current capital loss carry forwards will offset anticipated net accrued capital gains for 2018. The foregoing information includes estimated tax figures that are subject to change due to changes in market valuations and portfolio holdings of the Funds ahead of the Reorganization date.

The Acquired Fund will bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of the Reorganization Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses estimated to be approximately $181,000.  The expenses borne by the Acquired Fund shall not exceed the estimated stockholder expense savings over two years, which is estimated to be approximately $323,400.

B-4

Pro Forma Combined Condensed Statements of Assets and Liabilities

As of  June 30, 2018 (Unaudited)

	MS Asia-Pacific Fund, Inc. (000)	MSIF Emerging Markets (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)

Assets:
Investments in Securities of Unaffiliated Issuers, at Value (1) (Cost $1,214,930)	$246,445	$1,221,394	$—		$1,467,839
Investment in Security of Affiliated Issuer, at Value (Cost $85,155)	10,983	74,172	(6,283	) (a)	78,872
Total Investments in Securities, at Value (Cost $1,300,085)	257,428	1,295,566	(6,283)		1,546,711
Foreign Currency, at Value (Cost $187)	83	100	—		183
Dividends Receivable	953	4,350	—		5,303
Receivable for Fund Shares Sold	—	1,011	—		1,011
Tax Reclaim Receivable	7	197	—		204
Receivable for Investments Sold	—	186	—		186
Receivable from Affiliate	15	81	—		96
Receivable from Securities Lending Income	—	11			11
Other Assets	51	167	—		218
Total Assets	258,537	1,301,669	(6,283)		1,553,923

Liabilities:
Collateral on Securities Loaned, at Value	—	16,016	—		16,016
Payable for Advisory Fees	223	2,661	—		2,884
Payable for Custodian Fees	176	257	—		433
Payable for Investments Purchased	163	145	—		308
Dividends Declared	317	—	—		317
Payable for Repurchase of Shares/ Fund Shares Redeemed	—	216	—		216
Deferred Capital Gain Country Tax	—	164	—		164
Payable for Professional Fees	81	62	—		143
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	—	103	—		103
Payable for Directors’ Fees and Expenses	—	108	—		108
Payable for Administration Fees	7	88	—		95
Payable for Sub Transfer Agency Fees — Class I	—	50	—		50
Payable for Sub Transfer Agency Fees — Class A	—	4	—		4
Payable for Sub Transfer Agency Fees — Class L	—	—@	—		—@
Payable for Stockholder Servicing Agent Fees	7	—	—		7
Payable for Transfer Agency Fees — Class I	—	5	—		5
Payable for Transfer Agency Fees — Class A	—	2	—		2
Payable for Transfer Agency Fees — Class L	—	—@	—		—@
Payable for Transfer Agency Fees — Class C	—	1	—		1
Payable for Transfer Agency Fees — Class IS	—	1	—		1
Shareholder Services Fees — Class A	—	5	—		5
Payable for Distribution and Shareholder Services Fees — Class L	—	—@	—		—@
Payable for Distribution and Shareholder Services Fees — Class C	—	1	—		1
Payable for Reorganization Expense	—	—	181	(b)	181
Other Liabilities	44	65	—		109
Total Liabilities	1,018	19,954	181		21,153
Net Assets	$257,519	$1,281,715	$(6,464)		$1,532,770

Net Assets Consist Of:
Paid-in-Capital	$198,394	$1,049,892	(6,283	) (a)	$1,242,003
Accumulated Undistributed Net Investment Income	964	7,962	(181	) (b)	8,745
Accumulated Undistributed Net Realized Gain	1,906	27,543	—		29,449
Unrealized Appreciation (Depreciation) on:
Investments (Net of $164 of Deferred Capital Gain Country Tax)	56,261	196,484	—		252,745
Foreign Currency Forward Exchange Contracts	—	(103)	—		(103)
Foreign Currency Translation	(6)	(63)	—		(69)
Net Assets	$257,519	$1,281,715	$(6,464)		$1,532,770

COMMON SHARES/ CLASS I:
Net Assets	$257,519	$289,363	$(6,464	) (c)	$540,418
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)	13,024,982	11,411,404	(3,125,321	) (d)	21,311,065
Net Asset Value, Offering and Redemption Price Per Share	$19.77	$25.36			$25.36

CLASS A:
Net Assets		$21,250			$21,250
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		861,132			861,132
Net Asset Value, Redemption Price Per Share		$24.68			$24.68

Maximum Sales Load		5.25%			5.25%
Maximum Sales Charge		$1.37			$1.37
Maximum Offering Price Per Share		$26.05			$26.05

CLASS L:
Net Assets		$231			$231
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		9,538			9,538
Net Asset Value, Offering and Redemption Price Per Share		$24.25			$24.25

CLASS C:
Net Assets		$798			$798
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		33,192			33,192
Net Asset Value, Offering and Redemption Price Per Share		$24.05			$24.05

CLASS IS:
Net Assets		$970,063			$970,063
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		38,233,986			38,233,986
Net Asset Value, Offering and Redemption Price Per Share		$25.37			$25.37

CLASS IR:
Net Assets		$10			$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)		381			381
Net Asset Value, Offering and Redemption Price Per Share		$25.38			$25.38

(1) Including:
Securities on Loan, at Value:	$—	$16,944			$16,944

@ — Amount is less than $500.

(a) - Adjustment for proceeds to Japanese Stockholders.

(b) - Adjustment due to Reorganization Expense.

(c) - Adjustment to net assets due to the Reorganization.

(d) - Adjustment to the shares outstanding due to the Reorganization.

Pro Forma Combined Condensed Statements of Operations

For the twelve month period ended June 30, 2018 (Unaudited)

	MS Asia-Pacific Fund, Inc. (000)	MSIF Emerging Markets (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)

Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3,300 of Foreign Taxes Withheld)	$5,329	$22,920	$—		$28,249
Dividends from Security of Affiliated Issuer	78	555	—		633
Income from Securities Loaned - Net	—	122	—		122
Total Investment Income	5,407	23,597	—		29,004

Expenses:
Advisory Fees	2,718	10,658	(816	) (a)	12,560
Administration Fees	218	1,104	—		1,322
Custodian Fees	346	959	(149	) (b)	1,156
Professional Fees	180	174	(180	) (c)	174
Sub Transfer Agency Fees — Class I	—	319	260	(d)	579
Sub Transfer Agency Fees — Class A	—	34	—		34
Sub Transfer Agency Fees — Class L	—	—@	—		—@
Sub Transfer Agency Fees — Class C	—	—@	—		—@
Stockholder/ Shareholder Reporting Fees	55	57	(28	) (e)	84
Registration Fees	—	83	—		83
Shareholder Services Fees — Class A	—	60	—		60
Distribution and Shareholder Services Fees — Class L	—	2	—		2
Distribution and Shareholder Services Fees — Class C	—	8	—		8
Stockholder Servicing Agent Fees	27	—	(27	) (f)	—
Transfer Agency Fees — Class I	—	13	12	(g)	25
Transfer Agency Fees — Class A	—	6	—		6
Transfer Agency Fees — Class L	—	2	—		2
Transfer Agency Fees — Class C	—	2	—		2
Transfer Agency Fees — Class IS	—	2	—		2
Transfer Agency Fees — Class IR	—	—@	—		—@
Directors’ Fees and Expenses	10	36	—		46
Pricing Fees	9	11	(9	) (h)	11
Other Expenses	42	95	(45	) (i)	92
Total Expenses	3,605	13,625	(982)		16,248
Waiver of Administration Fees	(127)	—	127	(j)	—
Waiver of Advisory Fees	—	(245)	245	(k)	—
Rebate from Morgan Stanley Affiliate	(11)	(69)	(4	) (l)	(84)
Reimbursement of Class Specific Expenses — Class L	—	(2)	—		(2)
Reimbursement of Class Specific Expenses — Class C	—	(1)	—		(1)
Reimbursement of Class Specific Expenses — Class IS	—	(1)	1	(m)	—
Reimbursement of Class Specific Expenses — Class IR	—	—@			—@
Net Expenses	3,467	13,307	(613)		16,161
Net Investment Income	1,940	10,290	613		12,843

Realized Gain (Loss):
Investments Sold (Net of $769 of Capital Gain Country Tax)	15,303	84,683	—		99,986
Foreign Currency Forward Exchange Contracts	—	—			—
Foreign Currency Translation	(98)	(562)	—		(660)
Net Realized Gain	15,205	84,121	—		99,326

Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $848)	(3,645)	(76,078)	—		(79,723)
Foreign Currency Forward Exchange Contracts	—	(103)	—		(103)
Foreign Currency Translation	(15)	(17)	—		(32)
Net Change in Unrealized Appreciation (Depreciation)	(3,660)	(76,198)	—		(79,858)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,545	7,923	—		19,468
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,485	$18,213	$613		$32,311

Notes to Pro Forma Combined Financial Statements

@ — Amount is less than $500.

(a)-Reflects the Advisory fees assessed at the contractual rate of MSIF Emerging Markets Portfolio.

(b)-Reflects the adjustment to Custody expenses due to the Reorganization.

(c)-Reflects the elimination of MS Asia-Pacific Fund, Inc.’s Audit and Legal fees.

(d)-Reflects the adjustment to Sub Transfer Agency Fees due to the Reorganization.

(e)-Reflects the adjustment to Shareholder Reporting Fees due to the Reorganization.

(f)-Reflects the elimination of MS Asia-Pacific Fund, Inc.’s Stockholder Servicing Agent Fees.

(g)-Reflects the adjustment to Transfer Agency Fees due to the Reorganization.

(h)-Reflects the elimination of MS Asia-Pacific Fund, Inc.’s Pricing Fees due to the Reorganization.

(i)-Reflects the reduction of Other Expenses including the elimination of the NYSE Fees from MS Asia-Pacific Fund, Inc.

(j)-Reflects the elimination of Administration Fee waiver due to the Reorganization.

(k)-Reflects the adjustment to the waiver of Advisory fees due to the Reorganization.

(l)-Reflects Affiliated Rebate consistent with MSIF Emerging Markets Portfolio.

(m)-Reflects the Reimbursement of Class Specific Expenses due to the Reorganization.

Portfolio of Investments†

as of June 30, 2018 (unaudited)

	MS Asia-Pacific Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia- Pacific Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	Adjustments (000)	Value (000)
Common Stocks (95.4%)
Argentina (0.3%)
Grupo Financiero Galicia SA ADR	—	138,099	138,099	$—	$4,554	$—	$4,554

Australia (2.7%)
Amcor Ltd.	262,562	—	262,562	2,800	—	—	2,800
ASX Ltd.	74,787	—	74,787	3,564	—	—	3,564
Boral Ltd.	748,695	—	748,695	3,618	—	—	3,618
CSL Ltd.	40,891	—	40,891	5,829	—	—	5,829
Lend Lease Group REIT	319,661	—	319,661	4,686	—	—	4,686
National Australia Bank Ltd.	197,447	—	197,447	4,005	—	—	4,005
Origin Energy Ltd. (a)	185,788	—	185,788	1,379	—	—	1,379
Ramsay Health Care Ltd.	41,957	—	41,957	1,676	—	—	1,676
Santos Ltd. (a)	634,049	—	634,049	2,942	—	—	2,942
Tabcorp Holdings Ltd.	860,740	—	860,740	2,841	—	—	2,841
Westpac Banking Corp.	178,247	—	178,247	3,865	—	—	3,865
Woolworths Group Ltd.	185,861	—	185,861	4,198	—	—	4,198
				41,403	—	—	41,403
Austria (0.6%)
Erste Group Bank AG (a)	—	235,428	235,428	—	9,829	—	9,829

Brazil (4.0%)
B3 SA — Brasil Bolsa Balcao	—	1,818,213	1,818,213	—	9,594	—	9,594
Banco Bradesco SA (Preference) (a)	—	2,265,008	2,265,008	—	15,720	—	15,720
Itau Unibanco Holding SA (Preference)	—	1,791,226	1,791,226	—	18,644	—	18,644
Petroleo Brasileiro SA	—	1,656,724	1,656,724	—	8,301	—	8,301
Petroleo Brasileiro SA (Preference)	—	2,149,066	2,149,066	—	9,532	—	9,532
				—	61,791	—	61,791
Chile (1.5%)
Banco Santander Chile	—	96,498,482	96,498,482	—	7,555	—	7,555
Banco Santander Chile ADR	—	44,029	44,029	—	1,384	—	1,384
SACI Falabella	—	1,481,918	1,481,918	—	13,581	—	13,581
				—	22,520	—	22,520
China (26.3%)
AAC Technologies Holdings, Inc. (b)	62,000	284,500	346,500	873	4,007	—	4,880
Alibaba Group Holding Ltd. ADR (a)	50,716	239,626	290,342	9,409	44,458	—	53,867
Baidu, Inc. ADR (a)	2,800	12,600	15,400	681	3,062	—	3,743

	MS Asia-Pacific Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia- Pacific Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	Adjustments (000)	Value (000)
Bank of China Ltd. H Shares (b)	11,228,000	53,295,000	64,523,000	5,567	26,425	—	31,992
Brilliance China Automotive Holdings Ltd. (b)	536,000	2,352,000	2,888,000	967	4,245	—	5,212
China Construction Bank Corp. H Shares (b)	8,316,560	39,244,750	47,561,310	7,685	36,265	—	43,950
China Mengniu Dairy Co., Ltd. (a)(b)	677,000	3,216,000	3,893,000	2,295	10,904	—	13,199
China Mobile Ltd. (b)	104,780	652,500	757,280	931	5,797	—	6,728
China Overseas Land & Investment Ltd. (b)	364,000	1,720,000	2,084,000	1,199	5,667	—	6,866
China Pacific Insurance Group Co., Ltd. H Shares (b)	780,228	3,671,000	4,451,228	3,018	14,201	—	17,219
China Resources Land Ltd. (b)	204,000	946,000	1,150,000	688	3,189	—	3,877
China Unicom Hong Kong Ltd. (b)	862,000	4,136,000	4,998,000	1,077	5,166	—	6,243
CSPC Pharmaceutical Group Ltd. (b)	878,000	4,310,000	5,188,000	2,652	13,020	—	15,672
JD.com, Inc. ADR (a)	32,908	151,530	184,438	1,282	5,902	—	7,184
Kweichow Moutai Co., Ltd., Class A	4,698	21,487	26,185	519	2,372	—	2,891
New Oriental Education & Technology Group, Inc. ADR	23,657	106,949	130,606	2,239	10,124	—	12,363
PetroChina Co., Ltd. H Shares (b)	2,008,000	9,690,000	11,698,000	1,528	7,373	—	8,901
Shenzhou International Group Holdings Ltd. (b)	167,000	1,082,000	1,249,000	2,062	13,357	—	15,419
Sino Biopharmaceutical Ltd. (b)	1,641,000	7,708,000	9,349,000	2,519	11,829	—	14,348
Sinopharm Group Co., Ltd. H Shares (b)	126,400	574,400	700,800	508	2,310	—	2,818
Sogou, Inc. ADR (a)(c)	76,926	353,723	430,649	879	4,043	—	4,922
TAL Education Group ADR (a)	31,138	146,798	177,936	1,146	5,402	—	6,548
Tencent Holdings Ltd. (b)	401,600	1,913,900	2,315,500	20,158	96,066	—	116,224
				69,882	335,184	—	405,066
Egypt (0.6%)
Commercial International Bank Egypt SAE	—	1,800,921	1,800,921	—	8,516	—	8,516

Germany (0.7%)
Adidas AG	—	50,820	50,820	—	11,095	—	11,095

Hong Kong (2.3%)
AIA Group Ltd.	597,600	—	597,600	5,225	—	—	5,225
ASM Pacific Technology Ltd.	26,600	—	26,600	336	—	—	336
BOC Hong Kong Holdings Ltd.	1,039,500	—	1,039,500	4,896	—	—	4,896
CK Asset Holdings Ltd.	404,768	—	404,768	3,214	—	—	3,214
CK Hutchison Holdings Ltd.	258,768	—	258,768	2,744	—	—	2,744
Hong Kong Exchanges & Clearing Ltd.	57,000	—	57,000	1,715	—	—	1,715
Samsonite International SA (a)	316,500	4,070,100	4,386,600	1,119	14,396	—	15,515
Swire Properties Ltd.	38,000	—	38,000	141	—	—	141
Wharf Holdings Ltd. (The)	118,000	—	118,000	379	—	—	379
Wharf Real Estate Investment Co., Ltd.	118,000	—	118,000	840	—	—	840
				20,609	14,396	—	35,005

	MS Asia-Pacific Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia- Pacific Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	Adjustments (000)	Value (000)
Hungary (1.0%)
OTP Bank Nyrt	—	408,396	408,396	—	14,786	—	14,786

India (8.6%)
Ashok Leyland Ltd.	1,824,597	7,493,700	9,318,297	3,350	13,759	—	17,109
Eicher Motors Ltd.	4,180	17,163	21,343	1,745	7,162	—	8,907
Gateway Distriparks Ltd.	116,116	—	116,116	301	—	—	301
HDFC Bank Ltd. ADR	18,100	73,500	91,600	1,901	7,719	—	9,620
ICICI Bank Ltd.	330,777	1,312,734	1,643,511	1,329	5,277	—	6,606
ICICI Bank Ltd. ADR	115,900	457,800	573,700	931	3,676	—	4,607
IndusInd Bank Ltd.	122,196	499,995	622,191	3,446	14,100	—	17,546
Inox Leisure Ltd. (a)	205,404	—	205,404	779	—	—	779
Marico Ltd.	804,503	3,302,074	4,106,577	3,894	15,984	—	19,878
Maruti Suzuki India Ltd.	28,452	117,769	146,221	3,665	15,170	—	18,835
Shree Cement Ltd.	10,360	43,082	53,442	2,352	9,781	—	12,133
Zee Entertainment Enterprises Ltd.	379,021	1,579,024	1,958,045	3,009	12,536	—	15,545
				26,702	105,164	—	131,866
Indonesia (4.0%)
Astra International Tbk PT	3,946,200	21,453,600	25,399,800	1,818	9,881	—	11,699
Bank Rakyat Indonesia Persero Tbk PT	3,692,000	—	3,692,000	732	—	—	732
Bank Mandiri Persero Tbk PT	5,084,600	17,184,600	22,269,200	2,430	8,215	—	10,645
Bumi Serpong Damai Tbk PT	8,364,700	46,765,100	55,129,800	914	5,107	—	6,021
Semen Indonesia Persero Tbk PT	2,783,400	15,245,700	18,029,100	1,384	7,580	—	8,964
Telekomunikasi Indonesia Persero Tbk PT	7,766,300	37,170,700	44,937,000	2,032	9,727	—	11,759
Unilever Indonesia Tbk PT	575,200	3,156,300	3,731,500	1,850	10,154	—	12,004
				11,160	50,664	—	61,824
Korea, Republic of (7.8%)
CJ Corp.	3,030	25,152	28,182	386	3,205	—	3,591
Coway Co., Ltd.	18,366	78,812	97,178	1,427	6,124	—	7,551
Hanssem Co., Ltd. (c)	5,466	33,707	39,173	515	3,176	—	3,691
Hugel, Inc. (a)	2,443	11,095	13,538	1,057	4,799	—	5,856
Hyundai Motor Co.	15,112	66,812	81,924	1,702	7,523	—	9,225
KB Financial Group, Inc.	28,933	92,446	121,379	1,371	4,380	—	5,751
Korea Electric Power Corp.	14,951	210,624	225,575	429	6,047	—	6,476
NAVER Corp.	2,888	14,233	17,121	1,977	9,744	—	11,721
Samsung Electronics Co., Ltd.	181,687	988,428	1,170,115	7,605	41,373	—	48,978
Samsung Electronics Co., Ltd. (Preference)	51,699	274,914	326,613	1,746	9,287	—	11,033
Shinhan Financial Group Co., Ltd.	36,996	118,059	155,055	1,437	4,587	—	6,024
				19,652	100,245	—	119,897

	MS Asia-Pacific Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia- Pacific Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	Adjustments (000)	Value (000)
Malaysia (5.0%)
Gamuda Bhd	1,352,400	3,133,000	4,485,400	1,095	2,536	—	3,631
Genting Malaysia Bhd	2,329,100	11,705,700	14,034,800	2,814	14,141	—	16,955
IHH Healthcare Bhd	1,630,500	11,248,400	12,878,900	2,462	16,986	—	19,448
Malayan Banking Bhd	837,777	4,697,929	5,535,706	1,867	10,467	—	12,334
Malaysia Airports Holdings Bhd	1,174,900	4,814,500	5,989,400	2,560	10,489	—	13,049
Public Bank Bhd	98,600	—	98,600	570	—	—	570
Sime Darby Plantation Bhd	745,900	6,357,200	7,103,100	984	8,388	—	9,372
Sime Darby Property Bhd	695,000	6,357,200	7,052,200	206	1,889	—	2,095
				12,558	64,896	—	77,454
Mexico (4.6%)
Alsea SAB de CV	—	2,625,623	2,625,623	—	9,045	—	9,045
America Movil SAB de CV, Class L ADR	—	756,692	756,692	—	12,606	—	12,606
Fomento Economico Mexicano SAB de CV ADR	—	161,904	161,904	—	14,214	—	14,214
Grupo Financiero Banorte SAB de CV Series O	—	3,409,050	3,409,050	—	20,046	—	20,046
Wal-Mart de Mexico SAB de CV	—	5,474,721	5,474,721	—	14,450	—	14,450
				—	70,361	—	70,361
Pakistan (0.3%)
United Bank Ltd.	—	3,528,900	3,528,900	—	4,895	—	4,895

Peru (0.8%)
Credicorp Ltd.	—	51,419	51,419	—	11,575	—	11,575

Philippines (2.8%)
Ayala Corp.	79,226	348,945	428,171	1,366	6,015	—	7,381
Ayala Land, Inc.	1,487,300	7,355,100	8,842,400	1,056	5,223	—	6,279
Metropolitan Bank & Trust Co.	1,602,999	10,053,743	11,656,742	2,205	13,828	—	16,033
SM Investments Corp.	107,500	690,330	797,830	1,762	11,319	—	13,081
				6,389	36,385	—	42,774
Poland (3.7%)
Bank Zachodni WBK SA	—	110,785	110,785	—	9,867	—	9,867
CCC SA	—	148,866	148,866	—	8,227	—	8,227
Jeronimo Martins SGPS SA	—	691,915	691,915	—	9,995	—	9,995
LPP SA	—	3,987	3,987	—	9,032	—	9,032
Powszechna Kasa Oszczednosci Bank Polski SA (a)	—	1,337,409	1,337,409	—	13,207	—	13,207
Powszechny Zaklad Ubezpieczen SA	—	706,718	706,718	—	7,355	—	7,355
				—	57,683	—	57,683

	MS Asia-Pacific Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia- Pacific Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	Adjustments (000)	Value (000)
Russia (4.1%)
LUKOIL PJSC ADR	—	223,042	223,042	—	15,252	—	15,252
MMC Norilsk Nickel PJSC ADR	—	552,388	552,388	—	9,915	—	9,915
MMC Norilsk Nickel PJSC ADR (c)	—	26,330	26,330	—	475	—	475
Sberbank of Russia PJSC ADR	—	1,247,774	1,247,774	—	18,009	—	18,009
X5 Retail Group N.V. GDR	—	374,125	374,125	—	9,907	—	9,907
Yandex N.V., Class A (a)	—	271,178	271,178	—	9,735	—	9,735
				—	63,293	—	63,293
Singapore (0.5%)
CapitaLand Ltd.	317,800	—	317,800	737	—	—	737
City Developments Ltd.	70,600	—	70,600	567	—	—	567
DBS Group Holdings Ltd.	135,700	—	135,700	2,650	—	—	2,650
Jardine Cycle & Carriage Ltd.	19,500	—	19,500	455	—	—	455
Keppel Corp., Ltd.	205,200	—	205,200	1,077	—	—	1,077
Oversea-Chinese Banking Corp., Ltd.	198,600	—	198,600	1,697	—	—	1,697
Singapore Telecommunications Ltd.	242,400	—	242,400	548	—	—	548
				7,731	—	—	7,731
South Africa (4.9%)
AVI Ltd.	—	1,587,263	1,587,263	—	12,520	—	12,520
Bidvest Group Ltd. (The)	—	679,388	679,388	—	9,757	—	9,757
Capitec Bank Holdings Ltd. (c)	—	148,645	148,645	—	9,406	—	9,406
Clicks Group Ltd. (c)	—	653,404	653,404	—	9,361	—	9,361
Imperial Holdings Ltd.	—	567,493	567,493	—	8,104	—	8,104
Naspers Ltd., Class N	—	19,998	19,998	—	5,081	—	5,081
Reunert Ltd.	—	909,424	909,424	—	5,322	—	5,322
Sanlam Ltd.	—	2,146,099	2,146,099	—	10,962	—	10,962
Tiger Brands Ltd. (c)	—	173,100	173,100	—	4,182	—	4,182
				—	74,695	—	74,695
Taiwan (7.8%)
ASE Technology Holding Co., Ltd.	409,221	1,945,626	2,354,847	961	4,569	—	5,530
CTBC Financial Holding Co., Ltd.	886,000	4,229,000	5,115,000	638	3,045	—	3,683
Hon Hai Precision Industry Co., Ltd.	278,855	1,273,700	1,552,555	761	3,476	—	4,237
Largan Precision Co., Ltd.	18,000	80,000	98,000	2,651	11,781	—	14,432
MediaTek, Inc.	163,000	750,000	913,000	1,604	7,380	—	8,984
Nanya Technology Corp.		2,588,000	2,588,000		7,062	—	7,062
Nien Made Enterprise Co., Ltd.	190,000	810,000	1,000,000	1,623	6,921	—	8,544
President Chain Store Corp.	122,000	526,000	648,000	1,383	5,961	—	7,344
Taiwan Semiconductor Manufacturing Co., Ltd.	1,574,592	6,854,205	8,428,797	11,181	48,672	—	59,853
				20,802	98,867	—	119,669

	MS Asia-Pacific Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia- Pacific Fund, Inc.	MSIF Emerging Markets			Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value (000)	Value (000)	Adjustments (000)		Value (000)
Thailand (0.3%)
Bangkok Dusit Medical Services PCL (Foreign)	973,800	—	973,800	735	—	—		735
Central Pattana PCL (Foreign)	430,600	—	430,600	906	—	—		906
CP ALL PCL (Foreign)	490,300	—	490,300	1,088	—	—		1,088
Kasikornbank PCL NVDR	198,600	—	198,600	1,163	—	—		1,163
Minor International PCL (Foreign)	467,000	—	467,000	458	—	—		458
PTT PCL (Foreign)	617,800	—	617,800	895	—	—		895
				5,245	—	—		5,245
United States (0.2%)
ResMed, Inc.CDI	413,230	—	413,230	4,312	—	—		4,312

Total Common Stocks (Cost $1,214,930)				246,445	1,221,394	—		1,467,839
Short-Term Investments (5.5%)
Securities held as Collateral on Loaned Securities (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (Cost $16,016)	—	16,015,790	16,015,790	—	16,016	—		16,016

Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (Cost $69,139)	10,983,126	58,156,091	69,139,217	10,983	58,156	(6,283	)(e)	62,856
Total Short-Term Investments (Cost $85,155)				10,983	74,172	(6,283)		78,872
Total Investments (100.9%) (Cost $1,300,085) Including $16,944 of Securities Loaned (d)				257,428	1,295,566	(6,283)		1,546,711
Liabilities in Excess of Other Assets (–0.9%)				91	(13,851)	(181	)(f)	(13,941)
Net Assets (100.0%)				$257,519	$1,281,715	$(6,464)		$1,532,770

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.

†  All holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund. However, the Investment Team anticipates 32% portfolio turnover as a result of the Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund’s assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund’s portfolio after the Reorganization will be borne by the Combined Fund, the cost of which is not reflected in the Reorganization costs disclosed herein.

(a) Non-income producing security.

(b) Security trades on the Hong Kong exchange.

(c) All or a portion of this security was on loan at June 30, 2018.

(d) Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(e) Adjustment for proceeds to Japanese Stockholders of approximately $6,283,000.

(f) Reorganization Expenses of approximately $181,000 allocated to MS Asia-Pacific Fund, Inc. on the basis of expected cost savings as a result of the Reorganization.

ADR — American Depositary Receipt.

CDI — CHESS Depositary Interest.

GDR — Global Depositary Receipt.

NVDR — Non-Voting Depositary Receipt.

PJSC — Public Joint Stock Company.

REIT — Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Funds had the following foreign currency forward exchange contracts open at June 30, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
MSIF Emerging Markets
State Street Bank and Trust Co.	HKD	1,553,928	$198,187	9/13/18	$(103)

Pro Forma Combined Portfolio
State Street Bank and Trust Co.	HKD	1,553,928	$198,187	9/13/18	$(103)

HKD — Hong Kong Dollar

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	MS Asia- Pacific Fund, Inc. (000)	MSIF Emerging Markets (000)	Pro Forma Combined Portfolio (000)
Aggregate gross unrealized appreciation	$66,863	$266,131	$332,994
Aggregate gross unrealized depreciation	(10,602)	(69,586)	(80,188)
Net unrealized appreciation (depreciation)	$56,261	$196,545	$252,806

Federal income tax cost of investments	$201,167	$1,098,918	$1,300,085

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Fair Value Measurement:

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2018:

Portfolios	MS Asia-Pacific Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio
Investments in Securities (Level 1) (000)	$253,346	$1,295,566	$1,548,912
Investments in Securities (Level 2) (000)	4,082	(103)	3,979
Investments in Securities (Level 3) (000)	—	—	—
Total for Investments in Securities (000)	$257,428	$1,295,463	$1,552,891

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2018, securities with a total value of approximately $1,123,523,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2017 were valued using unadjusted quoted prices at June 30, 2018. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Pro Forma Combined Condensed Statements of Assets and Liabilities

As of June 30, 2018 (Unaudited)

	MS Asia- Pacific Fund, Inc. (000)	MS Emerging Markets Fund, Inc (000)	MSIF Emerging Markets (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)

Assets:
Investments in Securities of Unaffiliated Issuers, at Value (1) (Cost $1,405,025)	$246,445	$238,660	$1,221,394	$—		$1,706,499
Investment in Security of Affiliated Issuer, at Value (Cost $101,497)	10,983	16,342	74,172	(6,283	) (a)	95,214
Total Investments in Securities, at Value (Cost $1,506,522)	257,428	255,002	1,295,566	(6,283)		1,801,713
Foreign Currency, at Value (Cost $302)	83	115	100	—		298
Dividends Receivable	953	827	4,350	—		6,130
Receivable for Fund Shares Sold	—	—	1,011	—		1,011
Tax Reclaim Receivable	7	53	197	—		257
Receivable for Investments Sold	—	37	186	—		223
Receivable from Affiliate	15	16	81	—		112
Receivable from Securities Lending Income	—	3	11	—		14
Other Assets	51	48	167	—		266
Total Assets	258,537	256,101	1,301,669	(6,283)		1,810,024

Liabilities:
Collateral on Securities Loaned, at Value	—	3,993	16,016	—		20,009
Payable for Advisory Fees	223	270	2,661	—		3,154
Payable for Custodian Fees	176	172	257	—		605
Payable for Investments Purchased	163	28	145	—		336
Dividends Declared	317	—	—	—		317
Payable for Repurchase of Shares/ Fund Shares Redeemed	—	219	216	—		435
Deferred Capital Gain Country Tax	—	35	164	—		199
Payable for Professional Fees	81	24	62	—		167
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	—	20	103	—		123
Payable for Directors’ Fees and Expenses	—	—	108	—		108
Payable for Administration Fees	7	7	88	—		102
Payable for Sub Transfer Agency Fees — Class I	—	—	50	—		50
Payable for Sub Transfer Agency Fees — Class A	—	—	4	—		4
Payable for Sub Transfer Agency Fees — Class L	—	—	—@	—		—@
Payable for Stockholder Servicing Agent Fees	7	1	—	—		8
Payable for Transfer Agency Fees — Class I	—	—	5	—		5
Payable for Transfer Agency Fees — Class A	—	—	2	—		2
Payable for Transfer Agency Fees — Class L	—	—	—@	—		—@
Payable for Transfer Agency Fees — Class C	—	—	1	—		1
Payable for Transfer Agency Fees — Class IS	—	—	1	—		1
Shareholder Services Fees — Class A	—	—	5	—		5
Payable for Distribution and Shareholder Services Fees — Class L	—	—	—@	—		—@
Payable for Distribution and Shareholder Services Fees — Class C	—	—	1	—		1
Payable for Reorganization Expense	—	—	—	345	(b)	345
Other Liabilities	44	39	65	—		148
Total Liabilities	1,018	4,808	19,954	345		26,125
Net Assets	$257,519	$251,293	$1,281,715	$(6,628)		$1,783,899

Net Assets Consist Of:
Paid-in-Capital	$198,394	$200,864	$1,049,892	(6,283	) (a)	$1,442,867
Accumulated Undistributed Net Investment Income	964	746	7,962	(345	) (b)	9,327
Accumulated Undistributed Net Realized Gain	1,906	(282)	27,543	—		29,167
Unrealized Appreciation (Depreciation) on:
Investments (Net of $199 of Deferred Capital Gain Country Tax)	56,261	49,994	196,484	—		302,739
Foreign Currency Forward Exchange Contracts	—	(20)	(103)	—		(123)
Foreign Currency Translation	(6)	(9)	(63)	—		(78)
Net Assets	$257,519	$251,293	$1,281,715	$(6,628)		$1,783,899

COMMON SHARES/ CLASS I:
Net Assets	$257,519	$251,293	$289,363	$(6,628	) (c)	$791,547
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)	13,024,982	13,580,475	11,411,404	(6,803,227	) (d)	31,213,634
Net Asset Value, Offering and Redemption Price Per Share	$19.77	$18.50	$25.36			$25.36

CLASS A:
Net Assets			$21,250			$21,250
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)			861,132			861,132
Net Asset Value, Redemption Price Per Share			$24.68			$24.68

Maximum Sales Load			5.25%			5.25%
Maximum Sales Charge			$1.37			$1.37
Maximum Offering Price Per Share			$26.05			$26.05

CLASS L:
Net Assets			$231			$231
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)			9,538			9,538
Net Asset Value, Offering and Redemption Price Per Share			$24.25			$24.25

CLASS C:
Net Assets			$798			$798
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)			33,192			33,192
Net Asset Value, Offering and Redemption Price Per Share			$24.05			$24.05

CLASS IS:
Net Assets			$970,063			$970,063
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)			38,233,986			38,233,986
Net Asset Value, Offering and Redemption Price Per Share			$25.37			$25.37

CLASS IR:
Net Assets			$10			$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000’s)			381			381
Net Asset Value, Offering and Redemption Price Per Share			$25.38			$25.38

(1) Including:
Securities on Loan, at Value:	$—	$3,906	$16,944	$20,850

@ — Amount is less than $500.

(a) - Adjustment for proceeds to Japanese Stockholders.

(b) - Adjustment due to Reorganization Expense.

(c) - Adjustment to net assets due to the Reorganizations.

(d) - Adjustment to the shares outstanding due to the Reorganizations.

Pro Forma Combined Condensed Statements of Operations

For the twelve month period ended June 30, 2018 (Unaudited)

	MS Asia- Pacific Fund, Inc. (000)	MS Emerging Markets Fund, Inc (000)	MSIF Emerging Markets (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)

Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3,910 of Foreign Taxes Withheld)	$5,329	$4,646	$22,920	$—		$32,895
Dividends from Security of Affiliated Issuer	78	74	555	—		707
Income from Securities Loaned - Net	—	27	122	—		149
Total Investment Income	5,407	4,747	23,597	—		33,751

Expenses:
Advisory Fees	2,718	3,484	10,658	(2,348	) (a)	14,512
Administration Fees	218	224	1,104	—		1,546
Custodian Fees	346	397	959	(351	) (b)	1,351
Professional Fees	180	138	174	(317	) (c)	175
Sub Transfer Agency Fees — Class I	—	—	319	528	(d)	847
Sub Transfer Agency Fees — Class A	—	—	34	—		34
Sub Transfer Agency Fees — Class L	—	—	—@	—		—@
Sub Transfer Agency Fees — Class C	—	—	—@	—		—@
Stockholder/ Shareholder Reporting Fees	55	36	57	(74	) (e)	74
Registration Fees	—	—	83	—		83
Shareholder Services Fees — Class A	—	—	60	—		60
Distribution and Shareholder Services Fees — Class L	—	—	2	—		2
Distribution and Shareholder Services Fees — Class C	—	—	8	—		8
Stockholder Servicing Agent Fees	27	9	—	(36	) (f)	—
Transfer Agency Fees — Class I	—	—	13	23	(g)	36
Transfer Agency Fees — Class A	—	—	6	—		6
Transfer Agency Fees — Class L	—	—	2	—		2
Transfer Agency Fees — Class C	—	—	2	—		2
Transfer Agency Fees — Class IS	—	—	2	—		2
Transfer Agency Fees — Class IR	—	—	—@	—		—@
Directors’ Fees and Expenses	10	10	36	—		56
Pricing Fees	9	10	11	(19	) (h)	11
Other Expenses	42	52	95	(94	) (i)	95
Total Expenses	3,605	4,360	13,625	(2,688)		18,902
Waiver of Administration Fees	(127)	(132)	—	259	(j)	—
Waiver of Advisory Fees	—	—	(245)	245	(k)	—
Rebate from Morgan Stanley Affiliate	(11)	(9)	(69)	(8	) (l)	(97)
Reimbursement of Class Specific Expenses — Class L	—	—	(2)	—		(2)
Reimbursement of Class Specific Expenses — Class C	—	—	(1)	—		(1)
Reimbursement of Class Specific Expenses — Class IS	—	—	(1)	1	(m)	—
Reimbursement of Class Specific Expenses — Class IR	—	—	—@			—@
Net Expenses	3,467	4,219	13,307	(2,191)		18,802
Net Investment Income	1,940	528	10,290	2,191		14,949

Realized Gain (Loss):	—
Investments Sold (Net of $926 of Capital Gain Country Tax)	15,303	18,878	84,683	—		118,864
Foreign Currency Forward Exchange Contracts	—	—	—			—
Foreign Currency Translation	(98)	(68)	(562)	—		(728)
Net Realized Gain	15,205	18,810	84,121	—		118,136

Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $1,018)	(3,645)	(14,074)	(76,078)	—		(93,797)
Foreign Currency Forward Exchange Contracts	—	(20)	(103)	—		(123)
Foreign Currency Translation	(15)	(2)	(17)	—		(34)
Net Change in Unrealized Appreciation (Depreciation)	(3,660)	(14,096)	(76,198)	—		(93,954)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,545	4,714	7,923	—		24,182
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,485	$5,242	$18,213	$2,191		$39,131

Notes to Pro Forma Combined Financial Statements

@ — Amount is less than $500.

(a)-Reflects the Advisory fees assessed at the contractual rate of MSIF Emerging Markets Portfolio.

(b)-Reflects the adjustment to Custody expenses due to the Reorganizations.

(c)-Reflects the elimination of MS Asia-Pacific Fund, Inc. and MS Emerging Markets Fund, Inc.’s Audit and Legal fees.

(d)-Reflects the adjustment to Sub Transfer Agency Fees due to the Reorganizations.

(e)-Reflects the adjustment to Shareholder Reporting Fees due to the Reorganizations.

(f)-Reflects the elimination of MS Asia-Pacific Fund, Inc. and MS Emerging Markets Fund, Inc.’s Stockholder Servicing Agent Fees.

(g)-Reflects the adjustment to Transfer Agency Fees due to the Reorganizations.

(h)-Reflects the elimination of MS Asia-Pacific Fund, Inc. and MS Emerging Market Inc.’s Pricing Fees due to the Reorganizations.

(i)-Reflects the reduction of Other Expenses including the elimination of the NYSE Fees from MS Asia-Pacific Fund, Inc. and MS Emerging Markets Fund, Inc.

(j)-Reflects the elimination of Administration Fee waiver due to the Reorganizations.

(k)-Reflects the adjustment to the waiver of Advisory fees due to the Reorganizations.

(l)-Reflects Affiliated Rebate consistent with MSIF Emerging Markets Portfolio.

(m)-Reflects the Reimbursement of Class Specific Expenses due to the Reorganizations.

Portfolio of Investments†
as of June 30, 2018 (unaudited)

	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Shares	Value (000)	Value (000)	Value (000)	Adjustments (000)	Value (000)
Common Stocks (95.3%)
Argentina (0.3%)
Grupo Financiero Galicia SA ADR	—	27,820	138,099	165,919	$—	$918	$4,554	$—	$5,472

Australia (2.3%)
Amcor Ltd.	262,562	—	—	262,562	2,800	—	—	—	2,800
ASX Ltd.	74,787	—	—	74,787	3,564	—	—	—	3,564
Boral Ltd.	748,695	—	—	748,695	3,618	—	—	—	3,618
CSL Ltd.	40,891	—	—	40,891	5,829	—	—	—	5,829
Lend Lease Group REIT	319,661	—	—	319,661	4,686	—	—	—	4,686
National Australia Bank Ltd.	197,447	—	—	197,447	4,005	—	—	—	4,005
Origin Energy Ltd. (a)	185,788	—	—	185,788	1,379	—	—	—	1,379
Ramsay Health Care Ltd.	41,957	—	—	41,957	1,676	—	—	—	1,676
Santos Ltd. (a)	634,049	—	—	634,049	2,942	—	—	—	2,942
Tabcorp Holdings Ltd.	860,740	—	—	860,740	2,841	—	—	—	2,841
Westpac Banking Corp.	178,247	—	—	178,247	3,865	—	—	—	3,865
Woolworths Group Ltd.	185,861	—	—	185,861	4,198	—	—	—	4,198
					41,403	—	—	—	41,403
Austria (0.7%)
Erste Group Bank AG (a)	—	45,654	235,428	281,082	—	1,906	9,829	—	11,735

Brazil (4.1%)
B3 SA — Brasil Bolsa Balcao	—	356,442	1,818,213	2,174,655	—	1,881	9,594	—	11,475
Banco Bradesco SA (Preference) (a)	—	452,254	2,265,008	2,717,262	—	3,139	15,720	—	18,859
Itau Unibanco Holding SA (Preference)	—	354,600	1,791,226	2,145,826	—	3,691	18,644	—	22,335
Petroleo Brasileiro SA	—	315,013	1,656,724	1,971,737	—	1,578	8,301	—	9,879
Petroleo Brasileiro SA (Preference)	—	424,821	2,149,066	2,573,887	—	1,884	9,532	—	11,416
					—	12,173	61,791	—	73,964
Chile (1.5%)
Banco Santander Chile	—	15,133,350	96,498,482	111,631,832	—	1,185	7,555	—	8,740
Banco Santander Chile ADR	—	9,488	44,029	53,517	—	298	1,384	—	1,682
SACI Falabella	—	287,229	1,481,918	1,769,147	—	2,632	13,581	—	16,213
					—	4,115	22,520	—	26,635
China (26.3%)
AAC Technologies Holdings, Inc. (b)	62,000	55,500	284,500	402,000	873	782	4,007	—	5,662

	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Shares	Value (000)	Value (000)	Value (000)	Adjustments (000)	Value (000)
Alibaba Group Holding Ltd. ADR (a)	50,716	46,782	239,626	337,124	9,409	8,680	44,458	—	62,547
Baidu, Inc. ADR (a)	2,800	2,400	12,600	17,800	681	583	3,062	—	4,326
Bank of China Ltd. H Shares (b)	11,228,000	10,402,000	53,295,000	74,925,000	5,567	5,158	26,425	—	37,150
Brilliance China Automotive Holdings Ltd. (b)	536,000	470,000	2,352,000	3,358,000	967	848	4,245	—	6,060
China Construction Bank Corp. H Shares (b)	8,316,560	7,659,810	39,244,750	55,221,120	7,685	7,078	36,265	—	51,028
China Mengniu Dairy Co., Ltd. (a)(b)	677,000	628,000	3,216,000	4,521,000	2,295	2,129	10,904	—	15,328
China Mobile Ltd. (b)	104,780	127,000	652,500	884,280	931	1,128	5,797	—	7,856
China Overseas Land & Investment Ltd. (b)	364,000	342,000	1,720,000	2,426,000	1,199	1,127	5,667	—	7,993
China Pacific Insurance Group Co., Ltd. H Shares (b)	780,228	716,400	3,671,000	5,167,628	3,018	2,771	14,201	—	19,990
China Resources Land Ltd. (b)	204,000	178,000	946,000	1,328,000	688	600	3,189	—	4,477
China Unicom Hong Kong Ltd. (b)	862,000	806,000	4,136,000	5,804,000	1,077	1,007	5,166	—	7,250
CSPC Pharmaceutical Group Ltd. (b)	878,000	842,000	4,310,000	6,030,000	2,652	2,544	13,020	—	18,216
JD.com, Inc. ADR (a)	32,908	29,584	151,530	214,022	1,282	1,152	5,902	—	8,336
Kweichow Moutai Co., Ltd., Class A	4,698	4,197	21,487	30,382	519	463	2,372	—	3,354
New Oriental Education & Technology Group, Inc. ADR	23,657	20,860	106,949	151,466	2,239	1,975	10,124	—	14,338
PetroChina Co., Ltd. H Shares (b)	2,008,000	1,892,000	9,690,000	13,590,000	1,528	1,440	7,373	—	10,341
Shenzhou International Group Holdings Ltd. (b)	167,000	211,000	1,082,000	1,460,000	2,062	2,605	13,357	—	18,024
Sino Biopharmaceutical Ltd. (b)	1,641,000	1,504,000	7,708,000	10,853,000	2,519	2,308	11,829	—	16,656
Sinopharm Group Co., Ltd. H Shares (b)	126,400	112,400	574,400	813,200	508	452	2,310	—	3,270
Sogou, Inc. ADR (a)(c)	76,926	67,722	353,723	498,371	879	774	4,043	—	5,696
TAL Education Group ADR (a)	31,138	28,942	146,798	206,878	1,146	1,065	5,402	—	7,613
Tencent Holdings Ltd. (b)	401,600	373,500	1,913,900	2,689,000	20,158	18,747	96,066	—	134,971
					69,882	65,416	335,184	—	470,482

	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Shares	Value (000)	Value (000)	Value (000)	Adjustments (000)	Value (000)
Egypt (0.6%)
Commercial International Bank Egypt SAE	—	360,740	1,800,921	2,161,661	—	1,706	8,516	—	10,222

Germany (0.7%)
Adidas AG	—	9,936	50,820	60,756	—	2,169	11,095	—	13,264

Hong Kong (2.1%)
AIA Group Ltd.	597,600	—	—	597,600	5,225	—	—	—	5,225
ASM Pacific Technology Ltd.	26,600	—	—	26,600	336	—	—	—	336
BOC Hong Kong Holdings Ltd.	1,039,500	—	—	1,039,500	4,896	—	—	—	4,896
CK Asset Holdings Ltd.	404,768	—	—	404,768	3,214	—	—	—	3,214
CK Hutchison Holdings Ltd.	258,768	—	—	258,768	2,744	—	—	—	2,744
Hong Kong Exchanges & Clearing Ltd.	57,000	—	—	57,000	1,715	—	—	—	1,715
Samsonite International SA (a)	316,500	804,600	4,070,100	5,191,200	1,119	2,846	14,396	—	18,361
Swire Properties Ltd.	38,000	—	—	38,000	141	—	—	—	141
Wharf Holdings Ltd. (The)	118,000	—	—	118,000	379	—	—	—	379
Wharf Real Estate Investment Co., Ltd.	118,000	—	—	118,000	840	—	—	—	840
					20,609	2,846	14,396	—	37,851
Hungary (1.0%)
OTP Bank Nyrt	—	80,924	408,396	489,320	—	2,930	14,786	—	17,716

	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Shares	Value (000)	Value (000)	Value (000)	Adjustments (000)	Value (000)
India (8.5%)
Ashok Leyland Ltd.	1,824,597	1,448,221	7,493,700	10,766,518	3,350	2,659	13,759	—	19,768
Eicher Motors Ltd.	4,180	3,352	17,163	24,695	1,745	1,399	7,162	—	10,306
Gateway Distriparks Ltd.	116,116	—	—	116,116	301	—	—	—	301
HDFC Bank Ltd. ADR	18,100	14,300	73,500	105,900	1,901	1,502	7,719	—	11,122
ICICI Bank Ltd.	330,777	262,357	1,312,734	1,905,868	1,329	1,055	5,277	—	7,661
ICICI Bank Ltd. ADR	115,900	91,200	457,800	664,900	931	732	3,676	—	5,339
IndusInd Bank Ltd.	122,196	96,919	499,995	719,110	3,446	2,733	14,100	—	20,279
Inox Leisure Ltd. (a)	205,404	—	—	205,404	779	—	—	—	779
Marico Ltd.	804,503	646,746	3,302,074	4,753,323	3,894	3,131	15,984	—	23,009
Maruti Suzuki India Ltd.	28,452	22,998	117,769	169,219	3,665	2,962	15,170	—	21,797
Shree Cement Ltd.	10,360	8,348	43,082	61,790	2,352	1,895	9,781	—	14,028
Zee Entertainment Enterprises Ltd.	379,021	305,668	1,579,024	2,263,713	3,009	2,427	12,536	—	17,972
					26,702	20,495	105,164	—	152,361
Indonesia (4.0%)
Astra International Tbk PT	3,946,200	4,067,600	21,453,600	29,467,400	1,818	1,873	9,881	—	13,572
Bank Rakyat Indonesia Persero Tbk PT	3,692,000	—	—	3,692,000	732	—	—	—	732
Bank Mandiri Persero Tbk PT	5,084,600	3,332,400	17,184,600	25,601,600	2,430	1,593	8,215	—	12,238
Bumi Serpong Damai Tbk PT	8,364,700	9,025,100	46,765,100	64,154,900	914	986	5,107	—	7,007
Semen Indonesia Persero Tbk PT	2,783,400	2,890,600	15,245,700	20,919,700	1,384	1,437	7,580	—	10,401
Telekomunikasi Indonesia Persero Tbk PT	7,766,300	7,389,900	37,170,700	52,326,900	2,032	1,934	9,727	—	13,693
Unilever Indonesia Tbk PT	575,200	598,400	3,156,300	4,329,900	1,850	1,925	10,154	—	13,929
					11,160	9,748	50,664	—	71,572
Korea, Republic of (7.8%)
CJ Corp.	3,030	4,939	25,152	33,121	386	629	3,205	—	4,220
Coway Co., Ltd.	18,366	15,360	78,812	112,538	1,427	1,194	6,124	—	8,745
Hanssem Co., Ltd. (c)	5,466	6,616	33,707	45,789	515	623	3,176	—	4,314
Hugel, Inc. (a)	2,443	2,157	11,095	15,695	1,057	933	4,799	—	6,789
Hyundai Motor Co.	15,112	13,263	66,812	95,187	1,702	1,494	7,523	—	10,719
KB Financial Group, Inc.	28,933	17,980	92,446	139,359	1,371	852	4,380	—	6,603
Korea Electric Power Corp.	14,951	41,205	210,624	266,780	429	1,183	6,047	—	7,659

	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Shares	Value (000)	Value (000)	Value (000)	Adjustments (000)	Value (000)
NAVER Corp.	2,888	2,783	14,233	19,904	1,977	1,905	9,744	—	13,626
Samsung Electronics Co., Ltd.	181,687	192,217	988,428	1,362,332	7,605	8,046	41,373	—	57,024
Samsung Electronics Co., Ltd. (Preference)	51,699	53,461	274,914	380,074	1,746	1,806	9,287	—	12,839
Shinhan Financial Group Co., Ltd.	36,996	22,961	118,059	178,016	1,437	892	4,587	—	6,916
					19,652	19,557	100,245	—	139,454
Malaysia (5.0%)
Gamuda Bhd	1,352,400	608,000	3,133,000	5,093,400	1,095	492	2,536	—	4,123
Genting Malaysia Bhd	2,329,100	2,258,500	11,705,700	16,293,300	2,814	2,728	14,141	—	19,683
IHH Healthcare Bhd	1,630,500	2,170,200	11,248,400	15,049,100	2,462	3,277	16,986	—	22,725
Malayan Banking Bhd	837,777	933,458	4,697,929	6,469,164	1,867	2,080	10,467	—	14,414
Malaysia Airports Holdings Bhd	1,174,900	914,200	4,814,500	6,903,600	2,560	1,991	10,489	—	15,040
Public Bank Bhd	98,600	—	—	98,600	570	—	—	—	570
Sime Darby Plantation Bhd	745,900	1,207,100	6,357,200	8,310,200	984	1,593	8,388	—	10,965
Sime Darby Property Bhd	695,000	1,207,100	6,357,200	8,259,300	206	359	1,889	—	2,454
					12,558	12,520	64,896	—	89,974
Mexico (4.7%)
Alsea SAB de CV	—	517,789	2,625,623	3,143,412	—	1,784	9,045	—	10,829
America Movil SAB de CV, Class L ADR	—	147,844	756,692	904,536	—	2,463	12,606	—	15,069
Fomento Economico Mexicano SAB de CV ADR	—	32,267	161,904	194,171	—	2,833	14,214	—	17,047
Grupo Financiero Banorte SAB de CV Series O	—	661,073	3,409,050	4,070,123	—	3,887	20,046	—	23,933
Wal-Mart de Mexico SAB de CV	—	1,069,658	5,474,721	6,544,379	—	2,823	14,450	—	17,273
					—	13,790	70,361	—	84,151
Pakistan (0.3%)
United Bank Ltd.	—	746,000	3,528,900	4,274,900	—	1,035	4,895	—	5,930

Peru (0.8%)
Credicorp Ltd.	—	10,049	51,419	61,468	—	2,262	11,575	—	13,837

Philippines (2.8%)
Ayala Corp.	79,226	66,940	348,945	495,111	1,366	1,154	6,015	—	8,535

	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Shares	Value (000)	Value (000)	Value (000)	Adjustments (000)	Value (000)
Ayala Land, Inc.	1,487,300	1,411,000	7,355,100	10,253,400	1,056	1,002	5,223	—	7,281
Metropolitan Bank & Trust Co.	1,602,999	2,098,252	10,053,743	13,754,994	2,205	2,886	13,828	—	18,919
SM Investments Corp.	107,500	134,593	690,330	932,423	1,762	2,207	11,319	—	15,288
					6,389	7,249	36,385	—	50,023
Poland (3.9%)
Bank Zachodni WBK SA	—	21,694	110,785	132,479	—	1,932	9,867	—	11,799
CCC SA	—	29,745	148,866	178,611	—	1,644	8,227	—	9,871
Jeronimo Martins SGPS SA	—	134,139	691,915	826,054	—	1,938	9,995	—	11,933
LPP SA	—	800	3,987	4,787	—	1,812	9,032	—	10,844
Powszechna Kasa Oszczednosci Bank Polski SA (a)	—	264,948	1,337,409	1,602,357	—	2,616	13,207	—	15,823
Powszechny Zaklad Ubezpieczen SA	—	139,975	706,718	846,693	—	1,457	7,355	—	8,812
					—	11,399	57,683	—	69,082
Russia (4.2%)
LUKOIL PJSC ADR	—	43,687	223,042	266,729	—	2,987	15,252	—	18,239
MMC Norilsk Nickel PJSC ADR	—	115,088	552,388	667,476	—	2,066	9,915	—	11,981
MMC Norilsk Nickel PJSC ADR (c)	—	—	26,330	26,330	—	—	475	—	475
Sberbank of Russia PJSC ADR	—	248,513	1,247,774	1,496,287	—	3,587	18,009	—	21,596
X5 Retail Group N.V. GDR	—	73,918	374,125	448,043	—	1,958	9,907	—	11,865
Yandex N.V., Class A (a)	—	54,183	271,178	325,361	—	1,945	9,735	—	11,680
					—	12,543	63,293	—	75,836
Singapore (0.4%)
CapitaLand Ltd.	317,800	—	—	317,800	737	—	—	—	737
City Developments Ltd.	70,600	—	—	70,600	567	—	—	—	567
DBS Group Holdings Ltd.	135,700	—	—	135,700	2,650	—	—	—	2,650
Jardine Cycle & Carriage Ltd.	19,500	—	—	19,500	455	—	—	—	455
Keppel Corp., Ltd.	205,200	—	—	205,200	1,077	—	—	—	1,077
Oversea-Chinese Banking Corp., Ltd.	198,600	—	—	198,600	1,697	—	—	—	1,697
Singapore Telecommunications Ltd.	242,400	—	—	242,400	548	—	—	—	548
					7,731	—	—	—	7,731
South Africa (5.0%)
AVI Ltd.	—	311,201	1,587,263	1,898,464	—	2,455	12,520	—	14,975
Bidvest Group Ltd. (The)	—	133,190	679,388	812,578	—	1,913	9,757	—	11,670
Capitec Bank Holdings Ltd. (c)	—	29,923	148,645	178,568	—	1,894	9,406	—	11,300
Clicks Group Ltd. (c)	—	128,107	653,404	781,511	—	1,835	9,361	—	11,196
Imperial Holdings Ltd.	—	111,263	567,493	678,756	—	1,589	8,104	—	9,693

	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Shares	Value (000)	Value (000)	Value (000)	Adjustments (000)	Value (000)
Naspers Ltd., Class N	—	3,921	19,998	23,919	—	996	5,081	—	6,077
Reunert Ltd.	—	176,107	909,424	1,085,531	—	1,030	5,322	—	6,352
Sanlam Ltd.	—	420,767	2,146,099	2,566,866	—	2,149	10,962	—	13,111
Tiger Brands Ltd. (c)	—	33,937	173,100	207,037	—	820	4,182	—	5,002
					—	14,681	74,695	—	89,376
Taiwan (7.8%)
ASE Technology Holding Co., Ltd.	409,221	376,458	1,945,626	2,731,305	961	884	4,569	—	6,414
CTBC Financial Holding Co., Ltd.	886,000	821,000	4,229,000	5,936,000	638	591	3,045	—	4,274
Hon Hai Precision Industry Co., Ltd.	278,855	249,405	1,273,700	1,801,960	761	681	3,476	—	4,918
Largan Precision Co., Ltd.	18,000	16,000	80,000	114,000	2,651	2,356	11,781	—	16,788
MediaTek, Inc.	163,000	146,000	750,000	1,059,000	1,604	1,437	7,380	—	10,421
Nanya Technology Corp.		510,000	2,588,000	3,098,000		1,392	7,062	—	8,454
Nien Made Enterprise Co., Ltd.	190,000	156,000	810,000	1,156,000	1,623	1,333	6,921	—	9,877
President Chain Store Corp.	122,000	101,000	526,000	749,000	1,383	1,144	5,961	—	8,488
Taiwan Semiconductor Manufacturing Co., Ltd.	1,574,592	1,321,455	6,854,205	9,750,252	11,181	9,384	48,672	—	69,237
					20,802	19,202	98,867	—	138,871
Thailand (0.3%)
Bangkok Dusit Medical Services PCL (Foreign)	973,800	—	—	973,800	735	—	—	—	735
Central Pattana PCL (Foreign)	430,600	—	—	430,600	906	—	—	—	906
CP ALL PCL (Foreign)	490,300	—	—	490,300	1,088	—	—	—	1,088
Kasikornbank PCL NVDR	198,600	—	—	198,600	1,163	—	—	—	1,163
Minor International PCL (Foreign)	467,000	—	—	467,000	458	—	—	—	458
PTT PCL (Foreign)	617,800	—	—	617,800	895	—	—	—	895
					5,245	—	—	—	5,245
United States (0.2%)
ResMed, Inc.CDI	413,230	—	—	413,230	4,312	—	—	—	4,312

Total Common Stocks (Cost $1,405,025)					246,445	238,660	1,221,394	—	1,706,499

	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro Forma Combined Portfolio	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets			Pro Forma Combined Portfolio
	Shares	Shares	Shares	Shares	Value (000)	Value (000)	Value (000)	Adjustments (000)		Value (000)
Short-Term Investments (5.7%)
Securities held as Collateral on Loaned Securities (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds —
Government Portfolio — Institutional Class (Cost $20,009)	—	3,993,499	16,015,790	20,009,289	—	3,993	16,016	—		20,009

Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds —
Government Portfolio — Institutional Class (Cost $81,488)	10,983,126	12,349,248	58,156,091	81,488,465	10,983	12,349	58,156	(6,283	) (e)	75,205
Total Short-Term Investments (Cost $101,497)					10,983	16,342	74,172	(6,283)		95,214
Total Investments (101.0%) (Cost $1,506,522) Including $20,850 of Securities Loaned (d)					257,428	255,002	1,295,566	(6,283)		1,801,713
Liabilities in Excess of Other Assets (—1.0%)					91	(3,709)	(13,851)	(345	) (f)	(17,814)
Net Assets (100.0%)					$257,519	$251,293	$1,281,715	$(6,628)		$1,783,899

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.

†  All holdings of the Acquired Fund and MSF Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund. However, the Investment Team anticipates 32% portfolio turnover as a result of the Reorganization and 45% portfolio turnover as a result of the MSF Reorganization, specifically relating to the sale and repurchase of certain of the Acquired Fund’s and MSF Acquired Fund’s assets in connection with changes in beneficial ownership as certain local emerging markets do not permit the transfer of securities. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Trading costs associated with transitioning the Acquired Fund’s and MSF Acquired Fund’s portfolio after the Reorganization will be borne by the Combined Fund, the cost of which is not reflected in the Reorganization costs disclosed herein.

(a) Non-income producing security.

(b) Security trades on the Hong Kong exchange.

(c) All or a portion of this security was on loan at June 30, 2018.

(d) Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(e) Adjustment for proceeds to Japanese Stockholders of approximately $6,283,000.

(f) Reorganization Expenses of approximately $345,000 allocated to and shared among MS Asia-Pacific Fund, Inc. and MS Emerging Markets Fund, Inc. on the basis of expected cost savings as a result of the Reorganizations.

ADR — American Depositary Receipt.

CDI — CHESS Depositary Interest.

GDR — Global Depositary Receipt.

NVDR — Non-Voting Depositary Receipt.

PJSC — Public Joint Stock Company.

REIT — Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Funds had the following foreign currency forward exchange contracts open at June 30, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
MS Emerging Markets Fund, Inc.
State Street Bank and Trust Co.	HKD	303,640	$38,726	9/13/18	$(20)

MSIF Emerging Markets
State Street Bank and Trust Co.	HKD	1,553,928	$198,187	9/13/18	$(103)

Pro Forma Combined Portfolio
State Street Bank and Trust Co.	HKD	1,857,568	$236,913	9/13/18	$(123)

HKD — Hong Kong Dollar

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	MS Asia-Pacific Fund, Inc. (000)	MS Emerging Markets Fund, Inc. (000)	MSIF Emerging Markets (000)	Pro Forma Combined Portfolio (000)
Aggregate gross unrealized appreciation	$66,863	$61,663	$266,131	$394,657
Aggregate gross unrealized depreciation	(10,602)	(13,118)	(69,586)	(93,306)
Net unrealized appreciation (depreciation)	$56,261	$48,545	$196,545	$301,351

Federal income tax cost of investments	$201,167	$206,437	$1,098,918	$1,506,522

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Fair Value Measurement:

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2018:

Portfolios	MS Asia-Pacific Fund, Inc.	MS Emerging Markets Fund, Inc.	MSIF Emerging Markets	Pro-Forma Combined Portfolio
Investments in Securities (Level 1) (000)	$253,346	$255,002	$1,295,566	$1,803,914
Investments in Securities (Level 2) (000)	4,082	(20)	(103)	3,959
Investments in Securities (Level 3) (000)	—	—	—	—
Total for Investments in Securities (000)	$257,428	$254,982	$1,295,463	$1,807,873

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2018, securities with a total value of approximately $1,302,483,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2017 were valued using unadjusted quoted prices at June 30, 2018. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Statement of Additional Information Supplement

November 19, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 19, 2018 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2018

Active International Allocation Portfolio

Advantage Portfolio

Asia Opportunity Portfolio

Emerging Markets Breakout Nations Portfolio

Emerging Markets Fixed Income Opportunities Portfolio

Emerging Markets Leaders Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Frontier Markets Portfolio

Global Advantage Portfolio

Global Concentrated Portfolio

Global Core Portfolio

Global Counterpoint Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Global Real Estate Portfolio

Global Sustain Portfolio

Growth Portfolio

Insight Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

Multi-Asset Portfolio

Small Company Growth Portfolio

US Core Portfolio

U.S. Real Estate Portfolio

The section of the Statement of Additional Information entitled "Distribution and Shareholder Services Plans—Revenue Sharing" with respect to those arrangements applicable to Morgan Stanley Smith Barney LLC and other Financial Intermediaries is hereby deleted and replaced with the following:

With respect to Morgan Stanley Smith Barney LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1  an ongoing annual fee in an amount up to $500,000 in consideration of the Adviser's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

2  an ongoing annual fee in an amount up to $400,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Funds by Morgan Stanley Smith Barney LLC financial advisors;

3  on Class I, Class A, Class L and Class C shares of the Funds held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts, an ongoing annual fee in an amount up to 0.10% of the total average daily NAV of such shares for the applicable quarterly period;

4  on Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, or had $4 million or more in assets (but less than $5 million) as of June 30, 2014 and reached $5 million by December 31, 2014, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

5  on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity, Listed Real Asset and Asset Allocation Funds) or 0.50% (with respect to the Fixed Income Funds) of the amount sold, as applicable*; and

6  on certain Class I shares of the Global Real Estate Portfolio purchased prior to August 2018, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period.

With respect to Morgan Stanley & Co. LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1  on shares of a Fund, a fee in an amount up to 20% of the advisory fee the Adviser receives from such Fund attributable to such shares for the applicable period, not to exceed one year.

With respect to other Financial Intermediaries, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

1  on Class I, Class A, Class L and Class C shares of the Funds, reimbursement for ticket charges applied to Fund shares;

2  on Class I, Class A, Class L and Class C shares of the Funds held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

3  an ongoing annual fee in an amount up to 0.25% on sales of Class I, Class A, Class L and Class C shares of the Funds through brokerage accounts; and

4  on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity, Listed Real Asset and Asset Allocation Funds) or 0.50% (with respect to the Fixed Income Portfolios) of the amount sold, as applicable.*

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the U.S. Equity, Global and International Equity, Listed Real Asset and Asset Allocation Funds: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Funds: 0.50% on sales of $1 million to $4 million, plus 0.25% on sales over $4 million to $15 million, plus 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a contingent deferred sales charge ("CDSC") of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

Please retain this supplement for future reference.

Statement of Additional Information Supplement

October 1, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 1, 2018 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2018

Active International Allocation Portfolio

Advantage Portfolio

Asia Opportunity Portfolio

Emerging Markets Breakout Nations Portfolio

Emerging Markets Fixed Income Opportunities Portfolio

Emerging Markets Leaders Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Frontier Markets Portfolio

Fundamental Multi-Cap Core Portfolio

Global Advantage Portfolio

Global Concentrated Portfolio

Global Core Portfolio

Global Counterpoint Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Global Real Estate Portfolio

Global Sustain Portfolio

Growth Portfolio

Insight Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

Multi-Asset Portfolio

Small Company Growth Portfolio

US Core Portfolio

U.S. Real Estate Portfolio

The section of the Statement of Additional Information entitled "Distribution and Shareholder Services Plans—Revenue Sharing" with respect to those arrangements applicable to Morgan Stanley Smith Barney LLC and other Financial Intermediaries is hereby deleted and replaced with the following:

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

1  an ongoing annual fee in an amount up to $500,000 in consideration of the Adviser's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

2  an ongoing annual fee in an amount up to $400,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Funds by Morgan Stanley Smith Barney LLC financial advisors;

3  on Class I, Class A, Class L and Class C shares of the Funds held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts, an ongoing annual fee in an amount up to 0.10% of the total average daily NAV of such shares for the applicable quarterly period;

4  on Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

5  on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity, Listed Real Asset and Asset Allocation Funds) or 0.50% (with respect to the Fixed Income Funds) of the amount sold, as applicable*; and

6  on certain Class I shares of the Global Real Estate Portfolio purchased prior to August 2018, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period.

With respect to other Financial Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

1  on Class I, Class A, Class L and Class C shares of the Funds, reimbursement for ticket charges applied to Fund shares;

2  on Class I, Class A, Class L and Class C shares of the Funds held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

3  an ongoing annual fee in an amount up to 0.25% on sales of Class I, Class A, Class L and Class C shares of the Funds through brokerage accounts; and

4  on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity, Listed Real Asset and Asset Allocation Funds) or 0.50% (with respect to the Fixed Income Portfolios) of the amount sold, as applicable.*

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the U.S. Equity, Global and International Equity, Listed Real Asset and Asset Allocation Funds: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Funds: 0.50% on sales of $1 million to $4 million, plus 0.25% on sales over $4 million to $15 million, plus 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a contingent deferred sales charge ("CDSC") of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

Please retain this supplement for future reference.

Statement of Additional Information Supplement

July 11, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 11, 2018 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2018

Emerging Markets Portfolio

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Participating Affiliate" is hereby deleted and replaced with the following:

Participating Affiliate

In rendering investment advisory services to the Asia Opportunity, Emerging Markets, Global Counterpoint, Global Opportunity, International Advantage and International Opportunity Portfolios, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited ("MSAL"), a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). One or more MSAL employees may provide services to the Funds through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MSAL is considered a Participating Affiliate of MSIM, and MSAL and its employees are considered "associated persons" of MSIM (as that term is defined in the Advisers Act) and investment professionals from MSAL may render portfolio management, research and other services to the Funds, subject to the supervision of MSIM.

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by Portfolio Managers as of December 31, 2017 (unless otherwise indicated)—Emerging Markets" is hereby deleted and replaced with the following:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Emerging Markets
Eric Carlson	5	$1.2 billion	8	$6.6 billion	18(8)	$6.5 billion(8)
Amay Hattangadi*	0	$0	0	$0	0(17)	$0[17]
Paul C. Psaila	5	$1.2 billion	8	$6.6 billion	18(8)	$6.5 billion(8)
Ruchir Sharma	6	$1.7 billion	7	$6.7 billion	19(6)	$6.2 billion(6)
May Yu	2	$839.9 million	2	$400.5 million	8(9)	$4.7 billion(9)

The asterisked footnote under the table in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by Portfolio Managers as of December 31, 2017 (unless otherwise indicated)" is hereby deleted and replaced with the following:

* As of May 31, 2018.

The following is hereby added as the last footnote under the table in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by Portfolio Managers as of December 31, 2017 (unless otherwise indicated)":

17 Of these other accounts, zero accounts with a total of approximately $0 in assets had performance-based fees.

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Securities Ownership of Portfolio Managers—Emerging Markets" is hereby deleted and replaced with the following:

Fund and Portfolio Managers	Fund Holdings
Emerging Markets
Eric Carlson	$100,001-$500,000
Amay Hattangadi*	None
Paul C. Psaila	$100,001-$500,000
Ruchir Sharma	Over $1 million
May Yu	None

The asterisked footnote under the table in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

* As of May 31, 2018.

Please retain this supplement for future reference.

Statement of Additional Information Supplement

June 15, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 15, 2018 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2018

Active International Allocation Portfolio
Advantage Portfolio
Asia Opportunity Portfolio
Emerging Markets Breakout Nations Portfolio
Emerging Markets Fixed Income Opportunities Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Frontier Markets Portfolio
Fundamental Multi-Cap Core Portfolio
Global Advantage Portfolio
Global Concentrated Portfolio
Global Core Portfolio
Global Counterpoint Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Real Estate Portfolio
Global Sustain Portfolio
Growth Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
Insight Portfolio
Multi-Asset Portfolio
Small Company Growth Portfolio
U.S. Real Estate Portfolio
US Core Portfolio

The third paragraph of the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

With respect to the Global Concentrated, Global Core, Global Franchise, Global Sustain and US Core Portfolios, complete holdings will be publicly available on a quarterly basis 15 calendar days after the quarter-end by calling (800) 548-7786 or emailing client service at msimcs@morganstanley.com.

The fifth paragraph of the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

All other portfolio holdings information that has not been disseminated in a manner making it available generally as described above is non-public information for purposes of the Policy.

Please retain this supplement for future reference.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

 Statement of Additional Information

April 30, 2018

Morgan Stanley Institutional Fund, Inc. (the “Company”) is an open-end management investment company consisting of 31 Funds offering a variety of investment alternatives, all of which are included in this Statement of Additional Information (“SAI”) (each a “Fund” and collectively the “Funds”). Some or all of the Funds offer the following shares: Class I, Class A, Class L, Class C and Class IS. Following is a list of the 31 Funds included in this SAI:

Share Class and Ticker Symbol
	I	A	L*	C	IS
GLOBAL AND INTERNATIONAL EQUITY FUNDS:
Active International Allocation Portfolio	MSACX	MSIBX	MSLLX	MSAAX	—
Asia Opportunity Portfolio	MSAQX	MSAUX	—	MSAWX	MSAYX
Emerging Markets Breakout Nations Portfolio	EMIPX	EMAPX	—	EMCPX	EMSPX
Emerging Markets Leaders Portfolio	MELIX	MELAX	—	MEMLX	MELSX
Emerging Markets Portfolio	MGEMX	MMKBX	MSELX	MSEPX	MMMPX
Emerging Markets Small Cap Portfolio	MSEMX	MSEOX	—	MSESX	MSETX
Frontier Markets Portfolio	MFMIX	MFMPX	MFMLX	MSFEX	MSRFX
Global Advantage Portfolio	MIGIX	MIGPX	MIGLX	MSPTX	—
Global Concentrated Portfolio	MLNIX	MLNAX	—	MLNCX	MLNSX
Global Core Portfolio	MLMIX	MLMAX	—	MLMCX	MLMSX
Global Counterpoint Portfolio**	GLCIX	GLCAX	—	GLCDX	GLCSX
Global Discovery Portfolio	MLDIX	MGDPX	MGDLX	MSPCX	—
Global Franchise Portfolio	MSFAX	MSFBX	MSFLX	MSGFX	MGISX
Global Insight Portfolio	MBPIX	MBPHX	MBPLX	MSIZX	—
Global Opportunity Portfolio	MGGIX	MGGPX	MGGLX	MSOPX	MGTSX
Global Sustain Portfolio***	MGQIX	MGQAX	MGQLX	MSGQX	MGQSX
International Advantage Portfolio	MFAIX	MFAPX	MSALX	MSIAX	—
International Equity Portfolio	MSIQX	MIQBX	MSQLX	MSECX	MIQPX
International Opportunity Portfolio	MIOIX	MIOPX	MIOLX	MSOCX	MNOPX
U.S. EQUITY FUNDS:
Advantage Portfolio	MPAIX	MAPPX	MAPLX	MSPRX	MADSX
Fundamental Multi-Cap Core Portfolio****	MFNIX	MFNAX	—	MFNCX	MFNSX
Growth Portfolio	MSEQX	MSEGX	MSHLX	MSGUX	MGRPX
Insight Portfolio	MFPIX	MFPHX	MFPLX	MSSPX	—
Small Company Growth Portfolio	MSSGX	MSSMX	MSSLX	MSCOX	MFLLX
US Core Portfolio	MUOIX	MUOAX	—	MUOCX	MUOSX
FIXED INCOME FUND:
Emerging Markets Fixed Income Opportunities Portfolio	MEAIX	MEAPX	MEALX	MSEDX	MRDPX
ASSET ALLOCATION FUND:
Multi-Asset Portfolio	MMPIX	MMPPX	MMPLX	MSMEX	MSPMX
LISTED REAL ASSET FUNDS:
Global Infrastructure Portfolio	MTIIX	MTIPX	MTILX	MSGTX	MSGPX

Global Real Estate Portfolio	MRLAX	MRLBX	MGRLX	MSRDX	MGREX
International Real Estate Portfolio	MSUAX	IERBX	MSOLX	MSIJX	MIREX
U.S. Real Estate Portfolio	MSUSX	MUSDX	MSULX	MSURX	MURSX
*	The Company has suspended offering Class L shares of each Fund for sale to all investors. Existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. Class L shares of the Asia Opportunity, Emerging Markets Breakout Nations, Emerging Markets Leaders, Emerging Markets Small Cap, Fundamental Multi-Cap Core, Global Concentrated, Global Core, Global Counterpoint and US Core Portfolios are not being offered for sale at this time. You do not currently have the option of purchasing Class L shares.
**	The Global Counterpoint Portfolio has not commenced operations as of the date of this SAI.
***	Formerly Global Quality Portfolio.
****	The Fundamental Multi-Cap Core Portfolio is not yet in operation; accordingly, it is not currently offered to investors.

This SAI is not a prospectus, but should be read in conjunction with the Funds’ prospectuses, each dated April 30, 2018, as may be supplemented from time to time. To obtain any of these prospectuses, please call the Fund toll-free at 1-800-548-7786.

The Funds’ most recent Annual Reports to Shareholders are separate documents supplied with this SAI and include the Funds’ audited financial statements, including notes thereto, and the reports of the Funds’ independent registered public accounting firm (except for the Fundamental Multi-Cap Core and Global Counterpoint Portfolios), which are incorporated by reference into this SAI.

Certain Funds are “non-diversified” and, as such, such Funds’ investments are not required to meet certain diversification requirements under federal securities law. Compared with “diversified” funds or portfolios, each such Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund’s assets may be focused in fewer securities than other funds. A decline in the value of those investments may cause the Fund’s overall value to decline to a greater degree. The Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Global Concentrated, Global Core, Global Discovery, Global Franchise, Global Infrastructure, Global Sustain, International Real Estate, Multi-Asset, US Core and U.S. Real Estate Portfolios are non-diversified portfolios.

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Company and its Funds. Morgan Stanley Investment Management Inc. (the “Adviser”) acts as investment adviser to each Fund. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited (“MSIM Limited”) acts as investment sub-adviser to the Global Franchise, Global Infrastructure, Global Real Estate, Global Sustain, International Equity and International Real Estate Portfolios; Morgan Stanley Investment Management Company (“MSIM Company”) acts as investment sub-adviser to the Active International Allocation, Emerging Markets Leaders, Emerging Markets, Global Infrastructure, Global Real Estate and International Real Estate Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the “Sub-Adviser” and together as the “Sub-Advisers”). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

The following tables summarize the permissible strategies and investments for each Fund. These tables should be used in conjunction with the investment summaries for each Fund contained in the Prospectus in order to provide a more complete description of such Fund’s investment policies. More details about each investment and related risks are provided in the discussion following the tables.

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Active International Allocation	Asia Opportunity	Emerging Markets	Emerging Markets Breakout Nations	Emerging Markets Leaders	Emerging Markets Small Cap	Frontier Markets	Global Advantage	Global Concentrated
Equity Securities:
Common Stocks	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Rights	X	X	X	X	X	X	X	X	X
Warrants	X	X	X	X	X	X	X	X	X
IPOs	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X	X	X	X	X
Real Estate Investing	X	X	X	X	X	X	X	X	X
—REITs	X	X	X	X	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X	X	X	X	X
Fixed Income Securities:
Investment Grade Securities	X	X	X	X	X	X	X	X	X
High Yield Securities		X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X	X	X	X
Agencies	X	X	X	X	X	X	X	X	X
Corporates	X	X	X	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X	X	X	X
Cash Equivalents	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities		X					X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Municipals							X
Asset-Backed Securities							X
Loan Participations and Assignments			X	X	X	X	X
Temporary Investments	X	X	X	X	X	X	X	X	X
1

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Active International Allocation	Asia Opportunity	Emerging Markets	Emerging Markets Breakout Nations	Emerging Markets Leaders	Emerging Markets Small Cap	Frontier Markets	Global Advantage	Global Concentrated
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X	X	X	X	X	X
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	X	X	X	X	X	X	X	X	X
Foreign Investment:
Foreign Equity Securities	X	X	X	X	X	X	X	X	X
Foreign Government Fixed Income Securities	X	X	X	X	X	X	X	X	X
Foreign Corporate Fixed Income Securities	X	X	X	X	X	X	X	X	X
Emerging Market Securities	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X
Brady Bonds	X	X	X	X	X	X	X	X	X
Investment Funds	X	X	X	X	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program		X	X	X	X	X		X
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X	X	X	X	X	X	X	X	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities	X	X	X	X	X	X	X	X	X
Borrowing for Investment Purposes
Temporary Borrowing	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements				X		X	X
Short Sales
Derivatives:
Forwards	X	X	X	X	X	X	X	X	X
Futures Contracts	X	X	X	X	X	X	X	X	X
Options	X	X		X				X	X
Swaps	X	X	X	X	X	X	X	X	X
Contracts for Difference	X	X	X	X	X	X	X	X	X
Structured Investments		X	X	X	X	X	X	X	X
Combined Transactions	X	X	X	X	X	X	X	X	X

2

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Global Core	Global Counterpoint	Global Discovery	Global Franchise	Global Insight	Global Opportunity	Global Sustain	International Advantage	International Equity	International Opportunity
Equity Securities:
Common Stocks	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X
Rights	X	X	X	X	X	X	X	X	X	X
Warrants	X	X	X	X	X	X	X	X	X	X
IPOs	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X
Real Estate Investing	X	X	X	X	X	X	X	X	X	X
—REITs	X	X	X	X	X	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities:
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
High Yield Securities		X
U.S. Government Securities	X	X	X	*	X	X	X	X	*	X
Agencies	X	X	X	*	X	X	X	X	*	X
Corporates	X	X	X	*	X	X	X	X	*	X
Money Market Instruments	X	X	X	X	X	X	X	X	X	X
Cash Equivalents	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X		X	X		X		X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Municipals
Asset-Backed Securities
Loan Participations and Assignments
Temporary Investments	X	X	X	X	X	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X		X	X		X	X	X
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	X	X	X	X	X	X	X	X	X	X
Foreign Investment:
Foreign Equity Securities	X	X	X	X	X	X	X	X	X	X
Foreign Government Fixed Income Securities	X	X	X		X	X		X	X	X
Foreign Corporate Fixed Income Securities	X	X	X		X	X		X	X	X

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GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Global Core	Global Counterpoint	Global Discovery	Global Franchise	Global Insight	Global Opportunity	Global Sustain	International Advantage	International Equity	International Opportunity
Emerging Market Securities	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Brady Bonds	X	X	X		X	X			X	X
Investment Funds	X	X	X	X	X	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program		X	X	X	X	X	X	X	X	X
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X	X	X	X	X	X	X	X	X	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities	X	X	X	X	X	X	X	X	X	X
Borrowing for Investment Purposes
Temporary Borrowing	X	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements
Short Sales
Derivatives:
Forwards	X	X	X	X	X	X	X	X	X	X
Futures Contracts	X	X	X		X	X	X	X	X	X
Options	X	X	X		X	X	X	X	X	X
Swaps	X	X	X		X	X	X	X	X	X
Contracts for Difference	X	X	X		X	X	X	X	X	X
Structured Investments	X	X	X		X	X		X		X
Combined Transactions	X	X	X		X	X	X	X	X	X
*	This Fund may invest in certain U.S. Government Securities, Agencies and Corporates as described under Money Market Instruments and Temporary Investments.

U.S. EQUITY FUNDS
	Advantage	Fundamental Multi-Cap Core	Growth	Insight	Small Company Growth	US Core
Equity Securities:
Common Stocks	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X
Rights	X	X	X	X	X	X
Warrants	X	X	X	X	X	X
IPOs	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X	X
Real Estate Investing	X	X	X	X	X	X

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U.S. EQUITY FUNDS
	Advantage	Fundamental Multi-Cap Core	Growth	Insight	Small Company Growth	US Core
—REITs	X	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X	X
Fixed Income Securities:
Investment Grade Securities	X	X	X	X	X	X
High Yield Securities
U.S. Government Securities	X	X	X	X	X	X
Agencies	X	X	X	X	X	X
Corporates	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X
Cash Equivalents	X	X	X	X	X	X
Mortgage-Related Securities	X			X
Repurchase Agreements	X	X	X	X	X	X
Municipals
Asset-Backed Securities
Loan Participations and Assignments
Temporary Investments	X	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X	X	X
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	X			X
Foreign Investment:
Foreign Equity Securities	X	X	X	X	X	X
Foreign Government Fixed Income Securities	X			X
Foreign Corporate Fixed Income Securities	X			X
Emerging Market Securities	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Brady Bonds	X			X
Investment Funds	X	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program	X			X
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X	X	X	X	X	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities	X	X	X	X	X	X
Borrowing for Investment Purposes
Temporary Borrowing	X	X	X	X	X	X
Reverse Repurchase Agreements		X	X			X
Short Sales
Derivatives:
Forwards	X	X	X	X	X	X

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U.S. EQUITY FUNDS
	Advantage	Fundamental Multi-Cap Core	Growth	Insight	Small Company Growth	US Core
Futures Contracts	X	X	X	X	X	X
Options	X	X	X	X	X	X
Swaps	X	X	X	X	X	X
Contracts for Difference	X	X	X	X	X	X
Structured Investments	X	X	X	X	X	X
Combined Transactions	X	X	X	X	X	X

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FIXED INCOME FUND
Emerging Markets Fixed Income Opportunities
Equity Securities:
Common Stocks	X
Depositary Receipts	X
Preferred Stocks	X
Rights	X
Warrants	X
IPOs	X
Convertible Securities	X
Limited Partnership and Limited Liability Company Interests
Investment Company Securities	X
Exchange-Traded Funds	X
Real Estate Investing
—REITs
—Foreign Real Estate Companies	X
—Specialized Ownership Vehicles
Fixed Income Securities:
Investment Grade Securities	X
High Yield Securities	X
U.S. Government Securities	X
Agencies	X
Corporates	X
Money Market Instruments	X
Cash Equivalents	X
Mortgage-Related Securities	X
Repurchase Agreements	X
Municipals	X
Asset-Backed Securities	X
Loan Participations and Assignments	X
Temporary Investments	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X
Floaters	X
Inverse Floaters	X
Eurodollar and Yankee Dollar Obligations	X
Foreign Investment:
Foreign Equity Securities	X
Foreign Government Fixed Income Securities	X
Foreign Corporate Fixed Income Securities	X
Emerging Market Securities	X
Foreign Currency Transactions	X
Brady Bonds	X
Investment Funds	X
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X
When-Issued and Delayed Delivery Securities	X
Borrowing for Investment Purposes	X
Temporary Borrowing	X
Reverse Repurchase Agreements	X
Short Sales	X

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FIXED INCOME FUND
Emerging Markets Fixed Income Opportunities
Derivatives:
Forwards	X
Futures Contracts	X
Options	X
Swaps	X
Contracts for Difference	X
Structured Investments	X
Combined Transactions	X

ASSET ALLOCATION FUND
Multi-Asset
Equity Securities:
Common Stocks	X
Depositary Receipts	X
Preferred Stocks	X
Rights	X
Warrants	X
IPOs	X
Convertible Securities	X
Limited Partnership and Limited Liability Company Interests	X
Investment Company Securities	X
Exchange-Traded Funds	X
Real Estate Investing	X
—REITs	X
—Foreign Real Estate Companies	X
—Specialized Ownership Vehicles	X
Fixed Income Securities:
Investment Grade Securities	X
High Yield Securities	X
U.S. Government Securities	X
Agencies	X
Corporates	X
Money Market Instruments	X
Cash Equivalents	X
Mortgage-Related Securities	X
Repurchase Agreements	X
Municipals	X
Asset-Backed Securities	X
Loan Participations and Assignments	X
Temporary Investments	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X
Floaters	X
Inverse Floaters	X
Eurodollar and Yankee Dollar Obligations	X
Foreign Investment:
Foreign Equity Securities	X
Foreign Government Fixed Income Securities	X
Foreign Corporate Fixed Income Securities	X

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ASSET ALLOCATION FUND
Multi-Asset
Emerging Market Securities	X
Foreign Currency Transactions	X
Brady Bonds	X
Investment Funds	X
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X
When-Issued and Delayed Delivery Securities	X
Borrowing for Investment Purposes
Temporary Borrowing	X
Reverse Repurchase Agreements	X
Short Sales	X
Derivatives:
Forwards	X
Futures Contracts	X
Options	X
Swaps	X
Contracts for Difference	X
Structured Investments	X
Combined Transactions	X
Commodity-Linked Investments	X

LISTED REAL ASSET FUNDS
	Global Infrastructure	Global Real Estate	International Real Estate	U.S. Real Estate
Equity Securities:
Common Stocks	X	X	X	X
Depositary Receipts	X	X	X	X
Preferred Stocks	X	X	X	X
Rights	X	X	X	X
Warrants	X	X	X	X
IPOs	X	X	X	X
Convertible Securities	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X
Investment Company Securities	X	X	X	X
Exchange-Traded Funds	X	X	X	X
Real Estate Investing	X	X	X	X
—REITs	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X
Fixed Income Securities:
Investment Grade Securities	X	X	X	X
High Yield Securities	X
U.S. Government Securities	X	X	X	X
Agencies	X	X	X	X
Corporates	X	X	X	X
Money Market Instruments	X	X	X	X
Cash Equivalents	X	X	X	X
Mortgage-Related Securities	X
Repurchase Agreements	X	X	X	X

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LISTED REAL ASSET FUNDS
	Global Infrastructure	Global Real Estate	International Real Estate	U.S. Real Estate
Municipals	X
Asset-Backed Securities	X
Loan Participations and Assignments	X
Temporary Investments	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	X	X	X
Foreign Investment:
Foreign Equity Securities	X	X	X	X
Foreign Government Fixed Income Securities	X			X
Foreign Corporate Fixed Income Securities	X	X	X	X
Emerging Market Securities	X	X	X	X
Foreign Currency Transactions	X	X	X	X
Brady Bonds	X	X	X
Investment Funds	X	X	X	X
Exchange-Listed Equities via Stock Connect Program
Other Securities and Investment Strategies:
Loans of Portfolio Securities	X	X	X	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X
When-Issued and Delayed Delivery Securities	X	X	X	X
Borrowing for Investment Purposes
Temporary Borrowing	X	X	X	X
Reverse Repurchase Agreements
Short Sales
Derivatives:
Forwards	X	X	X
Futures Contracts
Options
Swaps
Contracts for Difference
Structured Investments
Combined Transactions

10

EQUITY SECURITIES

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed income securities.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer’s common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Sector Risk. Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on a Fund’s performance than if the Fund held a broader range of investments.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Funds may purchase equity securities issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those securities shortly after their acquisition. A Fund’s purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to

11

common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Limited Partnership and Limited Liability Company Interests. A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. A Fund may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Certain Funds may invest in master limited partnerships (“MLPs”), which are generally organized under state law as limited partnerships or limited liability companies and generally treated as partnerships for U.S. federal income tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the entity must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds. A Fund may, to the extent noted in the Fund’s non-fundamental limitations, invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended from time to time (the “1940 Act”); (ii) the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund’s total assets in any one investment company, and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in any such Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, each Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests that may result in the Fund bearing some additional expenses. The SEC has adopted changes to the rules that govern money market funds. These changes: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%), or a “redemption gate” that temporarily restricts redemptions from a money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating net asset value per share (“NAV”) rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). “Government money market funds,” as defined under Rule 2a-7 of the 1940 Act, are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees and redemption gates. These changes may affect the investment strategies, performance and operating expenses of money market funds.

Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular

12

indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Funds. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which a Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.

Real Estate Investment Trusts (“REITs”) and Foreign Real Estate Companies. Certain Funds may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, might not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Fund. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Funds may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. The historically low interest rate environment increases the risk associated with rising interest rates. The Funds may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater

13

price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Fund may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Fund’s assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Investment Grade Securities. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), or Fitch Ratings (“Fitch”), or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc. (“Moody’s”)) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between sound obligations and those in which speculative elements predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.

High Yield Securities. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that a Fund holds may be downgraded to below investment grade by the rating agencies. If a Fund holds a security that is downgraded, the Fund may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to

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investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of the Company’s securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.

U.S. Government Securities. U.S. government securities refer to a variety of fixed income securities issued or guaranteed by the U.S. Government and its various instrumentalities and agencies. The U.S. government securities that certain Funds may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Funds may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”). Certain of the Funds may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. Further, certain Funds may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Agencies. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks, Fannie Mae and Freddie Mac are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority (“TVA”).

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities (“MBS”) issued by Fannie Mae and Freddie Mac in order to

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support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Corporates. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

Money Market Instruments. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed income securities comprising:

■	Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

■	Obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

■	Any security issued by a commercial bank if (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Fund may purchase;

■	Commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of their two highest categories (e.g., A-l or A-2 by S&P, Prime 1 or Prime 2 by Moody’s or F1 or F2 by Fitch) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

■	Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

■	U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

■	Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

■	Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s, Fitch or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or

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industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

With respect to Fitch, a short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A F1 rating indicates the strongest intrinsic capacity for timely payment of financial commitments whereas a F2 rating indicates good intrinsic capacity for timely payment of financial commitments.

Mortgage-Related Securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities include collateralized mortgage obligations and MBS issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With MBS, many mortgagees’ obligations to make monthly payments to their lending institution are pooled together and the risk of the mortgagees’ payment obligations is passed through to investors. The pools are assembled by various governmental, government-related and private organizations. A Fund may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Fund will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac’s right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (“To Be Announced”) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in TBAs may give rise to a form of leverage and may cause a Fund’s portfolio turnover rate to appear higher. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged.

Like fixed income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBS held by a Fund may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Fund may invest, without limit, in MBS issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. A Fund will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody’s, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

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Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the National Housing Act of 1934, as amended (the “Housing Act”), or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veteran Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”) or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and MBS issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The Housing Act authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long

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maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.

A Fund may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). A SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent a Fund invests in IOs and POs, it may increase the risk of fluctuations in the NAV of a Fund.

Credit Enhancement. Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies

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or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as “third-party credit support”), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Fund receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Company’s custodian or an approved third-party for the benefit of the Fund until repurchased. Repurchase agreements permit a Fund to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund’s realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds follow procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Pursuant to an order issued by the SEC, the Funds may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Funds expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Fund’s participation in the income from jointly purchased repurchase agreements will be based on that Fund’s percentage share in the total repurchase agreement.

Municipals. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five

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years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Funds will meet the quality criteria set out in the Prospectus for the Funds.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Funds.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

The Funds eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

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Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each lease obligation purchased by the Funds. If a lease obligation is determined to be “liquid,” the security will not be included within the category “illiquid securities.”

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments (“Loans”) relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Fund’s investments in Loans may be in the form of a participation in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third-parties. In the case of a Participation, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Adviser to be creditworthy.

When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund’s securities and calculating its NAV.

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Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Temporary Investments. When the Adviser believes that changes in market, economic, political or other conditions make it advisable, each Fund may invest up to 100% of its assets in cash, cash equivalents and other fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies and instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. The Fund may have to distribute such phantom income to avoid taxes at the Fund level, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Floaters. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third-party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Investment.”

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Eurodollar and Yankee Dollar Obligations. Eurodollar and Yankee dollar obligations are fixed income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee dollar obligations, which include time deposits and certificates of deposit, are U.S. dollar-

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denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Funds may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets which have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the U.S., or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Funds may be able to pass through to its shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser and/or Sub-Advisers may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has

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a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Referendum on the UK’s EU Membership. On June 23, 2016, the United Kingdom (“UK”) voted by referendum to leave the EU, an event widely referred to as “Brexit”. The UK is the first member to vote to leave the EU and its departure is expected to take several years to effect. At present, the nature of the relationship of the UK with the remaining EU members is uncertain. In addition, spurred by the UK referendum vote, other EU members may propose similar measures, thereby raising the possibility of additional departures from the EU. Accordingly, there is a heightened or increased risk of market instability and legal and regulatory change following the UK referendum vote.

The Funds may make investments in the UK (before and after its departure from the EU), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Adverse legal, regulatory or economic conditions affecting the economies of the countries in which the Funds conduct their business (including making investments) and any corresponding deterioration in global macro-economic conditions could have a material adverse effect on a Fund’s investment returns. Potential consequences to which the Funds may be exposed, directly or indirectly, as a result of the UK referendum vote include, but are not limited to, market dislocations, economic and financial instability in the UK and in other EU members, increased volatility and reduced liquidity in financial markets, reduced availability of capital, an adverse effect on investor and market sentiment, Sterling and Euro destabilization, reduced deal flow in a Fund’s target markets, increased counterparty risk and regulatory, legal and compliance uncertainties. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of a Fund, the Adviser and/or the Sub-Advisers in general. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of a Fund) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Prospective investors should note that many of the foregoing risks are totally, or in part, outside of the control of a Fund, the Adviser and Sub-Advisers.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Emerging Market Securities. Certain Funds may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets in an emerging market or developing country or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country to be considered an emerging market security when held in one Fund, but not considered an emerging market security when held in another Fund if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community or by a Fund’s benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

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Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

A Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Transactions. The U.S. dollar value of the assets of the Funds, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the then-prevailing spot rate in the foreign currency exchange market. The Funds also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives” below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. Certain Funds may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

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Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. A Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Fund may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws. Funds that may invest in these investment funds will invest in such investment funds only where appropriate given that the Fund’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Fund.

Exchange-Listed Equities via Stock Connect Program. The Shanghai-Hong Kong Stock Connect program and the recently launched Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”) allow non-Chinese investors (such as a Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when a Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai and Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as a Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the

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law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, a Fund’s ability to enforce its ownership rights may be negatively impacted. a Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While a Fund may use special segregated accounts in lieu of the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of a Fund’s holdings of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held in the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China’s short-term trading rules.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Loans of Portfolio Securities. Each Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Funds employ an agent to implement the securities lending program and the agent receives a fee from the Funds for its services. A Fund will not lend more than 33⅓% of the value of its total assets.

Each Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but a Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Company’s Board of Directors. Each Fund loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Funds may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Funds to arrive at a fair value for certain securities at certain times and could make it difficult for the Funds to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Fund may be required to bear the expenses of registration.

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As a general matter, a Fund may not invest more than 15% of its net assets, determined at the time of investment, in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration, including commercial paper issued in reliance on the so-called “private placement” exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“Rule 144A Securities”), and may be deemed to be liquid under guidelines adopted by the Company’s Board of Directors. The Funds may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Funds cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

When-Issued and Delayed Delivery Securities. From time to time, the Funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Funds may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. Each Fund will also earmark or segregate cash or liquid assets or establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Funds authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Fund’s NAV and net yield. Each Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Temporary Borrowing. Each Fund is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Fixed Income Opportunities Portfolio may borrow in accordance with fundamental investment limitation number (5) below. For example, the Funds may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Fund to liquidate portfolio holdings. Each Fund (other than the Emerging Markets Fixed Income Opportunities Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Company has approved procedures whereby the Funds together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Fund would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Fund will earmark or segregate cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Fund may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

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The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33⅓% of a Fund’s total assets, except as permitted by law.

Short Sales. A short sale is a transaction in which a Fund sells securities that it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Fund will earmark or segregate cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Fund also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

DERIVATIVES

Certain Funds may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Fund is a function of numerous variables, including market conditions. A Fund complies with applicable regulatory requirements when using derivatives, including the earmarking or segregating of cash or of liquid assets when mandated by the SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

■	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Fund.

■	Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

■	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

■	Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect

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correlation with the portfolio investment, which could result in a Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

■	While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit a Fund’s opportunity for gains or result in losses by offsetting or limiting a Fund’s ability to participate in favorable price movements in portfolio investments.

■	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

■	The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

■	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

■	While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by a Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions.

■	A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

■	As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

■	Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

■	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

■	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to a Fund’s potential economic exposure under the transaction. A Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to a Fund for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no

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physical delivery requirement), a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e., a Fund’s daily net liability) under the derivative, if any, rather than the derivative’s full notional amount or the market value of the instrument underlying the derivative, as applicable. By segregating assets equal to only its net obligations under cash-settled derivatives, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, proposed regulatory changes by the SEC relating to a mutual fund’s use of derivatives could potentially limit or impact a Fund’s ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

A Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

The Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to its service as investment adviser to the Multi-Asset Portfolio. As a result, the Company, on behalf of the Multi-Asset Portfolio, will be required to operate in compliance with applicable CFTC requirements, including registration, disclosure, reporting and other operational requirements under the CEA and related CFTC regulations. Compliance with these additional requirements may increase Company expenses. The Adviser and the Multi-Asset Portfolio are exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the Subsidiary (as defined below).

The Company, on behalf of each Fund except for the Multi-Asset Portfolio, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term CPO pursuant to CFTC Regulation 4.5, as promulgated under the CEA, with respect to each Fund’s operations. Therefore, neither the Funds nor the Adviser (with respect to the Funds), except for the Multi-Asset Portfolio, is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. A Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for a Fund than if it had not entered into foreign currency forward exchange contracts. Certain Funds may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which a Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be

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purchased are denominated. At times, a Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund’s portfolio securities.

When required by law, a Fund will earmark or segregate cash or U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Fund’s total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Fund’s commitments with respect to such contracts.

A Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.

In addition, a Fund may be required to earmark or segregate cash or liquid assets or maintain earmarked or segregated cash or liquid assets in order to cover futures transactions. A Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Fund and the aggregate value of the initial and variation margin payments made by a Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See “Regulatory Matters” above.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

■	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial

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margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. A Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Fund, becomes insolvent or declares bankruptcy.

■	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.

■	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Funds and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. Certain Funds may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund is not required to deliver the underlying security and retains the premium received.

Certain Funds may only write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by a Fund; or (b) a Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.

Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Funds may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

A Fund may only write put options that are “covered.” A put option on a security is covered if (a) a Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) a Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.

Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Fund may close out an options position which it has written through a closing purchase transaction. A Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security which has the same exercise price and expiration date as the call option written by a Fund. A Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same

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exercise price and expiration date as the put option written by a Fund. A closing purchase transaction may or may not result in a profit to a Fund. A Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security which have the same exercise price and expiration date as the option written by a Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell.

Purchasing Options. Certain Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to a Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to a Fund, minus the premium paid. A Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other

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things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Fund’s futures position.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The exercise of options written or purchased by a Fund could cause a Fund to sell portfolio securities, thus increasing a Fund’s portfolio turnover.

■	A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

■	A Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

■	The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

■	Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

■	A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Fund in connection with options transactions.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed-rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objective and policies, a Fund is not limited to any particular form or variety of swap contract. A Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Funds may also enter into related derivative instruments including caps, floors and collars.

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A Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If a Fund enters into a swap agreement on other than a net basis, a Fund will earmark or segregate cash or liquid assets with a value equal to the full notional amount of a Fund’s accrued obligations under the agreement.

The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.

Certain Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If a Fund sells caps, floors and

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collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of a Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credit default swap. Where a Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. A Fund will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by a Fund. The use of credit default swaps could result in losses to a Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

■	OTC swap agreements are currently not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

■	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

■	The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect a Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference. Certain Funds may purchase contracts for difference (“CFDs”). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

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As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Fund’s shares, may be reduced. A Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Structured Investments. Certain Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commodity-Linked Investments. The Multi-Asset Portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the Fund’s wholly-owned subsidiary (the “Subsidiary”). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or certain other tangible items, as compared to stocks or bonds, which are intangible financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund and/or the Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during

39

periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt or equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

SPECIAL RISKS RELATED TO CYBER SECURITY

The Company and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Company and its service providers use to service the Company’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Company and its service providers. Cyber attacks against or security breakdowns of the Company or its service providers may adversely impact the Company and its shareholders, potentially resulting in, among other things, financial losses; the inability of Company shareholders to transact business and the Company to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Company may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Company invests, which may cause a Company’s investment in such issuers to lose value. There can be no assurance that the Company or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

SPECIAL RISKS RELATED TO THE CAYMAN ISLANDS SUBSIDIARY

The Multi-Asset Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service (“IRS”) revenue rulings, as discussed below under “Taxes.” The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with such commodities instruments and other securities.

While the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.

INVESTMENT LIMITATIONS

Fundamental Limitations

Each Fund has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund (except for the Global Franchise, International Real Estate and Small Company Growth Portfolios) will not:

1	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

2	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3	make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest

40

are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

4	except with respect to the Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Global Concentrated, Global Core, Global Discovery, Global Infrastructure, Global Sustain, Multi-Asset, US Core and U.S. Real Estate Portfolios, invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

5	borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

6	issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

7	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

8	except with respect to the Emerging Markets Breakout Nations, Global Infrastructure and Global Sustain Portfolios, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the U.S. Real Estate Portfolio will invest more than 25% of its total assets in the U.S. real estate industry, as described in its Prospectus, that the Global Real Estate Portfolio will invest more than 25% of its total assets in the real estate industry, as described in its Prospectus, and that the Frontier Markets Portfolio will invest more than 25% of its total assets in the banking industry;

9	with respect to the Emerging Markets Breakout Nations, Global Infrastructure and Global Sustain Portfolios only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Emerging Markets Breakout Nations Portfolio will invest 25% or more of its total assets in the banking industry and that the Global Infrastructure Portfolio will invest 25% or more of its total assets in the infrastructure industry; and

10	except with respect to the Global Real Estate Portfolio, write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Each of the Global Franchise, International Real Estate and Small Company Growth Portfolios will not:

1	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

2	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3	lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

4	except with respect to the Global Franchise Portfolio and the International Real Estate Portfolio, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Fund’s total assets, at market value, would be invested in the securities of such issuer;

5	issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

6	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

7	except with respect to the International Real Estate Portfolio, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

8	with respect to the International Real Estate Portfolio only, acquire any securities of companies within one industry if, as a result

41

of such acquisition, 25% or more of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the International Real Estate Portfolio will invest 25% or more of its total assets in the real estate industry; and

9	write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations

In addition, each Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Fund will not:

1	purchase on margin or sell short except (i) that the Emerging Markets Fixed Income Opportunities Portfolio may sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Fund may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

2	except with respect to the Global Real Estate Portfolio, make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

3	borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Fund’s total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Fixed Income Opportunities Portfolio may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Fixed Income Opportunities Portfolio may purchase securities while borrowings exceed 5% of its total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

4	invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Whether diversified or non-diversified, each Fund will satisfy the diversification requirements for tax treatment as a regulated investment company (“RIC”). As a result, each Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of one or more “qualified” publicly traded partnerships.

The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future portfolios of the Company may adopt different limitations.

The investment policies, limitations or practices of the Funds may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company’s Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser may disclose information concerning Company portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Company shareholders. In no instance may the Adviser, Sub-Advisers or the Company receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Company. Consideration includes any agreement to maintain assets in the Company or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third-parties only when the Company has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Company shareholders receive non-public portfolio holdings information, except as described below.

The Company makes available on its public website the following portfolio holdings information:

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■	complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Advantage, Asia Opportunity, Global Advantage, Global Concentrated, Global Core, Global Counterpoint, Global Discovery, Global Franchise, Global Insight, Global Opportunity, Global Sustain, Growth, Insight, International Advantage, International Opportunity, Small Company Growth and US Core Portfolios);

■	complete portfolio holdings information quarterly, at least 45 calendar days after the end of each quarter (with respect to the Advantage, Asia Opportunity, Global Advantage, Global Counterpoint, Global Discovery, Global Insight, Global Opportunity, Growth, Insight, International Advantage, International Opportunity and Small Company Growth Portfolios); and

■	top 10 holdings monthly, at least 15 calendar days after the end of each month.

With respect to the Global Concentrated, Global Core, Global Franchise, Global Sustain and US Core Portfolios, complete holdings will be available on a quarterly basis 15 calendar days after the quarter-end to current shareholders who call (800) 548-7786 or email client service at msimcs@morganstanley.com.

The Company provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semi-annual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Company may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third-parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include clients/shareholders (such as redeeming shareholders in kind), fund rating agencies, information exchange subscribers, proxy voting or advisory services, pricing services, consultants and analysts, portfolio analytics providers, transition managers and service providers, provided that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third-party pursuant to an exemption unless and until the third-party recipient has entered into a non-disclosure agreement with the Company and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Company or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Funds’ independent registered public accounting firm (as of the Company’s fiscal year end and on an as-needed basis), (ii) counsel to the Company (on an as needed basis), (iii) counsel to the independent Directors (on an as-needed basis) and (iv) members of the Board of Directors (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Company and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Company non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and/or Sub-Advisers may provide interest lists to broker-dealers who execute securities transactions for the Company without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Advisers or any affiliate of the Adviser or Sub-Advisers (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list will not disclose portfolio holdings on a fund-by-fund basis; (3) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (4) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (5) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

The Company may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

Portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants, or similar providers in connection with each Fund’s portfolio trading or operational processing activities; such entities generally need access to such information in the performance of their duties and responsibilities to fund service providers and are subject to a duty of confidentiality, including a duty not to trade on material nonpublic information, imposed by law or contract. Portfolio holdings information may also be provided to affiliates of Morgan Stanley Investment Management (“MSIM”) pursuant to regulatory requirements or may be reported by each Fund’s counterparties to certain global trade repositories pursuant to regulatory requirements.

The Adviser, the Sub-Advisers, the Company and/or certain Funds currently have entered into ongoing arrangements regarding the selective disclosure of complete portfolio holdings information, except as otherwise noted, with the following parties:

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Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.[2]	Daily basis	[3]
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Commcise Software Limited	Monthly basis	Approximately three business days
ITG Inc.	Monthly basis	Approximately three business days
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Clients
KPMG LLP[4] Goldman Sachs Asset Management, L.P.[5] KPMG Partner Pension Plan[5] KPMG Pension Plan[5]	Monthly basis	Approximately seven business days
Baylor University[6]	Monthly basis	Approximately 15 days
Fund Rating Agencies
Lipper	Monthly basis	Approximately six business days after month end
Consultants and Analysts
Aon Hewitt Inc.[7]	Monthly basis	Approximately 30 days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
FX Transparency LLC	Quarterly basis	Approximately three-four weeks after quarter end
1	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
2	With respect to the Emerging Markets Fixed Income Opportunities and Multi-Asset Portfolios, only.
3	Information will typically be provided on a real time basis or as soon thereafter as possible.
4	With respect to the Emerging Markets and Global Real Estate Portfolios, only. Information disclosed may include the Fund’s holdings in KPMG LLP’s top audit clients and securities greater than or equal to 12.5% of the total fund market value during the month.
5	With respect to the Global Real Estate Portfolio, only. Information disclosed may include the Fund’s holdings in KPMG LLP’s top audit clients and securities greater than or equal to 12.5% of the total fund market value during the month.
6	With respect to the International Opportunity Portfolio, only.
7	With respect to the Global Franchise Portfolio, only.

All disclosures of non-public portfolio holdings information made to third-parties pursuant to the exemptions set forth in the Policy must be reviewed and approved by the Adviser, which will also determine from time-to-time whether such third-parties should continue to receive portfolio holdings information.

The Adviser and/or Sub-Advisers shall report quarterly to the Board of Directors (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE AND REDEMPTION OF SHARES

The Company has suspended offering Class L shares of each Fund for sale to all investors. Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. Class L shares of the Asia Opportunity, Emerging Markets Breakout Nations, Emerging Markets Leaders, Emerging Markets Small Cap, Fundamental Multi-Cap Core, Global Concentrated, Global Core, Global Counterpoint and US Core Portfolios are not being offered at this time. You do not currently have the option of purchasing Class L shares.

Information concerning how Fund shares are offered to the public (and how they are redeemed or exchanged) is provided in the applicable Fund’s Prospectus. Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.

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The NAV of each Fund is calculated on days that the New York Stock Exchange (“NYSE”) is open for business. NAV is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) (for each Fund, the “Pricing Time”). If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Certain Funds may elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open.

Additional Purchase Information

You may purchase Class I, Class A, Class C and Class IS shares directly from the Funds by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Funds by purchasing Class I, Class A, Class C and/or Class IS shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a “Financial Intermediary”). Some Financial Intermediaries may charge an additional service or transaction fee (see also “Investment Through Financial Intermediaries”). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds or their agents incur. If you are already a shareholder, the Funds may redeem shares from your account(s) to reimburse the Funds or their agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Check. An account may be opened and you may purchase Class I, Class A, Class C and Class IS shares by completing and signing a New Account Application and mailing it, together with a check payable to “Morgan Stanley Institutional Fund, Inc. — [Fund name]” to:

Morgan Stanley Institutional Fund, Inc.
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804 Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the NAV of each of the Funds determined on the day of receipt.

Investment Through Financial Intermediaries

Certain Financial Intermediaries have made arrangements with the Company so that an investor may purchase Class I, Class A, Class C and Class IS shares or redeem Class I, Class A, Class L, Class C and Class IS at the NAV (after any applicable sales load or contingent deferred sales charge (“CDSC”)) next determined after the Financial Intermediary receives the share order. In other instances, the Company has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Company’s behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Company will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the share order from an investor.

Conversion to a New Share Class

If the value of an account containing shares of a Fund falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the applicable Fund’s Prospectus and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Company will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is generally not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares

If your account has been converted to a new share class and the value of an account falls below the investment minimum for that class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the applicable Fund’s Prospectus, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Company. The Company will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

Suspension of Redemptions

The Company may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the

45

SEC as a result of which it is not practicable for a Fund to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Further Redemption Information

To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An “eligible guarantor institution” may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment (“stock power”) which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer shares of a Fund to another person by making a written request to the Company. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the applicable Fund’s Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Fund’s shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a New Account Application.

Valuation of Shares

NAV is determined by dividing the total market value of each Fund’s investments and other assets, less the total market value of all liabilities, by the total number of outstanding shares of that Fund. The NAV for each class of shares offered by the Company may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class A shares, Class C shares and Class L shares.

In the calculation of a Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser and/or Sub-Advisers, as applicable, that the closing price, the last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Certain of a Fund’s securities may be valued using as an input evaluated prices provided by an outside pricing service approved by the Board. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures adopted by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

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Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

Although the legal rights of Class I, Class A, Class L, Class C and Class IS shares will be identical, the different expenses borne by each class will result in different NAVs and dividends for the class. Dividends will differ by approximately the amount of the class specific expenses (distribution, transfer agency and sub transfer agency fees). The NAV of Class A, Class L and Class C shares will generally be lower than the NAV of Class I and Class IS shares as a result of the shareholder services fees charged to Class A and the distribution and shareholder services fees charged to Class C and Class L shares and certain other class-specific expenses of Class A, Class L and Class C shares.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Board of the Company consists of 11 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Directors have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Directors are the “non-interested” or “Independent” Directors of the Company as defined under the 1940 Act.

Board Structure and Oversight Function

The Board’s leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Company between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Company and Company stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Company’s activities and associated risks. The Board of Directors has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee, which are each comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Company. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Directors and the Committees.”

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Company’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Funds. In addition, appropriate personnel, including but not limited to the Company’s Chief Compliance Officer, members of the Company’s administration and accounting teams, representatives from the Funds’ independent registered public accounting firm, the Company’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Company’s activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects

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of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Company officers also communicate with the Directors regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Funds. Moreover, the Board recognizes that it may be necessary for the Funds to bear certain risks (such as investment risk) to achieve their respective investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Company and engages in discussions with appropriate parties relating to the Company’s operations and related risks.

Directors

The Company seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Company. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the Company’s Governance Committee and Board of Directors nomination process is provided below under the caption “Independent Directors and the Committees.”

The Directors of the Company, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2017 unless otherwise indicated) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”) (collectively, the “Morgan Stanley Funds”).

Independent Directors:
Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

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Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U. S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

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Independent Directors:
Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2015-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006- 2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008- 2011); Trustee of Victory Funds (2005- 2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

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Independent Directors:
Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E. Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co- Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None

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Independent Directors:
Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund complex managed by J.P. Morgan Investment Management Inc. (1987- 2012).
*	This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

The executive officers of the Company, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Executive Officers:
Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Company: Daniel E. Burton, Princess Kludjeson, Kristina Magolis, Francesca Mead and Jill R. Whitelaw.

It is a policy of the Company’s Board that each Director shall invest at least $250,000 ($100,000 prior to January 1, 2015) in any combination of the Morgan Stanley Funds that the Director determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund. Newly elected or appointed Directors have three years to comply with this policy.

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For each Director, the dollar range of equity securities beneficially owned by the Director in the Company and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2017 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Funds (as of December 31, 2017)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (as of December 31, 2017)
Independent:
Frank L. Bowman	[1]	over $100,000
Kathleen A. Dennis	[2]	over $100,000
Nancy C. Everett	None	over $100,000
Jakki L. Haussler	[3]	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns[4]	[5]	over $100,000
Michael F. Klein[4]	[6]	over $100,000
Patricia Maleski	None	$50,001-$100,000
Michael E. Nugent	[7]	over $100,000
W. Allen Reed[4]	[8]	over $100,000
Fergus Reid[4]	[9]	over $100,000
1	Growth Portfolio (over $100,000) and Small Company Growth Portfolio ($50,001-$100,000).
2	Small Company Growth Portfolio (over $100,000).
3	Emerging Markets Portfolio (over $100,000); Emerging Markets Fixed Income Opportunities Portfolio (over $100,000); and International Equity Portfolio ($50,001-$100,000).
4	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.
5	Emerging Markets Portfolio (over $100,000) and U.S. Real Estate Portfolio (over $100,000).
6	Emerging Markets Portfolio ($50,001-$100,000); Global Franchise Portfolio (over $100,000); Global Real Estate Portfolio ($50,001-$100,000); Growth Portfolio ($50,001-$100,000); and International Equity Portfolio (over $100,000).
7	Global Discovery Portfolio ($10,001-$50,000); Global Franchise Portfolio (over $100,000); Global Infrastructure Portfolio ($50,001-$100,000); Global Opportunity Portfolio ($10,001-$50,000); and Growth Portfolio (over $100,000).
8	Emerging Markets Portfolio ($10,001-$50,000); International Equity Portfolio ($10,001-$50,000); Global Franchise Portfolio (over $100,000); and U.S. Real Estate Portfolio (over $100,000).
9	Growth Portfolio (over $100,000); Emerging Markest Portfolio (over $100,000); and U.S. Real Estate Portfolio (over $100,000).

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Company, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Company.

As of April 1, 2018, the Directors and officers of the Company, as a group, owned less than 1% of any Class of the outstanding common stock of each Fund.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds’ independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the

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performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Company’s system of internal controls; and reviewing the valuation process. The Company has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Company are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein, Patricia Maleski and W. Allen Reed. None of the members of the Company’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Company (with such disinterested Directors being “Independent Directors” or individually, an “Independent Director”). Each Independent Director is also “independent” from the Company under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Company is Joseph J. Kearns.

The Board of Directors of the Company also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Company’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Company’s Independent Directors as candidates for election as Independent Directors, advises the Company’s Board with respect to Board composition, procedures and committees, develops and recommends to the Company’s Board a set of corporate governance principles applicable to the Company, monitors and makes recommendations on corporate governance matters and policies and procedures of the Company’s Board of Directors and any Board committees and oversees periodic evaluations of the Company’s Board and its committees. The members of the Governance Committee of the Company are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Director. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Fergus Reid.

The Company does not have a separate nominating committee. While the Company’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Company believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the Company. Persons recommended by the Company’s Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Company expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Company’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Company and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Nancy C. Everett and Manuel H. Johnson, each of whom is an Independent Director. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Company. The Investment Committee also recommends to the Board to approve or renew the Company’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Independent Director is a member of the Investment Committee. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

(1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

(2)  Fixed Income—Michael F. Klein (Chairperson) and Fergus Reid.

(3)  Liquidity and Alternatives—Kathleen A. Dennis (Chairperson), Jakki L. Haussler, Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings, filling in where necessary.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Company’s fiscal year ended December 31, 2017, the Board of Directors held the following meetings:

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Board of Directors/Committee/Sub-Committee	Number of Meetings
Board of Directors	7
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	6
Closed-End Fund Committee	4

Experience, Qualifications and Attributes. The Board has concluded, based on each Director’s experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee) and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA and Director of the U.S. Naval Submarine League. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Company’s Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting

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company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JPMorgan Fund complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

The Directors’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds

The Independent Directors and the Company’s management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.

Shareholder Communications

Shareholders may send communications to the Company’s Board of Directors. Shareholders should send communications intended for the Company’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Company’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Company not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

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Compensation

Effective January 1, 2018, each Director (except for the Chair of the Boards) receives an annual retainer fee of $270,000 ($260,000 prior to January 1, 2018) for serving as a Director of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Governance Committee Chairperson receives an additional annual retainer fee of $35,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $60,000. Each Sub-Committee Chairperson receives an additional annual retainer fee of $40,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. Michael E. Nugent receives a total annual retainer fee of $540,000 ($520,000 prior to January 1, 2018) for his services as Chair of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Company who are employed by the Adviser receive no compensation or expense reimbursement from the Company for their services as a Director.

Effective April 1, 2004, the Company began a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Company.

Prior to April 1, 2004, the Company maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Company’s Directors from the Company for the fiscal year ended December 31, 2017 and the aggregate compensation payable to each of the Company’s Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2017.

Compensation[1]
Name	Aggregate Compensation From the Funds[2]	Total Compensation From Fund and Fund Complex Paid to the Directors[3]
Frank L. Bowman	$35,040	$320,000
Kathleen A. Dennis	32,382	300,000
Nancy C. Everett	27,992	260,000
Jakki L. Haussler	27,992	260,000
Manuel H. Johnson	32,497	310,000
Joseph J. Kearns[3]	35,637	372,250
Michael F. Klein[2],[3]	32,404	300,000
Patricia Maleski	27,992	260,000
Michael E. Nugent	54,624	520,000
W. Allen Reed[2],[3]	32,388	300,000
Fergus Reid[3]	31,795	323,500
1	Includes all amounts paid for serving as director/trustee of funds in the Fund Complex, as well as serving as Chair of the Boards or a Chairperson of a Committee or Sub-Committee.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Directors deferred compensation from the Fund during the fiscal year ended December 31, 2017: Mr. Klein, $32,404 and Mr. Reed, $32,388.
3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2017 before deferral by the Directors under the DC Plan. As of December 31, 2017, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $631,794, $1,237,064, $2,553,212 and $1,135,431, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

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Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an “Eligible Director”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Company’s Independent Directors by the Adopting Funds for the fiscal year ended December 31, 2017, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement[1]
Name of Independent Director:	By the Fund[2]	By all Adopting Funds	From the Fund[2]	From all Adopting Funds
Manuel H. Johnson	$1,965	$39,763	$2,840	$57,237
Michael E. Nugent[3]	(1,066)	(21,501)	2,538	51,193
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.
2	Global Infrastructure Portfolio and Growth Portfolio
3	Mr. Nugent’s retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses had been overaccrued.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Company and approved a Code of Ethics adopted by the Adviser, each Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Company, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of March 31, 2018, the Adviser, together with its affiliated asset management companies, had approximately $469.1 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Company’s Board of Directors, makes or oversees each of the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund’s investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of each Fund an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Fund. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each such Fund to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Fund. In determining the actual amount of fee waiver and/or expense reimbursement for a Fund, if any, the Adviser excludes from total annual operating expenses acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

As discussed in the Multi-Asset Portfolio Prospectus, the Fund may gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to that Subsidiary. In consideration of these services, the Subsidiary will pay to the Manager at the end of each of the Subsidiary’s fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rate of 0.05%, to the average

57

daily net assets of the Subsidiary for the quarter. The Adviser will waive or credit such amounts against the fees payable to the Adviser by the Fund.

The following table reflects for each Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2015, 2016 and 2017.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Fund	2015 (000)	2016 (000)	2017 (000)	2015 (000)	2016 (000)	2017 (000)	2015 (000)	2016 (000)	2017 (000)
Active International Allocation	$1,922	$1,559	$1,035	$0	$0	$420	$24	$27	$54
Advantage	14	329	449	209	129	187	2	5	5
Asia Opportunity	0	0	0	@	47	93	@	1	2
Emerging Markets Breakout Nations	*	0	0	*	2	51	*	@	1
Emerging Markets Fixed Income Opportunities	0	0	0	212	176	185	1	1	1
Emerging Markets Leaders	0	528	537	238	138	297	1	13	7
Emerging Markets	9,346	7,985	8,961	1,902	11	377	27	25	50
Emerging Markets Small Cap	0	46	54	11	213	225	@	1	10
Frontier Markets	8,186	7,919	8,605	0	0	0	17	16	20
Fundamental Multi-Cap Core	*	*	*	*	*	*	*	*	*
Global Advantage	0	0	0	37	54	70	@	@	1
Global Concentrated	*	0	0	*	34	78	*	@	@
Global Core	*	0	0	*	32	88	*	@	@
Global Counterpoint	*	*	*	*	*	*	*	*	*
Global Discovery	0	16	664	84	120	19	1	2	10
Global Franchise	4,447	5,643	7,086	22	0	0	1	29	35
Global Infrastructure	2,031	2,298	2,708	547	478	544	3	24	39
Global Insight	0	0	0	19	31	114	@	@	2
Global Opportunity	720	3,828	6,819	289	1,421	2,243	8	42	159
Global Real Estate	20,654	18,080	13,040	0	0	0	6	59	32
Global Sustain	0	0	0	162	102	78	@	@	@
Growth	15,453	14,765	15,886	0	0	0	116	98	218
Insight	0	0	288	21	67	154	@	2	17
International Advantage	0	0	1,064	42	142	140	@	2	24
International Equity	38,759	33,163	33,043	49	0	114	10	127	122
International Opportunity	0	402	1,903	214	174	204	2	4	43
International Real Estate	496	435	35	282	156	285	@	1	1
Multi-Asset	4,100	1,652	440	151	168	290	216	137	64
Small Company Growth	16,186	8,913	3,744	189	765	784	62	52	30
US Core	*	0	0	*	25	69	*	@	@
U.S. Real Estate	7,437	6,374	5,370	0	0	0	2	33	9
@ Amount is less than $500.
*	Not operational for the period.

The following table reflects the contractual advisory fee and the maximum expense ratios for each Fund.

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Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Active International Allocation	0.65% of the portion of the daily net assets not exceeding $1 billion; and 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.25%	1.75%	2.00%	N/A
Advantage	0.65% of the portion of the daily net assets not exceeding $750 million; 0.60% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.55% of the portion of the daily net assets exceeding $1.5 billion.	0.85%	1.20%	0.99%	1.95%	0.81%
Asia Opportunity	0.80% portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.10%	1.45%	N/A	2.20%	1.05%
Emerging Markets Breakout Nations	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the portion of the daily net assets exceeding $1 billion.	1.20%	1.55%	N/A	2.30%	1.10%
Emerging Markets Fixed Income Opportunities	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.20%	1.45%	1.95%	0.82%
Emerging Markets Leaders	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the portion of the daily net assets exceeding $1 billion.	1.20%	1.55%	N/A	2.30%	1.10%
Emerging Markets	0.85% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; and 0.65% of the daily net assets exceeding $2.5 billion.	1.05%	1.40%	1.90%	2.15%	0.95%
Emerging Markets Small Cap	1.25% of daily net assets.	1.65%	2.00%	N/A	2.75%	1.60%
Frontier Markets	1.25% of daily net assets.	1.85%	2.20%	2.70%	2.95%	1.80%
Fundamental Multi-Cap Core	0.65% of the portion of the daily net assets not exceeding $750 million; 0.60% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.55% of the portion of the daily net assets exceeding $1.5 billion.	0.90%	1.25%	N/A	2.00%	0.85%
Global Advantage	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.10%	1.45%	1.95%	2.20%	N/A
Global Concentrated	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	N/A	2.10%	0.95%
Global Core	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	N/A	2.10%	0.95%
Global Counterpoint	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the portion of the daily net assets exceeding $1 billion.	1.05%	1.40%	N/A	2.15%	1.00%
Global Discovery	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.35%	1.70%	2.20%	2.45%	N/A
Global Franchise	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.95%
Global Infrastructure	0.85% of daily net assets.	0.97%	1.21%	1.78%	2.07%	0.94%

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Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Global Insight	1.00% of the portion of the daily net assets not exceeding $1 billion; and 0.95% of the portion of the daily net assets exceeding $1 billion.	1.35%	1.70%	2.20%	2.45%	N/A
Global Opportunity	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	1.40%	2.10%	0.95%
Global Real Estate	0.85% of the portion of the daily net assets not exceeding $2 billion; and 0.80% of the portion of the daily net assets exceeding $2 billion.	1.05%	1.40%	1.90%	2.15%	0.99%
Global Sustain	0.70% of the portion of the daily net assets not exceeding $500 million; and 0.65% of the portion of the daily net assets exceeding $500 million.	0.90%	1.25%	1.75%	2.00%	0.85%
Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.	0.80%	1.15%	1.65%	1.90%	0.73%
Insight	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.40%	1.90%	2.15%	N/A
International Advantage	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	N/A
International Equity	0.80% of the portion of the daily net assets not exceeding $10 billion; and 0.75% of the portion of the daily net assets exceeding $10 billion.	0.95%	1.30%	1.80%	2.05%	0.91%
International Opportunity	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.94%
International Real Estate	0.80% of daily net assets.	1.00%	1.35%	1.85%	2.10%	0.97%
Multi-Asset	0.85% of the portion of the daily net assets not exceeding $750 million; 0.80% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.75% of the portion of the daily net assets exceeding $1.5 billion.	1.10%	1.45%	1.95%	2.20%	1.07%
Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; and 0.75% of the portion of the daily net assets exceeding $2 billion.	1.00%	1.35%	1.85%	2.10%	0.93%
US Core	0.60% of the portion of the daily net assets not exceeding $750 million; 0.55% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.50% of the portion of the daily net assets exceeding $1.5 billion.	0.80%	1.15%	N/A	1.90%	0.75%
U.S. Real Estate	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.93%

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Global Franchise, Global Infrastructure, Global Real Estate, Global Sustain, International Equity and International Real Estate Portfolios) and Morgan Stanley Investment Management

60

Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Active International Allocation, Emerging Markets Leaders, Emerging Markets, Global Infrastructure, Global Real Estate and International Real Estate Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Funds.

Participating Affiliate

In rendering investment advisory services to the Asia Opportunity, Global Counterpoint, Global Opportunity, International Advantage and International Opportunity Portfolios, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited (“MSAL”), a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). One or more MSAL employees may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MSAL is considered a Participating Affiliate of MSIM, and MSAL and its employees are considered “associated persons” of MSIM (as that term is defined in the Advisers Act) and investment professionals from MSAL may render portfolio management, research and other services to the Funds, subject to the supervision of MSIM.

Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Company is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Company’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Company’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.

Principal Underwriter

Morgan Stanley Distribution, Inc. (the “Distributor”), an indirect wholly-owned subsidiary of Morgan Stanley with principal offices at 522 Fifth Avenue, New York, NY 10036, acts as the exclusive principal underwriter with respect to the continuous offering of the Fund’s shares pursuant to the Distribution Agreement. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Fund Administration

The Adviser also provides administrative services to the Company pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of records, preparation of reports, supervision of the Company’s arrangements with its custodian, and assistance in the preparation of the Company’s registration statement under federal laws. For its services under the Administration Agreement, the Company pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Fund. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended December 31, 2015, 2016 and 2017, the Company paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Fund	2015 (000)	2016 (000)	2017 (000)
Active International Allocation	$239	$195	$186
Advantage	27	57	79
Asia Opportunity	@	5	9
Emerging Markets Breakout Nations	*	@	5
Emerging Markets Fixed Income Opportunities	23	19	20
Emerging Markets Leaders	21	60	75
Emerging Markets	784	731	959
Emerging Markets Small Cap	1	17	19

61

	Administrative Fees Paid
Fund	2015 (000)	2016 (000)	2017 (000)
Frontier Markets	525	508	552
Fundamental Multi-Cap Core	*	*	*
Global Advantage	4	5	7
Global Concentrated	*	4	8
Global Core	*	3	9
Global Counterpoint	*	*	*
Global Discovery	8	12	62
Global Franchise	450	578	733
Global Infrastructure	243	264	310
Global Insight	2	2	9
Global Opportunity	101	529	946
Global Real Estate	1,945	1,708	1,230
Global Sustain	16	10	8
Growth	2,873	2,712	2,995
Insight	2	7	46
International Advantage	4	14	123
International Equity	3,882	3,329	3,328
International Opportunity	21	58	215
International Real Estate	78	59	32
Multi-Asset	420	184	74
Small Company Growth	1,499	852	396
US Core	*	3	9
U.S. Real Estate	768	657	547
@ Amount is less than $500.
*	Not operational for the period.

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Company. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Company.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, acts as the Company’s custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region.

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, provides dividend disbursing and transfer agency services for the Company.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee they receive from the Company, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the

62

Company. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Company invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Company for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

■	Cash Bonus

■	Deferred Compensation:

■	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

■	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

■	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

■	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

■	Revenue and profitability of the Firm

■	Return on equity and risk factors of both the business units and Morgan Stanley

■	Assets managed by the portfolio manager

■	External market conditions

■	New business development and business sustainability

■	Contribution to client objectives

■	Team, product and/or MSIM performance

■	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods

■	Individual contribution and performance

63

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Other Accounts Managed by Portfolio Managers as of December 31, 2017 (unless otherwise indicated)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Active International Allocation
Ben V. Rozin	0	$0	0	$0	3[1]	$1.4 billion[1]
Munib Madni*	7	$2.9 billion	6	$6.4 billion	23[2]	$11.1 billion[2]
Jitania Kandhari	1	$5.9 million	1	$6.7 million	5[3]	$2.1 billion[3]
Asia Opportunity
Kristian Heugh	3	$2.7 billion	12	$8.9 billion	14[4]	$815.0 million[4]
Krace Zhou	0	$0	1	$314.0 million	0	$0
Advantage
Sam G. Chainani	17	$10.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
David S. Cohen	17	$10.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Dennis P. Lynch	17	$10.5 billion	11	$10.1 billion	12[5]	$2.5 billion[5]
Armistead B. Nash	17	$10.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Alexander T. Norton	17	$10.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Jason C. Yeung	17	$10.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Emerging Markets Breakout Nations
Ruchir Sharma	6	$3.1 billion	7	$6.7 billion	19[6]	$6.2 billion[6]
Tim Drinkall	2	$758.1 million	3	$814.6 million	3[7]	$724.7 million[7]
Jitania Kandhari	1	$227.7 million	1	$6.7 million	5[3]	$2.1 billion[3]
Emerging Markets
Eric Carlson	5	$1.2 billion	8	$6.6 billion	18[8]	$6.5 billion[8]
Munib Madni*	7	$1.8 billion	6	$6.4 billion	23[2]	$11.1 billion[2]
Paul C. Psaila	5	$1.2 billion	8	$6.6 billion	18[8]	$6.5 billion[8]
Ruchir Sharma	6	$1.7 billion	7	$6.7 billion	19[6]	$6.2 billion[6]
May Yu	2	$893.9 million	2	$400.5 million	8[9]	$4.7 billion[9]
Emerging Markets Fixed Income Opportunities
Eric J. Baurmeister	3	$1.0 billion	16	$3.4 billion	6[10]	$1.5 billion[10]
Warren Mar	3	$1.0 billion	17	$3.5 billion	6[10]	$1.5 billion[10]
Sahil Tandon	3	$1.0 billion	16	$3.4 billion	6[10]	$1.5 billion[10]
Emerging Markets Leaders
Ashutosh Sinha	1	$531.4 million	5	$1.3 billion	3[11]	$352.3 million[11]
Vishal Gupta	0	$0	3	$570.3 million	3[11]	$352.3 million[11]
Emerging Markets Small Cap
Tim Drinkall	2	$738.2 million	3	$814.6 million	3[7]	$724.7 million[7]
Frontier Markets
Tim Drinkall	2	$31.8 million	3	$814.6 million	3[7]	$724.7 million[7]
Pierre Horvilleur	0	$0	2	$807.8 million	0	$0
Fundamental Multi-Cap Core
Marshall Kaplan	0	$0	0	$0	0	$0
Steven Howard	0	$0	0	$0	0	$0
Rochelle Wagenheim	0	$0	0	$0	0	$0
Global Advantage
Sam G. Chainani	17	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
David S. Cohen	17	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]

64

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Dennis P. Lynch	17	$10.6 billion	11	$10.1 billion	12[5]	$2.5 billion[5]
Armistead B. Nash	17	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Alexander T. Norton	17	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Jason C. Yeung	17	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Global Concentrated
Andrew Slimmon	2	$26.3 million	2	$15.2 million	0	$0
Phillip Kim	2	$26.3 million	2	$15.2 million	0	$0
Global Core
Andrew Slimmon	2	$27.9 million	2	$15.2 million	0	$0
Phillip Kim	2	$27.9 million	2	$15.2 million	0	$0
Global Counterpoint
Dennis P. Lynch	18	$10.6 billion	11	$10.1 billion	11[5]	$2.5 billion[5]
Kristian Heugh	4	$2.7 billion	12	$8.9 billion	14[4]	$815.0 million[4]
Global Discovery
Sam G. Chainani	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
David S. Cohen	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Dennis P. Lynch	18	$10.6 billion	11	$10.1 billion	12[5]	$2.5 billion[5]
Armistead B. Nash	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Alexander T. Norton	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Jason C. Yeung	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Global Franchise
Vladimir A. Demine	5	$5.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Alex Gabriele	5	$5.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Dirk Hoffmann-Becking	5	$5.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
William D. Lock	5	$5.2 billion	20	$17.7 billion	70[12]	$18.3 billion[12]
Bruno Paulson	5	$5.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Richard Perrott	5	$5.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Nic Sochovsky	5	$5.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Marcus Watson	5	$5.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Global Infrastructure
Theodore R. Bigman	12	$4.3 billion	25	$8.4 billion	33[13]	$4.4 billion[13]
Matthew King	1	$95.4 million	4	$1.3 billion	3[14]	$339.3 million[14]
Global Insight
Sam G. Chainani	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
David S. Cohen	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Dennis P. Lynch	18	$10.6 billion	11	$10.1 billion	12[5]	$2.5 billion[5]
Armistead B. Nash	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Alexander T. Norton	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Jason C. Yeung	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Global Opportunity
Kristian Heugh	3	$955.4 million	12	$8.9 billion	14[4]	$815.0 million[4]
Global Real Estate
Theodore R. Bigman	12	$3.0 billion	25	$8.4 billion	33[13]	$4.4 billion[13]
Desmond Foong	4	$366.8 million	10	$5.2 billion	20[15]	$3.1 billion[15]
Bill Grant	7	$2.0 billion	11	$5.4 billion	24[15]	$3.7 billion[15]
Angeline Ho	4	$366.8 million	10	$5.2 billion	20[15]	$3.1 billion[15]
Michiel te Paske	4	$366.8 million	10	$5.3 billion	21[15]	$3.2 billion[15]
Sven van Kemenade	4	$366.8 million	10	$5.3 billion	21[15]	$3.2 billion[15]

65

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Sustain
Vladimir A. Demine	5	$6.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Alex Gabriele	5	$6.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Dirk Hoffmann-Becking	5	$6.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
William D. Lock	5	$6.2 billion	20	$17.7 billion	70[12]	$18.3 billion[12]
Bruno Paulson	5	$6.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Richard Perrott	5	$6.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Nic Sochovsky	5	$6.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Marcus Watson	5	$6.2 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Growth
Sam G. Chainani	17	$6.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
David S. Cohen	17	$6.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Dennis P. Lynch	17	$6.5 billion	11	$10.1 billion	12[5]	$2.5 billion[5]
Armistead B. Nash	17	$6.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Alexander T. Norton	17	$6.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Jason C. Yeung	17	$6.5 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Insight
Sam G. Chainani	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
David S. Cohen	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Dennis P. Lynch	18	$10.6 billion	11	$10.1 billion	12[5]	$2.5 billion[5]
Armistead B. Nash	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Alexander T. Norton	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Jason C. Yeung	18	$10.6 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
International Advantage
Kristian Heugh	3	$2.4 billion	12	$8.9 billion	14[4]	$815.0 million[4]
International Equity
Vladimir A. Demine	5	$2.1 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Alex Gabriele	5	$2.1 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Dirk Hoffmann-Becking	5	$2.1 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
William D. Lock	5	$2.1 billion	20	$17.7 billion	70[12]	$18.3 billion[12]
Bruno Paulson	5	$2.1 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Richard Perrott	5	$2.1 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Nic Sochovsky	5	$2.1 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
Marcus Watson	5	$2.1 billion	20	$17.7 billion	69[12]	$18.2 billion[12]
International Opportunity
Kristian Heugh	3	$2.1 billion	12	$8.9 billion	14[4]	$815.0 million[4]
International Real Estate
Theodore R. Bigman	12	$4.6 billion	25	$8.4 billion	33[13]	$4.4 billion[13]
Desmond Foong	4	$1.9 billion	10	$5.2 billion	20[15]	$3.1 billion[15]
Angeline Ho	4	$1.9 billion	10	$5.2 billion	20[15]	$3.1 billion[15]
Michiel te Paske	4	$1.9 billion	10	$5.3 billion	21[15]	$3.2 billion[15]
Sven van Kemenade	4	$1.9 billion	10	$5.3 billion	21[15]	$3.2 billion[15]
Multi-Asset
Mark A. Bavoso	5	$592.1 million	2	$44.9 million	8[16]	$6.0 billion[16]
Cyril Moullé-Berteaux	5	$592.1 million	3	$252.5 million	9[16]	$6.1 billion[16]
Sergei Parmenov	4	$257.6 million	3	$252.5 million	8[16]	$6.0 billion[16]
Small Company Growth
Sam G. Chainani	17	$10.3 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
66

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
David S. Cohen	17	$10.3 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Dennis P. Lynch	17	$10.3 billion	11	$10.1 billion	12[5]	$2.5 billion[5]
Armistead B. Nash	17	$10.3 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Alexander T. Norton	17	$10.3 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
Jason C. Yeung	17	$10.3 billion	11	$10.1 billion	11[5]	$2.4 billion[5]
US Core
Andrew Slimmon	2	$28.8 million	2	$15.2 million	0	$0
Phillip Kim	2	$28.8 million	2	$15.2 million	0	$0
U.S. Real Estate
Theodore R. Bigman	12	$4.1 billion	25	$8.4 billion	33[13]	$4.4 billion[13]
Bill Grant	7	$3.0 billion	11	$5.4 billion	24[15]	$3.7 billion[15]
*	Effective June 30, 2018, Munib Madni will no longer serve as a portfolio manager to the Active International Allocation Portfolio or Emerging Markets Portfolio. Effective on or about June 1, 2018, Amay Hattangadi will serve as a portfolio manager to the Emerging Markets Portfolio.
1	Of these other accounts, two accounts with a total of approximately $1.3 billion in assets had performance-based fees.
2	Of these other accounts, seven accounts with a total of approximately $4.0 billion in assets had performance-based fees.
3	Of these other accounts, four accounts with a total of $2.0 billion in assets had performance-based fees.
4	Of these other accounts, eight accounts with a total of $169.2 million in assets had performance-based fees.
5	Of these other accounts, two accounts with a total of $681.4 million in assets had performance-based fees.
6	Of these other accounts, six accounts with a total of $3.3 billion in assets had performance-based fees.
7	Of these other accounts, three accounts with a total of $724.7 million in assets had performance-based fees.
8	Of these other accounts, five accounts with a total of $3.7 billion in assets had performance-based fees.
9	Of these other accounts, one account with a total of $17.9 million in assets had performance-based fees.
10	Of these other accounts, two accounts with a total of $976.4 million in assets had performance-based fees.
11	Of these other accounts, one account with a total of $94.6 million in assets had performance-based fees.
12	Of these other accounts, three accounts with a total of $1.4 billion in assets had performance-based fees.
13	Of these other accounts, six accounts with a total of $306.5 million in assets had performance-based fees.
14	Of these other accounts, two accounts with a total of $29.8 million in assets had performance-based fees.
15	Of these other accounts, one account with a total of $187.3 million in assets had performance-based fees.
16	Of these other accounts, three accounts with a total of $3.2 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers

As of December 31, 2017 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Company is shown below:

Fund and Portfolio Managers	Fund Holdings
Active International Allocation
Ben V. Rozin	$10,001-$50,000
Munib Madni*	None
Jitania Kandhari	None
Advantage
Sam G. Chainani	$100,001-$500,000
David S. Cohen	Over $1 million
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$50,001-$100,000
Alexander T. Norton	$50,001-$100,000
Jason C. Yeung	$100,001-$500,000
Asia Opportunity
Kristian Heugh	$500,001-$1,000,000
Krace Zhou	$500,001-$1,000,000
Emerging Markets Breakout Nations
Ruchir Sharma	None

67

Tim Drinkall	None
Jitania Kandhari	None
Emerging Markets Fixed Income Opportunities
Eric J. Baurmeister	$100,001-$500,000
Warren Mar	$10,001-$50,000
Sahil Tandon	None
Emerging Markets Leaders
Ashutosh Sinha	$100,001-$500,000
Vishal Gupta	$100,001-$500,000
Emerging Markets
Eric Carlson	$100,001-$500,000
Munib Madni*	None
Paul C. Psaila	$100,001-$500,000
Ruchir Sharma	Over $1 million
May Yu	None
Emerging Markets Small Cap
Tim Drinkall	$50,001-$100,000
Frontier Markets
Tim Drinkall	$100,001-$500,000
Pierre Horvilleur	$50,001-$100,000
Fundamental Multi-Cap Core
Marshall Kaplan	None
Steven Howard	None
Rochelle Wagenheim	None
Global Advantage
Sam G. Chainani	$500,001-$1,000,000
David S. Cohen	Over $1 million
Dennis P. Lynch	Over $1 million
Armistead B. Nash	None
Alexander T. Norton	$0-$10,000
Jason C. Yeung	$100,001-$500,000
Global Concentrated
Andrew Slimmon	$100,001-$500,000
Phillip Kim	$10,001-$50,000
Global Core
Andrew Slimmon	$100,001-$500,000
Phillip Kim	None
Global Counterpoint
Dennis P. Lynch	None
Kristian Heugh	None
Global Discovery
Sam G. Chainani	Over $1 million
David S. Cohen	Over $1 million
Dennis P. Lynch	Over $1 million
Armistead B. Nash	None
Alexander T. Norton	None
Jason C. Yeung	$100,001-$500,000
Global Franchise
Vladimir A. Demine	$50,001-$100,000
Alex Gabriele	$100,001-$500,000
Dirk Hoffman-Becking	$500,001-$1,000,000
William D. Lock	Over $1 million

68

Bruno Paulson	Over $1 million
Richard Perrott	$10,001-$50,000
Nic Sochovsky	$100,001-$500,000
Marcus Watson	$50,001-$100,000
Global Infrastructure
Theodore R. Bigman	Over $1 million
Matthew King	$100,001-$500,000
Global Insight
Sam G. Chainani	Over $1 million
David S. Cohen	Over $1 million
Dennis P. Lynch	Over $1 million
Armistead B. Nash	None
Alexander T. Norton	None
Jason C. Yeung	$100,001-$500,000
Global Opportunity
Kristian Heugh	Over $1 million
Global Real Estate
Theodore R. Bigman	$100,001-$500,000
Desmond Foong	None
Bill Grant	$10,001-$50,000
Angeline Ho	None
Michiel te Paske	None
Sven van Kemenade	$10,001-$50,000
Global Sustain
Vladimir A. Demine	$50,001-$100,000
Alex Gabriele	None
Dirk Hoffman-Becking	$100,001-$500,000
William D. Lock	$50,001-$100,000
Bruno Paulson	Over $1 million
Richard Perrott	None
Nic Sochovsky	$100,001-$500,000
Marcus Watson	$10,001-$50,000
Growth
Sam G. Chainani	Over $1 million
David S. Cohen	Over $1 million
Dennis P. Lynch	Over $1 million
Armistead B. Nash	None
Alexander T. Norton	$100,001-$500,000
Jason C. Yeung	Over $1 million
Insight
Sam G. Chainani	Over $1 million
David S. Cohen	Over $1 million
Dennis P. Lynch	$500,001-$1,000,000
Armistead B. Nash	$100,001-$500,000
Alexander T. Norton	None
Jason C. Yeung	$100,001-$500,000
International Advantage
Kristian Heugh	Over $1 million
International Equity
Vladimir A. Demine	$10,001-$50,000
Alex Gabriele	None
Dirk Hoffman-Becking	$50,001-$100,000

69

William D. Lock	$100,001-$500,000
Bruno Paulson	Over $1 million
Richard Perrott	$10,001-$50,000
Nic Sochovsky	None
Marcus Watson	None
International Opportunity
Kristian Heugh	$500,001-$1,000,000
International Real Estate
Theodore R. Bigman	$100,001-$500,000
Desmond Foong	None
Angeline Ho	None
Michiel te Paske	None
Sven van Kemenade	$10,001-$50,000
Multi-Asset
Mark A. Bavoso	$100,001-$500,000
Cyril Moulle-Berteaux	Over $1 million
Sergei Parmenov	Over $1 million
Small Company Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$500,001-$1,000,000
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$100,001-$500,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$100,001-$500,000
US Core
Andrew Slimmon	$100,001-$500,000
Phillip Kim	None
U.S. Real Estate
Theodore R. Bigman	$100,001-$500,000
Bill Grant	$100,001-$500,000
*	Effective June 30, 2018, Munib Madni will no longer serve as a portfolio manager to the Active International Allocation Portfolio or Emerging Markets Portfolio. Effective on or about June 1, 2018, Amay Hattangadi will serve as a portfolio manager to the Emerging Markets Portfolio.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Funds’ independent registered public accounting firm and audits the annual financial statements of each Fund.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Company’s legal counsel.

Securities Lending

Pursuant to an agreement between the Company and State Street, the Funds may lend their securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Company, State Street administers the Funds’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Company deems necessary to monitor the securities lending program.

70

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Active International Allocation	$55,325	$7,409	$0	$0	$0	$5,941	$0	$13,350	$41,975
Asia Opportunity	5,344	801	0	0	0	4	0	805	4,539
Emerging Markets	44,926	6,320	0	0	0	2,792	0	9,112	35,814
Emerging Markets Small Cap	31,740	4,748	0	0	0	90	0	4,838	26,902
Global Discovery	27,756	4,158	0	0	0	35	0	4,193	23,563
Global Infrastructure	108,366	14,202	0	0	0	13,688	0	27,890	80,476
Global Insight	1,888	281	0	0	0	13	0	294	1,594
Growth	2,799,627	419,938	0	0	0	52	0	419,990	2,379,637
Insight	19,372	2,898	0	0	0	49	0	2,947	16,425
International Advantage	3,991	536	0	0	0	416	0	952	3,039
International Equity	995,631	132,223	0	0	0	114,145	0	246,368	749,263
International Opportunity	4,821	669	0	0	0	362	0	1,031	3,790
Small Company Growth	1,333,528	199,639	0	0	0	2,629	0	202,268	1,131,260
1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Company’s exclusive distributor of Fund shares pursuant to a Distribution Agreement. In addition, to promote the sale of Company shares, the Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and Distribution and Shareholder Services Plans with respect to Class L and Class C shares of each Fund under Rule 12b-1 of the 1940 Act (each, a “Plan”). Under the Plans, each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class A shares’ average daily net assets on an annualized basis. Each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class L shares’ average daily net assets on an annualized basis and a distribution fee of up to 0.50% (0.25% with respect to the Emerging Markets Fixed Income Opportunities Portfolio) of the Class L shares’ average daily net assets on an annualized basis. Each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class C shares’ average daily net assets on an annualized basis and a distribution fee of up to 0.75% of the Class C shares’ average daily net assets on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Advantage and Global Opportunity Portfolios to the extent it exceeds 0.04% and 0.30%, respectively, of the average daily net assets of such shares on an annualized basis. Morgan Stanley Distribution, Inc. may retain any portion of the fees it does not expend in meeting its obligations to the Company. The Distributor may compensate Financial Intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related and/or shareholder support services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Company. The Distributor and the Adviser also may compensate third-parties out of their own assets. For the Company’s fiscal year ended December 31, 2017, certain amounts paid by the Company with respect to the distribution fee were used to compensate Financial Intermediaries for sales of Class L shares of the respective Funds.

71

The Plans for the Class A, Class L and Class C shares were approved by the Company’s Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.

With respect to sales of Class C shares of the Company, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Company’s assets) to Financial Intermediaries who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class C shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Company’s shares, such as the payment to Financial Intermediaries for selling such shares. With respect to Class C shares, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Company’s Class C shares annually commencing in the second year after purchase.

The following table describes the distribution and/or shareholder servicing fees paid by each Fund with respect to its Class A, Class L and Class C shares, as applicable, pursuant to the Plans and the distribution-related expenses for each Fund with respect to its Class A, Class L and Class C shares, as applicable, for the fiscal year ended December 31, 2017. To the extent that expenditures on distribution-related activities exceed the fees paid by a Fund, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class A
Active International Allocation	$154,962	$152,602	$2,360
Advantage	$54,338	$54,143	$195
Asia Opportunity	$3,784	$3,737	$47
Emerging Markets Breakout Nations	$28	$0	$28
Emerging Markets Fixed Income Opportunities	$2,635	$2,111	$524
Emerging Markets Leaders	$2,292	$2,274	$18
Emerging Markets	$54,247	$52,221	$2,026
Emerging Markets Small Cap	$57	$31	$26
Frontier Markets	$225,366	$225,310	$56
Fundamental Multi-Cap Core**	—	—	—
Global Advantage	$8,901	$8,447	$454
Global Concentrated	$2,812	$2,784	$28
Global Core	$3,657	$3,635	$22
Global Counterpoint**	—	—	—
Global Discovery	$80,108	$79,288	$820
Global Franchise	$309,560	$305,402	$4,158
Global Infrastructure	$723,840	$687,623	$36,217
Global Insight	$3,543	$2,941	$602
Global Opportunity	$1,343,235	$1,283,123	$60,112
Global Real Estate	$71,883	$65,513	$6,370
Global Sustain	$4,750	$4,439	$311
Growth	$4,227,434	$4,159,610	$67,824
Insight	$35,032	$33,537	$1,495
International Advantage	$138,364	$166,850	$(28,486)
International Equity	$3,079,939	$3,068,575	$11,364
International Opportunity	$198,212	$212,309	$(14,097)
International Real Estate	$4,218	$3,248	$970
Multi-Asset	$19,979	$20,289	$(310)
Small Company Growth	$143,016	$138,835	$4,181

72

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
US Core	$4,069	$4,033	$36
U.S. Real Estate	$162,773	$158,354	$4,419
Class L
Active International Allocation	$47,500	$46,745	$755
Advantage	$1,608[1]	$26,834	$(25,226)
Emerging Markets Fixed Income Opportunities	$4,091	$3,603	$488
Emerging Markets	$1,924	$1,514	$410
Frontier Markets	$19,271	$19,320	$(49)
Global Advantage	$1,989	$1,928	$61
Global Discovery	$2,183	$2,087	$96
Global Franchise	$59,067	$58,972	$95
Global Infrastructure	$42,660	$41,594	$1,066
Global Insight	$621	$511	$110
Global Opportunity	$108,599[2]	$209,577	$(100,978)
Global Real Estate	$10,303	$10,316	$(13)
Global Sustain	$12,890	$11,949	$941
Growth	$646,044	$641,371	$4,673
Insight	$1,203	$1,089	$114
International Advantage	$766	$489	$277
International Equity	$53,567	$52,066	$1,501
International Opportunity	$2,246	$0	$2,246
International Real Estate	$116	$34	$82
Multi-Asset	$34,518	$34,793	$(275)
Small Company Growth	$11,573	$11,507	$66
U.S. Real Estate	$22,809	$22,631	$178
Class C
Active International Allocation	$117	$0	$117
Advantage	$88,673	$40,016	$48,657
Asia Opportunity	$1,801	$2	$1,799
Emerging Markets Breakout Nations	$113	$0	$113
Emerging Markets Fixed Income Opportunities	$2,597	$186	$2,411
Emerging Markets Leaders	$7,336	$3,115	$4,221
Emerging Markets	$7,296	$5,063	$2,233
Emerging Markets Small Cap	$119	$4	$115
Frontier Markets	$26,314	$8,587	$17,727
Fundamental Multi-Cap Core**	—	—	—
Global Advantage	$3,851	$1,369	$2,482
Global Concentrated	$12,086	$3,678	$8,408
Global Core	$10,758	$4,093	$6,665
Global Counterpoint**	—	—	—
Global Discovery	$79,045	$16,254	$62,791
Global Franchise	$387,377	$176,982	$210,395
Global Infrastructure	$28,758	$4,135	$24,623
Global Insight	$2,420	$1,096	$1,324
Global Opportunity	$619,318	$271,150	$348,168
Global Real Estate	$3,186	$2,431	$755
Global Sustain	$11,499	$8,037	$3,462

73

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Growth	$260,757	$141,039	$119,718
Insight	$63,011	$0	$63,011
International Advantage	$33,651	$7,599	$26,052
International Equity	$5,317	$3,262	$2,055
International Opportunity	$107,762	$17,820	$89,942
International Real Estate	$754	$43	$711
Multi-Asset	$1,800	$1,652	$148
Small Company Growth†	$52	0	$52
US Core	$16,030	$3,610	$12,420
U.S. Real Estate	$5,006	$1,454	$3,552
Fund Total	$13,935,386	$12,822,871	$1,112,515
*	Includes payments for distribution and/or shareholder servicing to third-parties and affiliated entities.
**	Not operational for the period.
†	Class C shares of Small Company Growth Portfolio commenced offering on May 31, 2017.
1	The distribution and shareholder servicing fee paid by the Advantage Portfolio pursuant to the Class L Plan reflects a waiver of $28,554.
2	The distribution and shareholder servicing fee paid by the Global Opportunity Portfolio pursuant to the Class L Plan reflects a waiver of $162,899.

Revenue Sharing

This section does not apply to Class IS shares. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

1	an ongoing annual fee in an amount up to $500,000 in consideration of the Adviser’s participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

2	an ongoing annual fee in an amount up to $400,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Funds by Morgan Stanley Smith Barney LLC financial advisors;

3	on Class A, Class L and Class C shares of the Funds held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee in an amount up to 0.10% of the total average daily NAV of such shares for the applicable quarterly period;

4	on Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period; and

5	on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity and Asset Allocation Portfolios) or 0.50% (with respect to the Fixed Income Portfolios) of the amount sold, as applicable.*

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With respect to other Financial Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

1	on Class I, Class A, Class L and Class C shares of the Funds, reimbursement for ticket charges applied to Fund shares;

2	on Class I, Class A, Class L and Class C shares of the Funds held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

3	an ongoing annual fee in an amount up to 0.25% on sales of Class I, Class A, Class L and Class C shares of the Funds through brokerage accounts; and

4	on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the Global and International, U.S. Equity, Asset Allocation and Listed Real Asset Portfolios) or 0.50% (with respect to the Fixed Income Portfolios) of the amount sold, as applicable.*

* Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the Global and International, U.S. Equity, Asset Allocation and Listed Real Asset Portfolios: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Portfolios: 0.50% on sales of $1 million to $4 million, plus 0.25% on sales over $4 million to $15 million, plus 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a contingent deferred sales charge (“CDSC”) of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney LLC or other Financial Intermediaries may provide Morgan Stanley Smith Barney LLC or other Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Financial Intermediaries as to their compensation.

Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

BROKERAGE PRACTICES

Portfolio Transactions

The Adviser and/or Sub-Advisers are responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Company anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Advisers select broker-dealers for the execution of transactions for the Funds in accordance with their duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser and/or Sub-Advisers are not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Adviser’s and/or Sub-Advisers’ reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii)

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a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser and/or Sub-Advisers in fulfilling their investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

When effecting transactions on behalf of the Funds, the Adviser and/or Sub-Advisers may trade with any broker-dealer on their list of approved broker-dealers. Approved broker-dealers have met criteria as established by the Adviser’s Counterparty Governance Committee (“CGC”). The CGC reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to a Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.

Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself. Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.

The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.

The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.

Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed income securities. Consistent with long-standing industry practice in the fixed income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.

The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and

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will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.

Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.

The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed income research from their own resources.

When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser and/or Sub-Advisers effect aggregated orders in a manner designed to ensure that no participating client is favored over any other client.

In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser and/or Sub-Advisers may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser and/or the Sub-Advisers with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser and/or Sub-Advisers are not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Company may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Company’s Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Company is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Company’s Adviser.

During the fiscal years ended December 31, 2015, 2016 and 2017, the Company did not effect any principal transactions with Morgan Stanley & Co. LLC.

Brokerage Commissions Paid

During the fiscal years ended December 31, 2015, 2016 and 2017, the Company paid brokerage commissions of approximately $13,995,091, $12,679,372 and $12,031,491, respectively. During the fiscal years ended December 31, 2015, 2016 and 2017, the Company paid in the aggregate $108,893, $66,892 and $154,226, respectively, in brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended December 31, 2017, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 1.28% of the total brokerage commissions paid by the Company during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 1.15% of the aggregate dollar value of all portfolio transactions of the Company during the period for which commissions were paid.

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For the fiscal year ended December 31, 2017, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2017
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Fund	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Active International Allocation	$127,855	$0	0.00%	0.00%
Advantage	$47,037	$0	0.00%	0.00%
Asia Opportunity	$15,245	$0	0.00%	0.00%
Emerging Markets Breakout Nations	$19,462	$0	0.00%	0.00%
Emerging Markets Fixed Income Opportunities	$24	$0	0.00%	0.00%
Emerging Markets Leaders	$151,173	$9,833	6.50%	7.93%
Emerging Markets	$1,516,243	$51,897	3.42%	2.85%
Emerging Markets Small Cap	$43,029	$0	0.00%	0.00%
Frontier Markets	$1,951,365	$40,493	2.08%	2.64%
Fundamental Multi-Cap Core*	—	—	—	—
Global Advantage	$12,131	$1	0.01%	0.03%
Global Concentrated	$6,094	$0	0.00%	0.00%
Global Core	$5,134	$0	0.00%	0.00%
Global Counterpoint*	—	—	—	—
Global Discovery	$120,979	$127	0.10%	0.15%
Global Franchise	$271,687	$0	0.00%	0.00%
Global Infrastructure	$300,092	$10,449	3.48%	1.61%
Global Insight	$12,126	$0	0.00%	0.00%
Global Opportunity	$851,226	$498	0.06%	0.40%
Global Real Estate	$1,145,959	$0	0.00%	0.00%
Global Sustain	$3,108	$0	0.00%	0.00%
Growth	$1,385,036	$17,512	1.26%	2.31%
Insight	$92,118	$3,618	3.93%	4.01%
International Advantage	$185,487	$0	0.00%	0.00%
International Equity	$1,672,991	$0	0.00%	0.00%
International Opportunity	$437,814	$0	0.00%	0.00%
International Real Estate	$24,979	$0	0.00%	0.00%
Multi-Asset	$106,743	$0	0.00%	0.00%
Small Company Growth	$1,038,932	$19,798	1.91%	2.47%
US Core	$3,619	$0	0.00%	0.00%
U.S. Real Estate	$483,803	$0	0.00%	0.00%
*	Not operational for the period.

For the fiscal years ended December 31, 2015 and 2016, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2015 and 2016
	Fiscal Year Ended December 31, 2015		Fiscal Year Ended December 31, 2016
Fund	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Active International Allocation	$103,872	$0	$156,668	$0
Advantage	$14,185	$632	$51,206	$0
Asia Opportunity[1]	$4,668	$0	$6,523	$0
Emerging Markets Breakout Nations[2]	—	—	$8,190	$0
Emerging Markets Fixed Income Opportunities	$621	$0	$93	$0
Emerging Markets Leaders[3]	$38,738	$123	$149,428	$397

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	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2015 and 2016
	Fiscal Year Ended December 31, 2015		Fiscal Year Ended December 31, 2016
Fund	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Emerging Markets	$1,280,321	$30,985	$1,084,170	$15,514
Emerging Markets Small Cap[4]	$23,571	$0	$39,396	$0
Frontier Markets	$1,839,148	$61,235	$1,192,266	$0
Fundamental Multi-Cap Core[5]	—	—	—	—
Global Advantage	$3,946	$0	$5,207	$0
Global Concentrated[6]	—	—	$5,771	$0
Global Core[6]	—	—	$4,816	$0
Global Counterpoint[5]	—	—	—	—
Global Discovery	$22,261	$0	$28,188	$0
Global Franchise	$306,911	$0	$356,166	$0
Global Infrastructure	$312,751	$1,735	$344,426	$8,858
Global Insight	$3,271	$0	$6,652	$0
Global Opportunity	$368,571	$6,653	$523,796	$3,114
Global Real Estate	$1,723,596	$0	$1,745,279	$10,292
Global Sustain	$16,996	$0	$8,131	$0
Growth	$919,069	$0	$1,200,754	$0
Insight	$2,179	$0	$13,817	$0
International Advantage	$8,252	$0	$28,191	$0
International Equity	$3,388,364	$0	$2,984,706	$0
International Opportunity	$53,817	$0	$79,250	$0
International Real Estate	$108,825	$1,028	$80,464	$111
Multi-Asset	$1,069,277	$0	$327,117	$0
Small Company Growth	$1,870,362	$3,050	$1,767,732	$28,606
US Core[6]	—	—	$3,880	$0
U.S. Real Estate	$491,904	$0	$477,089	$0
1	The Fund commenced operations on December 29, 2015.
2	The Fund commenced operations on December 15, 2016.
3	The Fund commenced operations close of business on January 5, 2015.
4	The Fund commenced operations on December 15, 2015.
5	Not operational for the period.
6	The Fund commenced operations on May 27, 2016.

Regular Broker-Dealers

During the fiscal year ended December 31, 2017, the following Funds purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Company or the Fund in the largest dollar amounts during the period:

Fund	Issuer
Active International Allocation	Banco Bradesco SA Credit Agricole SA HSBC Holdings PLC
Global Concentrated	UBS Financial Services, Inc.
Global Core	UBS Financial Services, Inc.
Global Infrastructure	Macquarie Bank Ltd.
Multi-Asset	Bank of America Securities LLC Barclays Bank PLC BNP Paribas SA Citigroup Global Markets, Inc. JP Morgan Chase & Co.

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At December 31, 2017, the following Funds held securities issued by such brokers or dealers with the following market values:

Fund	Regular Broker-Dealer	Approximate Market Value at 12/31/17
Active International Allocation	Credit Agricole SA Banco Bradesco SA	$466,000 $363,000
Global Concentrated	UBS Financial Services, Inc.	$426,000
Global Core	UBS Financial Services, Inc.	$421,000
Global Infrastructure	Macquarie Bank Ltd.	$5,948,000
Multi-Asset	BNP Paribas SA Barclays Bank PLC	$461,000 $134,000

Portfolio Turnover

The Funds generally do not invest for short-term trading purposes; however, when circumstances warrant, each Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Funds to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Company History

The Company was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Company filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Company changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Company changed its name to Morgan Stanley Institutional Fund, Inc.

Description of Shares and Voting Rights

The Company’s Amended and Restated Articles of Incorporation permit the Directors to issue 113 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each Fund of the Company, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Fund shares have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Company. No portfolio of the Company is subject to the liabilities of any other portfolio of the Company.

Dividends and Capital Gains Distributions

The Company’s policy is to distribute substantially all of each Fund’s net investment income, if any. The Company may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see “Taxes”). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Fund by an investor may have the effect of reducing the per share NAV of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Fund at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Company by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It

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may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Company, Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company, Funds or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund within the Company is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole.

Regulated Investment Company Qualifications

Each Fund intends to qualify and elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, each Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Fund’s foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce the Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Fund’s basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Fund held the stock for more than a year.

For purposes of the diversification requirement described above, the Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Fund is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

The Multi-Asset Portfolio may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of the 90% gross income test described above. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to its Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The

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IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “Subpart F income,” whether or not such income is distributed by a Subsidiary. It is expected that all of the Subsidiary’s income will be “Subpart F income.” The Fund’s recognition of the Subsidiary’s “Subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of their previously undistributed “Subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

Certain Funds may make certain investments indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such entities will generally be required to pay U.S. corporate income tax, and possibly other taxes, on their earnings, which ultimately will reduce the Fund’s return on income derived from such investments.

In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Fund fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Fund’s current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders.

If a Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

General Tax Treatment of Qualifying RICs and Shareholders

Each Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Fund’s net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by each Fund to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified

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dividends” means dividends received by a Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. Dividends received by a Fund from a passive foreign investment company (discussed below) are generally not eligible to be treated as qualified dividends.

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs as well as taxable ordinary dividends from REITs. Currently, there is not a regulatory mechanism for regulated investment companies such as the Funds to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs or REITs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or MLPs held indirectly if any through the Funds would not be eligible for the 20% deduction for their share of such taxable income.

A dividend paid by a Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of a Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years beginning after 2017 and before 2026 and, in the case of a corporate shareholder, 35% for taxable years beginning before 2018, and 21% for taxable years beginning in 2018 or later) to the extent of the Fund’s earnings and profits.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Each Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Fund will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Fund as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather

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than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Fund.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Funds (or their administrative agent) are required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Company may be required to withhold and remit to the U.S. Treasury an amount equal to 24% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Company that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.

The Company may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Company may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Company receives no payments in cash on the security during the year. To the extent that the Company makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Company level. Such distributions will be made from the available cash of the Company or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Company may realize a gain or loss from such sales. In the event the Company realizes net capital gains from such transactions, the Company and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

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A Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund’s treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Fund.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Fund. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Fund. These gains or losses increase or decrease the amount of a Fund’s net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Fund may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Except in the case of the Active International Allocation, Asia Opportunity, Global Concentrated, Emerging Markets Breakout Nations, Emerging Markets, Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Emerging Markets Small Cap, Frontier Markets, Global Advantage, Global Discovery, Global Franchise, Global Infrastructure, Global Insight, Global Opportunity, Global Real Estate, International Advantage, International Equity, International Opportunity and International Real Estate Portfolios, it is not expected that a Fund or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Funds, considering that each Fund’s investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

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A Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Funds intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (“Foreign Shareholder”) depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above and the potential applicability of the U.S. estate tax.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Fund and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, a Fund’s distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2018, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the following Funds’ outstanding shares.

Fund	Name and Address	% of Class
Class I
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	92.43%
Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	26.96%
	National Financial Services Corp. 200 Liberty St. New York, NY 10281	26.54%
	PIMS/Prudential Retirement PO Box 103 Buffalo, NY 14217	10.36%
	Charles Schwab & Co., 101 Montgomery Street San Francisco, CA 94104	9.36%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	7.17%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	6.33%
Emerging Markets Breakout Nations	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets Fixed Income Opportunities	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	86.42%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	7.40%
Emerging Markets Leaders	Trust Company of Illinois 1901 Butterfield Rd., Ste. 1000 Downers Grove, IL 60515	36.30%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	27.67%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	23.91%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 15 New York, NY 10017	10.18%
Emerging Markets	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	25.34%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	23.69%

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Fund	Name and Address	% of Class
	Mac & Co. FBO NY State Deferred Comp. Plan P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	16.11%
	Charles Schwab & Co., 101 Montgomery Street San Francisco, CA 94104	13.88%
Frontier Markets	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	29.51%
	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	23.19%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	13.01%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	7.22%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	6.48%
Global Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	26.84%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	23.52%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	16.39%
Global Discovery	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	57.09%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	10.52%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	8.04%
	Pershing LLC 1 Pershing Plaza, 14th Fl. Jersey City, NJ 07399	7.68%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	5.01%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	29.12%
	National Financial Services Corp. 200 Liberty St. New York, NY 10281	15.52%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	9.77%

88

Fund	Name and Address	% of Class
	The Northern Trust Company P.O. Box 92956 Chicago, IL 60675	8.96%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.88%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	6.45%
Global Infrastructure	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	34.95%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	22.34%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.38%
	Society of Composers Authors and Music Publishers of Canada 41 Valleybrook Dr. Toronto, ON M3B 2S6 Canada	7.11%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.90%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.79%
	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	5.36%
Global Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	49.94%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	20.33%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	11.13%
Global Opportunity	National Financial Services Corp. 200 Liberty St. New York, NY 10281	25.12%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	15.86%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	16.35%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	9.39%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	7.91%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	5.86%

89

Fund	Name and Address	% of Class
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	5.12%
Global Real Estate	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E, 2nd Fl. Jacksonville, FL 32246	22.99%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.65%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	10.52%
	TIAA-CREF Trust Co. 211 N. Broadway, Suite 1000 St. Louis, MO 63102	7.88%
	SSQ Life Insurance Company Inc. 2515 Laurier Boulevard PO Box 10510 Ville de Québec, Canada	6.12%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	5.92%
	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	5.30%
Global Sustain	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	42.10%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	29.95%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	14.67%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	10.37%
Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	36.71%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	17.02%
	Charles Schwab & Co., 101 Montgomery St. San Francisco, CA 94104	6.03%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	5.17%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	5.11%
Insight	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	49.10%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	16.47%

90

Fund	Name and Address	% of Class
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	10.04%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	9.13%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	7.56%
International Advantage	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	24.74%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	18.57%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	13.91%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	12.19%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	6.55%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	5.77%
International Equity	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	23.73%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	13.02%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	10.01%
International Opportunity	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	21.16%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	14.75%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	14.30%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	14.09%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	12.37%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	9.00%
	Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	7.03%

91

Fund	Name and Address	% of Class
International Real Estate	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	55.75%
	Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103	11.57%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	10.85%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.31%
Multi-Asset	Morgan Stanley Asset Mgmt. for the Account of Hubbell Inc. 40 Waterview Dr. Shelton, CT 06484	53.72%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	45.60%
Small Company Growth	National Financial Services Corp. 200 Liberty St. New York, NY 10281	36.49%
	Voya Institutional Trust Co. 30 Braintree Hill Office Park Braintree, MA 02184	18.33%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	14.26%
	Mac & Co. A/C 599010 500 Grant Street Room 151-1010 Pittsburgh, PA 15230	9.58%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.50%
U.S. Real Estate	LPL Financial 4707 Executive Dr. San Diego, CA 92121	19.70%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	15.75%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	15.70%
	Prudential Bank and Trust 80 Livingston Ave. Roseland, NJ 07068	12.70%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	8.86%
Class A
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	70.12%
	State Street Bank And Trust Co. 105 Rosemont Rd. Westwood, MA 02090	7.14%

92

Fund	Name and Address	% of Class
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.60%
Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	29.10%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	24.53%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	20.55%
	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104	8.33%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	5.97%
Emerging Markets Breakout Nations	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	100.00%
Emerging Markets Fixed Income Opportunities	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	32.96%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07311	20.86%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	14.89%
	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104	14.69%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	7.30%
Emerging Markets Leaders	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	88.80%
Emerging Markets	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07311	75.93%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	9.50%
Frontier Markets	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	62.25%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	21.78%
Global Advantage	LPL Financial 4707 Executive Dr. San Diego, CA 92121	68.36%

93

Fund	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.97%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.53%
Global Discovery	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	45.83%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	28.45%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	11.71%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	63.77%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	18.31%
Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	69.88%
Global Insight	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	36.32%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	18.17%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.83%
	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	11.48%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	10.96%
Global Opportunity	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	46.93%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	11.86%
	Charles Schwab & Co., 101 Montgomery St. San Francisco, CA 94104	8.04%
Global Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	23.37%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.86%

94

Fund	Name and Address	% of Class
	TD Ameritrade Inc. P.O. Box 17748 Denver, CO 80217	10.84%
	Charles Schwab & Co., 101 Montgomery St. San Francisco, CA 94104	7.78%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	6.93%
	Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	6.60%
Global Sustain	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	87.87%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	5.61%
Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	52.34%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.28%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.08%
	State of Florida Employees Deferred Compensation Plan P.O. Box 182029 Columbus, OH 43218	5.50%
Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	27.31%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.33%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	13.43%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	13.12%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	12.55%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	10.58%
International Advantage	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	51.65%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	18.63%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	7.93%

95

Fund	Name and Address	% of Class
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	7.80%
International Equity	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	95.22%
International Opportunity	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	61.29%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	13.09%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	10.61%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	5.34%
International Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	30.04%
	Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	25.81%
	Nora Effron c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	12.33%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	8.77%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.07%
	JHM Investments LP 860 E Main Ave Zeeland, MI 49464	5.04%
Multi-Asset	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	43.52%
	Band & Co. PO Box 1787 Milwaukee, WI 53201	7.36%
Small Company Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	47.22%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	32.68%
U.S. Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	50.01%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	21.77%

96

Fund	Name and Address	% of Class
	T. Rowe Price Trust Co. P.O. Box 17215 Baltimore, MD 21297	6.07%
Class L
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	73.28%
	Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	5.06%
Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	34.47%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	28.46%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	19.63%
Emerging Markets Fixed Income Opportunities	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	64.31%
	Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	23.28%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	12.17%
Emerging Markets	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	95.60%
Frontier Markets	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	80.08%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.17%
	Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	5.85%
Global Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	97.11%
Global Discovery	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	57.70%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	38.40%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	98.97%

97

Fund	Name and Address	% of Class
Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	83.08%
Global Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	83.76%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	16.24%
Global Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	34.12%
	Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	9.59%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.69%
Global Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	95.35%
Global Sustain	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	88.14%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	7.71%
Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	72.53%
	Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	8.39%
Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.49%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	12.12%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	11.39%
International Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	72.02%
	Patricia Murphy c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	16.61%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	6.21%

98

Fund	Name and Address	% of Class
	Stifel Nicolaus 24751 N Crosby Road Prosser, WA 99350	5.16%
International Equity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	83.66%
International Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.84%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	19.52%
International Real Estate	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Multi-Asset	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	98.92%
Small Company Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	83.74%
U.S. Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	79.56%
	Wells Fargo Clearing Services LLC 2801 Market St. Saint Louis, MO 63103	6.48%
Class IS
Advantage	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	99.92%
Emerging Markets Breakout Nations	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets Fixed Income Opportunities	MSIFT Global Multi-Asset Income Fund 522 Fifth Ave. New York, NY 10036	97.58%
Emerging Markets Leaders	Bell Atlantic Master Trust 295 N Maple Ave. Building 7, Fl. 1 Basking Ridge, NJ 07920	99.92%
Emerging Markets	The Northern Trust Company as TTEE FBO Morgan Stanley 401K Savings Plan P.O. Box 92994 Chicago, IL 60675	44.27%
	State Street Bank & Trust Co. 1200 Crown Colony Dr. Quincy, MA 02169	40.47%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	6.74%
Global Infrastructure	Mac & Co. A/C 479490 P.O. Box 3198 Pittsburgh, PA 15230	62.63%

99

Fund	Name and Address	% of Class
	Mac & Co. A/C 479553 P.O. Box 3198 Pittsburgh, PA 15230	19.06%
	Mac & Co. A/C 479450 P.O. Box 3198 Pittsburgh, PA 15230	18.49%
Global Opportunity	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	43.79%
	VRSCO 2727-A Allen Parkway 4-D1 Houston, TX 77019	23.20%
	Matrix Trust Company 717 17th Street Suite 1300 Denver, CO 80202	16.04%
	State Street Bank & Trust Co. 1 Lincoln St Boston, MA 02111	11.93%
Global Real Estate	The Northern Trust Company as TTEE FBO Morgan Stanley 401K Savings Plan P.O. Box 92994 Chicago, IL 60675	16.17%
	State Street Bank & Trust Co. PO Box 5501 Boston, MA 02206	15.69%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.04%
	Mac & Co. A/C 511536 525 William Penn Place, Rm 153-3602 Pittsburgh, PA 15219	6.23%
	Wells Fargo Bank NA FBO Retirement Plan for Hospital Employees-MS Global REIT P.O. Box 1533 Minneapolis, MN 55480	5.97%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	5.81%
	Mac & Co. A/C 836181 P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	5.34%
Global Sustain	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Growth	The Northern Trust Company as TTEE FBO Morgan Stanley 401K Savings Plan P.O. Box 92994 Chicago, IL 60675	78.67%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.13%
International Equity	The Northern Trust Company as TTEE FBO Morgan Stanley 401K Savings Plan P.O. Box 92994 Chicago, IL 60675	31.86%

100

Fund	Name and Address	% of Class
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.50%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	11.24%
	Capinco C/O U.S. Bank P.O. Box 1787 Milwaukee, WI 53201	8.94%
	The TJX Companies Inc. 770 Cochituate Rd. Framingham, MA 01701	8.03%
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	6.09%
International Opportunity	The Northern Trust Company as Custodian FBO RWJBH Corporate Services Inc. LP’s & MF’s A/C 44-76819 P.O. Box 92956 Chicago, IL 60675	80.31%
	Mac & Co. A/C 999092 500 Grant Street Room 151-1010 Pittsburgh, PA 15219	14.19%
International Real Estate	The Northern Trust Company P.O. Box 92956 Chicago, IL 60675	99.91%
Small Company Growth	State Street Bank And Trust Co. 105 Rosemont Rd. Westwood, MA 02090	35.26%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.87%
	The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482	21.15%
	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	16.82%
U.S. Real Estate	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	79.21%
	Mac & Co. A/C 727587 P.O. Box 3198 Pittsburgh, PA 15230	10.50%

As of April 1, 2018, no person was known by the Company to own beneficially or of record 5% or more of the outstanding Class C shares of any Fund. In the case of the Asia Opportunity, Emerging Markets Small Cap, Global Concentrated, Global Core and US Core Portfolios, no person was known by the Company to own beneficially or of record 5% or more of the outstanding shares of any Class of shares of such Funds. In the case of the Frontier Markets and Global Franchise Portfolios, no person was known by the Company to own beneficially or of record 5% or more of the outstanding Class IS shares of such Funds.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. Control persons could have the ability to vote a majority of the shares of the respective Fund on any matter requiring the approval of shareholders of such Fund.

101

PERFORMANCE INFORMATION

The average annual compounded rates of return (unless otherwise noted) for the Funds for the 1-, 5- and 10-year periods ended December 31, 2017 and for the period from inception through December 31, 2017 are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class I	1/17/1992	24.76%	6.74%	1.58%	6.06%
Class A	1/2/1996	24.29%	6.36%	1.28%	5.35%
Class L	6/14/2012	23.80%	5.82%	N/A	8.55%
Class C	4/30/2015	23.42%	N/A	N/A	2.84%
Advantage
Class I*	6/30/2008	32.06%	17.62%	N/A	12.57%
Class A	5/21/2010	31.64%	17.23%	N/A	16.83%
Class L*	6/30/2008	31.96%	17.50%	N/A	12.44%
Class C	4/30/2015	30.77%	N/A	N/A	12.88%
Class IS	9/13/2013	32.22%	N/A	N/A	16.03%
Asia Opportunity
Class I	12/29/2015	76.82%	N/A	N/A	32.18%
Class A	12/29/2015	76.17%	N/A	N/A	31.71%
Class C	12/29/2015	74.85%	N/A	N/A	30.71%
Class IS	12/29/2015	76.82%	N/A	N/A	32.21%
Emerging Markets Breakout Nations
Class I	12/15/2016	22.44%	N/A	N/A	23.14%
Class A	12/15/2016	22.01%	N/A	N/A	22.62%
Class C	12/15/2016	21.09%	N/A	N/A	21.73%
Class IS	12/15/2016	22.47%	N/A	N/A	23.18%
Emerging Markets Fixed Income Opportunities
Class I	5/24/2012	12.94%	3.35%	N/A	5.56%
Class A	5/24/2012	12.54%	3.01%	N/A	5.22%
Class L	5/24/2012	12.28%	2.72%	N/A	4.90%
Class C	4/30/2015	11.76%	N/A	N/A	5.73%
Class IS	9/13/2013	12.95%	N/A	N/A	6.64%
Emerging Markets
Class I	9/25/1992	34.97%	4.13%	0.50%	8.21%
Class A	1/2/1996	34.54%	3.80%	0.22%	7.16%
Class L	4/27/2012	33.80%	3.25%	N/A	3.95%
Class C	4/30/2015	33.45%	N/A	N/A	5.53%
Class IS	9/13/2013	35.09%	N/A	N/A	5.54%
Emerging Markets Leaders
Class I**	6/30/2011	26.01%	4.41%	N/A	4.48%
Class A**	6/30/2011	25.46%	4.16%	N/A	4.28%
Class C	4/30/2015	24.53%	N/A	N/A	4.83%
Class IS**	6/30/2011	26.02%	4.42%	N/A	4.49%
Emerging Markets Small Cap
Class I	12/15/2015	34.29%	N/A	N/A	15.25%
Class A	12/15/2015	33.79%	N/A	N/A	14.81%
Class C	12/15/2015	32.70%	N/A	N/A	13.95%
Class IS	12/15/2015	34.29%	N/A	N/A	15.25%
102

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Frontier Markets
Class I***	8/25/2008	20.82%	8.89%	N/A	2.23%
Class A	9/14/2012	20.39%	8.54%	N/A	9.14%
Class L	9/14/2012	19.59%	7.85%	N/A	8.46%
Class C	4/30/2015	19.51%	N/A	N/A	1.97%
Class IS	2/27/2015	20.83%	N/A	N/A	3.92%
Global Advantage
Class I	12/28/2010	41.56%	14.02%	N/A	13.15%
Class A	12/28/2010	41.02%	13.63%	N/A	12.78%
Class L	12/28/2010	40.34%	13.05%	N/A	12.22%
Class C	4/30/2015	40.02%	N/A	N/A	11.77%
Global Concentrated
Class I	5/27/2016	22.64%	N/A	N/A	15.22%
Class A	5/27/2016	22.17%	N/A	N/A	14.78%
Class C	5/27/2016	21.18%	N/A	N/A	13.98%
Class IS	5/27/2016	22.67%	N/A	N/A	15.24%
Global Core
Class I	5/27/2016	22.27%	N/A	N/A	14.18%
Class A	5/27/2016	21.82%	N/A	N/A	13.74%
Class C	5/27/2016	20.92%	N/A	N/A	12.92%
Class IS	5/27/2016	22.29%	N/A	N/A	14.21%
Global Discovery
Class I	12/28/2010	25.39%	17.72%	N/A	15.46%
Class A	12/28/2010	24.89%	17.33%	N/A	15.11%
Class L	12/28/2010	24.26%	16.74%	N/A	14.52%
Class C	4/30/2015	23.89%	N/A	N/A	16.90%
Global Franchise
Class I	11/28/2001	25.85%	12.18%	8.96%	11.54%
Class A	11/28/2001	25.58%	11.89%	8.68%	11.24%
Class L	4/27/2012	24.98%	11.34%	N/A	10.18%
Class C	9/30/2015	24.63%	N/A	N/A	15.00%
Class IS	5/29/2015	26.00%	N/A	N/A	11.88%
Global Infrastructure
Class I	9/20/2010	12.70%	8.81%	N/A	11.40%
Class A	9/20/2010	12.37%	8.53%	N/A	11.11%
Class L	9/20/2010	11.80%	7.90%	N/A	10.50%
Class C	4/30/2015	11.42%	N/A	N/A	1.83%
Class IS	9/13/2013	12.65%	N/A	N/A	8.46%
Global Insight
Class I	12/28/2011	27.38%	14.89%	N/A	17.13%
Class A	12/28/2011	26.99%	14.52%	N/A	16.78%
Class L	12/28/2011	26.35%	13.92%	N/A	16.17%
Class C	4/30/2015	26.09%	N/A	N/A	14.84%
Global Opportunity
Class I*	5/30/2008	49.44%	22.28%	N/A	13.35%
Class A	5/21/2010	49.03%	21.87%	N/A	18.96%
Class L*	5/30/2008	48.91%	21.79%	N/A	12.93%
Class C	4/30/2015	47.92%	N/A	N/A	17.92%
Class IS	9/13/2013	49.54%	N/A	N/A	21.54%

103

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Real Estate
Class I	8/30/2006	9.73%	5.84%	3.83%	4.07%
Class A	8/30/2006	9.44%	5.54%	3.55%	3.79%
Class L	6/16/2008	8.89%	5.04%	N/A	3.77%
Class C	4/30/2015	8.54%	N/A	N/A	2.14%
Class IS	9/13/2013	9.80%	N/A	N/A	6.31%
Global Sustain
Class I	8/30/2013	22.86%	N/A	N/A	10.80%
Class A	8/30/2013	22.45%	N/A	N/A	10.44%
Class L	8/30/2013	21.80%	N/A	N/A	9.88%
Class C	4/30/2015	21.46%	N/A	N/A	8.72%
Class IS	9/13/2013	22.91%	N/A	N/A	10.23%
Growth
Class I	4/2/1991	43.83%	20.08%	10.78%	11.02%
Class A	1/2/1996	43.45%	19.76%	10.50%	10.02%
Class L	4/27/2012	42.69%	19.12%	N/A	15.80%
Class C	4/30/2015	42.37%	N/A	N/A	14.01%
Class IS	9/13/2013	43.98%	N/A	N/A	16.95%
Insight
Class I	12/28/2011	18.28%	16.97%	N/A	18.75%
Class A	12/28/2011	17.82%	16.58%	N/A	18.38%
Class L	12/28/2011	17.21%	16.00%	N/A	17.79%
Class C	4/30/2015	16.93%	N/A	N/A	14.06%
International Advantage
Class I	12/28/2010	44.75%	13.58%	N/A	12.34%
Class A	12/28/2010	44.18%	13.22%	N/A	12.00%
Class L	12/28/2010	43.41%	12.64%	N/A	11.44%
Class C	4/30/2015	43.16%	N/A	N/A	13.82%
International Equity
Class I	8/4/1989	25.17%	6.84%	2.86%	8.60%
Class A	1/2/1996	24.77%	6.49%	2.57%	7.66%
Class L	6/14/2012	24.06%	5.94%	N/A	8.28%
Class C	4/30/2015	23.78%	N/A	N/A	3.19%
Class IS	9/13/2013	25.22%	N/A	N/A	5.20%
International Opportunity
Class I	3/31/2010	53.38%	17.23%	N/A	13.31%
Class A	3/31/2010	53.01%	16.84%	N/A	12.97%
Class L	3/31/2010	52.11%	16.24%	N/A	12.39%
Class C	4/30/2015	51.77%	N/A	N/A	15.34%
Class IS	9/13/2013	53.41%	N/A	N/A	16.74%
International Real Estate
Class I	10/1/1997	19.13%	4.04%	1.22%	7.74%
Class A	10/1/1997	18.78%	3.70%	0.93%	7.45%
Class L	4/27/2012	18.14%	3.17%	N/A	6.33%
Class C	4/30/2015	17.78%	N/A	N/A	0.64%
Class IS	9/13/2013	19.19%	N/A	N/A	3.83%

104

Multi-Asset
Class I	6/22/2012	-0.72%	0.56%	N/A	1.32%
Class A	6/22/2012	-1.24%	0.22%	N/A	0.99%
Class L	6/22/2012	-1.67%	-0.26%	N/A	0.50%
Class C	4/30/2015	-1.90%	N/A	N/A	-5.53%
Class IS	5/29/2015	-0.82%	N/A	N/A	-4.03%
Small Company Growth†
Class I	11/1/1989	21.87%	9.98%	6.48%	10.54%
Class A	1/2/1996	21.57%	9.65%	6.18%	9.48%
Class L	11/11/2011	20.95%	9.09%	N/A	9.36%
Class IS	9/13/2013	22.08%	N/A	N/A	3.51%
U.S. Real Estate
Class I	2/24/1995	3.31%	8.61%	6.82%	11.94%
Class A	1/2/1996	2.98%	8.28%	6.51%	11.11%
Class L	11/11/2011	2.37%	7.71%	N/A	8.96%
Class C	4/30/2015	2.14%	N/A	N/A	3.95%
Class IS	9/13/2013	3.32%	N/A	N/A	9.62%
US Core
Class I	5/27/2016	19.33%	N/A	N/A	15.51%
Class A	5/27/2016	18.80%	N/A	N/A	15.04%
Class C	5/27/2016	17.96%	N/A	N/A	14.19%
Class IS	5/27/2016	19.37%	N/A	N/A	15.55%
*	Performance shown for each Fund’s Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I, Class A, and Class C shares, respectively, of the applicable Predecessor Fund.
**	Performance shown for the Fund’s Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not ajdusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
***	Performance shown for the Fund’s Class I shares, as applicable, for periods prior to September 17, 2012 reflects the performance of the common shares of the applicable Predecessor Fund.
†	Performance information for the Class C shares of the Small Company Growth Portfolio will be provided once the Class C shares have completed a full calendar year of operations.

The average annual compounded rates of return, inclusive of a maximum sales charge of 4.25% for Emerging Markets Fixed Income Opportunities Portfolio and a maximum sales charge of 5.25% for all other Funds listed below of the Class A shares of the Funds for the 1-, 5- and 10-year periods ended December 31, 2017 and for the period from inception through December 31, 2017 are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class A	01/02/96	17.77%	5.21%	0.73%	5.09%
Advantage
Class A	05/21/10	24.70%	15.97%	N/A	16.01%
Asia Opportunity
Class A	12/29/15	66.85%	N/A	N/A	28.24%
Emerging Markets Breakout Nations
Class A	12/15/16	15.62%	N/A	N/A	16.49%
Emerging Markets Fixed Income Opportunities
Class A	05/24/12	7.78%	2.12%	N/A	4.41%
Emerging Markets Leaders[a]
Class A	06/30/11	18.82%	3.03%	N/A	3.42%
Emerging Markets
Class A	01/02/96	27.45%	2.69%	-0.32%	6.90%

105

Emerging Markets Small Cap
Class A	12/15/15	26.71%	N/A	N/A	11.84%
Frontier Markets[b]
Class A	09/14/12	14.07%	7.37%	N/A	8.04%
Global Advantage
Class A	12/28/10	33.57%	12.41%	N/A	11.93%
Global Concentrated
Class A	5/27/16	15.78%	N/A	N/A	11.00%
Global Core
Class A	5/27/16	15.37%	N/A	N/A	9.99%
Global Discovery
Class A	12/28/10	18.34%	16.06%	N/A	14.23%
Global Franchise
Class A	11/28/01	18.97%	10.69%	8.09%	10.87%
Global Infrastructure
Class A	09/20/10	6.44%	7.37%	N/A	10.29%
Global Insight
Class A	12/28/11	20.28%	13.30%	N/A	15.74%
Global Opportunity
Class A	05/21/10	41.22%	20.56%	N/A	18.11%
Global Real Estate
Class A	08/30/06	3.73%	4.41%	2.99%	3.30%
Global Sustain
Class A	08/30/13	16.00%	N/A	N/A	9.09%
Growth
Class A	01/02/96	35.93%	18.48%	9.91%	9.75%
Insight
Class A	12/28/11	11.62%	15.32%	N/A	17.33%
International Advantage
Class A	12/28/10	36.58%	12.01%	N/A	11.15%
International Equity
Class A	01/02/96	18.23%	5.34%	2.02%	7.40%
International Opportunity
Class A	03/31/10	44.97%	15.59%	N/A	12.19%
International Real Estate
Class A	10/01/97	12.56%	2.58%	0.39%	7.17%
Multi-Asset
Class A	06/22/12	-6.46%	-0.86%	N/A	0.01%
Small Company Growth
Class A	01/02/96	15.19%	8.47%	5.60%	9.21%
U.S. Real Estate
Class A	01/02/96	-2.44%	7.12%	5.94%	10.84%
US Core
Class A	5/27/16	12.54%	N/A	N/A	11.25%
a	Performance shown for the Fund’s Class A shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
b	Performance shown for the Fund’s Class A shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

106

The average annual compounded rates of return, inclusive of a maximum contingent deferred sales charge of 1.00%, for the Class C shares of the Funds for the 1-, 5- and 10-year periods ended December 31, 2017 and for the period from inception through December 31, 2017 are as follows:

Fund†	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class C	22.42%	N/A	N/A	2.84%
Advantage
Class C	29.77%	N/A	N/A	12.88%
Asia Opportunity
Class C	73.85%	N/A	N/A	30.71%
Emerging Markets Breakout Nations
Class C	20.09%	N/A	N/A	21.73%
Emerging Markets Fixed Income Opportunities
Class C	10.76%	N/A	N/A	5.73%
Emerging Markets Leaders
Class C	23.53%	N/A	N/A	4.83%
Emerging Markets
Class C	32.45%	N/A	N/A	5.53%
Emerging Markets Small Cap
Class C	31.70%	N/A	N/A	13.95%
Frontier Markets
Class C	18.51%	N/A	N/A	1.97%
Global Advantage
Class C	39.02%	N/A	N/A	11.77%
Global Concentrated
Class C	20.18%	N/A	N/A	13.98%
Global Core
Class C	19.92%	N/A	N/A	12.92%
Global Discovery
Class C	22.89%	N/A	N/A	16.90%
Global Franchise
Class C	23.63%	N/A	N/A	15.00%
Global Infrastructure
Class C	10.42%	N/A	N/A	1.83%
Global Insight
Class C	25.09%	N/A	N/A	14.84%
Global Opportunity
Class C	46.92%	N/A	N/A	17.92%
Global Real Estate
Class C	7.54%	N/A	N/A	2.14%
Global Sustain
Class C	20.46%	N/A	N/A	8.72%
Growth
Class C	41.37%	N/A	N/A	14.01%
Insight
Class C	15.93%	N/A	N/A	14.06%
International Advantage
Class C	42.16%	N/A	N/A	13.82%
International Equity
Class C	22.78%	N/A	N/A	3.19%
International Opportunity
Class C	50.77%	N/A	N/A	15.34%

107

Fund†	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
International Real Estate
Class C	16.78%	N/A	N/A	0.64%
Multi-Asset
Class C	-2.88%	N/A	N/A	-5.53%
U.S. Real Estate
Class C	1.26%	N/A	N/A	3.95%
US Core
Class C	16.96%	N/A	N/A	14.19%
†	Performance information for the Class C shares of the Small Company Growth Portfolio will be provided once the Class C shares have completed a full calendar year of operations.

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I Shares of the Funds for the 1-, 5- and 10- year periods ended December 31, 2017 and for the period from inception through December 31, 2017 are as follows:

Fund	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class I	24.36%	6.25%	1.17%	4.84%
Advantage*
Class I	29.84%	16.17%	N/A	11.62%
Asia Opportunity
Class I	76.16%	N/A	N/A	31.39%
Emerging Markets Breakout Nations
Class I	20.70%	N/A	N/A	21.47%
Emerging Markets Fixed Income Opportunities
Class I	10.16%	0.78%	N/A	3.00%
Emerging Markets Leaders**
Class I	25.89%	4.35%	N/A	4.44%
Emerging Markets
Class I	34.95%	3.72%	0.16%	7.44%
Emerging Markets Small Cap
Class I	33.19%	N/A	N/A	14.73%
Frontier Markets***
Class I	20.82%	8.85%	N/A	2.11%
Global Advantage
Class I	38.17%	12.09%	N/A	11.59%
Global Concentrated
Class I	22.60%	N/A	N/A	15.09%
Global Core
Class I	22.12%	N/A	N/A	13.96%
Global Discovery
Class I	23.15%	14.84%	N/A	13.22%
Global Franchise
Class I	24.55%	10.86%	7.99%	10.56%
Global Infrastructure
Class I	10.67%	7.27%	N/A	10.08%
Global Insight
Class I	23.35%	11.58%	N/A	13.93%
Global Opportunity*
Class I	49.27%	20.82%	N/A	12.41%

108

Fund	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Real Estate
Class I	8.09%	4.76%	2.96%	3.10%
Global Sustain
Class I	21.07%	N/A	N/A	9.50%
Growth
Class I	37.11%	17.34%	9.48%	9.35%
Insight
Class I	17.04%	14.11%	N/A	15.89%
International Advantage
Class I	43.90%	12.10%	N/A	11.21%
International Equity
Class I	24.73%	6.38%	2.32%	7.26%
International Opportunity
Class I	52.80%	16.70%	N/A	12.84%
International Real Estate
Class I	16.08%	2.32%	0.07%	6.56%
Multi-Asset
Class I	-0.72%	-0.13%	N/A	0.59%
Small Company Growth
Class I	10.13%	6.07%	4.45%	7.95%
U.S. Real Estate
Class I	-0.58%	5.63%	4.91%	9.22%
US Core
Class I	19.20%	N/A	N/A	15.25%

The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I shares of the Funds for the 1-, 5- and 10-year periods ended December 31, 2017 and for the period from inception through December 31, 2017 are as follows:

Fund	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation
Class I	14.70%	5.28%	1.29%	4.61%
Advantage*
Class I	19.92%	14.02%	N/A	10.26%
Asia Opportunity
Class I	43.69%	N/A	N/A	24.89%
Emerging Markets Breakout Nations
Class I	13.15%	N/A	N/A	17.12%
Emerging Markets Fixed Income Opportunities
Class I	7.28%	1.34%	N/A	3.11%
Emerging Markets Leaders**
Class I	15.14%	3.48%	N/A	3.54%
Emerging Markets
Class I	20.12%	3.30%	0.49%	7.05%
Emerging Markets Small Cap
Class I	20.28%	N/A	N/A	11.85%
Frontier Markets***
Class I	11.78%	7.16%	N/A	1.81%

109

Fund	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Advantage
Class I	26.33%	10.83%	N/A	10.44%
Global Concentrated
Class I	12.94%	N/A	N/A	11.72%
Global Core
Class I	12.73%	N/A	N/A	10.89%
Global Discovery
Class I	15.15%	13.27%	N/A	11.92%
Global Franchise
Class I	15.77%	9.54%	7.17%	9.80%
Global Infrastructure
Class I	8.76%	6.75%	N/A	9.15%
Global Insight
Class I	16.96%	10.63%	N/A	12.69%
Global Opportunity*
Class I	28.06%	17.77%	N/A	10.84%
Global Real Estate
Class I	6.61%	4.19%	2.70%	2.87%
Global Sustain
Class I	14.42%	N/A	N/A	8.41%
Growth
Class I	29.18%	15.86%	8.67%	8.84%
Insight
Class I	10.71%	12.68%	N/A	14.31%
International Advantage
Class I	25.74%	10.43%	N/A	9.71%
International Equity
Class I	14.83%	5.38%	2.26%	7.11%
International Opportunity
Class I	30.71%	13.85%	N/A	10.86%
International Real Estate
Class I	11.47%	2.47%	0.58%	6.24%
Multi-Asset
Class I	-0.41%	0.21%	N/A	0.77%
Small Company Growth
Class I	18.57%	7.47%	5.01%	8.05%
U.S. Real Estate
Class I	4.39%	6.20%	5.02%	9.26%
US Core
Class I	11.06%	N/A	N/A	11.90%
*	Performance shown for each Fund’s Class I shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I shares of the applicable Predecessor Fund.
**	Performance shown for the Fund’s Class I shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
***	Performance shown for the Fund’s Class I shares, as applicable, for the periods prior to September 17, 2012 reflects the performance of the common shares of the applicable Predecessor Fund.

110

Calculation of Yield

The current yields for the Emerging Markets Fixed Income Opportunities Portfolio for the 30-day period ended December 31, 2017 were as follows:

Fund	Class I	Class A‡	Class L	Class C	Class IS
Emerging Markets Fixed Income Opportunities	6.04%	5.43%	5.42%	4.90%	6.06%
‡	The yield as of December 31, 2017 of Class A shares has been restated to reflect the current maximum initial sales charge of 4.25%.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Funds, the Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Adviser or any of its affiliates are referred to in this Statement of Additional Information collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Adviser and its affiliates might come into possession of material, non-public information that affects the Adviser’s ability to buy, sell or hold Fund investments. In addition, affiliates of the Adviser might own, and effect transactions in, securities of companies which the Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Adviser provide investment banking services or make a market in such securities, or in which the Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Adviser responsible for managing a Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Funds. In particular, arrangements with certain Other Accounts might provide for the Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of a Fund. The Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Other Accounts for which the Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of a Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in a Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of a Fund. In addition, the Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to a Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, a Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on a Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Funds and Other Accounts. The Adviser expects to conduct each Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Fund. However, there are or are expected to be differences among each Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Adviser may manage or advise multiple Accounts (including Other

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Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to a Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where a Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and any Other Account. To the extent that the Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Adviser is trading for more than one account at the same time. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which a Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2017, including notes thereto, and the reports of Ernst & Young LLP, the Funds’ independent registered public accounting firm, are herein incorporated by reference to the Funds’ Annual Reports to Shareholders. A copy of the Funds’ Annual Reports to Shareholders must accompany the delivery of this SAI.

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APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

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II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

■	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

■	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

1	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

2	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

1	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

2	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

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3	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

4	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

5	We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

6	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

7	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

8	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

9	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

10	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

11	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 662/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6	Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group

7	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/

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or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment...

12	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure

■	We generally support the following:

■	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

■	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

■	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

■	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■	Management proposals to effect stock splits.

■	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

■	We generally oppose the following (notwithstanding management support):

■	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

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■	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

■	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

1	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

1	We generally support the following:

■	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

■	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other

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performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

■	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Funds of Funds

Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

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III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4	One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

A-7

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

A-8

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

Approved by the Board September 2015, September 27-28, 2016 and September 27-28, 2017.

A-9

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

A-10

APPENDIX B — DESCRIPTION OF RATINGS

Standard & Poor’s Ratings Services

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

I. S&P’s Long-Term Issue Credit Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

II. S&P’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors, Inc.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

I. Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

II. Moody’s Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

I. Fitch’s Long-Term Issuer Credit Rating Scales

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue, 3rd Floor, Room 3B New York, NY 10036 on March 8, 2019

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY ASIA-PACIFIC FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 8, 2019

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on January 14, 2019 at the Special Meeting of Stockholders to be held at 522 Fifth Avenue 3rd Floor, Room 3B, New York, NY 10036, on March 8, 2019 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MSA_30374_121418

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on March 8, 2019.

The Proxy Statement and other materials for this meeting are available at:

https://www.proxy-direct.com/mor-30374

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

Proposal	THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

	FOR	AGAINST	ABSTAIN
1.

To approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated December 5, 2018, between Morgan Stanley Asia-Pacific Fund, Inc., (the “Acquired Fund”), and Morgan Stanley Institutional Fund, Inc., on behalf of the Emerging Markets Portfolio (the “Acquiring Fund”), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of common stock of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the “Reorganization”). As a result of this transaction, stockholders of the Acquired Fund will become stockholders of the Acquiring Fund receiving Class I shares of common stock of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of common stock of the Acquired Fund held immediately prior to the Reorganization.

	☐	☐	☐

Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Note:    Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
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xxxxxxxxxxxxxx	MSA 30374	M	xxxxxxxx

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 30 of the Company’s Post-Effective Amendment No. 212 to its Registration Statement on Form N-1A dated October 5, 2018 (File Nos. 033-23166; 811-05624).

ITEM 16. EXHIBITS

(1)                                 (a)                                 Articles of Amendment and Restatement, dated September 20, 1995, are incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on October 13, 1995.

(b)                                 Articles Supplementary to Registrant’s Articles of Amendment and Restatement (reclassifying shares), dated December 18, 1995, are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(c)                                  Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Technology Portfolio), dated May 2, 1996, are incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(d)                                 Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio), dated May 21, 1997, are incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(e)                                  Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios), dated June 10, 1997, are incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(f)                                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio), dated December 16, 1997, are incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(g)                                  Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio), dated July 17, 1998, are incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(h)                                 Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio), dated August 6, 1998, are incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(i)                                     Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.), dated November 20, 1998, are incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(j)                                    Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio), dated September 24, 1999, are incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(k)                                 Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio), dated April 23, 2001, are incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on April 30, 2001.

(l)                                     Articles of Amendment to the Amended and Restated Articles of Incorporation (Fixed Income Portfolio name changed to Fixed Income III Portfolio, High Yield Portfolio name changed to High Yield II Portfolio and Global Fixed Income Portfolio name changed to Global Fixed Income II Portfolio), dated July 23, 2001, are incorporated herein by reference to Exhibit (a) (12) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(m)                             Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Global Franchise Portfolio), dated October 18, 2001, are incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on November 26, 2001.

(n)                                 Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating Small Cap Value Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, High Yield Portfolio and Global Fixed Income Portfolio and adding Large Cap Relative Value Portfolio), dated June 6, 2003, are incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on June 6, 2003.

(o)                                 Certificate of Correction to the Articles Supplementary, dated as of March 21, 2005, is incorporated herein by reference to Exhibit (a)(15) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(p)                                 Certificate of Correction to the Articles Supplementary, dated April 26, 2005, is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(q)                                 Certificate of Correction to the Articles Supplementary, dated April 26, 2005, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(r)                                    Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the Asian Equity, Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios), dated April 26, 2005, are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(s)                                   Articles of Amendment to the Articles of Amendment and Restatement (Large Cap Relative Value Portfolio name changed to Large Cap Value Portfolio and Value Equity Portfolio name changed to Large Cap Relative Value Portfolio), dated August 25, 2005, are incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(t)                                    Articles of Amendment to the Articles of Amendment and Restatement (European Real Estate Portfolio name changed to International Real Estate Portfolio), dated August 25, 2005, are incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(u)                                 Certificate of Correction to the Articles Supplementary, dated September 20, 2005, is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(v)                                 Certificate of Correction to the Articles Supplementary, dated September 20, 2005, is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(w)                               Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio), dated September 20, 2005, are incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(x)                                 Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Equity Portfolio), dated November 15, 2005, are incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(y)                                 Articles of Amendment to Registrant’s Articles of Amendment and Restatement (effecting a reverse stock split of the Emerging Markets Debt Portfolio), dated February 24, 2006, are incorporated herein by reference to Exhibit (a) (24) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(z)                                  Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), dated February 6, 2006, are incorporated herein by reference to Exhibit (a) (25) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(aa)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Real Estate Portfolio), dated April 25, 2006, are incorporated herein by reference to Exhibit (a) (26) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(bb)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Municipal Money Market Portfolio and Money Market Portfolio), dated August 24, 2006, are incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(cc)                            Certificate of Correction to the Registrant’s Articles of Amendment, dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(27) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(dd)                          Certificate of Correction to the Registrant’s Articles of Amendment, dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(ee)                            Articles of Restatement, dated February 20, 2007, are incorporated herein by reference to Exhibit (a)(29) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(ff)                              Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, are incorporated herein by reference to Exhibit (a)(30) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(gg)                            Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Active Extension Portfolio), dated April 25, 2007, are incorporated herein by reference to Exhibit (a)(31) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(hh)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Small/Mid Cap Value Portfolio), dated September 26, 2007, are incorporated herein by reference to Exhibit (a)(34)

to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(ii)                                  Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H shares to certain Portfolios), dated December 18, 2007, are incorporated herein by reference to Exhibit (a)(35) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(jj)                                Articles of Amendment to Registrant’s Articles of Amendment and Restatement, (redesignating all Portfolios’ Class A and Class B shares as Class I and Class P shares, respectively), dated December 18, 2007, are incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(kk)                          Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Focus Equity Portfolio to the Focus Growth Portfolio and the U.S. Large Cap Growth Portfolio to the Capital Growth Portfolio), dated April 22, 2008, are incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A filed on April 28, 2008.

(ll)                                  Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class L shares to certain Portfolios), dated June 3, 2008, are incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(mm)                  Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios), dated June 27, 2008, are incorporated herein by reference to Exhibit (a)(38) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(nn)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolios), dated October 13, 2008, are incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(oo)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (with respect to Class P shares of International Small Cap Portfolio), dated October 14, 2008, are incorporated herein by reference to Exhibit (a)(40) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(pp)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Magnum Portfolio), dated April 16, 2009, are incorporated herein by reference to Exhibit (a)(42) to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed on April 28, 2009.

(qq)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Active Extension Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(43) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(rr)                                Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Global Value Equity Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(44) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(ss)                              Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(tt)                                Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Equity, Large Cap Relative Value and U.S. Small/Mid Cap Value Portfolios), dated July 28, 2010, are incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(uu)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Select Global Infrastructure Portfolio), dated July 28, 2010, are incorporated herein by reference to Exhibit (a)(47) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(vv)                          Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Equity Growth Portfolio to the Opportunity Portfolio and changing the name of the Global Growth Portfolio to the Global Opportunity Portfolio), dated October 4, 2010, are incorporated herein by reference to Exhibit (a)(48) to Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed on October 28, 2010.

(ww)                      Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Asian Equity, Global Advantage, Global Discovery and International Advantage Portfolios), dated December 8, 2010, are incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(xx)                          Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Capital Growth Portfolio to the Growth Portfolio), dated April 5, 2011, are incorporated herein by reference to Exhibit (a)(50) to Post-Effective No. 93 to the Registration Statement on Form N-1A filed on April 27, 2011.

(yy)                          Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Small Company Growth and U.S. Real Estate Portfolios), dated August 11, 2011, are incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(zz)                            Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Insight and Insight Portfolios), dated October 7, 2011, are incorporated by reference to Exhibit (a)(52) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(aaa)                   Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Emerging Markets Debt Portfolio to Emerging Markets Domestic Debt Portfolio), dated April 23, 2012, are incorporated by reference to Exhibit (a)(54) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(bbb)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Active International Allocation, Emerging Markets, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), dated April 23, 2012, are incorporated by reference to Exhibit (a)(53) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(ccc)                      Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), dated May 17, 2012, are incorporated by reference to Exhibit (a)(55) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(ddd)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Frontier Emerging Markets Portfolio), dated June 22, 2012, are incorporated by reference to Exhibit (a)(56) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(eee)                      Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Focus Growth Portfolio), dated April 8, 2013, are incorporated herein by reference to Exhibit (a)(57)

to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A filed on April 25, 2013.

(fff)                         Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure, Small Company Growth and U.S. Real Estate Portfolios), dated May 16, 2013, are incorporated herein by reference to Exhibit (a)(58) to Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A filed on June 3, 2013.

(ggg)                      Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Quality Portfolio), dated August 2, 2013, are incorporated by reference to Exhibit (a)(59) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(hhh)                   Articles of Amendment to Registrant’s Articles of Amendment and Restatement (reclassifying Class H shares of each Portfolio (other than Global Insight, Insight and International Real Estate Portfolios) as Class P shares), dated August 13, 2013, are incorporated by reference to Exhibit (a)(60) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(iii)                               Articles of Amendment to Registrant’s Articles of Amendment and Restatement ((i) changing the designation of Class H shares of each of the Global Insight and Insight Portfolios to Class A shares and (ii) changing the designation of Class P shares of each Portfolio (other than Global Insight, Global Quality and Insight Portfolios)) to Class A shares, dated August 13, 2013, are are incorporated by reference to Exhibit (a)(61) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(jjj)                            Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A filed on April 29, 2014.

(kkk)                   Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013, is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A filed on April 29, 2014.

(lll)                               Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Leaders Portfolio), dated November 14, 2014, are incorporated herein by reference to Exhibit (a)(64) to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A filed on November 25, 2014.

(mmm)       Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Frontier Emerging Markets Portfolio), are incorporated herein by reference to Exhibit (a)(65) to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A filed on February 13, 2015.

(nnn)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Total Emerging Markets Portfolio), dated March 26, 2015, are incorporated by reference to Exhibit (a)(66) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(ooo)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (changing the name of the Select Global Infrastructure Portfolio to Global Infrastructure Portfolio), dated March 27, 2015, are incorporated by reference to Exhibit (a)(67) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(ppp)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class C shares to all Portfolios), are incorporated by reference to Exhibit (a)(68) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(qqq)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Global Franchise and Multi-Asset Portfolios), dated May 11, 2015, are incorporated by reference to Exhibit (a)(69) to Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed on May 12, 2015.

(rrr)                            Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Emerging Markets External Debt Portfolio to the Emerging Markets Fixed Income Opportunities Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(70) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(sss)                         Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Emerging Markets Domestic Debt Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(71) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(ttt)                            Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating International Small Cap Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(72) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(uuu)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Small Cap Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(73) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(vvv)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Asia Opportunity Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(74) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(www)             Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Opportunity Portfolio), dated March 1, 2016, are incorporated herein by reference to Exhibit (a)(75) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on April 26, 2016.

(xxx)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Class H shares of International Real Estate Portfolio), dated March 1, 2016, are incorporated herein by reference to Exhibit (a)(76) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on April 26, 2016.

(yyy)                   Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Fundamental Multi-Cap Core, Global Concentrated, Global Core and US Core Portfolios), dated May 9, 2016, are incorporated herein by reference to Exhibit (a)(77) to Post-Effective Amendment No. 150 to the Registration Statement on Form N-1A filed on May 11, 2016.

(zzz)                      Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating Asian Equity Portfolio), dated September 1, 2016, are incorporated herein by reference to Exhibit (a)(78) to Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed on September 29, 2016.

(aaaa)            Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Breakout Nations Portfolio), dated October 20, 2016, are incorporated herein by reference to Exhibit (a)(79) to Post-Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 13, 2016.

(bbbb)            Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Frontier Emerging Markets Portfolio to the Frontier Markets Portfolio), dated March 31, 2017, are incorporated herein by reference to Exhibit (a)(80) to Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on April 28, 2017.

(cccc)                Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class T shares to all Portfolios except Fundamental Multi-Cap Core Portfolio), dated September 11, 2017, are incorporated herein by reference to Exhibit (a)(81) to Post-Effective Amendment No. 173 to the Registration Statement on Form N-1A filed on September 29, 2017.

(dddd)            Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Counterpoint Portfolio), dated November 14, 2017, are incorporated herein by reference to Exhibit (a)(82) to Post-Effective Amendment No. 180 to the Registration Statement on Form N-1A filed on December 15, 2017.

(eeee)                Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Active International Allocation, Global Advantage, Global Discovery, Global Insight, Insight and International Advantage Portfolios and Class IR shares to all Portfolios except Fundamental Multi-Cap Core Portfolio), dated March 16, 2018, are incorporated herein by reference to Exhibit (a)(83) to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on April 27, 2018.

(ffff)                    Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Quality Portfolio to the Global Sustain Portfolio), dated March 30, 2018, are incorporated herein by reference to Exhibit (a)(84) to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on April 27, 2018.

(gggg)                Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Concentrated Real Estate and Real Assets Portfolios), dated March 30, 2018, are incorporated herein by reference to Exhibit (a)(85) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(hhhh)            Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Permanence Portfolio), dated August 23, 2018, are incorporated herein by reference to Exhibit (a)(86) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(iiii)                            Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Fundamental Multi-Cap Core Portfolio), dated October 9, 2018, are incorporated herein by reference to Exhibit (a)(86) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

[(jjjj)                    Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Permanence Portfolio to the Global Endurance Portfolio), dated December 5, 2018, filed herein.]

(2)                                                                                 Amended and Restated By-Laws, dated December 8, 2015, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on April 26, 2016.

(3)                                                                                 Not applicable.

(4)                                                                                 Agreement and Plan of Reorganization (filed herein as Exhibit A to the Proxy Statement and Prospectus).

(5)                                 (a)                                 Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(b)                                 Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(6)                                 (a)                                 Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated June 30, 2009, is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(b)                                 Amended and Restated Sub-Advisory Agreement, dated May 30, 2013, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Global Concentrated Real Estate Portfolio, Global Franchise Portfolio, Global Infrastructure Portfolio, Global Real Estate Portfolio, Global Sustain Portfolio, International Equity Portfolio, International Real Estate Portfolio and Real Assets Portfolio), is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(c)                                  Amended and Restated Sub-Advisory Agreement, dated June 30, 2009, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the Active International Allocation Portfolio, Emerging Markets Leaders Portfolio, Emerging Markets Portfolio, Global Concentrated Real Estate Portfolio, Global Infrastructure Portfolio, Global Real Estate Portfolio, International Real Estate Portfolio and Real Assets Portfolio), is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(7)                                                                                 Distribution Agreement, between Registrant and Morgan Stanley Distribution, Inc. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(8)                                                                                 Not applicable.

(9)                                                                                 Custodian Contract between the Registrant and State Street Bank and Trust Company, dated March 7, 2008, is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(10)                          (a)                                 Amended and Restated Shareholder Services Plan under Rule 12b-1 for Class A Shares, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(b)                                 Amended and Restated Distribution and Shareholder Services Plan under Rule 12b-1 for Class L Shares, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on April 27, 2018.

(c)                                  Distribution and Shareholder Services Plan under Rule 12b-1 for Class C Shares, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(d)                                 Amended and Restated Multiple Class 18f-3 Plan, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(11)                          (a)                                 Opinion and Consent of Dechert LLP, filed herein.

(b)                                 Opinion of Ballard Spahr LLP, filed herein.

(12)                                                                          Form of Opinion of Dechert LLP (as to tax matters), filed herein.

(13)                          (a)                                 Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated August 26, 2016, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on April 28, 2017.

(b)                                 Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated April 1, 2013, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(c)                                  Amendment to the to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated June 2, 2014, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 26, 2014.

(d)                                 Fee Waiver Agreement between the Registrant (relating to Multi-Asset Portfolio) and Morgan Stanley Investment Management Inc., dated August 2, 2016, is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed on August 26, 2016.

(e)                                  Form of Appointment of Agent for Service of Process relating to Multi-Asset Cayman Portfolio, Ltd., is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed on August 26, 2016.

(f)                                   Amendment to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated May 23, 2017, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

(g)                                  Addendum to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated October 5, 2017, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

(14)                                                                          Consent of Ernst & Young LLP (with respect to Form N-14), filed herein.

(15)                                                                          Not applicable.

(16)                                                                          Powers of Attorney of Directors, dated December [5], 2018, filed herein.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains opinions of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on this 17th day of December, 2018.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ John H. Gernon
John H. Gernon
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

(1) Principal Executive Officer		President and Principal Executive Officer

By:	/s/ John H. Gernon		December 17, 2018
John H. Gernon

(2) Principal Financial Officer		Principal Financial Officer

By:	/s/ Francis J. Smith		December 17, 2018
Francis J. Smith

(3) Majority of the Directors

Independent Directors

Frank L. Bowman	Joseph J. Kearns
Kathleen A. Dennis	Michael F. Klein
Nancy C. Everett	Patricia Maleski
Jakki L. Haussler	Michael E. Nugent (Chairman)
Dr. Manuel H. Johnson	W. Allen Reed
Fergus Reid

By:	/s/ Carl Frischling		December 17, 2018
Carl Frischling
Attorney-in-Fact for the Independent Directors

EXHIBIT INDEX

(1)	(jjjj) Articles of Amendment.

(11)	(a) Opinion and Consent of Dechert LLP.

(b) Opinion of Ballard Spahr LLP.

(12)	Form of Opinion of Dechert LLP (as to tax matters).

(14)	Consent of Ernst & Young LLP (with respect to Form N-14).

(16)	Powers of Attorney of Directors.